(fidelity_logo)(registered trademark)

(2_fidelity_logos)(registered trademark)

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Semiannual Report

January 31, 2002

Contents

Performance Overview	5
Biotechnology	6	Performance
	10	Fund Talk: The Manager's Overview
	11	Investment Summary
	12	Investments
	14	Financial Statements
	18	Notes to the Financial Statements
Consumer Industries	22	Performance
	26	Fund Talk: The Manager's Overview
	27	Investment Summary
	28	Investments
	30	Financial Statements
	34	Notes to the Financial Statements
Cyclical Industries	38	Performance
	42	Fund Talk: The Manager's Overview
	43	Investment Summary
	44	Investments
	47	Financial Statements
	51	Notes to the Financial Statements
Developing Communications	55	Performance
	59	Fund Talk: The Manager's Overview
	60	Investment Summary
	61	Investments
	63	Financial Statements
	67	Notes to the Financial Statements
Electronics	71	Performance
	75	Fund Talk: The Manager's Overview
	76	Investment Summary
	77	Investments
	79	Financial Statements
	83	Notes to the Financial Statements
Financial Services	87	Performance
	91	Fund Talk: The Manager's Overview
	92	Investment Summary
	93	Investments
	95	Financial Statements
	99	Notes to the Financial Statements
Health Care	103	Performance
	107	Fund Talk: The Manager's Overview
	108	Investment Summary
	109	Investments
	111	Financial Statements
	115	Notes to the Financial Statements
Natural Resources	119	Performance
	123	Fund Talk: The Manager's Overview
	124	Investment Summary
	125	Investments
	127	Financial Statements
	131	Notes to the Financial Statements
Technology	135	Performance
	139	Fund Talk: The Manager's Overview
	140	Investment Summary
	141	Investments
	144	Financial Statements
	148	Notes to the Financial Statements
Telecommunications & Utilities Growth	152	Performance
	156	Fund Talk: The Managers' Overview
	157	Investment Summary
	158	Investments
	160	Financial Statements
	164	Notes to the Financial Statements
Proxy Voting Results	168

Semiannual Report

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

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The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Performance Overview

Unfortunately for most investors, little changed with respect to the flagging performance of stocks during the six-month period ending January 31, 2002. With the exception of most undervalued small-and medium-sized companies that had been largely overlooked during the bull market cycle of the late 1990s, stocks generally continued their recent trend of delivering negative returns.

There were a few major reasons for poor stock performance. The slumping U.S. economy squeezed corporate profits in many industries. The low point came in the third quarter of 2001, as quarterly gross domestic product fell into negative territory for the first time since 1993, and year-over-year corporate profits fell to new lows. Furthermore, a lack of promising fourth-quarter corporate earnings reports failed to convince investors that the near-term outlook for the economy and corporate earnings was any brighter. In its ongoing attempt to provide a stimulus to the economy, the Federal Reserve Board's monetary policy-making committee cut interest rates five successive times during the period. This aggressive easing brought interest rates down to their lowest levels in decades, but by period end the Fed's efforts still had little positive impact on the economy, or on stock performance.

Elsewhere, a handful of high-profile companies surprisingly fell into bankruptcy, most notably energy trading and pipeline firm Enron, whose stock price tumbled from nearly $90 per share in August to less than $1 per share in December. Enron's collapse was driven by the company's lack of adherence to up-front accounting principles, which served to shroud the company's off-balance-sheet debt and inflate its earnings. Enron's accounting was called into question by investors, employees, regulators and legislators. Perhaps most significantly, the scandal heightened concerns about the accounting of other companies.

Another event that influenced stock prices was the terrorist attacks on September 11, which destroyed several World Trade Center buildings in New York City and damaged the Pentagon. These tragic events severely reduced commerce in several industries during the weeks following the attacks, including retail, media, lodging and air transportation. Companies in these industries saw a substantial drop in revenues and earnings, which reduced their stock valuations considerably. By the end of the period, some of these stocks had rebounded back to levels seen just prior to September 11 as investors swooped in to pick up bargains. Many, however, still remained lower.

These three negative factors - the slowing economy, the Enron collapse and the slowdown in commerce following the terrorist attacks - were reflected in the returns of major equity indexes. The blue chips' Dow Jones Industrial Average SM declined 4.84%, while the large-cap Standard & Poor's 500 SM Index and the tech-heavy NASDAQ Composite® Index fell 6.01% and 4.44%, respectively. Growth stocks were punished for their higher valuations and lagged the performance of value stocks across the board. One of the equity markets' few bright spots was the small-cap value category, which returned 4.85% as measured by the Russell 2000® Value Index. Mid-cap value stocks, as measured by the Russell Midcap® Value Index, eked out a modest 0.49% gain.

Turning to individual sector performance for the six-month period, consumer industries was the only sector that generated a positive return. Increased demand for stocks of companies that produced consumer-staple products - including nondurables, food and beverages - or those likely to maintain their earnings growth rates in a poor economic environment helped boost stock prices.

Health care stocks also outperformed the broader market, but their negative returns - as reflected by the 2.62% decline for the Goldman Sachs® Health Care Index - generally proved disappointing, since this defensive-minded sector typically shines during periods of economic uncertainty. Several pharmaceutical stocks struggled with the expiration of patents on their most profitable drugs and scrambled to replace market share lost to generic-drug producers. Investors also remained cool to biotechnology stocks, given their high valuations and overall low current earnings visibility.

A number of factors hurt financial services stocks. Growing credit concerns caused a big negative impact on banks with high-risk, sub-prime lending operations. Elsewhere, the terrorist attacks of September 11 had wide-ranging effects. Stock markets closed for nearly a week, reducing trading volume and drying up underwriting activity for investment banks and brokerages. Facing large loss claims, stocks of insurance companies were punished severely following the attacks.

Investors also reacted unfavorably to cyclical industries stocks, given their economic sensitivity and the fallout from September 11. The airlines were the most visibly damaged stock group due to the sharp decline in travel, particularly higher-margin business travel, as companies cut costs in the face of an economic downturn. Bright spots included homebuilding stocks and defense contractors, where demand remained strong.

Technology stocks underwent an extremely volatile period. The sector was the worst performing group in the first half of the six-month period, as investors reacted negatively to the sector's high valuations. But tech stocks rallied during the final three months when investors grew optimistic about stabilization in the economy and flocked to semiconductor and blue-chip personal computer stocks.

Among the hardest hit sectors during the past six months was natural resources. Supplies of oil and natural gas rose, causing a price decline for these commodities and, ultimately, for the corporate earnings of many energy producers. In the fourth quarter of 2001, expectations for an economic recovery in 2002 boosted the stocks of energy services and equipment stocks, as well as cyclical non-energy industries such as forest and paper, aluminum and other non-precious metals.

Telecommunication services and utilities were by far the worst-performing sectors during the past six months. As the period progressed, increased optimism about the economy caused investors to shy away from defensive-oriented regional Bell operating companies, as well as alternative carriers. Wireless stocks fell, in large part due to slowing subscriber growth, heavy competition and rich valuations. The Enron episode sent ripples throughout the utilities sector. The stocks of companies with extensive electricity or natural gas trading operations came under selling pressure, and that concern was compounded by existing questions about slowing power demand and increasing plant capacity.

Semiannual Report

Advisor Biotechnology Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Biotechnology - CL A	-10.58%	-28.76%	-36.60%
Fidelity Adv Biotechnology - CL A (incl. 5.75% sales charge)	-15.72%	-32.86%	-40.25%
S&P 500®	-6.01%	-16.15%	-13.73%
GS Health Care	-2.62%	-5.69%	-13.71%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL A	-28.76%	-34.02%
Fidelity Adv Biotechnology - CL A (incl. 5.75% sales charge)	-32.86%	-37.49%
S&P 500	-16.15%	-12.60%
GS Health Care	-5.69%	-12.59%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have been $5,975 - a 40.25% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,629 - a 13.71% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Biotechnology Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL T	-10.61%	-28.99%	-36.80%
Fidelity Adv Biotechnology - CL T (incl. 3.50% sales charge)	-13.74%	-31.47%	-39.01%
S&P 500	-6.01%	-16.15%	-13.73%
GS Health Care	-2.62%	-5.69%	-13.71%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL T	-28.99%	-34.21%
Fidelity Adv Biotechnology - CL T (incl. 3.50% sales charge)	-31.47%	-36.31%
S&P 500	-16.15%	-12.60%
GS Health Care	-5.69%	-12.59%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have been $6,099 - a 39.01% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,629 - a 13.71% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Biotechnology Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL B	-10.78%	-29.25%	-37.10%
Fidelity Adv Biotechnology - CL B (incl. contingent deferred sales charge)	-15.24%	-32.78%	-39.62%
S&P 500	-6.01%	-16.15%	-13.73%
GS Health Care	-2.62%	-5.69%	-13.71%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL B	-29.25%	-34.49%
Fidelity Adv Biotechnology - CL B (incl. contingent deferred sales charge)	-32.78%	-36.89%
S&P 500	-16.15%	-12.60%
GS Health Care	-5.69%	-12.59%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $6,038 - a 39.62% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,629 - a 13.71% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Biotechnology Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL C	-10.78%	-29.25%	-37.10%
Fidelity Adv Biotechnology - CL C (incl. contingent deferred sales charge)	-11.67%	-29.95%	-37.10%
S&P 500	-6.01%	-16.15%	-13.73%
GS Health Care	-2.62%	-5.69%	-13.71%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - CL C	-29.25%	-34.49%
Fidelity Adv Biotechnology - CL C (incl. contingent deferred sales charge)	-29.95%	-34.49%
S&P 500	-16.15%	-12.60%
GS Health Care	-5.69%	-12.59%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $6,290 - a 37.10% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,629 - a 13.71% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Biotechnology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Brian Younger, Portfolio Manager of Fidelity Advisor Biotechnology Fund

Q. How did the fund perform, Brian?

A. For the six-month period that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares declined 10.58%, 10.61%, 10.78% and 10.78%, respectively. These returns underperformed the Goldman Sachs Health Care Index - an index of 115 stocks designed to measure the performance of companies in the health care sector - which declined 2.62%. The fund also trailed the Standard & Poor's 500 Index, which fell 6.01%. For the 12 months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares declined 28.76%, 28.99%, 29.25% and 29.25%, respectively. During the same period, the Goldman Sachs index fell 5.69% and the S&P 500 index dropped 16.15%.

Q. Why did the fund underperform the Goldman Sachs index during the past six months?

A. Amid an uncertain economy, risk-averse investors generally weren't willing to reward the future growth prospects of biotechnology stocks, causing them to underperform other health care industries included in the index that historically have generated more stable earnings growth.

Q. What other factors influenced performance?

A. A number of events within the biotech industry put pressure on stocks late in the fourth quarter. First, there were four major corporate mergers announced that caused concern with the investment community: Amgen acquired Immunex; Millennium Pharmaceuticals acquired COR Therapeutics; MedImmune purchased Aviron; and Cephalon bought Group Lafon. Additionally, investors responded unfavorably to two companies, Human Genome Sciences and Protein Design Labs, that presented questionable clinical-trial data on some high-profile drugs - Repifermin, for wound healing, and Remitogen for non-Hodgkin's lymphoma, respectively. Finally, the Food and Drug Administration (FDA) said it wouldn't consider an application by ImClone Systems for approval of its promising new colorectal cancer drug, Erbitux.

Q. Can you elaborate on why the FDA's decision on ImClone's cancer drug application had such a broad impact on the industry?

A. In my opinion, the market severely overreacted. Biotechnology stocks have a history of high volatility based on news flow, and the recent ImClone case is a perfect example. Unfortunately, when these stories break, investors tend to react in similar fashion to the entire industry. What I believed was overlooked was that the FDA's decision didn't speak to the clinical effectiveness of Erbitux. Reflecting its potential, pharmaceutical giant Bristol-Myers Squibb invested $2 billion to take part in the future profits of the drug earlier in the period, sending ImClone's stock to new highs. Had Erbitux's application been accepted, it was widely believed that the drug would have been approved in mid-2002. But now the drug may not be on the market until 2003. Investors may have been concerned that this delay could erode the drug's market exclusivity, allowing competitors with similar drugs to potentially steal market share.

Q. What holdings were top performers? Which disappointed?

A. Gilead Sciences, the fund's top performer, benefited when initial sales for its recently launched HIV drug treatment, Viread, exceeded expectations. Investors also responded favorably to IDEC Pharmaceuticals, because the company had solid product revenues and positive earnings. In terms of disappointments, our large positions in Millennium and Human Genome Sciences held back the fund's return. These companies had products in the earlier stages of clinical trials and had yet to turn a profit. As such, risk-averse investors generally punished them more than better-established, profitable companies. But there were exceptions. Amgen was hurt by skepticism about the price it paid to acquire Immunex.

Q. What's your outlook, Brian?

A. I'm optimistic that investors will begin to recognize the improving fundamentals of biotech companies and react less impulsively to the group when individual companies face short-term obstacles. More companies are turning a profit or are close to turning a profit than ever before, corporate balance sheets have never been stronger, the recent flurry of merger activity has shown that the industry is becoming mature enough to execute acquisitions, and companies increasingly are developing the capability to create and market their own products.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Note to shareholders: Effective March 1, 2002, Andraz Razen became Portfolio Manager of Fidelity Advisor Biotechnology Fund.

Fund Facts

Start date: December 27, 2000

Size: as of January 31, 2002, more than $39 million

Manager: Brian Younger, since 2000; joined Fidelity in 1998

3

Semiannual Report

Advisor Biotechnology Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Amgen, Inc.	11.2
IDEC Pharmaceuticals Corp.	9.5
Gilead Sciences, Inc.	9.4
Medimmune, Inc.	8.9
Millennium Pharmaceuticals, Inc.	4.0
Cephalon, Inc.	3.4
Invitrogen Corp.	3.3
Human Genome Sciences, Inc.	3.1
Applera Corp. - Applied Biosystems Group	3.1
Sepracor, Inc.	2.8
58.7
Top Industries as of January 31, 2002
% of fund's net assets
Biotechnology	86.1%
Pharmaceuticals	4.3%
Health Care Equipment & Supplies	3.2%
Industrial Conglomerates	0.4%
All Others *	6.0%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Biotechnology Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 85.6%
Abgenix, Inc. (a)	28,970	$ 690,355
Affymetrix, Inc. (a)	22,000	619,300
Alkermes, Inc. (a)	25,440	682,046
Amgen, Inc. (a)	80,510	4,468,302
Applera Corp. - Celera Genomics Group (a)	26,140	546,326
Avant Immunotherapeutics, Inc. (a)	13,900	44,897
Biogen, Inc. (a)	10,930	592,625
Biotransplant, Inc. (a)	12,980	91,509
Cambridge Antibody Technology Group PLC (a)	1,337	30,191
Celgene Corp. (a)	40,020	1,097,348
Cell Therapeutics, Inc. (a)	5,220	113,378
Cephalon, Inc. (a)	20,799	1,363,998
COR Therapeutics, Inc. (a)	30,550	574,035
Corvas International, Inc. (a)	12,700	92,710
CV Therapeutics, Inc. (a)	21,540	920,620
Decode Genetics, Inc. (a)	18,040	160,556
Enzon, Inc. (a)	14,000	737,520
Exelixis, Inc. (a)	23,110	283,098
Genentech, Inc. (a)	7,090	350,601
Genta, Inc. (a)	4,500	60,300
Genzyme Corp. - General Division (a)	14,120	644,013
Gilead Sciences, Inc. (a)	57,500	3,761,650
Human Genome Sciences, Inc. (a)	44,500	1,251,785
ICOS Corp. (a)	8,450	361,660
IDEC Pharmaceuticals Corp. (a)	63,910	3,800,089
Ilex Oncology, Inc. (a)	7,800	179,400
Invitrogen Corp. (a)	24,250	1,299,073
Medarex, Inc. (a)	12,690	187,939
Medimmune, Inc. (a)	84,300	3,571,791
Millennium Pharmaceuticals, Inc. (a)	83,200	1,581,632
Myriad Genetics, Inc. (a)	3,340	141,616
Neurocrine Biosciences, Inc. (a)	10,500	436,905
OSI Pharmaceuticals, Inc. (a)	1,700	68,153
Protein Design Labs, Inc. (a)	24,080	536,021
Regeneron Pharmaceuticals, Inc. (a)	15,540	385,392
Sepracor, Inc. (a)	22,896	1,130,147
Serologicals Corp. (a)	6,830	139,803
Serono SA sponsored ADR	9,800	196,980
Techne Corp. (a)	8,410	258,271
Transkaryotic Therapies, Inc. (a)	1,140	44,289
Tularik, Inc. (a)	1,330	29,380
Vertex Pharmaceuticals, Inc. (a)	23,650	466,851
Zymogenetics, Inc.	15,400	184,800
TOTAL BIOTECHNOLOGY		34,177,355

	Shares	Value (Note 1)
HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
Applera Corp. - Applied Biosystems Group	55,650	$ 1,242,665
Epix Medical, Inc. (a)	2,900	36,975
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,279,640
INDUSTRIAL CONGLOMERATES - 0.4%
Tyco International Ltd.	4,600	161,690
PHARMACEUTICALS - 4.3%
Antigenics, Inc. (a)	1,400	19,530
Guilford Pharmaceuticals, Inc. (a)	7,000	76,510
ImClone Systems, Inc. (a)	23,547	451,161
InterMune, Inc. (a)	9,950	422,875
Isis Pharmaceuticals Co. (a)	4,100	71,340
Ligand Pharmaceuticals, Inc. Class B (a)	8,100	122,148
Medicines Co. (a)	1,500	16,590
NPS Pharmaceuticals, Inc. (a)	5,920	177,600
Scios, Inc. (a)	12,100	278,058
Telik, Inc. (a)	400	4,400
Versicor, Inc. (a)	3,510	67,392
TOTAL PHARMACEUTICALS		1,707,604
TOTAL COMMON STOCKS (Cost $42,658,727)		37,326,289
Convertible Bonds - 0.5%
Moody's Ratings (unaudited) (d)		Principal Amount
BIOTECHNOLOGY - 0.5%
Cell Therapeutics, Inc. 5.75% 6/15/08 (c)	-	$ 90,000	80,100
Sepracor, Inc. 5.75% 11/15/06 (c)	CCC+	120,000	118,632
TOTAL CONVERTIBLE BONDS (Cost $203,428)			198,732
Money Market Funds - 9.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.88% (b) (Cost $3,734,359)	3,734,359	$ 3,734,359
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $46,596,514)		41,259,380
NET OTHER ASSETS - (3.3)%		(1,318,031)
NET ASSETS - 100%		$ 39,941,349
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $198,732 or 0.5% of net assets.

(d) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $35,314,716 and $19,471,423, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $307 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $46,951,786. Net unrealized depreciation aggregated $5,692,406, of which $1,614,645 related to appreciated investment securities and $7,307,051 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $952,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $46,596,514) - See accompanying schedule		$ 41,259,380
Receivable for investments sold		221,029
Receivable for fund shares sold		139,746
Interest receivable		6,847
Redemption fees receivable		2
Total assets		41,627,004
Liabilities
Payable for investments purchased	$ 1,535,602
Payable for fund shares redeemed	70,509
Accrued management fee	9,928
Distribution fees payable	25,727
Other payables and accrued expenses	43,889
Total liabilities		1,685,655
Net Assets		$ 39,941,349
Net Assets consist of:
Paid in capital		$ 48,430,747
Accumulated net investment (loss)		(299,333)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,852,931)
Net unrealized appreciation (depreciation) on investments		(5,337,134)
Net Assets		$ 39,941,349
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,041,708 ÷ 952,237 shares)		$ 6.34
Maximum offering price per share (100/94.25 of $6.34)		$ 6.73
Class T: Net Asset Value and redemption price per share ($9,431,996 ÷ 1,491,319 shares)		$ 6.32
Maximum offering price per share (100/96.50 of $6.32)		$ 6.55
Class B: Net Asset Value and offering price per share ($12,805,416 ÷ 2,036,564 shares) A		$ 6.29
Class C: Net Asset Value and offering price per share ($10,334,748 ÷ 1,643,480 shares) A		$ 6.29
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,327,481 ÷ 208,801 shares)		$ 6.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 14,031
Interest		38,307
Total income		52,338
Expenses
Management fee	$ 103,364
Transfer agent fees	87,976
Distribution fees	130,281
Accounting fees and expenses	30,087
Non-interested trustees' compensation	56
Custodian fees and expenses	8,626
Registration fees	78,388
Audit	12,954
Legal	164
Miscellaneous	16,649
Total expenses before reductions	468,545
Expense reductions	(116,874)	351,671
Net investment income (loss)		(299,333)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,705,529)
Foreign currency transactions	(1,055)
Total net realized gain (loss)		(1,706,584)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,236,332)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(3,236,346)
Net gain (loss)		(4,942,930)
Net increase (decrease) in net assets resulting from operations		$ (5,242,263)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	December 27, 2000 (commencement of operations) to July 31, 2001
Operations
Net investment income (loss)	$ (299,333)	$ (135,670)
Net realized gain (loss)	(1,706,584)	(1,146,587)
Change in net unrealized appreciation (depreciation)	(3,236,346)	(2,100,788)
Net increase (decrease) in net assets resulting from operations	(5,242,263)	(3,383,045)
Share transactions - net increase (decrease)	17,117,057	31,428,665
Redemption fees	7,479	13,456
Total increase (decrease) in net assets	11,882,273	28,059,076
Net Assets
Beginning of period	28,059,076	-
End of period (including accumulated net investment loss of $299,333 and $0, respectively)	$ 39,941,349	$ 28,059,076

Financial Highlights - Class A

Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 F
Net asset value, beginning of period	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.04)
Net realized and unrealized gain (loss)	(.71)	(2.88)
Total from investment operations	(.75)	(2.92)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 6.34	$ 7.09
Total Return B, C, D	(10.58)%	(29.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.19% A	3.07% A
Expenses net of voluntary waivers, if any	1.50% A	1.50% A
Expenses net of all reductions	1.49% A	1.49% A
Net Investment Income (loss)	(1.19)% A	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,042	$ 4,232
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class T

Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 F
Net asset value, beginning of period	$ 7.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.05)
Net realized and unrealized gain (loss)	(.70)	(2.89)
Total from investment operations	(.75)	(2.94)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 6.32	$ 7.07
Total Return B, C, D	(10.61)%	(29.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.43% A	3.29% A
Expenses net of voluntary waivers, if any	1.75% A	1.75% A
Expenses net of all reductions	1.74% A	1.74% A
Net Investment Income (loss)	(1.45)% A	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,432	$ 7,721
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 F
Net asset value, beginning of period	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.07)
Net realized and unrealized gain (loss)	(.69)	(2.89)
Total from investment operations	(.76)	(2.96)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 6.29	$ 7.05
Total Return B, C, D	(10.78)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.93% A	3.83% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.24% A	2.24% A
Net Investment Income (loss)	(1.95)% A	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,805	$ 8,875
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 F
Net asset value, beginning of period	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.07)
Net realized and unrealized gain (loss)	(.69)	(2.89)
Total from investment operations	(.76)	(2.96)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 6.29	$ 7.05
Total Return B, C, D	(10.78)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.79% A	3.73% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.24% A	2.24% A
Net Investment Income (loss)	(1.94)% A	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,335	$ 6,321
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 E
Net asset value, beginning of period	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.03)
Net realized and unrealized gain (loss)	(.70)	(2.89)
Total from investment operations	(.73)	(2.92)
Redemption fees added to paid in capital D	-	.01
Net asset value, end of period	$ 6.36	$ 7.09
Total Return B, C	(10.30)%	(29.10)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.67% A	2.58% A
Expenses net of voluntary waivers, if any	1.25% A	1.25% A
Expenses net of all reductions	1.24% A	1.24% A
Net Investment Income (loss)	(.95)% A	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,327	$ 911
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 6,949	$ 19
Class T	.25%	.25%	21,716	-
Class B	.75%	.25%	59,636	44,727
Class C	.75%	.25%	41,980	29,527
			$ 130,281	$ 74,273

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 35,860	$ 16,764
Class T	20,711	6,728
Class B	17,075	17,075 *
Class C	2,506	2,506 *
	$ 76,152	$ 43,073

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 14,929	.54 *
Class T	23,133	.53 *
Class B	31,859	.53 *
Class C	16,590	.39 *
Institutional Class	1,465	.27 *
	$ 87,976

* Annualized

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Biotechnology

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $32,482 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 19,152
Class T	1.75%	29,680
Class B	2.25%	40,596
Class C	2.25%	22,905
Institutional Class	1.25%	2,265
		$ 114,598

Certain security trades were directed to brokers who paid $2,229 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $47.

7. Other Information.

At the end of the period, 1 unaffiliated shareholder held 10% of the total outstanding shares of the fund.

Biotechnology

Notes to Financial Statements (Unaudited) - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001	Six months ended January 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001
Class A Shares sold	499,037	699,478	$ 3,590,928	$ 5,545,338
Shares redeemed	(143,785)	(102,493)	(1,020,412)	(779,774)
Net increase (decrease)	355,252	596,985	$ 2,570,516	$ 4,765,564
Class T Shares sold	680,463	1,185,736	$ 4,943,997	$ 9,362,792
Shares redeemed	(280,561)	(94,319)	(1,854,738)	(706,463)
Net increase (decrease)	399,902	1,091,417	$ 3,089,259	$ 8,656,329
Class B Shares sold	1,155,083	1,306,490	$ 8,218,798	$ 10,210,270
Shares redeemed	(376,799)	(48,210)	(2,627,252)	(347,986)
Net increase (decrease)	778,284	1,258,280	$ 5,591,546	$ 9,862,284
Class C Shares sold	915,550	927,986	$ 6,448,879	$ 7,320,439
Shares redeemed	(168,729)	(31,327)	(1,192,780)	(223,327)
Net increase (decrease)	746,821	896,659	$ 5,256,099	$ 7,097,112
Institutional Class Shares sold	115,703	134,833	$ 854,218	$ 1,095,260
Shares redeemed	(35,282)	(6,453)	(244,581)	(47,884)
Net increase (decrease)	80,421	128,380	$ 609,637	$ 1,047,376

Biotechnology

Advisor Consumer Industries Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL A	-1.83%	-3.97%	63.72%	86.04%
Fidelity Adv Consumer - CL A (incl. 5.75% sales charge)	-7.47%	-9.50%	54.31%	75.35%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Consumer Industries	1.09%	-1.50%	64.91%	86.44%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL A	-3.97%	10.36%	12.15%
Fidelity Adv Consumer - CL A (incl. 5.75% sales charge)	-9.50%	9.06%	10.93%
S&P 500	-16.15%	9.04%	12.22%
GS Consumer Industries	-1.50%	10.52%	12.19%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $17,535 - a 75.35% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,644 - an 86.44% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Consumer Industries Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL T	-1.91%	-4.20%	61.41%	83.25%
Fidelity Adv Consumer - CL T (incl. 3.50% sales charge)	-5.35%	-7.55%	55.77%	76.84%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Consumer Industries	1.09%	-1.50%	64.91%	86.44%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL T	-4.20%	10.05%	11.84%
Fidelity Adv Consumer - CL T (incl. 3.50% sales charge)	-7.55%	9.27%	11.10%
S&P 500	-16.15%	9.04%	12.22%
GS Consumer Industries	-1.50%	10.52%	12.19%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $17,684 - a 76.84% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,644 - an 86.44% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Consumer Industries Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 5%, 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL B	-2.16%	-4.69%	57.38%	78.67%
Fidelity Adv Consumer - CL B (incl. contingent deferred sales charge)	-6.93%	-9.33%	55.38%	77.67%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Consumer Industries	1.09%	-1.50%	64.91%	86.44%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL B	-4.69%	9.49%	11.32%
Fidelity Adv Consumer - CL B (incl. contingent deferred sales charge)	-9.33%	9.21%	11.20%
S&P 500	-16.15%	9.04%	12.22%
GS Consumer Industries	-1.50%	10.52%	12.19%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $17,767 - a 77.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,644 - an 86.44% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Consumer Industries Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL C	-2.16%	-4.68%	57.43%	78.73%
Fidelity Adv Consumer - CL C (incl. contingent deferred sales charge)	-3.11%	-5.61%	57.43%	78.73%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Consumer Industries	1.09%	-1.50%	64.91%	86.44%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - CL C	-4.68%	9.50%	11.32%
Fidelity Adv Consumer - CL C (incl. contingent deferred sales charge)	-5.61%	9.50%	11.32%
S&P 500	-16.15%	9.04%	12.22%
GS Consumer Industries	-1.50%	10.52%	12.19%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $17,873 - a 78.73% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,644 - an 86.44% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Consumer Industries Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with John Porter, Portfolio Manager of Fidelity Advisor Consumer Industries Fund

Q. How did the fund perform, John?

A. For the six-month period that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -1.83%, -1.91%, -2.16% and -2.16%, respectively. During the same period, the Goldman Sachs Consumer Industries Index - an index of 268 stocks designed to measure the performance of companies in the consumer industries sector - returned 1.09%, while the Standard & Poor's 500 Index fell 6.01%. For the 12 months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -3.97%, -4.20%, -4.69% and -4.68%, respectively, compared with returns of -1.50% for the Goldman Sachs index and -16.15% for the S&P 500.

Q. Why did the fund underperform the Goldman Sachs index?

A. Perhaps by being a bit too cautious. There have been a lot of pressure points on the American consumer over the past six months. With the economy and job market both weakening, consumer balance sheets were showing a good deal of debt, but consumers really weren't slowing their spending. I saw this as reason for concern and responded by adopting a cautious positioning, de-emphasizing consumer discretionary stocks and taking a more favorable view of consumer staples, where I saw better fundamental trends and more attractive valuations. That strategy worked pretty well until mid-fall, when investor sentiment changed course in the aftermath of September 11. The market was flooded with new liquidity from interest rate cuts and the prospects of an economic stimulus package, and investors began bidding up the consumer discretionary segment in anticipation of an economic recovery. Since the fund was underweighted in that segment compared with the Goldman Sachs index, it did not get the same lift. So it was well-positioned for the first half of the period, but not so well thereafter, which is generally why the fund underperformed the benchmark.

Q. How did you deal with these unusual events in the market?

A. My immediate reaction after 9/11 was to become even more cautious. There were a few retail and media stocks that I had been optimistic about prior to the attacks, even though I was underweighting the consumer discretionary sector as a whole. After 9/11, I pared back some of those positions. It soon became apparent, however, that the market was rallying around consumer discretionaries, so I bought back some of the names I'd sold. This was a short-term strategy change, based mainly on the market's optimistic reaction to external influences; it does not reflect my still-cautious view of this part of the industry over the longer term.

Q. What stocks did the most to help performance during the period?

A. The two largest contributors were Gillette and Procter & Gamble, both household names in the staples arena, which the market supported quite well. Both stocks also benefited from market enthusiasm about more realistic corporate growth expectations from their new CEOs. Philip Morris, another consumer staples name, also did well. Even with a cautious view toward consumer discretionary names, I found value in some retail-oriented stocks. Lowe's, for example, the home improvement company, did well on the basis of market expansion and same-store sales growth. Circuit City, which I bought after 9/11, benefited from overall resilience in the consumer electronics segment and had a nice run late in the year.

Q. Which stocks disappointed in their performance?

A. The biggest detractor was Kmart, the discount retailer, which fell quickly out of favor during the period and eventually filed for Chapter 11 bankruptcy protection. I sold this stock from the portfolio. Some of the media stocks I bought as value plays did not perform as well as I'd hoped. As the economy continued to soften, earnings outlooks at some of these companies - Viacom and Clear Channel, for example - fell more than expected, and the stocks did not sustain the valuation support I thought they had. Disappointing earnings forecasts also were responsible for poorer-than-expected performances from apparel retailers such as Gap and Abercrombie & Fitch.

Q. What's your near-term outlook, John?

A. My view hasn't changed that much. While the market appears to be pricing an economic recovery into the consumer discretionary segment, I remain skeptical. The job market is still weak. Consumer balance sheets are still highly leveraged. So I'm not very inspired by the fundamental outlook for discretionary-oriented consumer names, and when I look at their valuations, I'm even less inspired. Consumer staples still look like a better place to invest, so that is the positioning I'll likely maintain going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2 .

Note to shareholders: Effective March 1, 2002, Brian Hanson became Portfolio Manager of Fidelity Advisor Consumer Industries Fund.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than
$37 million

Manager: John Porter, since 1999; joined Fidelity in 1995

3

Semiannual Report

Advisor Consumer Industries Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Gillette Co.	6.3
Avon Products, Inc.	5.8
Philip Morris Companies, Inc.	4.4
Home Depot, Inc.	4.3
Kimberly-Clark Corp.	4.2
The Coca-Cola Co.	4.1
PepsiCo, Inc.	4.0
Viacom, Inc. Class B (non-vtg.)	2.7
Best Buy Co., Inc.	2.6
Estee Lauder Companies, Inc. Class A	2.4
40.8
Top Industries as of January 31, 2002
% of fund's net assets
Media	15.1%
Personal Products	14.8%
Specialty Retail	14.0%
Beverages	8.9%
Multiline Retail	8.2%
All Others *	39.0%

* Includes short-term investments and net other assets.

Semiannual Report

Advisor Consumer Industries Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value (Note 1)
AUTOMOBILES - 0.2%
Harley-Davidson, Inc.	1,400	$ 79,800
BEVERAGES - 8.9%
Anheuser-Busch Companies, Inc.	1,600	75,632
Coca-Cola Enterprises, Inc.	3,000	48,750
Pepsi Bottling Group, Inc.	8,400	193,620
PepsiCo, Inc.	29,249	1,465,082
The Coca-Cola Co.	34,450	1,507,188
TOTAL BEVERAGES		3,290,272
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Apollo Group, Inc. Class A (a)	1,700	79,305
Aramark Corp. Class B	12,600	321,300
Cendant Corp. (a)	25,100	438,748
Cintas Corp.	1,500	75,030
Manpower, Inc.	4,100	143,131
Weight Watchers International, Inc.	3,400	131,750
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,189,264
DIVERSIFIED FINANCIALS - 0.2%
Moody's Corp.	1,600	60,032
ELECTRICAL EQUIPMENT - 0.6%
Rayovac Corp. (a)	14,800	229,400
FOOD & DRUG RETAILING - 3.8%
Albertson's, Inc.	7,830	225,113
Rite Aid Corp. (a)	43,400	103,292
Safeway, Inc. (a)	9,250	374,163
Sysco Corp.	2,600	77,012
Walgreen Co.	16,140	585,559
Whole Foods Market, Inc. (a)	900	38,520
TOTAL FOOD & DRUG RETAILING		1,403,659
FOOD PRODUCTS - 3.3%
Dean Foods Co. (a)	700	45,780
H.J. Heinz Co.	3,500	144,900
Hershey Foods Corp.	3,280	230,814
Kellogg Co.	4,100	126,526
Kraft Foods, Inc. Class A	7,400	274,244
McCormick & Co., Inc. (non-vtg.)	2,580	114,036
Sara Lee Corp.	5,800	122,670
Unilever NV (NY Shares)	900	50,706
Wm. Wrigley Jr. Co.	2,000	109,280
TOTAL FOOD PRODUCTS		1,218,956
HOTELS, RESTAURANTS & LEISURE - 6.3%
Brinker International, Inc. (a)	1,500	50,640
CEC Entertainment, Inc. (a)	950	42,703
Harrah's Entertainment, Inc. (a)	8,400	320,628
Hilton Hotels Corp.	4,800	57,600
International Game Technology (a)	1,200	78,960

	Shares	Value (Note 1)
Jack in the Box, Inc. (a)	5,800	$ 162,400
Krispy Kreme Doughnuts, Inc. (a)	900	35,865
Mandalay Resort Group (a)	1,600	43,280
Marriott International, Inc. Class A	1,800	73,404
McDonald's Corp.	20,500	557,190
MGM Mirage, Inc. (a)	5,400	175,824
Outback Steakhouse, Inc. (a)	2,600	96,460
Park Place Entertainment Corp. (a)	10,600	103,350
Six Flags, Inc. (a)	4,200	63,168
Starbucks Corp. (a)	5,700	135,489
Starwood Hotels & Resorts Worldwide, Inc. unit	5,800	198,650
Wendy's International, Inc.	3,720	116,064
WMS Industries, Inc. (a)	1,900	32,851
TOTAL HOTELS, RESTAURANTS & LEISURE		2,344,526
HOUSEHOLD DURABLES - 0.7%
Newell Rubbermaid, Inc.	6,700	184,987
Whirlpool Corp.	900	65,430
TOTAL HOUSEHOLD DURABLES		250,417
HOUSEHOLD PRODUCTS - 6.4%
Colgate-Palmolive Co.	5,180	296,037
Kimberly-Clark Corp.	25,800	1,555,740
Procter & Gamble Co.	6,585	537,863
TOTAL HOUSEHOLD PRODUCTS		2,389,640
INDUSTRIAL CONGLOMERATES - 0.6%
Tyco International Ltd.	6,400	224,960
INTERNET & CATALOG RETAIL - 0.7%
Amazon.com, Inc. (a)	19,100	271,029
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Mattel, Inc.	10,000	190,000
MEDIA - 15.1%
Adelphia Communications Corp. Class A	4,070	105,047
AOL Time Warner, Inc. (a)	16,010	421,223
Clear Channel Communications, Inc. (a)	9,549	439,636
Comcast Corp. Class A (special) (a)	21,580	765,658
Cox Communications, Inc. Class A (a)	1,900	71,155
EchoStar Communications Corp. Class A (a)	3,100	84,630
Fox Entertainment Group, Inc. Class A (a)	20,900	439,945
Gannett Co., Inc.	1,080	72,846
Gemstar-TV Guide International, Inc. (a)	12,700	231,140
Interpublic Group of Companies, Inc.	5,100	147,237
Liberty Media Corp. Class A (a)	39,200	509,600
McGraw-Hill Companies, Inc.	1,100	70,488
News Corp. Ltd. ADR	5,700	159,600
Omnicom Group, Inc.	5,310	463,935
Radio One, Inc. Class A (a)	2,200	38,786
The New York Times Co. Class A	1,700	71,621
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Tribune Co.	6,700	$ 249,039
Univision Communications, Inc. Class A (a)	2,000	69,960
Viacom, Inc. Class B (non-vtg.) (a)	25,297	1,011,627
Walt Disney Co.	8,300	174,798
TOTAL MEDIA		5,597,971
MULTILINE RETAIL - 8.2%
BJ's Wholesale Club, Inc. (a)	10,360	492,618
Costco Wholesale Corp. (a)	11,900	547,400
Dollar Tree Stores, Inc. (a)	1,800	59,418
Family Dollar Stores, Inc.	8,200	276,586
Federated Department Stores, Inc. (a)	2,200	91,564
Fred's, Inc. Class A	800	34,472
JCPenney Co., Inc.	4,420	109,925
Kohls Corp. (a)	1,300	86,177
Target Corp.	18,000	799,380
The May Department Stores Co.	2,500	92,000
Wal-Mart Stores, Inc.	7,480	448,650
TOTAL MULTILINE RETAIL		3,038,190
PERSONAL PRODUCTS - 14.8%
Alberto-Culver Co. Class A	2,800	113,428
Avon Products, Inc.	43,850	2,157,420
Estee Lauder Companies, Inc. Class A	27,830	898,909
Gillette Co.	70,100	2,334,328
TOTAL PERSONAL PRODUCTS		5,504,085
SPECIALTY RETAIL - 14.0%
Abercrombie & Fitch Co. Class A (a)	5,750	152,663
American Eagle Outfitters, Inc. (a)	1,650	41,976
AutoNation, Inc. (a)	11,400	144,780
AutoZone, Inc. (a)	2,300	155,595
Bed Bath & Beyond, Inc. (a)	8,800	304,304
Best Buy Co., Inc. (a)	12,900	954,600
Circuit City Stores, Inc.:
CarMax Group (a)	4,700	99,029
Circuit City Group	9,940	296,610
Foot Locker, Inc. (a)	3,400	52,700
Gap, Inc.	10,400	149,760
Gymboree Corp. (a)	2,400	33,552
Home Depot, Inc.	31,890	1,597,370
Lowe's Companies, Inc.	17,800	820,046
Office Depot, Inc. (a)	5,500	90,475
Ross Stores, Inc.	2,200	79,926
The Limited, Inc.	5,600	103,880
Toys 'R' Us, Inc. (a)	5,900	115,404
TOTAL SPECIALTY RETAIL		5,192,670

	Shares	Value (Note 1)
TEXTILES & APPAREL - 2.7%
Coach, Inc. (a)	8,300	$ 383,045
Gucci Group NV (NY Shares)	850	73,100
Liz Claiborne, Inc.	8,400	229,908
NIKE, Inc. Class B	1,900	113,829
Phillips-Van Heusen Corp.	6,500	79,950
Reebok International Ltd. (a)	3,400	100,708
TOTAL TEXTILES & APPAREL		980,540
TOBACCO - 4.4%
Philip Morris Companies, Inc.	32,700	1,638,597
TOTAL COMMON STOCKS (Cost $30,634,124)		35,094,008
Money Market Funds - 8.8%

Fidelity Cash Central Fund, 1.88% (b)	2,046,238	2,046,238
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	1,215,015	1,215,015
TOTAL MONEY MARKET FUNDS (Cost $3,261,253)		3,261,253
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $33,895,377)		38,355,261
NET OTHER ASSETS - (3.4)%		(1,274,477)
NET ASSETS - 100%		$ 37,080,784
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $26,093,875 and $25,331,525, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,291 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $198,800.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $34,386,804. Net unrealized appreciation aggregated $3,968,457, of which $5,276,300 related to appreciated investment securities and $1,307,843 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Advisor Consumer Industries Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,227,574) (cost $33,895,377) - See accompanying schedule		$ 38,355,261
Cash		75
Receivable for investments sold		1,405,749
Receivable for fund shares sold		28,630
Dividends receivable		21,426
Interest receivable		4,098
Other receivables		291
Total assets		39,815,530
Liabilities
Payable for investments purchased	$ 1,409,254
Payable for fund shares redeemed	38,642
Accrued management fee	15,941
Distribution fees payable	21,523
Other payables and accrued expenses	34,371
Collateral on securities loaned, at value	1,215,015
Total liabilities		2,734,746
Net Assets		$ 37,080,784
Net Assets consist of:
Paid in capital		$ 34,522,744
Accumulated net investment (loss)		(104,809)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,797,035)
Net unrealized appreciation (depreciation) on investments		4,459,884
Net Assets		$ 37,080,784
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,445,416 ÷ 305,310 shares)		$ 14.56
Maximum offering price per share (100/94.25 of $14.56)		$ 15.45
Class T: Net Asset Value and redemption price per share ($12,372,456 ÷ 858,677 shares)		$ 14.41
Maximum offering price per share (100/96.50 of $14.41)		$ 14.93
Class B: Net Asset Value and offering price per share ($13,259,960 ÷ 943,774 shares) A		$ 14.05
Class C: Net Asset Value and offering price per share ($5,707,084 ÷ 405,629 shares) A		$ 14.07
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,295,868 ÷ 87,786 shares)		$ 14.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 199,875
Interest		39,722
Security lending		990
Total income		240,587
Expenses
Management fee	$ 102,779
Transfer agent fees	66,440
Distribution fees	125,421
Accounting and security lending fees	30,096
Non-interested trustees' compensation	60
Custodian fees and expenses	4,925
Registration fees	31,665
Audit	14,223
Legal	226
Miscellaneous	15,979
Total expenses before reductions	391,814
Expense reductions	(46,418)	345,396
Net investment income (loss)		(104,809)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,426,076)
Foreign currency transactions	1,308
Total net realized gain (loss)		(1,424,768)
Change in net unrealized appreciation (depreciation) on investments		749,518
Net gain (loss)		(675,250)
Net increase (decrease) in net assets resulting from operations		$ (780,059)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Consumer Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ (104,809)	$ (114,395)
Net realized gain (loss)	(1,424,768)	1,513,567
Change in net unrealized appreciation (depreciation)	749,518	(1,173,817)
Net increase (decrease) in net assets resulting from operations	(780,059)	225,355
Distributions to shareholders from net realized gain	(879,493)	-
Share transactions - net increase (decrease)	954,398	7,152,978
Redemption fees	1,631	3,795
Total increase (decrease) in net assets	(703,523)	7,382,128
Net Assets
Beginning of period	37,784,307	30,402,179
End of period (including accumulated net investment loss of $104,809 and $0, respectively)	$ 37,080,784	$ 37,784,307

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.20	$ 15.04	$ 16.01	$ 15.08	$ 13.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.01	(.04)	(.03)	(.06)	(.05)
Net realized and unrealized gain (loss)	(.28)	.15	(.68)	1.80	3.31	3.60
Total from investment operations	(.29)	.16	(.72)	1.77	3.25	3.55
Less Distributions
From net realized gain	(.35)	-	(.20)	(.85)	(1.68)	(.07)
In excess of net realized gain	-	-	(.06)	-	-	-
Total distributions	(.35)	-	(.26)	(.85)	(1.68)	(.07)
Redemption fees added to paid in capital E	-	-	.01	.01	.03	-
Net asset value, end of period	$ 14.56	$ 15.20	$ 15.04	$ 16.01	$ 15.08	$ 13.48
Total Return B, C, D	(1.83)%	1.06%	(4.48)%	13.49%	27.48%	35.68%
Ratios to Average Net Assets G
Expenses before expense reductions	1.75% A	1.71%	1.62%	1.61%	2.47%	7.51% A
Expenses net of voluntary waivers, if any	1.50% A	1.50%	1.50%	1.55%	1.75%	1.75% A
Expenses net of all reductions	1.49% A	1.49%	1.49%	1.54%	1.73%	1.73% A
Net Investment Income (loss)	(.13)% A	.08%	(.24)%	(.19)%	(.47)%	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,445	$ 4,648	$ 3,609	$ 3,504	$ 2,220	$ 944
Portfolio turnover rate	154% A	77%	69%	80%	144%	203% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.06	$ 14.93	$ 15.93	$ 15.00	$ 13.45	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.02)	(.08)	(.06)	(.10)	(.09)
Net realized and unrealized gain (loss)	(.27)	.15	(.67)	1.79	3.28	3.60
Total from investment operations	(.30)	.13	(.75)	1.73	3.18	3.51
Less Distributions
From net realized gain	(.35)	-	(.20)	(.81)	(1.66)	(.06)
In excess of net realized gain	-	-	(.06)	-	-	-
Total distributions	(.35)	-	(.26)	(.81)	(1.66)	(.06)
Redemption fees added to paid in capital E	-	-	.01	.01	.03	-
Net asset value, end of period	$ 14.41	$ 15.06	$ 14.93	$ 15.93	$ 15.00	$ 13.45
Total Return B, C, D	(1.91)%	.87%	(4.69)%	13.20%	26.93%	35.25%
Ratios to Average Net Assets G
Expenses before expense reductions	2.01% A	1.98%	1.85%	1.83%	2.21%	3.81% A
Expenses net of voluntary waivers, if any	1.75% A	1.75%	1.75%	1.79%	2.00%	2.00% A
Expenses net of all reductions	1.74% A	1.73%	1.73%	1.77%	1.98%	1.97% A
Net Investment Income (loss)	(.38)% A	(.17)%	(.49)%	(.42)%	(.71)%	(.83)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,372	$ 12,899	$ 13,275	$ 21,714	$ 13,989	$ 7,314
Portfolio turnover rate	154% A	77%	69%	80%	144%	203% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 14.73	$ 14.69	$ 15.76	$ 14.91	$ 13.42	$ 11.46
Income from Investment Operations
Net investment income (loss) E	(.06)	(.10)	(.15)	(.14)	(.17)	(.08)
Net realized and unrealized gain (loss)	(.27)	.14	(.67)	1.79	3.26	2.04
Total from investment operations	(.33)	.04	(.82)	1.65	3.09	1.96
Less Distributions
From net realized gain	(.35)	-	(.20)	(.81)	(1.64)	-
In excess of net realized gain	-	-	(.06)	-	-	-
Total distributions	(.35)	-	(.26)	(.81)	(1.64)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.04	-
Net asset value, end of period	$ 14.05	$ 14.73	$ 14.69	$ 15.76	$ 14.91	$ 13.42
Total Return B, C, D	(2.16)%	.27%	(5.19)%	12.71%	26.30%	17.10%
Ratios to Average Net Assets G
Expenses before expense reductions	2.51% A	2.51%	2.41%	2.39%	3.46%	11.82% A
Expenses net of voluntary waivers, if any	2.25% A	2.25%	2.25%	2.31%	2.50%	2.50% A
Expenses net of all reductions	2.24% A	2.24%	2.24%	2.30%	2.48%	2.46% A
Net Investment Income (loss)	(.88)% A	(.67)%	(.99)%	(.95)%	(1.23)%	(1.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,260	$ 13,483	$ 9,021	$ 9,832	$ 5,419	$ 596
Portfolio turnover rate	154% A	77%	69%	80%	144%	203% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 14.75	$ 14.71	$ 15.78	$ 14.95	$ 12.66
Income from Investment Operations
Net investment income (loss) E	(.06)	(.10)	(.15)	(.15)	(.13)
Net realized and unrealized gain (loss)	(.27)	.14	(.67)	1.80	2.87
Total from investment operations	(.33)	.04	(.82)	1.65	2.74
Less Distributions
From net realized gain	(.35)	-	(.20)	(.83)	(.49)
In excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.83)	(.49)
Redemption fees added to paid in capital E	-	-	.01	.01	.04
Net asset value, end of period	$ 14.07	$ 14.75	$ 14.71	$ 15.78	$ 14.95
Total Return B, C, D	(2.16)%	.27%	(5.19)%	12.72%	22.67%
Ratios to Average Net Assets G
Expenses before expense reductions	2.47% A	2.49%	2.42%	2.42%	4.85% A
Expenses net of voluntary waivers, if any	2.25% A	2.25%	2.25%	2.32%	2.50% A
Expenses net of all reductions	2.24% A	2.24%	2.24%	2.30%	2.48% A
Net Investment Income (loss)	(.88)% A	(.67)%	(.99)%	(.95)%	(1.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,707	$ 5,504	$ 3,048	$ 2,758	$ 1,461
Portfolio turnover rate	154% A	77%	69%	80%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 15.38	$ 15.18	$ 16.11	$ 15.12	$ 13.51	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.05	(.00)	.02	(.03)	(.01)
Net realized and unrealized gain (loss)	(.28)	.15	(.69)	1.81	3.31	3.59
Total from investment operations	(.27)	.20	(.69)	1.83	3.28	3.58
Less Distributions
From net realized gain	(.35)	-	(.20)	(.85)	(1.70)	(.07)
In excess of net realized gain	-	-	(.06)	-	-	-
Total distributions	(.35)	-	(.26)	(.85)	(1.70)	(.07)
Redemption fees added to paid in capital D	-	-	.02	.01	.03	-
Net asset value, end of period	$ 14.76	$ 15.38	$ 15.18	$ 16.11	$ 15.12	$ 13.51
Total Return B, C	(1.67)%	1.32%	(4.20)%	13.87%	27.70%	35.98%
Ratios to Average Net Assets F
Expenses before expense reductions	1.49% A	1.57%	1.31%	1.29%	1.78%	5.41% A
Expenses net of voluntary waivers, if any	1.25% A	1.25%	1.25%	1.26%	1.50%	1.50% A
Expenses net of all reductions	1.24% A	1.24%	1.24%	1.24%	1.48%	1.48% A
Net Investment Income (loss)	.11% A	.33%	.01%	.11%	(.20)%	(.13)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,296	$ 1,249	$ 1,449	$ 5,954	$ 4,745	$ 1,333
Portfolio turnover rate	154% A	77%	69%	80%	144%	203% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 5,281	$ -
Class T	.25%	.25%	29,860	-
Class B	.75%	.25%	63,541	47,655
Class C	.75%	.25%	26,739	11,878
			$ 125,421	$ 59,533

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 6,468	$ 3,789
Class T	6,129	1,769
Class B	29,651	29,651*
Class C	439	439*
	$ 42,687	$ 35,648

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 7,871	.37*
Class T	22,744	.38*
Class B	24,340	.38*
Class C	9,271	.35*
Institutional Class	2,214	.36*
	$ 66,440

* Annualized

Consumer Industries

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $39,695 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 5,202
Class T	1.75%	15,296
Class B	2.25%	16,407
Class C	2.25%	5,872
Institutional Class	1.25%	1,438
		$ 44,215

Certain security trades were directed to brokers who paid $2,203 of the fund's expenses.

Consumer Industries

Notes to Financial Statements (Unaudited) - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net realized gain
Class A	$ 102,121	$ -
Class T	294,779	-
Class B	320,657	-
Class C	132,591	-
Institutional Class	29,345	-
Total	$ 879,493	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	Year ended July 31, 2001	Six months ended January 31, 2002	Year ended July 31, 2001
Class A Shares sold	61,017	136,228	$ 855,697	$ 2,051,057
Reinvestment of distributions	6,798	-	95,577	-
Shares redeemed	(68,420)	(70,233)	(959,617)	(1,052,253)
Net increase (decrease)	(605)	65,995	$ (8,343)	$ 998,804
Class T Shares sold	93,502	201,347	$ 1,301,550	$ 3,018,915
Reinvestment of distributions	20,155	-	280,760	-
Shares redeemed	(111,497)	(233,691)	(1,552,443)	(3,482,688)
Net increase (decrease)	2,160	(32,344)	$ 29,867	$ (463,773)
Class B Shares sold	122,550	434,382	$ 1,667,595	$ 6,341,791
Reinvestment of distributions	19,349	-	263,342	-
Shares redeemed	(113,468)	(132,989)	(1,540,632)	(1,935,102)
Net increase (decrease)	28,431	301,393	$ 390,305	$ 4,406,689
Class C Shares sold	74,818	237,100	$ 1,009,809	$ 3,450,817
Reinvestment of distributions	8,123	-	110,717	-
Shares redeemed	(50,460)	(71,102)	(677,046)	(1,035,488)
Net increase (decrease)	32,481	165,998	$ 443,480	$ 2,415,329
Institutional Class Shares sold	10,420	43,217	$ 148,768	$ 660,799
Reinvestment of distributions	1,131	-	16,100	-
Shares redeemed	(4,969)	(57,468)	(65,779)	(864,870)
Net increase (decrease)	6,582	(14,251)	$ 99,089	$ (204,071)

Consumer Industries

Advisor Cyclical Industries Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL A	-2.77%	-0.67%	55.23%	79.33%
Fidelity Adv Cyclical - CL A (incl. 5.75% sales charge)	-8.36%	-6.39%	46.31%	69.02%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Cyclical Industries	-5.87%	-7.09%	23.83%	41.91%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 year	Life of fund
Fidelity Adv Cyclical - CL A	-0.67%	9.19%	11.39%
Fidelity Adv Cyclical - CL A (incl. 5.75% sales charge)	-6.39%	7.91%	10.18%
S&P 500	-16.15%	9.04%	12.22%
GS Cyclical Industries	-7.09%	4.37%	6.68%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $16,902 - a 69.02% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,191 - a 41.91% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Cyclical Industries Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL T	-2.92%	-0.88%	53.66%	77.37%
Fidelity Adv Cyclical - CL T (incl. 3.50% sales charge)	-6.31%	-4.35%	48.29%	71.16%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Cyclical Industries	-5.87%	-7.09%	23.83%	41.91%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL T	-0.88%	8.97%	11.16%
Fidelity Adv Cyclical - CL T (incl. 3.50% sales charge)	-4.35%	8.20%	10.44%
S&P 500	-16.15%	9.04%	12.22%
GS Cyclical Industries	-7.09%	4.37%	6.68%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $17,116 - a 71.16% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,191 - a 41.91% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Cyclical Industries Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 5%, 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL B	-3.18%	-1.45%	49.64%	72.73%
Fidelity Adv Cyclical - CL B (incl. contingent deferred sales charge)	-8.02%	-6.37%	47.64%	71.73%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Cyclical Industries	-5.87%	-7.09%	23.83%	41.91%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL B	-1.45%	8.40%	10.62%
Fidelity Adv Cyclical - CL B (incl. contingent deferred sale charge)	-6.37%	8.10%	10.50%
S&P 500	-16.15%	9.04%	12.22%
GS Cyclical Industries	-7.09%	4.37%	6.68%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $17,173 - a 71.73% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,191 - a 41.91% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Cyclical Industries Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL C	-3.17%	-1.37%	49.55%	72.62%
Fidelity Adv Cyclical - CL C (incl. contingent deferred sales charge)	-4.14%	-2.36%	49.55%	72.62%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Cyclical Industries	-5.87%	-7.09%	23.83%	41.91%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - CL C	-1.37%	8.38%	10.61%
Fidelity Adv Cyclical - CL C (incl. contingent deferred sales charge)	-2.36%	8.38%	10.61%
S&P 500	-16.15%	9.04%	12.22%
GS Cyclical Industries	-7.09%	4.37%	6.68%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $17,262 - a 72.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,191 - a 41.91% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Cyclical Industries Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Pratima Abichandani, Portfolio Manager of Fidelity Advisor Cyclical Industries Fund

Q. How did the fund perform, Pratima?

A. For the six months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of -2.77%, -2.92%, -3.18% and -3.17%, respectively. During the same period, the Goldman Sachs Cyclical Industries Index, an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector, returned -5.87%, while the Standard & Poor's 500 Index had a return of -6.01%. For the 12-month period that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of -0.67%, -0.88%, -1.45% and -1.37%, respectively, while the Goldman Sachs index returned -7.09% and the S&P 500 index returned -16.15%.

Q. What were the principal factors that affected fund performance during the six-month period?

A. Cyclical stocks performed poorly over the full six months, primarily because of the dramatic decline in their prices immediately following the events of September 11, which delayed any hopes of a quick economic recovery. While performance was negative for the six months, the prices of many stocks did recover from their post-September 11 lows. The fund's strong performance relative to the Goldman Sachs index was helped by good stock selection and my substantial underweightings in troubled industries such as automobiles and commodity chemicals, and by my emphasis on areas such as home building that were helped by low interest rates.

Q. What were your principal strategies?

A. I focused on companies that I thought would benefit in an economic recovery. My larger positions included holdings in the home building, home furnishings and home appliance industries, which stood to benefit from persistent consumer demand and low interest rates. I also invested in diversified conglomerates with good cost controls as well as in transportation companies and testing and instrumentation companies. I favored companies that provided technical instruments and consumables for the industrial and health care markets, where I thought demand would persist even if a recovery was delayed. I avoided companies in such sectors as autos, which had declining profitability and whose higher sales were being driven by incentives, and commodity chemicals, where poor fundamentals were not fully reflected in valuations.

Semiannual Report

Advisor Consumer Industries Fund
Fund Talk: The Manager's Overview - continued

Q. Did your strategy change after September 11?

A. The only change was in airline industry stocks. I had overweighted these stocks before September 11 because they had attractive valuations and seemed poised to do well in an economic rebound. While I didn't reduce this emphasis, I did focus on companies with better balance sheets that would help them survive short-term difficulties. For example, I bought more shares of Northwest Airlines.

Q. What types of investments had the greatest influence on performance?

A. The overweighting of home builders helped. Builders such as Centex, Beazer Homes and Ryland Group all performed well, as did firms in related industries, including Furniture Brands, Black & Decker and Mohawk Industries. Not owning Dow Chemical was a good decision. The company was hard-hit by potential asbestos-related problems. On the negative side, conglomerate Tyco International was a major detractor, as it was plagued by concerns about its accounting practices. However, the company had solid cash flow and still was a major holding at the end of the period. Airline stocks such as United Airlines and Northwest Airlines were detractors even though their stocks recovered some of the value they lost immediately after September 11.

Q. What's your outlook for cyclical stocks?

A. While I hesitate to forecast an economic recovery, there are indications that the economy no longer is deteriorating. Reports from the National Association of Purchasing Managers, for example, indicate that new customer orders have improved. Also, earnings in the second half of 2002 will likely have easier comparisons to earnings reported for the second half of 2001. I intend to maintain my emphasis on companies with good balance sheets that have the potential to benefit from an improving economy, and I will continue to look for fresh, new ideas generated by our team of analysts. While valuations are moderate, the business fundamentals remain close to a bottom. Stocks likely will see incremental benefit from an improving economy. I think the fund is well-positioned to benefit in an economic rebound when there is one.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than
$26 million

Manager: Pratima Abichandani, since 2000; joined Fidelity in 1994

3

Cyclical Industries

Advisor Cyclical Industries Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Tyco International Ltd.	8.2
General Electric Co.	4.4
Minnesota Mining & Manufacturing Co.	4.2
General Motors Corp.	2.5
United Technologies Corp.	2.4
Honeywell International, Inc.	2.3
Lockheed Martin Corp.	2.1
Illinois Tool Works, Inc.	2.1
Black & Decker Corp.	2.1
Union Pacific Corp.	1.8
32.1
Top Industries as of January 31, 2002
% of fund's net assets
Industrial Conglomerates	16.8%
Household Durables	13.5%
Machinery	13.3%
Aerospace & Defense	11.3%
Road & Rail	6.9%
All Others*	38.2%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Cyclical Industries Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 11.3%
Boeing Co.	10,100	$ 413,595
EDO Corp.	4,000	104,160
Honeywell International, Inc.	18,212	612,105
L-3 Communications Holdings, Inc. (a)	700	71,764
Lockheed Martin Corp.	10,614	562,224
Northrop Grumman Corp.	3,200	357,152
Raytheon Co.	5,400	206,658
United Technologies Corp.	9,211	633,072
TOTAL AEROSPACE & DEFENSE		2,960,730
AIR FREIGHT & COURIERS - 1.0%
Expeditors International of Washington, Inc.	900	54,513
United Parcel Service, Inc. Class B	3,700	212,676
TOTAL AIR FREIGHT & COURIERS		267,189
AIRLINES - 3.1%
Alaska Air Group, Inc. (a)	900	27,594
AMR Corp. (a)	7,600	189,544
Continental Airlines, Inc. Class B (a)	2,700	78,678
Delta Air Lines, Inc.	3,500	110,635
Northwest Airlines Corp. (a)	11,050	169,949
SkyWest, Inc.	1,100	30,140
Southwest Airlines Co.	10,337	195,783
TOTAL AIRLINES		802,323
AUTO COMPONENTS - 2.1%
American Axle & Manufacturing Holdings, Inc. (a)	1,400	37,800
ArvinMeritor, Inc.	2,000	48,100
Delphi Automotive Systems Corp.	11,800	168,622
Dura Automotive Systems, Inc. Class A (a)	1,100	13,035
Johnson Controls, Inc.	600	50,436
Keystone Automotive Industries, Inc. (a)	3,600	69,768
Michelin SA (Compagnie Generale des Etablissements) Series B	1,000	35,304
Superior Industries International, Inc.	700	27,146
TRW, Inc.	2,400	101,688
TOTAL AUTO COMPONENTS		551,899
AUTOMOBILES - 3.3%
General Motors Corp.	13,006	665,127
Toyota Motor Corp.	4,100	107,338
Winnebago Industries, Inc.	2,400	99,480
TOTAL AUTOMOBILES		871,945
BUILDING PRODUCTS - 4.4%
American Standard Companies, Inc. (a)	5,900	381,730
Dal-Tile International, Inc. (a)	6,000	138,420

	Shares	Value (Note 1)
Masco Corp.	14,900	$ 398,724
York International Corp.	6,200	235,724
TOTAL BUILDING PRODUCTS		1,154,598
CHEMICALS - 6.4%
Cambrex Corp.	1,200	52,740
Cytec Industries, Inc. (a)	4,300	102,297
Engelhard Corp.	5,300	147,658
Georgia Gulf Corp.	9,300	185,070
Lyondell Chemical Co.	8,100	109,107
Millennium Chemicals, Inc.	6,500	79,235
Minerals Technologies, Inc.	1,200	56,412
Monsanto Co.	3,000	99,900
Omnova Solutions, Inc.	14,700	106,575
PolyOne Corp.	12,400	124,620
Praxair, Inc.	7,200	417,960
Solutia, Inc.	15,700	139,573
Valspar Corp.	1,000	41,910
TOTAL CHEMICALS		1,663,057
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Allied Waste Industries, Inc. (a)	12,900	141,642
Avery Dennison Corp.	4,180	248,710
Herman Miller, Inc.	2,700	67,068
Republic Services, Inc. (a)	4,600	80,040
Steelcase, Inc. Class A	5,600	87,976
Waste Management, Inc.	4,800	138,336
TOTAL COMMERCIAL SERVICES & SUPPLIES		763,772
CONSTRUCTION & ENGINEERING - 0.9%
Fluor Corp.	3,000	96,150
Jacobs Engineering Group, Inc. (a)	2,300	147,200
TOTAL CONSTRUCTION & ENGINEERING		243,350
CONSTRUCTION MATERIALS - 1.2%
Centex Construction Products, Inc.	800	27,520
Lafarge North America, Inc.	1,100	44,572
Martin Marietta Materials, Inc.	3,674	149,789
Texas Industries, Inc.	2,700	100,170
TOTAL CONSTRUCTION MATERIALS		322,051
CONTAINERS & PACKAGING - 1.4%
Applied Extrusion Technologies, Inc. (a)	500	3,695
Aptargroup, Inc.	500	16,040
Bemis Co., Inc.	1,900	95,836
Owens-Illinois, Inc. (a)	3,500	44,940
Packaging Corp. of America (a)	2,200	39,468
Pactiv Corp. (a)	6,300	113,400
Sealed Air Corp. (a)	1,400	58,128
TOTAL CONTAINERS & PACKAGING		371,507
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - 1.4%
AMETEK, Inc.	900	$ 27,171
Baldor Electric Co.	2,900	63,075
Emerson Electric Co.	4,800	278,112
TOTAL ELECTRICAL EQUIPMENT		368,358
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
Millipore Corp.	4,200	225,540
PerkinElmer, Inc.	6,400	188,800
Thermo Electron Corp.	11,100	243,756
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		658,096
ENERGY EQUIPMENT & SERVICES - 0.2%
Baker Hughes, Inc.	700	24,640
Weatherford International, Inc. (a)	600	23,094
TOTAL ENERGY EQUIPMENT & SERVICES		47,734
FOOD PRODUCTS - 0.4%
Delta & Pine Land Co.	4,700	100,392
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Viasys Healthcare, Inc. (a)	1,519	34,557
HOUSEHOLD DURABLES - 13.5%
Beazer Homes USA, Inc. (a)	3,300	264,330
Black & Decker Corp.	13,100	539,196
Centex Corp.	5,200	309,296
Champion Enterprises, Inc. (a)	2,100	25,956
D.R. Horton, Inc.	3,904	146,166
Fleetwood Enterprises, Inc.	5,600	61,600
Furniture Brands International, Inc. (a)	7,800	286,806
KB Home	1,500	64,590
Leggett & Platt, Inc.	9,900	239,877
Lennar Corp.	3,700	205,165
Maytag Corp.	4,300	137,084
Mohawk Industries, Inc. (a)	5,700	313,272
Oakwood Homes Corp. (a)	3,700	23,125
Pulte Homes, Inc.	3,000	141,450
Ryland Group, Inc.	2,300	180,113
Snap-On, Inc.	5,850	190,652
Standard Pacific Corp.	7,000	184,590
The Stanley Works	1,900	84,170
Toll Brothers, Inc. (a)	500	22,800
Whirlpool Corp.	1,600	116,320
TOTAL HOUSEHOLD DURABLES		3,536,558
INDUSTRIAL CONGLOMERATES - 16.8%
General Electric Co.	31,200	1,159,080

	Shares	Value (Note 1)
Minnesota Mining & Manufacturing Co.	9,900	$ 1,096,920
Tyco International Ltd.	60,800	2,137,119
TOTAL INDUSTRIAL CONGLOMERATES		4,393,119
MACHINERY - 13.3%
Albany International Corp. Class A	7,200	166,248
Astec Industries, Inc. (a)	3,200	40,672
Danaher Corp.	4,250	270,895
Eaton Corp.	4,200	309,036
Flowserve Corp. (a)	1,700	42,143
Graco, Inc.	1,000	38,450
IDEX Corp.	4,700	159,800
Illinois Tool Works, Inc.	7,800	556,764
Ingersoll-Rand Co. Ltd. Class A	6,100	269,803
Kennametal, Inc.	6,032	229,397
Milacron, Inc.	12,000	174,600
Navistar International Corp.	8,640	337,046
Oshkosh Truck Co.	2,000	109,000
Parker Hannifin Corp.	3,100	152,024
Pentair, Inc.	5,500	194,150
SPX Corp. (a)	3,100	353,896
Stewart & Stevenson Services, Inc.	3,300	57,750
Terex Corp. (a)	1,500	25,125
TOTAL MACHINERY		3,486,799
MARINE - 0.3%
Teekay Shipping Corp.	2,000	69,180
METALS & MINING - 1.3%
Alcan, Inc.	2,100	81,802
Alcoa, Inc.	940	33,699
Arch Coal, Inc.	1,800	35,820
Century Aluminum Co.	3,800	48,944
Massey Energy Corp.	1,900	28,177
Nucor Corp.	900	53,820
Teck Cominco Ltd. Class B (sub. vtg.)	7,200	58,768
TOTAL METALS & MINING		341,030
OIL & GAS - 0.6%
Pennzoil-Quaker State Co.	11,200	155,008
REAL ESTATE - 0.3%
LNR Property Corp.	1,900	63,897
ROAD & RAIL - 6.9%
Burlington Northern Santa Fe Corp.	7,300	206,152
C.H. Robinson Worldwide, Inc.	1,900	58,957
Canadian National Railway Co.	9,100	445,028
Canadian Pacific Railway Ltd.	2,050	40,063
CNF, Inc.	1,800	59,400
CSX Corp.	9,350	374,000
Common Stocks - continued
	Shares	Value (Note 1)
ROAD & RAIL - CONTINUED
Norfolk Southern Corp.	6,500	$ 146,575
Union Pacific Corp.	7,800	483,990
TOTAL ROAD & RAIL		1,814,165
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
Applied Materials, Inc. (a)	1,800	78,570
Cabot Microelectronics Corp. (a)	1,940	128,583
KLA-Tencor Corp. (a)	2,800	160,384
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		367,537
SPECIALTY RETAIL - 0.9%
AutoZone, Inc. (a)	1,000	67,650
Copart, Inc. (a)	2,100	47,460
Group 1 Automotive, Inc. (a)	2,900	83,375
O'Reilly Automotive, Inc. (a)	1,300	43,017
TOTAL SPECIALTY RETAIL		241,502
TOTAL COMMON STOCKS (Cost $23,646,628)		25,650,353
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 1.88% (b)	703,713	703,713
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	67,188	67,188
TOTAL MONEY MARKET FUNDS (Cost $770,901)		770,901
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $24,417,529)		26,421,254
NET OTHER ASSETS - (0.8)%		(220,232)
NET ASSETS - 100%		$ 26,201,022
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,760,000 and $3,110,289, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $376 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $24,568,736. Net unrealized appreciation aggregated $1,852,518, of which $3,604,835 related to appreciated investment securities and $1,752,317 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $197,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $61,589) (cost $24,417,529) - See accompanying schedule		$ 26,421,254
Receivable for fund shares sold		200,500
Dividends receivable		7,301
Interest receivable		2,635
Other receivables		204
Total assets		26,631,894
Liabilities
Payable for investments purchased	$ 261,656
Payable for fund shares redeemed	44,945
Accrued management fee	10,070
Distribution fees payable	15,593
Other payables and accrued expenses	31,420
Collateral on securities loaned, at value	67,188
Total liabilities		430,872
Net Assets		$ 26,201,022
Net Assets consist of:
Paid in capital		$ 24,561,426
Accumulated net investment (loss)		(61,784)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(302,343)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,003,723
Net Assets		$ 26,201,022
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,731,336 ÷ 253,366 shares)		$ 14.73
Maximum offering price per share (100/94.25 of $14.73)		$ 15.63
Class T: Net Asset Value and redemption price per share ($6,125,986 ÷ 418,298 shares)		$ 14.65
Maximum offering price per share (100/96.50 of $14.65)		$ 15.18
Class B: Net Asset Value and offering price per share ($8,987,938 ÷ 628,570 shares) A		$ 14.30
Class C: Net Asset Value and offering price per share ($5,023,051 ÷ 349,596 shares) A		$ 14.37
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,332,711 ÷ 156,006 shares)		$ 14.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 124,070
Interest		23,982
Security lending		820
Total income		148,872
Expenses
Management fee	$ 63,084
Transfer agent fees	38,309
Distribution fees	74,546
Accounting and security lending fees	30,062
Non-interested trustees' compensation	34
Custodian fees and expenses	5,640
Registration fees	31,318
Audit	14,191
Legal	110
Miscellaneous	7,122
Total expenses before reductions	264,416
Expense reductions	(53,760)	210,656
Net investment income (loss)		(61,784)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	20,087
Foreign currency transactions	202
Total net realized gain (loss)		20,289
Change in net unrealized appreciation (depreciation) on:
Investment securities	33,622
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		33,620
Net gain (loss)		53,909
Net increase (decrease) in net assets resulting from operations		$ (7,875)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Cyclical Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ (61,784)	$ (8,241)
Net realized gain (loss)	20,289	(212,272)
Change in net unrealized appreciation (depreciation)	33,620	1,724,343
Net increase (decrease) in net assets resulting from operations	(7,875)	1,503,830
Distributions to shareholders from net investment income	-	(13,935)
Distributions to shareholders from net realized gain	-	(257,584)
Total distributions	-	(271,519)
Share transactions - net increase (decrease)	8,009,577	7,890,735
Redemption fees	3,491	5,459
Total increase (decrease) in net assets	8,005,193	9,128,505
Net Assets
Beginning of period	18,195,829	9,067,324
End of period (including accumulated net investment loss of $61,784 and $0, respectively)	$ 26,201,022	$ 18,195,829

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.15	$ 13.56	$ 14.13	$ 13.56	$ 13.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.04	.02	.01	(.03)	(.01)
Net realized and unrealized gain (loss)	(.41)	1.98	(.33)	1.23	.76	3.89
Total from investment operations	(.42)	2.02	(.31)	1.24	.73	3.88
Less Distributions
From net investment income	-	(.04)	-	-	-	(.01)
From net realized gain	-	(.40)	(.27)	(.68)	(.99)	(.08)
Total distributions	-	(.44)	(.27)	(.68)	(.99)	(.09)
Redemption fees added to paid in capital E	-	.01	.01	.01	.02	.01
Net asset value, end of period	$ 14.73	$ 15.15	$ 13.56	$ 14.13	$ 13.56	$ 13.80
Total Return B, C, D	(2.77)%	15.27%	(2.13)%	10.81%	6.05%	39.11%
Ratios to Average Net Assets G
Expenses before expense reductions	2.00% A	2.59%	2.87%	3.53%	5.40%	15.94%A
Expenses net of voluntary waivers, if any	1.50% A	1.50%	1.50%	1.56%	1.75%	1.75%A
Expenses net of all reductions	1.50% A	1.49%	1.49%	1.54%	1.75%	1.73%A
Net Investment Income (loss)	(.13)% A	.28%	.18%	.05%	(.22)%	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,731	$ 2,270	$ 973	$ 896	$ 471	$ 365
Portfolio turnover rate	31% A	78%	111%	115%	100%	155%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.09	$ 13.48	$ 14.07	$ 13.51	$ 13.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	-	(.01)	(.03)	(.06)	(.04)
Net realized and unrealized gain (loss)	(.41)	2.00	(.34)	1.24	.77	3.89
Total from investment operations	(.44)	2.00	(.35)	1.21	.71	3.85
Less Distributions
From net investment income	-	(.01)	-	-	-	(.01)
From net realized gain	-	(.39)	(.25)	(.66)	(.99)	(.08)
Total distributions	-	(.40)	(.25)	(.66)	(.99)	(.09)
Redemption fees added to paid in capital E	-	.01	.01	.01	.02	.01
Net asset value, end of period	$ 14.65	$ 15.09	$ 13.48	$ 14.07	$ 13.51	$ 13.77
Total Return B, C, D	(2.92)%	15.18%	(2.43)%	10.57%	5.91%	38.81%
Ratios to Average Net Assets G
Expenses before expense reductions	2.26% A	2.85%	3.12%	3.77%	4.00%	6.37%A
Expenses net of voluntary waivers, if any	1.75% A	1.75%	1.75%	1.83%	2.00%	2.00%A
Expenses net of all reductions	1.75% A	1.74%	1.74%	1.81%	2.00%	1.97%A
Net Investment Income (loss)	(.38)% A	.03%	(.07)%	(.22)%	(.47)%	(.37)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,126	$ 5,654	$ 3,885	$ 3,471	$ 2,973	$ 1,920
Portfolio turnover rate	31% A	78%	111%	115%	100%	155%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 14.77	$ 13.25	$ 13.89	$ 13.40	$ 13.75	$ 11.56
Income from Investment Operations
Net investment income (loss) E	(.06)	(.07)	(.07)	(.09)	(.14)	(.06)
Net realized and unrealized gain (loss)	(.41)	1.95	(.34)	1.22	.76	2.25
Total from investment operations	(.47)	1.88	(.41)	1.13	.62	2.19
Less Distributions
From net realized gain	-	(.37)	(.24)	(.65)	(.99)	-
Redemption fees added to paid in capital E	-	.01	.01	.01	.02	-
Net asset value, end of period	$ 14.30	$ 14.77	$ 13.25	$ 13.89	$ 13.40	$ 13.75
Total Return B, C, D	(3.18)%	14.51%	(2.90)%	10.01%	5.23%	18.94%
Ratios to Average Net Assets G
Expenses before expense reductions	2.77% A	3.39%	3.64%	4.30%	7.44%	23.83%A
Expenses net of voluntary waivers, if any	2.25% A	2.25%	2.25%	2.31%	2.50%	2.50%A
Expenses net of all reductions	2.25% A	2.24%	2.24%	2.29%	2.50%	2.45%A
Net Investment Income (loss)	(.88)% A	(.47)%	(.57)%	(.70)%	(1.03)%	(1.11)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,988	$ 5,674	$ 1,879	$ 2,043	$ 985	$ 252
Portfolio turnover rate	31% A	78%	111%	115%	100%	155%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 14.84	$ 13.26	$ 13.91	$ 13.45	$ 12.54
Income from Investment Operations
Net investment income (loss) E	(.06)	(.07)	(.08)	(.09)	(.11)
Net realized and unrealized gain (loss)	(.41)	2.00	(.36)	1.20	1.39
Total from investment operations	(.47)	1.93	(.44)	1.11	1.28
Less Distributions
From net realized gain	-	(.35)	(.22)	(.67)	(.38)
Redemption fees added to paid in capital E	-	-	.01	.02	.01
Net asset value, end of period	$ 14.37	$ 14.84	$ 13.26	$ 13.91	$ 13.45
Total Return B, C, D	(3.17)%	14.78%	(3.11)%	9.94%	10.62%
Ratios to Average Net Assets G
Expenses before expense reductions	2.70% A	3.36%	3.62%	4.34%	18.91%A
Expenses net of voluntary waivers, if any	2.25% A	2.25%	2.25%	2.28%	2.50%A
Expenses net of all reductions	2.25% A	2.24%	2.24%	2.27%	2.50%A
Net Investment Income (loss)	(.88)% A	(.47)%	(.57)%	(.67)%	(1.06)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,023	$ 2,847	$ 625	$ 1,451	$ 165
Portfolio turnover rate	31% A	78%	111%	115%	100%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 15.37	$ 13.70	$ 14.28	$ 13.68	$ 13.84	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.08	.06	.04	.01G	.03
Net realized and unrealized gain (loss)	(.43)	2.05	(.36)	1.25	.75	3.91
Total from investment operations	(.42)	2.13	(.30)	1.29	.76	3.94
Less Distributions
From net investment income	-	(.07)	-	-	-	(.02)
From net realized gain	-	(.40)	(.29)	(.70)	(.95)	(.08)
Total distributions	-	(.47)	(.29)	(.70)	(.95)	(.10)
Redemption fees added to paid in capital D	-	.01	.01	.01	.03	-
Net asset value, end of period	$ 14.95	$ 15.37	$ 13.70	$ 14.28	$ 13.68	$ 13.84
Total Return B, C	(2.73)%	15.95%	(2.04)%	11.15%	6.32%	39.64%
Ratios to Average Net Assets F
Expenses before expense reductions	1.64% A	2.27%	2.50%	3.12%	3.53%	3.16%A
Expenses net of voluntary waivers, if any	1.25% A	1.25%	1.25%	1.31%	1.50%	1.50%A
Expenses net of all reductions	1.25% A	1.24%	1.24%	1.29%	1.50%	1.48%A
Net Investment Income (loss)	.12% A	.53%	.43%	.31%	.04%	.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,333	$ 1,751	$ 1,706	$ 3,377	$ 1,360	$ 1,756
Portfolio turnover rate	31% A	78%	111%	115%	100%	155%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,322	$ -
Class T	.25%	.25%	14,072	-
Class B	.75%	.25%	38,182	28,636
Class C	.75%	.25%	18,970	13,434
			$ 74,546	$ 42,070

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 9,574	$ 5,950
Class T	5,622	2,240
Class B	15,479	15,479*
Class C	882	882*
	$ 31,557	$ 24,551

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 4,853	.36 *
Class T	10,376	.37 *
Class B	14,604	.38 *
Class C	5,907	.31 *
Institutional Class	2,569	.25 *
	$ 38,309

* Annualized

Cyclical Industries

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $23,912 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 6,705
Class T	1.75%	14,286
Class B	2.25%	19,875
Class C	2.25%	8,488
Institutional Class	1.25%	3,997
		$ 53,351

Certain security trades were directed to brokers who paid $409 of the fund's expenses.

8. Other Information.

At the end of the period, FMR or its affiliates held 7% of the total outstanding shares of the fund and one unaffiliated shareholder held 18% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ -	$ 3,164
Class T	-	2,758
Institutional Class	-	8,013
Total	$ -	$ 13,935
From net realized gain
Class A	$ -	$ 29,061
Class T	-	111,071
Class B	-	55,211
Class C	-	16,118
Institutional Class	-	46,123
Total	$ -	$ 257,584
	$ -	$ 271,519

Cyclical Industries

Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31,	Year ended July 31,	Six months ended January 31,	Year ended July 31,
	2002	2001	2002	2001
Class A Shares sold	148,909	108,889	$ 2,086,461	$ 1,601,205
Reinvestment of distributions	-	2,254	-	31,386
Shares redeemed	(45,355)	(33,084)	(622,692)	(490,978)
Net increase (decrease)	103,554	78,059	$ 1,463,769	$ 1,141,613
Class T Shares sold	153,594	234,442	$ 2,170,744	$ 3,452,851
Reinvestment of distributions	-	7,692	-	106,774
Shares redeemed	(109,983)	(155,660)	(1,537,071)	(2,211,958)
Net increase (decrease)	43,611	86,474	$ 633,673	$ 1,347,667
Class B Shares sold	421,182	388,730	$ 5,698,639	$ 5,600,715
Reinvestment of distributions	-	2,819	-	38,476
Shares redeemed	(176,718)	(149,191)	(2,439,775)	(2,176,209)
Net increase (decrease)	244,464	242,358	$ 3,258,864	$ 3,462,982
Class C Shares sold	199,977	176,254	$ 2,700,447	$ 2,555,029
Reinvestment of distributions	-	871	-	11,933
Shares redeemed	(42,289)	(32,342)	(596,402)	(470,804)
Net increase (decrease)	157,688	144,783	$ 2,104,045	$ 2,096,158
Institutional Class Shares sold	51,296	26,459	$ 688,283	$ 394,465
Reinvestment of distributions	-	3,435	-	48,404
Shares redeemed	(9,243)	(40,451)	(139,057)	(600,554)
Net increase (decrease)	42,053	(10,557)	$ 549,226	$ (157,685)

Cyclical Industries

Advisor Developing Communications Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL A	-17.50%	-37.40%	-30.70%
Fidelity Adv Developing Communications - CL A (incl. 5.75% sales charge)	-22.24%	-41.00%	-34.68%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL A	-37.40%	-28.44%
Fidelity Adv Developing Communications - CL A (incl. 5.75% sales charge)	-41.00%	-32.20%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have been $6,532 - a 34.68% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Developing Communications Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL T	-17.62%	-37.49%	-30.80%
Fidelity Adv Developing Communications - CL T (incl. 3.50% sales charge)	-20.50%	-39.68%	-33.22%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL T	-37.49%	-28.53%
Fidelity Adv Developing Communications - CL T (incl. 3.50% sales charge)	-39.68%	-30.82%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have been $6,678 - a 33.22% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Developing Communications Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5%, and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL B	-17.92%	-37.88%	-31.30%
Fidelity Adv Developing Communications - CL B (incl. contingent deferred sales charge)	-22.03%	-40.99%	-34.05%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, past one year or since the fund started on December 27, 2000. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL B	-37.88%	-29.00%
Fidelity Adv Developing Communications - CL B (incl. contingent deferred sales charge)	-40.99%	-31.60%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $6,595 - a 34.05% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Developing Communications Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL C	-17.80%	-37.79%	-31.20%
Fidelity Adv Developing Communications - CL C (incl. contingent deferred sales charge)	-18.62%	-38.42%	-31.20%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - CL C	-37.79%	-28.91%
Fidelity Adv Developing Communications - CL C (incl. contingent deferred sales charge)	-38.42%	-28.91%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $6,880 - a 31.20% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Developing Communications Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Shep Perkins became Portfolio Manager of Fidelity Advisor Developing
Communications Fund on January 23, 2002.

Q. How did the fund perform, Shep?

A. Not too well. For the six months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -17.50%, -17.62%, -17.92% and -17.80%, respectively. By comparison, the Goldman Sachs Technology Index, an index of 230 stocks designed to measure the performance of companies in the technology sector, returned -7.52%. The overall stock market, as measured by the Standard & Poor's 500 Index, lost 6.01%. For the 12-month period that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -37.40%, -37.49%, -37.88% and -37.79%, respectively. This performance surpassed that of the Goldman Sachs index, which lost 38.71%, but again fell short of the S&P 500, which declined 16.15%.

Q. How do you explain the fund's underperformance during the past six months?

A. Unfortunately, it was a poor environment for developing communications stocks. This was especially true of the telecommunications and networking sectors, which make up a large portion of the fund's assets. For a variety of reasons - including slow demand and large unsold inventories - companies in these areas struggled more than the average technology stock, not to mention the overall stock market.

Q. You began managing this fund in January. Could you summarize what you look for when choosing stocks?

A. When selecting developing communications stocks, I look for at least three qualities. First, I like to see companies with a competitive advantage over industry peers; this advantage often translates into a unique product or service offering. Second, I favor businesses that generate strong cash flows, an especially important quality during a difficult market environment. Third, I look for companies with improving fundamentals. For example, I was attracted to AT&T because I thought its business prospects were finally about to get better. I also believed that AT&T's cash flow and valuation made the stock compelling.

Semiannual Report

Advisor Cyclical Industries Fund
Fund Talk: The Manager's Overview - continued

Q. What stocks dragged down fund results?

A. Wireless provider Nextel, the fund's second-largest holding at the beginning of the period, was the biggest disappointment during the past six months. The company's fortunes fell along with a slowdown in demand for wireless products. Investors also were worried about Nextel's high level of debt. In response, I dramatically scaled back our position in the stock. Motorola, a technology conglomerate, was another big holding for the fund with weak performance. Motorola showed improvement in its wireless handset business, but the improvement was more than offset by declines in the company's other units. Media giant AOL Time Warner also hurt fund results. AOL's stock suffered when the company fell short of its ambitious growth targets.

Q. Which fund holdings performed well?

A. Two companies that make optical components for data networks, Agere Systems and Finisar, were the fund's strongest performers. During the period, both firms benefited from an inventory correction. As demand for their products reaccelerated, sales did too, sending the share prices up sharply. After these stocks had a nice run, I eliminated the fund's positions in both companies because I thought their valuations were stretched. Silicon Laboratories, a maker of semiconductors for communications devices, was another strong stock for the fund while it was in the portfolio earlier in the period, driven by the promise of new product launches.

Q. What's your outlook, Shep?

A. I'm cautiously optimistic, though I think the market environment for developing communications stocks may continue to be choppy. Nearly all the stocks in the fund's universe have gone down a lot in recent years, making valuations much more attractive than before. The stage is set for some companies to emerge as long-term winners, while others may continue to be losers. My job for shareholders is to pick those stocks I believe may end up on top.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: December 27, 2000

Size: as of January 31, 2002, more than $6 million

Manager: Shep Perkins, since January 2002; joined Fidelity in 1997

3

Developing Communications

Advisor Developing Communications Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
AT&T Corp.	7.2
Comcast Corp. Class A (special)	6.2
AOL Time Warner, Inc.	5.6
Vodafone Group PLC sponsored ADR	4.9
BellSouth Corp.	4.6
Lucent Technologies, Inc.	3.9
Motorola, Inc.	3.0
Microsoft Corp.	2.6
Liberty Media Corp. Class A	2.5
Verizon Communications, Inc.	2.3
42.8
Top Industries as of January 31, 2002
% of fund's net assets
Media	22.7%
Diversified Telecommunication Services	21.6%
Communications Equipment	14.5%
Wireless Telecommunication Services	12.3%
Software	4.1%
All Others*	24.8%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Developing Communications Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 82.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.5%
Mercury Computer Systems, Inc. (a)	900	$ 32,724
COMMUNICATIONS EQUIPMENT - 14.5%
Andrew Corp. (a)	1,870	33,641
Cisco Systems, Inc. (a)	5,120	101,376
Comverse Technology, Inc. (a)	350	7,480
Crown Castle International Corp. (a)	9,780	71,101
Lucent Technologies, Inc.	40,360	263,954
Motorola, Inc.	15,550	206,971
Nokia Corp. sponsored ADR	4,490	105,291
QUALCOMM, Inc. (a)	3,100	136,555
SpectraLink Corp. (a)	920	9,154
Telefonaktiebolaget LM Ericsson AB sponsored ADR	7,670	33,288
Tellium, Inc.	2,800	15,176
TOTAL COMMUNICATIONS EQUIPMENT		983,987
CONSTRUCTION & ENGINEERING - 0.3%
SBA Communications Corp. Class A (a)	2,660	18,487
DIVERSIFIED TELECOMMUNICATION SERVICES - 21.6%
ALLTEL Corp.	2,770	153,680
AT&T Corp.	27,670	489,757
BellSouth Corp.	7,840	313,600
Citizens Communications Co. (a)	720	7,207
IDT Corp.	1,670	30,761
Korea Telecom Corp. sponsored ADR	2,140	42,008
Network Plus Corp. (a)	8,090	2,993
Qwest Communications International, Inc.	6,840	71,820
SBC Communications, Inc.	2,350	88,008
Sprint Corp. - FON Group	1,670	29,559
Telefonos de Mexico SA de CV sponsored ADR	2,090	80,256
Verizon Communications, Inc.	3,420	158,517
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,468,166
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
Amphenol Corp. Class A (a)	1,420	65,320
Arrow Electronics, Inc. (a)	880	27,069
AVX Corp.	1,640	32,570
Vishay Intertechnology, Inc. (a)	1,880	34,987
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		159,946

	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - 1.5%
Yahoo!, Inc. (a)	5,960	$ 102,750
MEDIA - 22.7%
Adelphia Communications Corp. Class A	1,880	48,523
AOL Time Warner, Inc. (a)	14,450	380,180
Cablevision Systems Corp. - NY Group Class A	1,400	59,220
Charter Communications, Inc. Class A (a)	8,130	100,162
Comcast Corp. Class A (special) (a)	11,980	425,050
Cox Communications, Inc. Class A (a)	3,360	125,832
EchoStar Communications Corp. Class A (a)	2,700	73,710
Gemstar-TV Guide International, Inc. (a)	4,590	83,538
General Motors Corp. Class H (a)	1,360	21,352
Liberty Media Corp. Class A (a)	13,140	170,820
Pegasus Communications Corp. Class A (a)	3,000	20,100
USA Networks, Inc. (a)	1,230	35,166
TOTAL MEDIA		1,543,653
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.2%
Ibis Technology Corp. (a)	10,170	103,124
Intersil Corp. Class A (a)	720	21,398
NVIDIA Corp. (a)	440	28,926
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		153,448
SOFTWARE - 4.1%
Microsoft Corp. (a)	2,820	179,662
VERITAS Software Corp. (a)	2,350	99,993
TOTAL SOFTWARE		279,655
WIRELESS TELECOMMUNICATION SERVICES - 12.3%
AirGate PCS, Inc. (a)	360	7,344
America Movil SA de CV sponsored ADR	1,720	34,056
American Tower Corp. Class A (a)	14,290	73,736
AT&T Wireless Services, Inc. (a)	9,660	111,090
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	2,150	30,874
Dobson Communications Corp. Class A (a)	4,040	25,250
Metro One Telecommunications, Inc. (a)	620	15,159
Nextel Communications, Inc. Class A (a)	5,070	40,814
Price Communications Corp. (a)	1,270	24,371
Sprint Corp. - PCS Group Series 1 (a)	4,140	67,813
Telephone & Data Systems, Inc.	340	29,410
Triton PCS Holdings, Inc. Class A (a)	930	13,039
Common Stocks - continued
	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
United States Cellular Corp. (a)	700	$ 28,105
Vodafone Group PLC sponsored ADR	15,510	336,567
TOTAL WIRELESS TELECOMMUNICATION SERVICES		837,628
TOTAL INVESTMENT PORTFOLIO - 82.0% (Cost $5,897,457)		5,580,444
NET OTHER ASSETS - 18.0%		1,225,686
NET ASSETS - 100%		$ 6,806,130
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $12,474,499 and $12,099,458, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,325 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $5,968,070. Net unrealized depreciation aggregated $387,626, of which $151,157 related to appreciated investment securities and $538,783 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $676,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $5,897,457) - See accompanying schedule		$ 5,580,444
Receivable for investments sold		1,937,133
Receivable for fund shares sold		25,964
Dividends receivable		4,458
Interest receivable		1,319
Redemption fees receivable		138
Receivable from investment adviser for expense reductions		9,346
Total assets		7,558,802
Liabilities
Payable to custodian bank	$ 268,182
Payable for investments purchased	101,990
Payable for fund shares redeemed	351,528
Distribution fees payable	4,572
Other payables and accrued expenses	26,400
Total liabilities		752,672
Net Assets		$ 6,806,130
Net Assets consist of:
Paid in capital		$ 9,346,543
Accumulated net investment (loss)		(46,247)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,177,153)
Net unrealized appreciation (depreciation) on investments		(317,013)
Net Assets		$ 6,806,130
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($709,462 ÷ 102,375 shares)		$ 6.93
Maximum offering price per share (100/94.25 of $6.93)		$ 7.35
Class T: Net Asset Value and redemption price per share ($2,617,864 ÷ 378,487 shares)		$ 6.92
Maximum offering price per share (100/96.50 of $6.92)		$ 7.17
Class B: Net Asset Value and offering price per share ($1,856,993 ÷ 270,110 shares) A		$ 6.87
Class C: Net Asset Value and offering price per share ($1,360,839 ÷ 197,837 shares) A		$ 6.88
Institutional Class: Net Asset Value, offering price and redemption price per share ($260,972 ÷ 37,521 shares)		$ 6.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 8,156
Interest		8,477
Total income		16,633
Expenses
Management fee	$ 19,168
Transfer agent fees	19,778
Distribution fees	22,777
Accounting fees and expenses	30,009
Non-interested trustees' compensation	11
Custodian fees and expenses	4,660
Registration fees	72,922
Audit	12,950
Legal	38
Miscellaneous	5,244
Total expenses before reductions	187,557
Expense reductions	(124,677)	62,880
Net investment income (loss)		(46,247)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,360,335)
Foreign currency transactions	157
Total net realized gain (loss)		(1,360,178)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(73,951)
Assets and liabilities in foreign currencies	12
Total change in net unrealized appreciation (depreciation)		(73,939)
Net gain (loss)		(1,434,117)
Net increase (decrease) in net assets resulting from operations		$ (1,480,364)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	December 27, 2000 (commencement of operations) to July 31, 2001
Operations
Net investment income (loss)	$ (46,247)	$ (34,795)
Net realized gain (loss)	(1,360,178)	(816,579)
Change in net unrealized appreciation (depreciation)	(73,939)	(243,074)
Net increase (decrease) in net assets resulting from operations	(1,480,364)	(1,094,448)
Share transactions - net increase (decrease)	1,129,761	8,239,212
Redemption fees	6,448	5,521
Total increase (decrease) in net assets	(344,155)	7,150,285
Net Assets
Beginning of period	7,150,285	-
End of period (including accumulated net investment loss of $46,247 and $0, respectively)	$ 6,806,130	$ 7,150,285

Financial Highlights - Class A

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.04)
Net realized and unrealized gain (loss)	(1.45)	(1.57)
Total from investment operations	(1.48)	(1.61)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 6.93	$ 8.40
Total Return B, C, D	(17.50)%	(16.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.32% A	6.46% A
Expenses net of voluntary waivers, if any	1.50% A	1.50% A
Expenses net of all reductions	1.46% A	1.45% A
Net Investment Income (loss)	(.95)% A	(.74)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 709	$ 934
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class T

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.05)
Net realized and unrealized gain (loss)	(1.45)	(1.56)
Total from investment operations	(1.49)	(1.61)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 6.92	$ 8.40
Total Return B, C, D	(17.62)%	(16.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.51% A	6.66% A
Expenses net of voluntary waivers, if any	1.75% A	1.75% A
Expenses net of all reductions	1.70% A	1.70% A
Net Investment Income (loss)	(1.20)% A	(.99)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,618	$ 2,131
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.07)
Net realized and unrealized gain (loss)	(1.45)	(1.57)
Total from investment operations	(1.51)	(1.64)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 6.87	$ 8.37
Total Return B, C, D	(17.92)%	(16.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.99% A	7.21% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.21% A	2.20% A
Net Investment Income (loss)	(1.70)% A	(1.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,857	$ 2,236
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.07)
Net realized and unrealized gain (loss)	(1.44)	(1.57)
Total from investment operations	(1.50)	(1.64)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 6.88	$ 8.37
Total Return B, C, D	(17.80)%	(16.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.84% A	7.09% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.21% A	2.20% A
Net Investment Income (loss)	(1.70)% A	(1.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,361	$ 1,566
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 E
Net asset value, beginning of period	$ 8.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.03)
Net realized and unrealized gain (loss)	(1.44)	(1.56)
Total from investment operations	(1.47)	(1.59)
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 6.96	$ 8.42
Total Return B, C	(17.34)%	(15.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	4.63% A	5.95% A
Expenses net of voluntary waivers, if any	1.25% A	1.25% A
Expenses net of all reductions	1.20% A	1.20% A
Net Investment Income (loss)	(.70)% A	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 261	$ 283
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 912	$ 171
Class T	.25%	.25%	6,154	296
Class B	.75%	.25%	9,156	7,026
Class C	.75%	.25%	6,555	4,886
			$ 22,777	$ 12,379

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,183	$ 477
Class T	2,389	789
Class B	162,557	162,557*
Class C	229	229*
	$ 166,358	$ 164,052

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 2,574	.70*
Class T	7,937	.64*
Class B	5,760	.63*
Class C	3,141	.48*
Institutional Class	366	.26*
	$ 19,778

* Annualized

Developing Communications

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,148 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 13,994
Class T	1.75%	46,320
Class B	2.25%	34,385
Class C	2.25%	23,614
Institutional Class	1.25%	4,733
		$ 123,046

Certain security trades were directed to brokers who paid $1,631 of the fund's expenses.

7. Other Information.

At the end of the period, FMR or its affiliates held 10% of the total outstanding shares of the fund and one unaffiliated shareholder held 17% of the total outstanding shares of the fund.

Developing Communications

Notes to Financial Statements (Unaudited) - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31,	December 27, 2000 (commencement of operations) to	Six months ended January 31,	December 27, 2000 (commencement of operations) to
	2002	July 31, 2001	2002	July 31, 2001

Class A Shares sold	25,467	117,996	$ 181,155	$ 1,134,722
Shares redeemed	(34,170)	(6,918)	(257,826)	(52,114)
Net increase (decrease)	(8,703)	111,078	$ (76,671)	$ 1,082,608
Class T Shares sold	387,290	311,492	$ 2,908,144	$ 3,017,250
Shares redeemed	(262,509)	(57,786)	(1,858,030)	(498,638)
Net increase (decrease)	124,781	253,706	$ 1,050,114	$ 2,518,612
Class B Shares sold	69,895	285,790	$ 506,830	$ 2,676,313
Shares redeemed	(66,914)	(18,661)	(488,621)	(155,990)
Net increase (decrease)	2,981	267,129	$ 18,209	$ 2,520,323
Class C Shares sold	62,868	203,890	$ 454,010	$ 1,925,025
Shares redeemed	(52,190)	(16,731)	(347,642)	(142,698)
Net increase (decrease)	10,678	187,159	$ 106,368	$ 1,782,327
Institutional Class Shares sold	14,870	34,115	$ 111,566	$ 338,272
Shares redeemed	(10,984)	(480)	(79,825)	(2,930)
Net increase (decrease)	3,886	33,635	$ 31,741	$ 335,342

Developing Communications

Advisor Electronics Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Electronics - CL A	-2.91%	-22.23%	-6.60%
Fidelity Adv Electronics - CL A (incl. 5.75% sales charge)	-8.49%	-26.70%	-11.97%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL A	-22.23%	-6.04%
Fidelity Adv Electronics - CL A (incl. 5.75% sales charge)	-26.70%	-10.98%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have been $8,803 - an 11.97% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Electronics Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Electronics - CL T	-3.12%	-22.40%	-6.80%
Fidelity Adv Electronics - CL T (incl. 3.50% sales charge)	-6.51%	-25.11%	-10.06%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL T	-22.40%	-6.22%
Fidelity Adv Electronics - CL T (incl. 3.50% sales charge)	-25.11%	-9.22%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have been $8,994 - a 10.06% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Electronics Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Electronics - CL B	-3.23%	-22.58%	-7.10%
Fidelity Adv Electronics - CL B (incl. contingent deferred sales charge)	-8.07%	-26.45%	-10.82%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL B	-22.58%	-6.50%
Fidelity Adv Electronics - CL B (incl. contingent deferred sales charge)	-26.45%	-9.92%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $8,918 - a 10.82% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Electronics Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Electronics - CL C	-3.34%	-22.75%	-7.30%
Fidelity Adv Electronics - CL C (incl. contingent deferred sales charge)	-4.30%	-23.52%	-7.30%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - CL C	-22.75%	-6.68%
Fidelity Adv Electronics - CL C (incl. contingent deferred sales charge)	-23.52%	-6.68%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have been $9,270 - a 7.30% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Electronics Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ted Orenstein, Portfolio Manager of Fidelity Advisor Electronics Fund

Q. How did the fund perform, Ted?

A. It did relatively well. For the six-month period that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -2.91%, -3.12%, -3.23% and -3.34%, respectively. During the same period, the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector - lost 7.52%, while the Standard & Poor's 500 Index fell 6.01%. For the 12 months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -22.23%, -22.40%, -22.58% and -22.75%, respectively, while the Goldman Sachs index returned -38.71% and the S&P 500 returned -16.15%.

Q. What led to the fund's outperformance of its benchmarks during the six-month period?

A. The key contributor to performance was the fund's holdings in semiconductor stocks. Although the past year was difficult for these stocks since they were in a cyclical downturn deepened by the global economic slowdown, we were close to the bottom of the cycle and were beginning to see improvement. The industry was about nine months into the downturn in the semiconductor industry - meaning we were that much closer to recovery - and then the events of September 11 exacerbated the economy's problems. Since October, however, business fundamentals in general stabilized and semiconductor stocks, as a result, outperformed most other technology industries.

Q. Can you provide more detail about the semiconductor market?

A. There was a massive contraction of the semiconductor equipment industry last year as companies pulled back their capital expenditures. In January 2001, most semiconductor companies forecast that they would spend between zero and 10 percent over their previous year's budget on technology spending. In reality they spent 40% less than they had in 2000 as a result of greater-than-anticipated declines in their revenues. While capital spending remains sluggish, new forecasts suggest a pickup from the low levels seen at the end of 2001. That positive news began to flow through into companies leveraged to technology buying, and they saw an early start to improved orders. In addition, inventory levels became significantly lower during the past six months, which served as a positive catalyst for improvement in new orders along with some new product launches.

Q. Let's talk about some of the stocks that contributed to performance . . .

A. Intel was the top contributor as it benefited from improved demand for personal computers. We haven't seen a PC replacement cycle for three years and we started to get some incremental improvement during the period. This improvement - combined with the smooth product transition to the new Pentium 4 chip, which gives consumers a more powerful computer - enhanced the company's profitability metrics and, accordingly, its stock price. NVIDIA, a graphics chip processor company, also added to performance, driven by the strong U.S. launch of Microsoft's Xbox game units that contain the company's chips.

Q. Which stocks detracted from performance?

A. The economic slowdown continued to have a negative effect on several stocks held in the fund. Flextronics, which was a top contributor in the report to shareholders six months ago, was the top detractor this time as it suffered from the overall slowdown in outsourcing activity. Motorola also detracted from returns because of competitive and economic pressures. The company has new management in place and is working to improve both its wireless and semiconductor products as well as expense controls and operating metrics. PMC-Sierra and Vitesse Semiconductor, both in the communications equipment sector, remained weak during the period due to continued overcapacity problems and high valuations. Unfortunately, I was slightly early getting into these stocks, but I believed their longer-term stories remained solid.

Q. What's your outlook?

A. I'm fairly optimistic. While I believe the economic environment remains very difficult and I'm concerned that expectations may be too high for a strong recovery in the second half of the year, I feel that many of the stocks in the fund have the potential to see higher earnings in the next product cycle. I'll continue to focus on companies that I think have positive product positioning and market share growth prospects.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Note to shareholders: Effective March 1, 2002, Praveen Abichandani became Portfolio Manager of Fidelity Advisor Electronics Fund.

Semiannual Report

Advisor Electronics Fund
Fund Talk: The Manager's Overview - continued

Fund Facts

Start date: December 27, 2000

Size: as of January 31, 2002, more than $52 million

Manager: Ted Orenstein, since inception; joined Fidelity in 1998

3

Electronics

Advisor Electronics Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Applied Materials, Inc.	5.1
Intel Corp.	4.1
KLA-Tencor Corp.	3.8
ATMI, Inc.	3.4
NVIDIA Corp.	2.5
Photronics, Inc.	2.4
Texas Instruments, Inc.	2.3
ASML Holding NV (NY Shares)	2.1
LTX Corp.	2.1
Motorola, Inc.	2.1
29.9
Top Industries as of January 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	65.8%
Electronic Equipment & Instruments	8.8%
Software	5.0%
Communications Equipment	3.9%
Computers & Peripherals	1.2%
All Others*	15.3%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Electronics Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 86.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 3.9%
Avocent Corp. (a)	2,000	$ 50,020
Brocade Communications System, Inc. (a)	14,500	527,800
Emulex Corp. (a)	1,000	46,010
Juniper Networks, Inc. (a)	4,100	62,812
Motorola, Inc.	82,000	1,091,420
Nokia Corp. sponsored ADR	4,810	112,795
Proxim, Inc. (a)	26,600	147,630
TOTAL COMMUNICATIONS EQUIPMENT		2,038,487
COMPUTERS & PERIPHERALS - 1.2%
Apple Computer, Inc. (a)	10,500	259,560
NEC Corp. ADR	4,500	34,650
Quanta Computer, Inc.	84,000	330,661
TOTAL COMPUTERS & PERIPHERALS		624,871
ELECTRICAL EQUIPMENT - 0.1%
Advanced Energy Industries, Inc. (a)	2,410	61,937
ELECTRONIC EQUIPMENT & INSTRUMENTS - 8.8%
Agilent Technologies, Inc. (a)	29,350	890,773
Amphenol Corp. Class A (a)	7,280	334,880
Arrow Electronics, Inc. (a)	13,200	406,032
Avnet, Inc.	9,461	252,136
AVX Corp.	7,100	141,006
Celestica, Inc. (sub. vtg.) (a)	4,870	206,418
Cognex Corp. (a)	19,100	460,310
Cohu, Inc.	12,300	248,460
Flextronics International Ltd. (a)	11,870	263,514
Ingram Micro, Inc. Class A (a)	39,300	707,400
Merix Corp. (a)	3,900	73,749
Solectron Corp. (a)	21,200	248,464
Veeco Instruments, Inc. (a)	7,800	270,972
Vishay Intertechnology, Inc. (a)	8,900	165,629
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		4,669,743
INTERNET SOFTWARE & SERVICES - 0.3%
Check Point Software Technologies Ltd. (a)	4,150	151,475
IT CONSULTING & SERVICES - 0.9%
Simplex Solutions, Inc.	37,300	461,028
MEDIA - 0.2%
Gemstar-TV Guide International, Inc. (a)	4,500	81,900
OFFICE ELECTRONICS - 0.7%
Canon, Inc.	11,000	364,760
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 65.8%
Advanced Micro Devices, Inc. (a)	56,540	907,467
Agere Systems, Inc. Class A	16,300	83,456
Altera Corp. (a)	9,990	250,949

	Shares	Value (Note 1)
Amkor Technology, Inc. (a)	14,800	$ 266,844
Analog Devices, Inc. (a)	23,950	1,049,010
Applied Materials, Inc. (a)	61,780	2,696,695
ASM International NV (a)	55,200	1,042,176
ASML Holding NV (NY Shares) (a)	58,500	1,108,575
Atmel Corp. (a)	29,500	227,150
ATMI, Inc. (a)	59,913	1,769,231
Axcelis Technologies, Inc. (a)	17,000	233,580
Broadcom Corp. Class A (a)	3,800	161,386
Brooks Automation, Inc. (a)	5,400	264,222
Chartered Semiconductor Manufacturing Ltd. ADR (a)	17,900	441,235
Credence Systems Corp. (a)	18,300	289,323
Cypress Semiconductor Corp. (a)	10,600	230,656
DuPont Photomasks, Inc. (a)	8,300	415,000
Fairchild Semiconductor International, Inc. Class A (a)	40,400	1,066,156
Helix Technology, Inc.	19,740	407,039
Integrated Circuit Systems, Inc. (a)	300	7,245
Integrated Device Technology, Inc. (a)	9,050	276,478
Integrated Silicon Solution (a)	15,400	194,040
Intel Corp.	61,590	2,158,114
International Rectifier Corp. (a)	6,700	278,988
Intersil Corp. Class A (a)	840	24,965
KLA-Tencor Corp. (a)	34,990	2,004,227
Kulicke & Soffa Industries, Inc. (a)	37,800	621,810
LAM Research Corp. (a)	14,730	342,620
Lattice Semiconductor Corp. (a)	42,200	942,748
Linear Technology Corp.	13,740	568,424
LSI Logic Corp. (a)	56,080	929,806
LTX Corp. (a)	55,830	1,103,201
Marvell Technology Group Ltd. (a)	18,700	750,618
Maxim Integrated Products, Inc. (a)	9,054	502,406
Micrel, Inc. (a)	7,700	181,720
Microchip Technology, Inc. (a)	10,700	403,283
Micron Technology, Inc. (a)	18,860	636,525
MIPS Technologies, Inc. Class A (a)	1,140	12,665
MKS Instruments, Inc. (a)	10,200	245,116
National Semiconductor Corp. (a)	16,760	472,800
Novellus Systems, Inc. (a)	18,220	778,176
NVIDIA Corp. (a)	20,000	1,314,800
Oak Technology, Inc. (a)	6,500	105,625
Photronics, Inc. (a)	37,100	1,290,709
PRI Automation, Inc. (a)	16,000	404,000
QLogic Corp. (a)	8,100	396,333
Samsung Electronics Co. Ltd.	640	146,877
Semtech Corp. (a)	10,300	356,483
Silicon Laboratories, Inc. (a)	7,200	221,760
Silicon Storage Technology, Inc. (a)	36,700	303,876
Siliconix, Inc. (a)	1,800	49,230
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	30,100	510,797
Teradyne, Inc. (a)	26,030	777,256
Texas Instruments, Inc.	39,280	1,225,929
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
United Microelectronics Corp. sponsored ADR	49,105	$ 433,106
Virage Logic Corp. (a)	9,920	193,341
Xilinx, Inc. (a)	14,920	646,782
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		34,723,029
SOFTWARE - 5.0%
BEA Systems, Inc. (a)	3,300	59,829
Computer Associates International, Inc.	8,340	287,396
Compuware Corp. (a)	30,300	412,080
Microsoft Corp. (a)	11,000	700,810
Nassda Corp.	100	1,712
Network Associates, Inc. (a)	4,200	125,958
Numerical Technologies, Inc. (a)	8,500	123,335
RadiSys Corp. (a)	4,300	86,000
Synopsys, Inc. (a)	1,500	77,820
Vastera, Inc. (a)	19,800	300,168
VERITAS Software Corp. (a)	11,500	489,325
TOTAL SOFTWARE		2,664,433
TOTAL COMMON STOCKS (Cost $42,672,431)		45,841,663
Convertible Bonds - 1.0%
Moody's Ratings (unaudited)		Principal Amount
ELECTRICAL EQUIPMENT - 1.0%
Advanced Energy Industries, Inc. 5% 9/1/06 (c) (Cost $500,000)	-	$ 500,000	558,725
Money Market Funds - 12.3%
	Shares
Fidelity Cash Central Fund, 1.88% (b) (Cost $6,476,953)	6,476,953	6,476,953
Cash Equivalents - 2.0%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.89%, dated 1/31/02 due 2/1/02 (Cost $1,036,000)	$ 1,036,054	$ 1,036,000
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $50,685,384)		53,913,341
NET OTHER ASSETS - (2.2)%		(1,136,769)
NET ASSETS - 100%		$ 52,776,572
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $558,725 or 1.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $31,249,417 and $17,619,041, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,068 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.8%
Netherlands	4.1
Taiwan	2.4
Bermuda	1.4
Singapore	1.3
Others (individually less than 1%)	2.0
100.0%
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $52,244,936. Net unrealized appreciation aggregated $1,668,405, of which $4,550,603 related to appreciated investment securities and $2,882,198 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $1,287,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $1,036,000) (cost $50,685,384) - See accompanying schedule		$ 53,913,341
Cash		885
Foreign currency held at value (cost $154,678)		152,555
Receivable for investments sold		138,800
Receivable for fund shares sold		261,583
Dividends receivable		3,411
Interest receivable		19,971
Redemption fees receivable		79
Total assets		54,490,625
Liabilities
Payable for investments purchased	$ 728,111
Payable for fund shares redeemed	128,324
Accrued management fee	22,168
Distribution fees payable	32,085
Other payables and accrued expenses	43,365
Collateral on securities loaned, at value	760,000
Total liabilities		1,714,053
Net Assets		$ 52,776,572
Net Assets consist of:
Paid in capital		$ 56,334,720
Accumulated net investment (loss)		(315,532)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,468,414)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,225,798
Net Assets		$ 52,776,572
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,229,251 ÷ 667,216 shares)		$ 9.34
Maximum offering price per share (100/94.25 of $9.34)		$ 9.91
Class T: Net Asset Value and redemption price per share ($15,718,842 ÷ 1,685,905 shares)		$ 9.32
Maximum offering price per share (100/96.50 of $9.32)		$ 9.66
Class B: Net Asset Value and offering price per share ($15,665,291 ÷ 1,686,883 shares) A		$ 9.29
Class C: Net Asset Value and offering price per share ($13,806,856 ÷ 1,489,321 shares) A		$ 9.27
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,356,332 ÷ 144,790 shares)		$ 9.37
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 15,406
Interest		49,267
Security lending		90
Total income		64,763
Expenses
Management fee	$ 110,565
Transfer agent fees	73,605
Distribution fees	143,311
Accounting and security lending fees	30,120
Non-interested trustees' compensation	60
Custodian fees and expenses	4,445
Registration fees	83,369
Audit	12,978
Legal	195
Miscellaneous	14,079
Total expenses before reductions	472,727
Expense reductions	(92,432)	380,295
Net investment income (loss)		(315,532)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,390,146)
Foreign currency transactions	(365)
Total net realized gain (loss)		(4,390,511)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,924,899
Assets and liabilities in foreign currencies	(1,462)
Total change in net unrealized appreciation (depreciation)		3,923,437
Net gain (loss)		(467,074)
Net increase (decrease) in net assets resulting from operations		$ (782,606)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	December 27, 2000 (commencement of operations) to July 31, 2001
Operations
Net investment income (loss)	$ (315,532)	$ (154,332)
Net realized gain (loss)	(4,390,511)	(2,077,945)
Change in net unrealized appreciation (depreciation)	3,923,437	(697,639)
Net increase (decrease) in net assets resulting from operations	(782,606)	(2,929,916)
Share transactions - net increase (decrease)	16,306,619	40,154,133
Redemption fees	14,794	13,548
Total increase (decrease) in net assets	15,538,807	37,237,765
Net Assets
Beginning of period	37,237,765	-
End of period (including accumulated net investment loss of $315,532 and $0, respectively)	$ 52,776,572	$ 37,237,765

Financial Highlights - Class A

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)
Net realized and unrealized gain (loss)	(.23)	(.35)
Total from investment operations	(.28)	(.39)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 9.34	$ 9.62
Total Return B, C, D	(2.91)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.02% A	2.57% A
Expenses net of voluntary waivers, if any	1.50% A	1.50% A
Expenses net of all reductions	1.48% A	1.49% A
Net Investment Income (loss)	(1.15)% A	(.77)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,229	$ 3,400
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class T

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)
Net realized and unrealized gain (loss)	(.24)	(.33)
Total from investment operations	(.30)	(.39)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 9.32	$ 9.62
Total Return B, C, D	(3.12)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.23% A	2.81% A
Expenses net of voluntary waivers, if any	1.75% A	1.75% A
Expenses net of all reductions	1.73% A	1.74% A
Net Investment Income (loss)	(1.40)% A	(1.02)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,719	$ 11,493
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 9.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.08)
Net realized and unrealized gain (loss)	(.23)	(.33)
Total from investment operations	(.31)	(.41)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 9.29	$ 9.60
Total Return B, C, D	(3.23)%	(4.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.74% A	3.34% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.23% A	2.24% A
Net Investment Income (loss)	(1.90)% A	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,665	$ 10,941
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.09)
Net realized and unrealized gain (loss)	(.24)	(.33)
Total from investment operations	(.32)	(.42)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 9.27	$ 9.59
Total Return B, C, D	(3.34)%	(4.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.66% A	3.25% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.23% A	2.24% A
Net Investment Income (loss)	(1.90)% A	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,807	$ 10,782
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 E
Net asset value, beginning of period	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.03)
Net realized and unrealized gain (loss)	(.23)	(.34)
Total from investment operations	(.27)	(.37)
Redemption fees added to paid in capital D	-	.01
Net asset value, end of period	$ 9.37	$ 9.64
Total Return B, C	(2.80)%	(3.60)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.62% A	2.16% A
Expenses net of voluntary waivers, if any	1.25% A	1.25% A
Expenses net of all reductions	1.23% A	1.24% A
Net Investment Income (loss)	(.90)% A	(.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,356	$ 622
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,824	$ 48
Class T	.25%	.25%	28,646	-
Class B	.75%	.25%	56,825	42,619
Class C	.75%	.25%	53,016	36,616
			$ 143,311	$ 79,283

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 19,895	$ 14,219
Class T	16,775	8,563
Class B	28,227	28,227*
Class C	3,219	3,219*
	$ 68,116	$ 54,228

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Electronics

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 8,470	.44 *
Class T	23,049	.40 *
Class B	23,279	.41 *
Class C	17,594	.33 *
Institutional Class	1,213	.28 *
	$ 73,605

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $38,519 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 10,201
Class T	1.75%	28,130
Class B	2.25%	28,229
Class C	2.25%	22,155
Institutional Class	1.25%	1,601
		$ 90,316

Certain security trades were directed to brokers who paid $2,061 of the fund's expenses.

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $55.

Electronics

Notes to Financial Statements (Unaudited) - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31,	December 27, 2000 (commencement of operations) to	Six months ended January 31,	December 27, 2000 (commencement of operations) to
	2002	July 31, 2001	2002	July 31, 2001
Class A Shares sold	465,990	491,279	$ 4,206,477	$ 4,969,285
Shares redeemed	(152,211)	(137,842)	(1,322,064)	(1,328,484)
Net increase (decrease)	313,779	353,437	$ 2,884,413	$ 3,640,801
Class T Shares sold	843,167	1,305,484	$ 7,351,468	$ 13,533,627
Shares redeemed	(352,244)	(110,502)	(2,735,768)	(1,015,624)
Net increase (decrease)	490,923	1,194,982	$ 4,615,700	$ 12,518,003
Class B Shares sold	909,604	1,196,956	$ 7,671,062	$ 12,121,127
Shares redeemed	(362,089)	(57,588)	(2,838,613)	(558,588)
Net increase (decrease)	547,515	1,139,368	$ 4,832,449	$ 11,562,539
Class C Shares sold	559,895	1,205,953	$ 4,756,443	$ 12,522,350
Shares redeemed	(195,280)	(81,247)	(1,479,878)	(782,650)
Net increase (decrease)	364,615	1,124,706	$ 3,276,565	$ 11,739,700
Institutional Class Shares sold	100,866	72,232	$ 848,152	$ 770,077
Shares redeemed	(20,627)	(7,681)	(150,660)	(76,987)
Net increase (decrease)	80,239	64,551	$ 697,492	$ 693,090

Electronics

Advisor Financial Services Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL A	-3.19%	-7.05%	79.18%	121.12%
Fidelity Adv Financial Services - CL A (incl. 5.75% sales charge)	-8.76%	-12.40%	68.87%	108.40%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Financial Services	-4.28%	-6.09%	79.58%	132.30%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL A	-7.05%	12.37%	15.79%
Fidelity Adv Financial Services - CL A (incl. 5.75% sales charge)	-12.40%	11.05%	14.53%
S&P 500	-16.15%	9.04%	12.22%
GS Financial Services	-6.09%	12.42%	16.85%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $20,840 - a 108.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $23,230 - a 132.30% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Financial Services Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL T	-3.31%	-7.27%	77.13%	118.23%
Fidelity Adv Financial Services - CL T (incl. 3.50% sales charge)	-6.70%	-10.52%	70.93%	110.60%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Financial Services	-4.28%	-6.09%	79.58%	132.30%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL T	-7.27%	12.11%	15.51%
Fidelity Adv Financial Services - CL T (incl. 3.50% sales charge)	-10.52%	11.32%	14.75%
S&P 500	-16.15%	9.04%	12.22%
GS Financial Services	-6.09%	12.42%	16.85%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $21,060 - a 110.60% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $23,230 - a 132.30% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Financial Services Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 5%, 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL B	-3.59%	-7.77%	72.69%	112.76%
Fidelity Adv Financial Services - CL B (incl. contingent deferred sales charge)	-8.41%	-12.38%	70.69%	111.76%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Financial Services	-4.28%	-6.09%	79.58%	132.30%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL B	-7.77%	11.55%	14.96%
Fidelity Adv Financial Services - CL B (incl. contingent deferred sales charge)	-12.38%	11.29%	14.86%
S&P 500	-16.15%	9.04%	12.22%
GS Financial Services	-6.09%	12.42%	16.85%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $21,176 - a 111.76% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $23,230 - a 132.30% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Financial Services Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL C	-3.49%	-7.68%	72.67%	112.74%
Fidelity Adv Financial Services - CL C (incl. contingent deferred sales charge)	-4.46%	-8.60%	72.67%	112.74%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Financial Services	-4.28%	-6.09%	79.58%	132.30%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - CL C	-7.68%	11.54%	14.96%
Fidelity Adv Financial Services - CL C (incl. contingent deferred sales charge)	-8.60%	11.54%	14.96%
S&P 500	-16.15%	9.04%	12.22%
GS Financial Services	-6.09%	12.42%	16.85%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $21,274 - a 112.74% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $23,230 - a 132.30% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Financial Services Fund

Fund Talk: The Manager's Overview

-

(Portfolio Manager photograph)

Note to shareholders: Jeffrey Feingold became Portfolio Manager of Fidelity Advisor Financial Services Fund on October 9, 2001.

Q. How did the fund perform, Jeff?

A. For the six months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of -3.19%, -3.31%, -3.59% and -3.49%, respectively. During the same period, the Goldman Sachs Financial Services Index, an index of 231 stocks designed to measure the performance of companies in the financial services sector, returned -4.28%, while the Standard & Poor's 500 Index had a return of -6.01%. For the 12-month period that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of -7.05%, -7.27%, -7.77% and -7.68%, respectively, while the Goldman Sachs index returned -6.09% and the S&P 500 index declined 16.15%.

Q. What factors had the greatest influence on performance during the period?

A. The investment environment was volatile for financial stocks, especially after September 11. After the terrorist attack, we tended to focus more on those companies whose earnings we had the greatest confidence in, causing us to be relatively defensive in our weightings compared to the Goldman Sachs index. This stance helped the fund's relative performance in a difficult period. The outlook for finance stocks was uncertain even before September 11. Investors worried about falling equity prices, which had a particularly noticeable impact on brokerages, as well as the possibility of eroding loan quality in a slowing economy. Although the Federal Reserve Board aggressively cut short-term interest rates throughout 2001, the market remained concerned about how long the economic downturn would last. In this challenging environment, the better-performing financial institutions tended to be those with relatively high-quality loan portfolios.

Q. What were your principal strategies?

A. As the six-month period began, the fund was positioned more aggressively to benefit from an economic rebound. For example, we emphasized brokerage stocks, whose stock prices had declined because of falling equity markets and declining investment banking business. However, these firms turned out to be vulnerable following September 11 as investors worried about continued weakness in the capital markets. We then adjusted the portfolio for more balance between cyclical companies and companies with predictable earnings. As a result, we increased the emphasis on government-related enterprises, such as Fannie Mae and Freddie Mac, transaction processors such as First Data, well-capitalized banks with quality loan portfolios and bond insurers.

Q. What effects did the losses associated with September 11 have on property-and-casualty insurance stocks?

A. The immediate effect was dramatic and negative. Investors dumped the stocks of companies they feared might be exposed to catastrophic casualty losses. However, their stock prices started to recover as investors began to distinguish between companies that would be hurt by attack-related claims and those firms with only minimal exposure. The stocks continued to rise as investors realized that the property-and-casualty industry would gain additional pricing power - meaning the ability to raise premiums - because of new awareness about the dangers of terrorism after September 11.

Q. What types of investments most influenced performance, either positively or negatively?

A. Bank One and Mercantile Bankshares, two banks that were able to deliver their financial targets in a tough environment, were positive contributors. While brokerage stocks as a group performed poorly, some companies, such as Charles Schwab and Goldman Sachs, nevertheless were positive contributors to performance. On the negative side, Household International detracted from returns. It fell because of concerns about potential deterioration in consumer credit quality. PNC Financial Services, another disappointing performer, declined because of its recent announcement that it would restate earnings due to some off-balance sheet exposures.

Q. What's your outlook?

A. The economy will have a great influence on the performance of finance stocks. Despite the slump, many banks have continued to perform well, helped by declining short-term interest rates that made loans more profitable, continued strong consumer borrowing and no significant deterioration in credit quality. However, the Federal Reserve may be close to the end of its rate cuts, consumers have already started to cut their borrowing and credit problems could increase if the economy does not rebound. On the other hand, investment banks could do very well if the economy recovers and equity markets rebound.

Semiannual Report

Advisor Financial Services Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than $691 million

Manager: Jeffrey Feingold, since October 2001; joined Fidelity in 1997

3

Financial Services

Advisor Financial Services Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Fannie Mae	5.4
American International Group, Inc.	5.1
Bank of America Corp.	4.9
Citigroup, Inc.	4.8
Freddie Mac	4.3
Bank One Corp.	3.8
Wells Fargo & Co.	3.7
Morgan Stanley Dean Witter & Co.	3.2
Berkshire Hathaway, Inc. Class B	3.1
Fifth Third Bancorp	2.9
41.2
Top Industries as of January 31, 2002
% of fund's net assets
Diversified Financials	36.5%
Banks	34.4%
Insurance	20.2%
Real Estate	3.0%
Commercial Services & Supplies	2.5%
All Others*	3.4%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Financial Services Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
BANKS - 34.4%
Astoria Financial Corp.	80,800	$ 2,344,008
Bank of America Corp.	539,504	34,004,937
Bank of New York Co., Inc.	143,660	5,887,187
Bank One Corp.	706,582	26,496,825
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	287,200	3,225,256
Banknorth Group, Inc.	204,400	4,836,104
City National Corp.	31,800	1,568,376
Commerce Bancorp, Inc., New Jersey	104,633	4,263,795
Commerce Bancshares, Inc.	27,100	1,070,179
East West Bancorp, Inc.	91,300	2,392,060
Fifth Third Bancorp	314,900	19,917,425
FleetBoston Financial Corp.	437,276	14,701,219
Golden West Financial Corp., Delaware	71,100	4,526,226
Hibernia Corp. Class A	26,175	469,580
Hudson City Bancorp, Inc.	92,300	2,815,150
Huntington Bancshares, Inc.	315,000	5,515,650
Investors Financial Services Corp.	50,500	3,514,800
Mellon Financial Corp.	179,800	6,904,320
Mercantile Bankshares Corp.	270,800	11,815,004
NetBank, Inc. (a)	183,400	2,457,560
North Fork Bancorp, Inc.	88,000	2,930,400
Pacific Century Financial Corp.	108,600	2,668,302
PNC Financial Services Group, Inc.	144,100	8,321,775
Silicon Valley Bancshares (a)	15,000	345,300
SouthTrust Corp.	144,900	3,570,336
Sovereign Bancorp, Inc.	82,600	1,058,932
TCF Financial Corp.	31,200	1,537,224
U.S. Bancorp, Delaware	574,245	11,955,781
UnionBanCal Corp.	297	10,603
Wachovia Corp.	449,300	14,939,225
Washington Mutual, Inc.	187,380	6,430,882
Wells Fargo & Co.	548,300	25,435,637
TOTAL BANKS		237,930,058
COMMERCIAL SERVICES & SUPPLIES - 2.5%
eFunds Corp. (a)	240,200	4,189,088
First Data Corp.	87,000	7,197,510
Paychex, Inc.	155,900	5,721,530
TOTAL COMMERCIAL SERVICES & SUPPLIES		17,108,128
DIVERSIFIED FINANCIALS - 36.5%
A.G. Edwards, Inc.	25,000	1,062,750
Affiliated Managers Group, Inc. (a)	25,000	1,719,500
AMBAC Financial Group, Inc.	216,050	12,887,383
American Express Co.	432,900	15,519,465
Bear Stearns Companies, Inc.	40,900	2,378,335
BlackRock, Inc. Class A (a)	74,900	3,220,700

	Shares	Value (Note 1)
Capital One Financial Corp.	34,700	$ 1,740,899
Charles Schwab Corp.	446,626	6,418,016
Citigroup, Inc.	705,469	33,439,231
Countrywide Credit Industries, Inc.	147	5,843
Fannie Mae	460,335	37,264,115
Federated Investors, Inc. Class B (non-vtg.)	120,800	3,864,392
Freddie Mac	440,320	29,554,278
Goldman Sachs Group, Inc.	142,700	12,412,046
Household International, Inc.	153,257	7,852,889
J.P. Morgan Chase & Co.	114,990	3,915,410
LaBranche & Co., Inc. (a)	30,000	926,100
Lehman Brothers Holdings, Inc.	76,500	4,954,905
MBNA Corp.	269,150	9,420,250
Merrill Lynch & Co., Inc.	371,900	18,959,462
Morgan Stanley Dean Witter & Co.	407,200	22,396,000
Neuberger Berman, Inc.	47,900	2,064,490
SEI Investments Co.	100,800	4,070,304
State Street Corp.	50,000	2,689,000
USA Education, Inc.	99,100	8,919,000
Waddell & Reed Financial, Inc. Class A	142,067	4,642,750
TOTAL DIVERSIFIED FINANCIALS		252,297,513
INSURANCE - 20.2%
ACE Ltd.	121,800	4,731,930
AFLAC, Inc.	347,700	9,081,924
Allmerica Financial Corp.	84,400	3,554,928
Allstate Corp.	310,000	10,000,600
American International Group, Inc.	475,060	35,225,699
Berkshire Hathaway, Inc. Class B (a)	8,644	21,203,732
Canada Life Financial Corp.	73,200	1,946,406
Cincinnati Financial Corp.	96,100	3,699,850
Hartford Financial Services Group, Inc.	77,700	5,142,963
HCC Insurance Holdings, Inc.	68,000	1,778,200
John Hancock Financial Services, Inc.	27,100	1,040,098
Marsh & McLennan Companies, Inc.	62,950	6,411,458
MBIA, Inc.	231,500	12,473,220
MetLife, Inc.	376,500	11,438,070
Old Republic International Corp.	33,100	976,450
Protective Life Corp.	29,000	835,200
Radian Group, Inc.	83,800	3,762,620
RenaissanceRe Holdings Ltd.	51,400	4,998,650
Sun Life Financial Services of Canada, Inc.	87,900	1,710,612
TOTAL INSURANCE		140,012,610
INTERNET SOFTWARE & SERVICES - 0.5%
InterCept Group, Inc. (a)	88,400	3,819,764
REAL ESTATE - 3.0%
Apartment Investment & Management Co. Class A	101,100	4,407,960
Duke Realty Corp.	58,200	1,353,150
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
Equity Office Properties Trust	266,500	$ 7,672,535
Equity Residential Properties Trust (SBI)	96,200	2,576,236
TrizecHahn Corp. (sub. vtg.)	67,700	1,114,121
Vornado Realty Trust	84,300	3,596,238
TOTAL REAL ESTATE		20,720,240
TOTAL COMMON STOCKS (Cost $574,144,390)		671,888,313
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 1.88% (b)	22,096,624	22,096,624
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	12,414,813	12,414,813
TOTAL MONEY MARKET FUNDS (Cost $34,511,437)		34,511,437
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $608,655,827)		706,399,750
NET OTHER ASSETS - (2.1)%		(14,489,685)
NET ASSETS - 100%		$ 691,910,065
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $537,240,725 and $530,920,965, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,762 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $614,207,803. Net unrealized appreciation aggregated $92,191,947, of which $104,597,436 related to appreciated investment securities and $12,405,489 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $4,421,000 of which $1,157,000 and $3,264,000 will expire on July 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $12,411,959) (cost $608,655,827) - See accompanying schedule		$ 706,399,750
Receivable for fund shares sold		860,607
Dividends receivable		796,406
Interest receivable		58,481
Redemption fees receivable		5
Other receivables		368
Total assets		708,115,617
Liabilities
Payable for investments purchased	$ 1,359,363
Payable for fund shares redeemed	1,576,966
Accrued management fee	335,783
Distribution fees payable	429,637
Other payables and accrued expenses	88,990
Collateral on securities loaned, at value	12,414,813
Total liabilities		16,205,552
Net Assets		$ 691,910,065
Net Assets consist of:
Paid in capital		$ 624,263,525
Undistributed net investment income		332,616
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,429,999)
Net unrealized appreciation (depreciation) on investments		97,743,923
Net Assets		$ 691,910,065
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($72,210,599 ÷ 3,674,874 shares)		$ 19.65
Maximum offering price per share (100/94.25 of $19.65)		$ 20.85
Class T: Net Asset Value and redemption price per share ($211,990,854 ÷ 10,808,040 shares)		$ 19.61
Maximum offering price per share (100/96.50 of $19.61)		$ 20.32
Class B: Net Asset Value and offering price per share ($249,940,194 ÷ 12,908,279 shares) A		$ 19.36
Class C: Net Asset Value and offering price per share ($138,890,870 ÷ 7,178,629 shares) A		$ 19.35
Institutional Class: Net Asset Value, offering price and redemption price per share ($18,877,548 ÷ 955,852 shares)		$ 19.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 6,366,695
Interest		639,048
Security lending		17,879
Total income		7,023,622
Expenses
Management fee	$ 1,980,455
Transfer agent fees	1,131,906
Distribution fees	2,530,800
Accounting and security lending fees	107,357
Non-interested trustees' compensation	1,168
Custodian fees and expenses	14,189
Registration fees	47,842
Audit	15,701
Legal	4,315
Miscellaneous	243,750
Total expenses before reductions	6,077,483
Expense reductions	(188,962)	5,888,521
Net investment income (loss)		1,135,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,505,520)
Foreign currency transactions	(16,703)
Total net realized gain (loss)		(12,522,223)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(16,900,063)
Assets and liabilities in foreign currencies	329
Total change in net unrealized appreciation (depreciation)		(16,899,734)
Net gain (loss)		(29,421,957)
Net increase (decrease) in net assets resulting from operations		$ (28,286,856)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ 1,135,101	$ 2,017,283
Net realized gain (loss)	(12,522,223)	8,564,131
Change in net unrealized appreciation (depreciation)	(16,899,734)	44,410,406
Net increase (decrease) in net assets resulting from operations	(28,286,856)	54,991,820
Distributions to shareholders from net investment income	(1,724,163)	(2,813,489)
Share transactions - net increase (decrease)	(27,216,059)	225,165,258
Redemption fees	15,928	121,493
Total increase (decrease) in net assets	(57,211,150)	277,465,082
Net Assets
Beginning of period	749,121,215	471,656,133
End of period (including undistributed net investment income of $332,616 and $921,678, respectively)	$ 691,910,065	$ 749,121,215

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.45	$ 18.29	$ 17.49	$ 18.74	$ 15.11	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.15	.15	.12	.11	.06
Net realized and unrealized gain (loss)	(.74)	2.20	.73	(.31)	3.80	5.06
Total from investment operations	(.66)	2.35	.88	(.19)	3.91	5.12
Less Distributions
From net investment income	(.14)	(.19)	(.09)	(.06)	(.06)	(.01)
From net realized gain	-	-	-	(1.01)	(.23)	(.01)
Total distributions	(.14)	(.19)	(.09)	(1.07)	(.29)	(.02)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 19.65	$ 20.45	$ 18.29	$ 17.49	$ 18.74	$ 15.11
Total Return B, C, D	(3.19)%	12.86%	5.12%	.69%	26.32%	51.35%
Ratios to Average Net Assets G
Expenses before expense reductions	1.31% A	1.20%	1.25%	1.24%	1.32%	2.74% A
Expenses net of voluntary waivers, if any	1.31% A	1.20%	1.25%	1.24%	1.32%	1.75% A
Expenses net of all reductions	1.26% A	1.18%	1.22%	1.23%	1.30%	1.73% A
Net Investment Income (loss)	.79% A	.77%	.92%	.73%	.63%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,211	$ 78,115	$ 48,088	$ 27,440	$ 21,907	$ 6,275
Portfolio turnover rate	165% A	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.38	$ 18.21	$ 17.42	$ 18.66	$ 15.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.11	.12	.09	.07	.04
Net realized and unrealized gain (loss)	(.74)	2.19	.71	(.30)	3.78	5.04
Total from investment operations	(.68)	2.30	.83	(.21)	3.85	5.08
Less Distributions
From net investment income	(.09)	(.13)	(.05)	(.03)	(.04)	(.01)
From net realized gain	-	-	-	(1.01)	(.23)	(.01)
Total distributions	(.09)	(.13)	(.05)	(1.04)	(.27)	(.02)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 19.61	$ 20.38	$ 18.21	$ 17.42	$ 18.66	$ 15.07
Total Return B, C, D	(3.31)%	12.64%	4.84%	.53%	25.96%	50.95%
Ratios to Average Net Assets G
Expenses before expense reductions	1.53% A	1.43%	1.47%	1.47%	1.52%	1.94% A
Expenses net of voluntary waivers, if any	1.53% A	1.43%	1.47%	1.47%	1.52%	1.94% A
Expenses net of all reductions	1.47% A	1.41%	1.44%	1.46%	1.50%	1.91% A
Net Investment Income (loss)	.58% A	.54%	.70%	.50%	.44%	.37% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 211,991	$ 234,268	$ 179,862	$ 123,361	$ 118,608	$ 52,003
Portfolio turnover rate	165% A	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.08	$ 17.95	$ 17.21	$ 18.52	$ 15.04	$ 12.56
Income from Investment Operations
Net investment income (loss) E	-	-	.03	-	(.02)	(.02)
Net realized and unrealized gain (loss)	(.72)	2.16	.70	(.29)	3.76	2.50
Total from investment operations	(.72)	2.16	.73	(.29)	3.74	2.48
Less Distributions
From net investment income	-	(.03)	-	(.02)	(.04)	-
From net realized gain	-	-	-	(1.01)	(.23)	-
Total distributions	-	(.03)	-	(1.03)	(.27)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 19.36	$ 20.08	$ 17.95	$ 17.21	$ 18.52	$ 15.04
Total Return B, C, D	(3.59)%	12.03%	4.30%	.05%	25.29%	19.75%
Ratios to Average Net Assets G
Expenses before expense reductions	2.06% A	1.96%	2.01%	1.99%	2.06%	3.19% A
Expenses net of voluntary waivers, if any	2.06% A	1.96%	2.01%	1.99%	2.06%	2.50% A
Expenses net of all reductions	2.00% A	1.94%	1.98%	1.98%	2.04%	2.49% A
Net Investment Income (loss)	.05% A	.01%	.16%	(.02)%	(.14)%	(.37)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 249,940	$ 269,612	$ 150,880	$ 94,072	$ 65,926	$ 7,737
Portfolio turnover rate	165% A	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 20.05	$ 17.96	$ 17.24	$ 18.56	$ 15.24
Income from Investment Operations
Net investment income (loss) E	.01	.01	.03	-	(.03)
Net realized and unrealized gain (loss)	(.71)	2.15	.70	(.29)	3.57
Total from investment operations	(.70)	2.16	.73	(.29)	3.54
Less Distributions
From net investment income	-	(.07)	(.02)	(.03)	(.02)
From net realized gain	-	-	-	(1.01)	(.21)
Total distributions	-	(.07)	(.02)	(1.04)	(.23)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 19.35	$ 20.05	$ 17.96	$ 17.24	$ 18.56
Total Return B, C, D	(3.49)%	12.03%	4.30%	.07%	23.56%
Ratios to Average Net Assets G
Expenses before expense reductions	2.00% A	1.92%	1.96%	1.95%	2.09% A
Expenses net of voluntary waivers, if any	2.00% A	1.92%	1.96%	1.95%	2.09% A
Expenses net of all reductions	1.95% A	1.90%	1.93%	1.94%	2.07% A
Net Investment Income (loss)	.11% A	.05%	.21%	.02%	(.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,891	$ 149,160	$ 83,078	$ 36,552	$ 19,983
Portfolio turnover rate	165% A	110%	73%	38%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 20.59	$ 18.39	$ 17.60	$ 18.80	$ 15.14	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.22	.21	.18	.14	.10
Net realized and unrealized gain (loss)	(.74)	2.22	.72	(.30)	3.79	5.06
Total from investment operations	(.63)	2.44	.93	(.12)	3.93	5.16
Less Distributions
From net investment income	(.21)	(.24)	(.15)	(.08)	(.05)	(.02)
From net realized gain	-	-	-	(1.01)	(.23)	(.01)
Total distributions	(.21)	(.24)	(.15)	(1.09)	(.28)	(.03)
Redemption fees added to paid in capital D	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 19.75	$ 20.59	$ 18.39	$ 17.60	$ 18.80	$ 15.14
Total Return B, C	(3.00)%	13.29%	5.40%	1.12%	26.39%	51.78%
Ratios to Average Net Assets F
Expenses before expense reductions	.93% A	.87%	.90%	.93%	1.14%	2.63% A
Expenses net of voluntary waivers, if any	.93% A	.87%	.90%	.93%	1.14%	1.50% A
Expenses net of all reductions	.87% A	.84%	.87%	.92%	1.13%	1.47% A
Net Investment Income (loss)	1.18% A	1.10%	1.27%	1.04%	.81%	.85% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,878	$ 17,966	$ 9,749	$ 11,956	$ 5,270	$ 3,758
Portfolio turnover rate	165% A	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 89,302	$ -
Class T	.25%	.25%	524,268	-
Class B	.75%	.25%	1,232,305	924,229
Class C	.75%	.25%	684,925	226,898
			$ 2,530,800	$ 1,151,127

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of
Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 60,917	$ 32,862
Class T	58,014	19,909
Class B	439,594	439,594*
Class C	25,290	25,290*
	$ 583,815	$ 517,655

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 127,985	.36*
Class T	338,629	.32*
Class B	439,461	.36*
Class C	205,232	.30*
Institutional Class	20,599	.22*
	$ 1,131,906

* Annualized

Financial Services

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $639,045 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $188,684 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $278.

8. Other Information.

At the end of the period, one unaffiliated shareholder held 10% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ 525,656	$ 575,989
Class T	996,123	1,395,636
Class B	-	290,651
Class C	-	384,886
Institutional Class	202,384	166,327
Total	$ 1,724,163	$ 2,813,489

Financial Services

Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31,	Year ended July 31	Six months ended January 31,	Year ended July 31,
	2002	2001	2002	2001
Class A Shares sold	422,204	2,229,649	$ 8,106,909	$ 45,208,146
Reinvestment of distributions	25,061	25,922	468,100	525,585
Shares redeemed	(592,384)	(1,065,178)	(11,234,663)	(21,516,449)
Net increase (decrease)	(145,119)	1,190,393	$ (2,659,654)	$ 24,217,282
Class T Shares sold	1,017,672	6,355,261	$ 19,440,912	$ 129,152,149
Reinvestment of distributions	48,880	63,277	911,752	1,280,041
Shares redeemed	(1,753,566)	(4,799,502)	(32,988,557)	(94,002,311)
Net increase (decrease)	(687,014)	1,619,036	$ (12,635,893)	$ 36,429,879
Class B Shares sold	1,011,880	6,989,430	$ 19,129,385	$ 139,848,398
Reinvestment of distributions	-	11,845	-	236,725
Shares redeemed	(1,533,233)	(1,978,622)	(28,207,296)	(39,095,522)
Net increase (decrease)	(521,353)	5,022,653	$ (9,077,911)	$ 100,989,601
Class C Shares sold	674,954	4,101,875	$ 12,704,523	$ 81,876,910
Reinvestment of distributions	-	15,218	-	303,741
Shares redeemed	(933,882)	(1,306,184)	(17,236,167)	(25,740,056)
Net increase (decrease)	(258,928)	2,810,909	$ (4,531,644)	$ 56,440,595
Institutional Class Shares sold	275,372	596,552	$ 5,394,333	$ 12,221,211
Reinvestment of distributions	5,884	4,018	110,481	81,850
Shares redeemed	(197,946)	(258,115)	(3,815,771)	(5,215,160)
Net increase (decrease)	83,310	342,455	$ 1,689,043	$ 7,087,901

Financial Services

Advisor Health Care Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL A	-4.31%	-9.21%	96.51%	129.91%
Fidelity Adv Health Care - CL A (incl. 5.75% sales charge)	-9.81%	-14.43%	85.21%	116.69%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Health Care	-2.62%	-5.69%	107.57%	152.00%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL A	-9.21%	14.47%	16.62%
Fidelity Adv Health Care - CL A (incl. 5.75% sales charge)	-14.43%	13.12%	15.35%
S&P 500	-16.15%	9.04%	12.22%
GS Health Care	-5.69%	15.73%	18.62%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $21,669 - a 116.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,200 - a 152.00% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Health Care Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL T	-4.45%	-9.47%	94.08%	126.68%
Fidelity Adv Health Care - CL T (incl. 3.50% sales charge)	-7.80%	-12.63%	87.29%	118.75%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Health Care	-2.62%	-5.69%	107.57%	152.00%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL T	-9.47%	14.18%	16.32%
Fidelity Adv Health Care - CL T (incl. 3.50% sales charge)	-12.63%	13.37%	15.56%
S&P 500	-16.15%	9.04%	12.22%
GS Health Care	-5.69%	15.73%	18.62%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $21,875 - a 118.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,200 - a 152.00% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Health Care Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 5%, 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL B	-4.71%	-9.90%	88.91%	120.65%
Fidelity Adv Health Care - CL B (incl. contingent deferred sales charge)	-9.47%	-14.41%	86.91%	119.65%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Health Care	-2.62%	-5.69%	107.57%	152.00%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL B	-9.90%	13.57%	15.74%
Fidelity Adv Health Care - CL B (incl. contingent deferred sales charge)	-14.41%	13.33%	15.64%
S&P 500	-16.15%	9.04%	12.22%
GS Health Care	-5.69%	15.73%	18.62%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $21,965 - a 119.65% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,200 - a 152.00% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Health Care Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL C	-4.66%	-9.86%	88.90%	120.63%
Fidelity Adv Health Care - CL C (incl. contingent deferred sales charge)	-5.61%	-10.76%	88.90%	120.63%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Health Care	-2.62%	-5.69%	107.57%	152.00%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - CL C	-9.86%	13.57%	15.74%
Fidelity Adv Health Care - CL C (incl. contingent deferred sales charge)	-10.76%	13.57%	15.74%
S&P 500	-16.15%	9.04%	12.22%
GS Health Care	-5.69%	15.73%	18.62%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $22,063 - a 120.63% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,200 - a 152.00% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Health Care Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Yolanda Strock, Portfolio Manager of Fidelity Advisor Health Care Fund

Q. How did the fund perform, Yolanda?

A. For the six-month period that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares declined 4.31%, 4.45%, 4.71% and 4.66%, respectively. These returns underperformed the Goldman Sachs Health Care Index - an index of 115 stocks designed to measure the performance of companies in the health care sector - which declined 2.62%. However, the fund outpaced the Standard & Poor's 500 Index, which fell 6.01%. For the 12 months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares declined 9.21%, 9.47%, 9.90% and 9.86%, respectively. During the same period, the Goldman Sachs index fell 5.69% and the S&P 500 index fell 16.15%.

Q. Why did health care stocks hold up better than the broader market?

A. Generally speaking, investors felt the sector's fundamentals looked more attractive relative to other industries. More specifically, the earnings growth of health care companies historically has held up relatively well during an economic downturn compared to other industries. That said, I had expected health care stocks - particularly pharmaceutical stocks - to perform much better on an absolute basis than they actually did, given the rapid decline of the economy and using historical patterns as a guidepost.

Q. Why did drug stocks perform worse than you expected?

A. Despite continued aggressive interest rate cutting by the Federal Reserve Board, economic sentiment shifted intermittently throughout the past six months. As a result, pharmaceutical stocks suffered from what I call "fits and starts," meaning a series of ups and downs that create short-term sector volatility. Additionally, the sector grappled with a number of issues, such as high-profile drug patent expirations and some unexpected Food and Drug Administration (FDA) decisions, which compromised the growth outlook of several companies. For example, Schering-Plough tumbled after the FDA determined that the company's production facilities didn't meet certain cleanliness standards.

Q. What factors caused the fund to underperfom the Goldman Sachs index?

A. Holding a higher average biotechnology weighting was the primary reason, as a number of factors put pressure on this group. First, given the continued economic uncertainty, risk-averse investors generally weren't willing to reward companies with high earnings growth potential, including biotech names. Additionally, four major acquisitions were announced in the fourth quarter. The most significant of these was Amgen's offer to buy Immunex for $16 billion in cash and stock, marking the biggest merger ever between two biotech companies. These deals were important because they signaled that the biotech industry may be becoming mature enough to create and market their own drugs. However, given the poor economic environment, many investors questioned the timeliness of the deals and, particularly, the high premium Amgen paid for Immunex. Finally, the FDA failed to accept a drug application by ImClone Systems for its promising new colorectal cancer drug, Erbitux, causing a hangover for the entire sector.

Q. What stocks were top performers? Which disappointed?

A. Johnson & Johnson delivered an 18% rise in fourth-quarter profits on strong sales in its prescription drug and medical device businesses. Biopharmaceutical firm Gilead Sciences performed well on promising results for its hepatitis drug, Adefovir Dipivoxil, as well as high expectations for two other drugs in its pipeline. On the down side, after health care distributor Cardinal Health's stock price appreciation in 2001, investors took profits in the stock due to slowing same-store sales at some of its larger retail pharmacy customers. Bristol-Myers Squibb, which earlier in the period bought a $2 billion stake in future profits of ImClone's Erbitux, was hurt by negative sentiment when the drug stumbled in its FDA approval process.

Q. What's your outlook for the health care sector, Yolanda?

A. If there's an economic recovery in 2002, the health care sector - given its stable growth history and the economic sensitivity built into other sectors - may have a difficult time matching the performance of the broader market. On the other hand, if the economy continues to plod along without improvement, health care stocks could continue to perform relatively well in comparison to other areas of the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Note to shareholders: Effective March 1, 2002, Steven Calhoun became Portfolio Manager of Fidelity Advisor Health Care Fund.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than $1.1 billion

Manager: Yolanda Strock, since 2000; joined Fidelity in 1997

3

Semiannual Report

Advisor Health Care Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
American Home Products Corp.	10.4
Pfizer, Inc.	10.3
Johnson & Johnson	6.9
Abbott Laboratories	6.6
Bristol-Myers Squibb Co.	6.2
Baxter International, Inc.	5.4
Medtronic, Inc.	4.8
Amgen, Inc.	4.5
Schering-Plough Corp.	3.8
Cardinal Health, Inc.	3.7
62.6
Top Industries as of January 31, 2002
% of fund's net assets
Pharmaceuticals	49.9%
Health Care Equipment & Supplies	19.2%
Biotechnology	14.2%
Health Care Providers & Services	11.9%
Industrial Conglomerates	0.9%
All Others *	3.9%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Health Care Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 14.2%
Amgen, Inc. (a)	969,400	$ 53,801,700
Cephalon, Inc. (a)	260,419	17,078,278
COR Therapeutics, Inc. (a)	33,800	635,102
Decode Genetics, Inc. (a)	1,000	8,900
Enzon, Inc. (a)	218,000	11,484,240
Geneprot, Inc. (d)	43,000	473,000
Gilead Sciences, Inc. (a)	313,500	20,509,170
Human Genome Sciences, Inc. (a)	85,280	2,398,926
IDEC Pharmaceuticals Corp. (a)	546,280	32,481,809
Medimmune, Inc. (a)	547,230	23,186,135
Millennium Pharmaceuticals, Inc. (a)	131,770	2,504,948
Neurocrine Biosciences, Inc. (a)	121,400	5,051,454
TOTAL BIOTECHNOLOGY		169,613,662
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Waters Corp. (a)	17,700	612,420
HEALTH CARE EQUIPMENT & SUPPLIES - 19.2%
Baxter International, Inc.	1,160,500	64,790,715
Biomet, Inc.	399,975	12,915,193
C.R. Bard, Inc.	127,000	6,229,350
Guidant Corp. (a)	539,700	25,932,585
Medtronic, Inc.	1,164,196	57,359,937
Novoste Corp. (c)	12,500	103,750
Smith & Nephew PLC	5,912,766	32,711,172
St. Jude Medical, Inc. (a)	107,800	8,548,540
Stryker Corp.	37,400	2,196,876
Zimmer Holdings, Inc. (a)	591,090	19,228,158
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		230,016,276
HEALTH CARE PROVIDERS & SERVICES - 11.9%
Andrx Group (a)	107,500	6,314,550
Cardinal Health, Inc.	671,659	44,269,045
First Health Group Corp. (a)	562,580	14,289,532
HealthSouth Corp. (a)	824,500	9,646,650
McKesson Corp.	1,018,820	39,224,570
Priority Healthcare Corp. Class B (a)	942,300	27,694,197
Trigon Healthcare, Inc. (a)	22,300	1,639,719
TOTAL HEALTH CARE PROVIDERS & SERVICES		143,078,263
INDUSTRIAL CONGLOMERATES - 0.9%
Tyco International Ltd.	311,700	10,956,255
INTERNET SOFTWARE & SERVICES - 0.0%
Allscripts Healthcare Solutions, Inc. (a)	500	1,995
Cybear Group (a)	6,168	3,454
TOTAL INTERNET SOFTWARE & SERVICES		5,449

	Shares	Value (Note 1)
IT CONSULTING & SERVICES - 0.0%
SYNAVANT, Inc. (a)	9,530	$ 32,593
PHARMACEUTICALS - 49.9%
Abbott Laboratories	1,364,800	78,748,960
American Home Products Corp.	1,923,520	124,374,802
Barr Laboratories, Inc. (a)	155,800	11,373,400
Bristol-Myers Squibb Co.	1,635,800	74,216,246
Forest Laboratories, Inc. (a)	447,100	37,064,590
ImClone Systems, Inc. (a)	301,589	5,778,445
Johnson & Johnson	1,434,792	82,514,888
Mylan Laboratories, Inc.	61,820	2,082,716
Pfizer, Inc.	2,978,500	124,114,095
Schering-Plough Corp.	1,406,900	45,555,422
SuperGen, Inc. (a)	1,300	14,196
Teva Pharmaceutical Industries Ltd. sponsored ADR	198,800	12,325,600
TOTAL PHARMACEUTICALS		598,163,360
TOTAL COMMON STOCKS (Cost $1,027,598,810)		1,152,478,278
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 1.88% (b)	44,525,716	44,525,716
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	1,890,000	1,890,000
TOTAL MONEY MARKET FUNDS (Cost $46,415,716)		46,415,716
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,074,014,526)		1,198,893,994
NET OTHER ASSETS - 0.0%		(309,031)
NET ASSETS - 100%		$ 1,198,584,963
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $103,750 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 236,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $854,497,634 and $836,726,049, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $37,738 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $473,000 or 0.0% of net assets.

Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $1,080,646,104. Net unrealized appreciation aggregated $118,247,890, of which $173,920,337 related to appreciated investment securities and $55,672,447 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $54,341,274 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,724,400) (cost $1,074,014,526) - See accompanying schedule		$ 1,198,893,994
Receivable for investments sold		28,771,015
Receivable for fund shares sold		1,854,848
Dividends receivable		864,271
Interest receivable		102,581
Redemption fees receivable		65
Other receivables		1,642
Total assets		1,230,488,416
Liabilities
Payable for investments purchased	$ 25,764,698
Payable for fund shares redeemed	2,639,887
Accrued management fee	580,395
Distribution fees payable	727,094
Other payables and accrued expenses	301,379
Collateral on securities loaned, at value	1,890,000
Total liabilities		31,903,453
Net Assets		$ 1,198,584,963
Net Assets consist of:
Paid in capital		$ 1,144,913,070
Accumulated net investment (loss)		(4,443,550)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(66,763,241)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		124,878,684
Net Assets		$ 1,198,584,963
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($130,051,822 ÷ 6,660,519 shares)		$ 19.53
Maximum offering price per share (100/94.25 of $19.53)		$ 20.72
Class T: Net Asset Value and redemption price per share ($362,343,058 ÷ 18,753,904 shares)		$ 19.32
Maximum offering price per share (100/96.50 of $19.32)		$ 20.02
Class B: Net Asset Value and offering price per share ($438,422,157 ÷ 23,281,043 shares) A		$ 18.83
Class C: Net Asset Value and offering price per share ($217,242,041 ÷ 11,532,229 shares) A		$ 18.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($50,525,885 ÷ 2,562,358 shares)		$ 19.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 5,251,663
Interest		976,104
Security lending		5,170
Total income		6,232,937
Expenses
Management fee	$ 3,544,542
Transfer agent fees	2,121,591
Distribution fees	4,442,108
Accounting and security lending fees	149,351
Non-interested trustees' compensation	2,067
Custodian fees and expenses	15,678
Registration fees	131,786
Audit	16,773
Legal	7,637
Miscellaneous	384,084
Total expenses before reductions	10,815,617
Expense reductions	(139,130)	10,676,487
Net investment income (loss)		(4,443,550)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,184,289)
Foreign currency transactions	(20,957)
Total net realized gain (loss)		(4,205,246)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(49,397,368)
Assets and liabilities in foreign currencies	23
Total change in net unrealized appreciation (depreciation)		(49,397,345)
Net gain (loss)		(53,602,591)
Net increase (decrease) in net assets resulting from operations		$ (58,046,141)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ (4,443,550)	$ (4,959,564)
Net realized gain (loss)	(4,205,246)	(39,088,875)
Change in net unrealized appreciation (depreciation)	(49,397,345)	(5,665,198)
Net increase (decrease) in net assets resulting from operations	(58,046,141)	(49,713,637)
Distributions to shareholders from net realized gain	-	(58,970,382)
Share transactions - net increase (decrease)	5,051,414	300,434,785
Redemption fees	88,177	143,653
Total increase (decrease) in net assets	(52,906,550)	191,894,419
Net Assets
Beginning of period	1,251,491,513	1,059,597,094
End of period (including accumulated net investment loss of $4,443,550 and $0, respectively)	$ 1,198,584,963	$ 1,251,491,513

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.41	$ 22.02	$ 18.52	$ 16.70	$ 14.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	.01	.01	-	(.03)	(.02)
Net realized and unrealized gain (loss)	(.85)	(.50)	3.89	2.20	3.50	4.12
Total from investment operations	(.88)	(.49)	3.90	2.20	3.47	4.10
Less Distributions
From net realized gain	-	(1.12)	(.41)	(.39)	(.88)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 19.53	$ 20.41	$ 22.02	$ 18.52	$ 16.70	$ 14.10
Total Return B, C, D	(4.31)%	(2.50)%	21.44%	13.80%	26.47%	41.00%
Ratios to Average Net Assets G
Expenses before expense reductions	1.33% A	1.19%	1.20%	1.23%	1.38%	2.92% A
Expenses net of voluntary waivers, if any	1.33% A	1.19%	1.20%	1.23%	1.38%	1.75% A
Expenses net of all reductions	1.30% A	1.17%	1.18%	1.21%	1.36%	1.74% A
Net Investment Income (loss)	(.28)% A	.05%	.07%	.01%	(.18)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,052	$ 136,304	$ 108,248	$ 66,142	$ 20,902	$ 5,488
Portfolio turnover rate	143% A	71%	51%	98%	85%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.22	$ 21.87	$ 18.40	$ 16.61	$ 14.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)	(.03)	(.04)	(.05)	(.04)
Net realized and unrealized gain (loss)	(.85)	(.49)	3.86	2.19	3.47	4.09
Total from investment operations	(.90)	(.53)	3.83	2.15	3.42	4.05
Less Distributions
From net realized gain	-	(1.12)	(.37)	(.37)	(.87)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 19.32	$ 20.22	$ 21.87	$ 18.40	$ 16.61	$ 14.05
Total Return B, C, D	(4.45)%	(2.71)%	21.16%	13.54%	26.17%	40.50%
Ratios to Average Net Assets G
Expenses before expense reductions	1.54% A	1.43%	1.42%	1.46%	1.54%	1.97% A
Expenses net of voluntary waivers, if any	1.54% A	1.43%	1.42%	1.46%	1.54%	1.97% A
Expenses net of all reductions	1.52% A	1.41%	1.40%	1.43%	1.52%	1.96% A
Net Investment Income (loss)	(.50)% A	(.18)%	(.15)%	(.21)%	(.31)%	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 362,343	$ 383,643	$ 361,351	$ 248,442	$ 124,652	$ 50,868
Portfolio turnover rate	143% A	71%	51%	98%	85%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 19.76	$ 21.50	$ 18.16	$ 16.47	$ 14.01	$ 11.88
Income from Investment Operations
Net investment income (loss) E	(.10)	(.14)	(.13)	(.13)	(.14)	(.05)
Net realized and unrealized gain (loss)	(.83)	(.48)	3.80	2.17	3.45	2.18
Total from investment operations	(.93)	(.62)	3.67	2.04	3.31	2.13
Less Distributions
From net realized gain	-	(1.12)	(.34)	(.36)	(.86)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 18.83	$ 19.76	$ 21.50	$ 18.16	$ 16.47	$ 14.01
Total Return B, C, D	(4.71)%	(3.20)%	20.53%	12.96%	25.40%	17.93%
Ratios to Average Net Assets G
Expenses before expense reductions	2.06% A	1.95%	1.94%	1.98%	2.13%	3.46% A
Expenses net of voluntary waivers, if any	2.06% A	1.95%	1.94%	1.98%	2.13%	2.50% A
Expenses net of all reductions	2.03% A	1.93%	1.93%	1.96%	2.12%	2.49% A
Net Investment Income (loss)	(1.02)% A	(.70)%	(.68)%	(.73)%	(.95)%	(.99)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 438,422	$ 456,851	$ 366,413	$ 225,441	$ 57,074	$ 6,159
Portfolio turnover rate	143% A	71%	51%	98%	85%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 19.76	$ 21.50	$ 18.17	$ 16.49	$ 13.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.14)	(.12)	(.12)	(.12)
Net realized and unrealized gain (loss)	(.83)	(.48)	3.80	2.17	3.39
Total from investment operations	(.92)	(.62)	3.68	2.05	3.27
Less Distributions
From net realized gain	-	(1.12)	(.36)	(.38)	(.63)
Redemption fees added to paid in capital E	-	-	.01	.01	-
Net asset value, end of period	$ 18.84	$ 19.76	$ 21.50	$ 18.17	$ 16.49
Total Return B, C, D	(4.66)%	(3.20)%	20.59%	13.04%	24.84%
Ratios to Average Net Assets G
Expenses before expense reductions	2.00% A	1.91%	1.91%	1.95%	2.18% A
Expenses net of voluntary waivers, if any	2.00% A	1.91%	1.91%	1.95%	2.18% A
Expenses net of all reductions	1.98% A	1.89%	1.89%	1.92%	2.17% A
Net Investment Income (loss)	(.96)% A	(.66)%	(.64)%	(.70)%	(1.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 217,242	$ 229,494	$ 183,264	$ 109,372	$ 19,154
Portfolio turnover rate	143% A	71%	51%	98%	85%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 20.58	$ 22.13	$ 18.59	$ 16.73	$ 14.12	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.07	.07	.05	.03	.01
Net realized and unrealized gain (loss)	(.87)	(.50)	3.90	2.21	3.47	4.11
Total from investment operations	(.86)	(.43)	3.97	2.26	3.50	4.12
Less Distributions
From net investment income	-	-	(.03)	-	-	-
From net realized gain	-	(1.12)	(.41)	(.41)	(.90)	-
Total distributions	-	(1.12)	(.44)	(.41)	(.90)	-
Redemption fees added to paid in capital D	-	-	.01	.01	.01	-
Net asset value, end of period	$ 19.72	$ 20.58	$ 22.13	$ 18.59	$ 16.73	$ 14.12
Total Return B, C	(4.18)%	(2.21)%	21.77%	14.17%	26.70%	41.20%
Ratios to Average Net Assets F
Expenses before expense reductions	.98% A	.91%	.93%	.97%	1.07%	2.38% A
Expenses net of voluntary waivers, if any	.98% A	.91%	.93%	.97%	1.07%	1.50% A
Expenses net of all reductions	.95% A	.89%	.92%	.95%	1.04%	1.49% A
Net Investment Income (loss)	.06% A	.33%	.33%	.28%	.17%	.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,526	$ 45,200	$ 40,320	$ 33,540	$ 10,424	$ 6,875
Portfolio turnover rate	143% A	71%	51%	98%	85%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 165,732	$ 165,732
Class T	.25%	.25%	928,055	-
Class B	.75%	.25%	2,234,930	1,676,197
Class C	.75%	.25%	1,113,391	278,641
			$ 4,442,108	$ 2,120,570

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 141,917	$ 70,189
Class T	146,408	44,323
Class B	625,826	625,826*
Class C	26,322	26,322*
	$ 940,473	$ 766,660

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Health Care

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 252,594	.38 *
Class T	641,780	.35 *
Class B	814,155	.36 *
Class C	344,171	.31 *
Institutional Class	68,891	.28 *
	$ 2,121,591

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $976,104 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $138,574 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $556.

Health Care

Notes to Financial Statements (Unaudited) - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net realized gain
Class A	$ -	$ 6,105,797
Class T	-	19,508,059
Class B	-	20,768,204
Class C	-	10,520,844
Institutional Class	-	2,067,478
Total	$ -	$ 58,970,382

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	Year ended July 31, 2001	Six months ended January 31, 2002	Year ended July 31, 2001

Class A Shares sold	1,084,819	3,634,400	$ 21,689,766	$ 78,399,599
Reinvestment of distributions	-	259,758	-	5,680,495
Shares redeemed	(1,102,335)	(2,133,134)	(21,996,427)	(44,124,320)
Net increase (decrease)	(17,516)	1,761,024	$ (306,661)	$ 39,955,774
Class T Shares sold	2,142,792	6,955,460	$ 42,458,734	$ 148,496,594
Reinvestment of distributions	-	848,077	-	18,382,545
Shares redeemed	(2,363,799)	(5,352,895)	(46,556,750)	(111,362,709)
Net increase (decrease)	(221,007)	2,450,642	$ (4,098,016)	$ 55,516,430
Class B Shares sold	2,243,493	8,603,059	$ 43,346,520	$ 180,903,165
Reinvestment of distributions	-	823,866	-	17,545,977
Shares redeemed	(2,085,152)	(3,345,428)	(39,980,129)	(68,223,620)
Net increase (decrease)	158,341	6,081,497	$ 3,366,391	$ 130,225,522
Class C Shares sold	1,115,267	4,772,898	$ 21,523,592	$ 100,652,585
Reinvestment of distributions	-	373,665	-	7,960,550
Shares redeemed	(1,197,760)	(2,056,651)	(22,980,383)	(41,921,796)
Net increase (decrease)	(82,493)	3,089,912	$ (1,456,791)	$ 66,691,339
Institutional Class Shares sold	651,229	990,632	$ 13,292,325	$ 21,175,994
Reinvestment of distributions	-	66,318	-	1,456,998
Shares redeemed	(285,520)	(682,089)	(5,745,834)	(14,587,272)
Net increase (decrease)	365,709	374,861	$ 7,546,491	$ 8,045,720

Health Care

Advisor Natural Resources Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL A	-7.32%	-10.24%	21.82%	198.71%
Fidelity Adv Natural Resources - CL A (incl. 5.75% sales charge)	-12.65%	-15.40%	14.82%	181.53%
S&P 500	-6.01%	-16.15%	54.18%	238.99%
GS Natural Resources	-10.26%	-15.26%	17.18%	n/a *

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 108 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL A	-10.24%	4.03%	11.56%
Fidelity Adv Natural Resources - CL A (incl. 5.75% sales charge)	-15.40%	2.80%	10.91%
S&P 500	-16.15%	9.04%	12.98%
GS Natural Resources	-15.26%	3.22%	n/a *

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class A on January 31, 1992, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $28,153 - a 181.53% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,899 - a 238.99% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Natural Resources Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL T	-7.42%	-10.40%	20.98%	196.96%
Fidelity Adv Natural Resources - CL T (incl. 3.50% sales charge)	-10.66%	-13.53%	16.75%	186.57%
S&P 500	-6.01%	-16.15%	54.18%	238.99%
GS Natural Resources	-10.26%	-15.26%	17.18%	n/a *

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 108 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL T	-10.40%	3.88%	11.50%
Fidelity Adv Natural Resources - CL T (incl. 3.50% sales charge)	-13.53%	3.15%	11.10%
S&P 500	-16.15%	9.04%	12.98%
GS Natural Resources	-15.26%	3.22%	n/a *

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class T on January 31, 1992, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $28,657 - a 186.57% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,899 - a 238.99% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Natural Resources Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 1995. Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year, past five years and past 10 years total return figures are 5%, 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL B	-7.66%	-10.88%	17.78%	185.98%
Fidelity Adv Natural Resources - CL B (incl. con- tingent deferred sales charge)	-11.97%	-15.03%	15.98%	185.98%
S&P 500	-6.01%	-16.15%	54.18%	238.99%
GS Natural Resources	-10.26%	-15.26%	17.18%	n/a *

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 108 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL B	-10.88%	3.33%	11.08%
Fidelity Adv Natural Resources - CL B (incl. contingent deferred sales charge)	-15.03%	3.01%	11.08%
S&P 500	-16.15%	9.04%	12.98%
GS Natural Resources	-15.26%	3.22%	n/a *

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class B on January 31, 1992. As the chart shows, by January 31, 2002, the value of the investment would have grown to $28,598 - a 185.98% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,899 - a 238.99% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Natural Resources Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five years and past 10 years total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL C	-7.67%	-10.87%	17.55%	185.41%
Fidelity Adv Natural Resources - CL C (incl. con- tingent deferred sales charge)	-8.53%	-11.70%	17.55%	185.41%
S&P 500	-6.01%	-16.15%	54.18%	238.99%
GS Natural Resources	-10.26%	-15.26%	17.18%	n/a *

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 108 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL C	-10.87%	3.29%	11.06%
Fidelity Adv Natural Resources - CL C (incl. contingent deferred sales charge)	-11.70%	3.29%	11.06%
S&P 500	-16.15%	9.04%	12.98%
GS Natural Resources	-15.26%	3.22%	n/a *

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class C on January 31, 1992. As the chart shows, by January 31, 2002, the value of the investment would have grown to $28,541 - a 185.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,899 - a 238.99% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Semiannual Report

Advisor Natural Resources Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Scott Offen, Portfolio Manager of Fidelity Advisor Natural Resources Fund

Q. How did the fund perform, Scott?

A. For the six-month period that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares declined 7.32%, 7.42%, 7.66% and 7.67%, respectively. In comparison, the Goldman Sachs Natural Resources Index - an index of 108 stocks designed to measure the performance of companies in the natural resources sector - fell 10.26%, while the Standard & Poor's 500 Index dropped 6.01%. For the 12 months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -10.24%, -10.40%, -10.88% and -10.87%, respectively. During the same period, the Goldman Sachs and S&P 500 indexes returned -15.26% and -16.15%, respectively.

Q. Why did the natural resources sector lag the overall market during the six-month period?

A. Falling commodity prices stemming from a sluggish economy - further weakened by the 9/11 attacks - were to blame. Energy, by far the sector's largest industry component, led the downturn as slackening global demand and growing supply pressure caused oil inventories to rise and prices to decline by more than 27% during the period - nearing two-year lows. OPEC - the Organization of Petroleum Exporting Countries - cut production in September and January in an effort to stem the decline. However, uncertainty surrounding the January cut, coupled with skepticism about the enforcement of supporting production cuts from nonmember countries such as Russia, kept oil prices from rebounding. Sagging demand due to economic and weather factors teamed with mounting supply from a couple of big finds in Canada to sack natural gas prices, which finished the period down nearly 80% from their peak in 2001 even after snapping back in recent months. While energy stocks benefited late in the year from renewed enthusiasm about a potential economic recovery in 2002, a continued weak pricing environment for oil and the sector's more defensive nature caused them to trail the gains registered by more cyclically sensitive areas. Stocks within the other natural resources industries - including metals and minerals - tend to be cyclically oriented and, thus, responded well to the prospects for recovery.

Q. Why did the fund outperform the Goldman Sachs benchmark?

A. Strong stock picking in energy was the key to our success relative to the index. We benefited the most from limiting our exposure to lagging utilities, most notably energy trader Enron, whose rapid demise dragged down most other related companies in the index, such as Dynegy. Overweighting energy services and equipment stocks, particularly oil and gas drillers, also aided performance. These groups bounced back from a major sell-off early in the period on expectations that a pick-up in the economy would lead to increased spending on energy production. ENSCO and BJ Services were notable contributors here. I remained bullish on services firms that were leveraged to oil, based on the long-term need for the U.S. to build new oil supplies - outside of OPEC - due to under-investment in recent years. Having ample exposure to the major integrated oil companies also proved wise. While these firms suffered from lower oil prices and the market rotation away from more-defensive, less-cyclical businesses, stocks such as Phillips Petroleum and ChevronTexaco benefited from the tremendous cost savings expected from industry consolidation. Elsewhere, the fund's emphasis on aluminum stocks paid off, as did a small out-of-benchmark stake in chemicals, which I have since sold off.

Q. What moves dampened results?

A. It really was more of a story of what we didn't own. We lost ground to the Goldman Sachs index by remaining underexposed to natural gas exploration and production stocks such as Apache, which staged a rally in the fourth quarter. While I was surprised at their strong performance, I felt it unlikely to continue given my bearish near-term outlook for gas prices based on continued weak demand and high levels of inventory that could take some time to deplete. Underweighting gold stocks also hurt, as jittery equity investors looked for a place to hide in a bear market. Pricing erosion hampered our holdings in paper and forest products, including Georgia-Pacific. Oil services giant Halliburton disappointed due to unfavorable asbestos litigation against it. Several stocks mentioned in this report were no longer held at the close of the period.

Q. What's your outlook?

A. I remain optimistic about energy stocks, thanks to a favorable long-term trend in the supply/demand balance for oil and natural gas. The outlook for oil stocks, unlike natural gas, has improved of late with the economy showing some signs of life and OPEC following through with additional production cuts, which could lead us back to above-average pricing levels. I'm still positive on the integrated oil companies because they're running their businesses better and, therefore, I feel they deserve higher valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Semiannual Report

Advisor Natural Resources Fund
Fund Talk: The Manager's Overview - continued

Note to shareholders: Effective March 1, 2002, John Porter became Portfolio Manager of Fidelity Advisor Natural Resources Fund.

Fund Facts

Start date: December 29, 1987

Size: as of January 31, 2002, more than $334 million

Manager: Scott Offen, since 1999; joined Fidelity in 1985

3

Natural Resources

Advisor Natural Resources Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Exxon Mobil Corp.	7.7
ChevronTexaco Corp.	7.0
Phillips Petroleum Co.	6.6
Conoco, Inc.	5.3
Alcoa, Inc.	4.9
Royal Dutch Petroleum Co. (NY Shares)	4.7
BP PLC sponsored ADR	4.5
Schlumberger Ltd. (NY Shares)	4.3
International Paper Co.	2.4
Baker Hughes, Inc.	2.2
49.6
Top Industries as of January 31, 2002
% of fund's net assets
Oil & Gas	51.6%
Energy Equipment & Services	18.2%
Metals & Mining	10.6%
Paper & Forest Products	7.4%
Gas Utilities	2.7%
All Others*	9.5%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Natural Resources Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 0.0%
McDermott International, Inc. (a)	150	$ 1,856
CONTAINERS & PACKAGING - 1.7%
Packaging Corp. of America (a)	67,400	1,209,156
Smurfit-Stone Container Corp. (a)	152,400	2,409,444
Temple-Inland, Inc.	35,400	1,959,744
TOTAL CONTAINERS & PACKAGING		5,578,344
DIVERSIFIED FINANCIALS - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	1,029,000	6
ENERGY EQUIPMENT & SERVICES - 18.2%
Baker Hughes, Inc.	212,150	7,467,680
Cal Dive International, Inc. (a)	30,500	706,075
Cooper Cameron Corp. (a)	61,100	2,598,583
Diamond Offshore Drilling, Inc.	122,100	3,514,038
Dril-Quip, Inc. (a)	14,100	309,495
Global Industries Ltd. (a)	69,000	580,980
GlobalSantaFe Corp.	178,866	5,079,794
Hydril Co. (a)	25,000	428,750
Key Energy Services, Inc. (a)	41,300	356,419
National-Oilwell, Inc. (a)	84,800	1,615,440
Newpark Resources, Inc. (a)	88,900	623,189
Noble Drilling Corp. (a)	108,700	3,475,139
Oceaneering International, Inc. (a)	22,100	479,570
Oil States International, Inc.	100	750
Precision Drilling Corp. (a)	58,600	1,464,077
Schlumberger Ltd. (NY Shares)	254,500	14,351,255
Smith International, Inc. (a)	86,000	4,734,300
Superior Energy Services, Inc. (a)	1,500	13,800
Tidewater, Inc.	20,200	691,850
Transocean Sedco Forex, Inc.	125,879	3,856,933
Trican Well Service Ltd. (a)	6,240	51,679
Varco International, Inc. (a)	47,800	693,100
W-H Energy Services, Inc. (a)	37,500	671,625
Weatherford International, Inc. (a)	185,400	7,136,046
TOTAL ENERGY EQUIPMENT & SERVICES		60,900,567
GAS UTILITIES - 2.7%
El Paso Corp.	161,400	6,125,130
Kinder Morgan, Inc.	58,800	3,039,960
TOTAL GAS UTILITIES		9,165,090
METALS & MINING - 10.6%
Alcan, Inc.	183,400	7,144,029
Alcoa, Inc.	456,300	16,358,355
Arch Coal, Inc.	21,300	423,870
Barrick Gold Corp.	211,400	3,634,727

	Shares	Value (Note 1)
Freeport-McMoRan Copper & Gold, Inc.:
Class A (a)	78,100	$ 1,141,041
Class B (a)	175,097	2,722,758
Massey Energy Corp.	38,900	576,887
Phelps Dodge Corp.	102,000	3,556,740
TOTAL METALS & MINING		35,558,407
MULTI-UTILITIES - 0.0%
Dynegy, Inc. Class A	100	2,385
OIL & GAS - 51.6%
Alberta Energy Co. Ltd.	88,200	3,460,675
BP PLC sponsored ADR	319,948	14,947,971
Burlington Resources, Inc.	36,900	1,263,456
Cabot Oil & Gas Corp. Class A	100	2,005
Chesapeake Energy Corp. (a)	64,600	380,494
ChevronTexaco Corp.	278,218	23,314,668
CNOOC Ltd. sponsored ADR	90,400	1,845,064
Conoco, Inc.	626,902	17,653,560
Exxon Mobil Corp.	662,560	25,872,970
Kerr-McGee Corp.	33,400	1,768,530
Magnum Hunter Resources, Inc. (a)	1	7
Marathon Oil Corp.	130,800	3,668,940
Murphy Oil Corp.	42,200	3,333,800
Newfield Exploration Co. (a)	19,700	632,173
Occidental Petroleum Corp.	196,100	5,088,795
Ocean Energy, Inc.	66,900	1,134,624
Petro-Canada	104,200	2,385,483
Phillips Petroleum Co.	375,340	21,946,130
Pioneer Natural Resources Co. (a)	39,600	689,832
Pogo Producing Co.	40,100	1,020,946
Royal Dutch Petroleum Co. (NY Shares)	314,200	15,700,574
Spinnaker Exploration Co. (a)	32,700	1,209,246
Suncor Energy, Inc.	192,800	5,901,297
Sunoco, Inc.	43,400	1,673,504
Talisman Energy, Inc.	100,600	3,611,412
Tom Brown, Inc. (a)	15,700	387,005
TotalFinaElf SA sponsored ADR	48,000	3,377,280
Unocal Corp.	130,100	4,546,995
Valero Energy Corp.	117,900	5,416,326
Wiser Oil Co. (a)	1	5
TOTAL OIL & GAS		172,233,767
PAPER & FOREST PRODUCTS - 7.4%
Boise Cascade Corp.	73,700	2,623,720
Bowater, Inc.	20,900	1,001,946
International Paper Co.	194,300	8,117,854
MeadWestvaco Corp.	127,737	4,123,350
Potlatch Corp.	11,200	325,136
Slocan Forest Products Ltd.	146,100	887,016
TimberWest Forest Corp. unit	73,700	597,844
Common Stocks - continued
	Shares	Value (Note 1)
PAPER & FOREST PRODUCTS - CONTINUED
Wausau-Mosinee Paper Corp.	21,100	$ 229,779
Weyerhaeuser Co.	116,200	6,776,784
TOTAL PAPER & FOREST PRODUCTS		24,683,429
TOTAL COMMON STOCKS (Cost $279,361,616)		308,123,851
Money Market Funds - 8.0%

Fidelity Cash Central Fund, 1.88% (b) (Cost $26,674,120)	26,674,120	26,674,120
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $306,035,736)		334,797,971
NET OTHER ASSETS - (0.2)%		(704,345)
NET ASSETS - 100%		$ 334,093,626
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $170,766,461 and $213,199,018, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,215 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.7%
Canada	8.7
Netherlands	4.7
United Kingdom	4.5
Netherlands Antilles	4.3
Cayman Islands	1.5
France	1.0
Others (individually less than 1%)	0.6
100.0%
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $309,509,563. Net unrealized appreciation aggregated $25,288,408, of which $37,752,096 related to appreciated investment securities and $12,463,688 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $306,035,736) - See accompanying schedule		$ 334,797,971
Receivable for fund shares sold		391,937
Dividends receivable		103,172
Interest receivable		46,810
Redemption fees receivable		3
Other receivables		670
Total assets		335,340,563
Liabilities
Payable for investments purchased	$ 5,129
Payable for fund shares redeemed	846,788
Accrued management fee	159,515
Distribution fees payable	171,972
Other payables and accrued expenses	63,533
Total liabilities		1,246,937
Net Assets		$ 334,093,626
Net Assets consist of:
Paid in capital		$ 336,333,656
Distributions in excess of net investment income		(268,884)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,733,450)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,762,304
Net Assets		$ 334,093,626
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,520,587 ÷ 948,966 shares)		$ 22.68
Maximum offering price per share (100/94.25 of $22.68)		$ 24.06
Class T: Net Asset Value and redemption price per share ($206,851,456 ÷ 8,991,303 shares)		$ 23.01
Maximum offering price per share (100/96.50 of $23.01)		$ 23.84
Class B: Net Asset Value and offering price per share ($71,580,652 ÷ 3,194,659 shares) A		$ 22.41
Class C: Net Asset Value and offering price per share ($28,243,977 ÷ 1,255,256 shares) A		$ 22.50
Institutional Class: Net Asset Value, offering price and redemption price per share ($5,896,954 ÷ 256,221 shares)		$ 23.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 2,980,101
Interest		306,167
Security lending		33,306
Total income		3,319,574
Expenses
Management fee	$ 995,497
Transfer agent fees	530,486
Distribution fees	1,069,571
Accounting and security lending fees	64,060
Non-interested trustees' compensation	554
Custodian fees and expenses	15,494
Registration fees	45,111
Audit	12,070
Legal	2,379
Miscellaneous	36,729
Total expenses before reductions	2,771,951
Expense reductions	(95,754)	2,676,197
Net investment income (loss)		643,377
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(27,983,544)
Foreign currency transactions	(3,909)
Total net realized gain (loss)		(27,987,453)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,068,779)
Assets and liabilities in foreign currencies	(1,903)
Total change in net unrealized appreciation (depreciation)		(2,070,682)
Net gain (loss)		(30,058,135)
Net increase (decrease) in net assets resulting from operations		$ (29,414,758)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Natural Resources Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ 643,377	$ 1,498,881
Net realized gain (loss)	(27,987,453)	53,085,204
Change in net unrealized appreciation (depreciation)	(2,070,682)	(24,682,274)
Net increase (decrease) in net assets resulting from operations	(29,414,758)	29,901,811
Distributions to shareholders from net investment income	(1,280,685)	(1,565,522)
Distributions to shareholders from net realized gain	(24,564,118)	-
Total distributions	(25,844,803)	(1,565,522)
Share transactions - net increase (decrease)	(5,475,525)	42,119,066
Redemption fees	14,779	87,001
Total increase (decrease) in net assets	(60,720,307)	70,542,356
Net Assets
Beginning of period	394,813,933	324,271,577
End of period (including under (over) distribution of net investment income of $(268,884) and $405,335, respectively)	$ 334,093,626	$ 394,813,933

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 26.42	$ 24.07	$ 21.98	$ 18.94	$ 26.16	$ 25.11
Income from Investment Operations
Net investment income (loss) E	.08	.19	.10	.07	.06	(.05)
Net realized and unrealized gain (loss)	(1.94)	2.34	2.06	3.71	(3.33)	2.81
Total from investment operations	(1.86)	2.53	2.16	3.78	(3.27)	2.76
Less Distributions
From net investment income	(.18)	(.19)	(.08)	(.04)	-	(.10)
In excess of net investment income	-	-	-	-	-	(.04)
From net realized gain	(1.70)	-	-	(.71)	(3.96)	(1.57)
Total distributions	(1.88)	(.19)	(.08)	(.75)	(3.96)	(1.71)
Redemption fees added to paid in capital E	-	.01	.01	.01	.01	-
Net asset value, end of period	$ 22.68	$ 26.42	$ 24.07	$ 21.98	$ 18.94	$ 26.16
Total Return B, C, D	(7.32)%	10.56%	9.92%	21.48%	(14.61)%	11.45%
Ratios to Average Net Assets F
Expenses before expense reductions	1.31% A	1.23%	1.26%	1.28%	1.34%	2.06% A
Expenses net of voluntary waivers, if any	1.31% A	1.23%	1.26%	1.28%	1.34%	1.71% A
Expenses net of all reductions	1.25% A	1.18%	1.21%	1.23%	1.30%	1.68% A
Net Investment Income (loss)	.68% A	.69%	.43%	.38%	.28%	(.28)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,521	$ 21,849	$ 10,381	$ 7,801	$ 6,474	$ 6,372
Portfolio turnover rate	105% A	130%	90%	99%	97%	116% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Nine months ended July 31, 1997.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 26.73	$ 24.35	$ 22.21	$ 19.11	$ 26.34	$ 25.12
Income from Investment Operations
Net investment income (loss) E	.06	.14	.06	.04	.02	(.02)
Net realized and unrealized gain (loss)	(1.97)	2.36	2.08	3.76	(3.34)	2.83
Total from investment operations	(1.91)	2.50	2.14	3.80	(3.32)	2.81
Less Distributions
From net investment income	(.11)	(.13)	(.01)	(.01)	-	(.01)
In excess of net investment income	-	-	-	-	-	(.01)
From net realized gain	(1.70)	-	-	(.70)	(3.92)	(1.57)
Total distributions	(1.81)	(.13)	(.01)	(.71)	(3.92)	(1.59)
Redemption fees added to paid in capital E	-	.01	.01	.01	.01	-
Net asset value, end of period	$ 23.01	$ 26.73	$ 24.35	$ 22.21	$ 19.11	$ 26.34
Total Return B, C, D	(7.42)%	10.32%	9.69%	21.31%	(14.69)%	11.62%
Ratios to Average Net Assets F
Expenses before expense reductions	1.47% A	1.41%	1.41%	1.45%	1.43%	1.47% A
Expenses net of voluntary waivers, if any	1.47% A	1.41%	1.41%	1.45%	1.43%	1.47% A
Expenses net of all reductions	1.42% A	1.37%	1.37%	1.40%	1.39%	1.44% A
Net Investment Income (loss)	.51% A	.51%	.27%	.20%	.10%	(.12)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 206,851	$ 253,062	$ 245,995	$ 283,419	$ 342,347	$ 618,083
Portfolio turnover rate	105% A	130%	90%	99%	97%	116% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Nine months ended July 31, 1997.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 26.04	$ 23.77	$ 21.78	$ 18.81	$ 25.99	$ 24.88
Income from Investment Operations
Net investment income (loss) E	-	(.01)	(.06)	(.06)	(.09)	(.12)
Net realized and unrealized gain (loss)	(1.92)	2.31	2.04	3.68	(3.29)	2.80
Total from investment operations	(1.92)	2.30	1.98	3.62	(3.38)	2.68
Less Distributions
From net investment income	(.01)	(.04)	-	-	-	-
From net realized gain	(1.70)	-	-	(.66)	(3.81)	(1.57)
Total distributions	(1.71)	(.04)	-	(.66)	(3.81)	(1.57)
Redemption fees added to paid in capital E	-	.01	.01	.01	.01	-
Net asset value, end of period	$ 22.41	$ 26.04	$ 23.77	$ 21.78	$ 18.81	$ 25.99
Total Return B, C, D	(7.66)%	9.72%	9.14%	20.57%	(15.12)%	11.19%
Ratios to Average Net Assets F
Expenses before expense reductions	2.02% A	1.95%	1.96%	1.99%	1.98%	2.04% A
Expenses net of voluntary waivers, if any	2.02% A	1.95%	1.96%	1.99%	1.98%	2.04% A
Expenses net of all reductions	1.97% A	1.91%	1.92%	1.95%	1.94%	2.02% A
Net Investment Income (loss)	(.04)% A	(.03)%	(.28)%	(.34)%	(.41)%	(.67)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,581	$ 83,243	$ 50,685	$ 47,792	$ 44,351	$ 59,044
Portfolio turnover rate	105% A	130%	90%	99%	97%	116% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Nine months ended July 31, 1997.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998G
Net asset value, beginning of period	$ 26.15	$ 23.88	$ 21.92	$ 18.96	$ 24.39
Income from Investment Operations
Net investment income (loss) E	-	-	(.05)	(.05)	(.07)
Net realized and unrealized gain (loss)	(1.93)	2.32	2.04	3.71	(4.15)
Total from investment operations	(1.93)	2.32	1.99	3.66	(4.22)
Less Distributions
From net investment income	(.02)	(.06)	(.04)	(.01)	-
From net realized gain	(1.70)	-	-	(.70)	(1.22)
Total distributions	(1.72)	(.06)	(.04)	(.71)	(1.22)
Redemption fees added to paid in capital E	-	.01	.01	.01	.01
Net asset value, end of period	$ 22.50	$ 26.15	$ 23.88	$ 21.92	$ 18.96
Total Return B, C, D	(7.67)%	9.76%	9.15%	20.72%	(17.72)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.98% A	1.92%	1.91%	1.94%	2.90% A
Expenses net of voluntary waivers, if any	1.98% A	1.92%	1.91%	1.94%	2.50% A
Expenses net of all reductions	1.93% A	1.87%	1.87%	1.89%	2.44% A
Net Investment Income (loss)	-% A	-%	(.23)%	(.28)%	(.48)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,244	$ 29,699	$ 13,741	$ 8,761	$ 2,972
Portfolio turnover rate	105% A	130%	90%	99%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 26.82	$ 24.43	$ 22.28	$ 19.15	$ 26.42	$ 25.17
Income from Investment Operations
Net investment income (loss) D	.12	.28	.19	.14	.13	.04
Net realized and unrealized gain (loss)	(1.97)	2.37	2.07	3.76	(3.35)	2.85
Total from investment operations	(1.85)	2.65	2.26	3.90	(3.22)	2.89
Less Distributions
From net investment income	(.25)	(.27)	(.13)	(.07)	(.09)	(.05)
In excess of net investment income	-	-	-	-	-	(.02)
From net realized gain	(1.70)	-	-	(.71)	(3.97)	(1.57)
Total distributions	(1.95)	(.27)	(.13)	(.78)	(4.06)	(1.64)
Redemption fees added to paid in capital D	-	.01	.02	.01	.01	-
Net asset value, end of period	$ 23.02	$ 26.82	$ 24.43	$ 22.28	$ 19.15	$ 26.42
Total Return B, C	(7.16)%	10.90%	10.31%	21.95%	(14.29)%	11.95%
Ratios to Average Net Assets E
Expenses before expense reductions	.94% A	.88%	.86%	.87%	.95%	1.08% A
Expenses net of voluntary waivers, if any	.94% A	.88%	.86%	.87%	.95%	1.08% A
Expenses net of all reductions	.89% A	.84%	.82%	.82%	.91%	1.06% A
Net Investment Income (loss)	1.04% A	1.04%	.82%	.78%	.55%	.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,897	$ 6,960	$ 3,470	$ 4,505	$ 3,922	$ 10,042
Portfolio turnover rate	105% A	130%	90%	99%	97%	116% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Nine months ended July 31, 1997.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 25,813	$ -
Class T	.25%	.25%	537,686	586
Class B	.75%	.25%	369,401	277,051
Class C	.75%	.25%	136,671	54,980
			$ 1,069,571	$ 332,617

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 21,703	$ 8,424
Class T	31,509	10,168
Class B	96,100	96,100*
Class C	6,424	6,424*
	$ 155,736	$ 121,116

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing

Natural Resources

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 38,820	.38*
Class T	314,330	.29*
Class B	127,433	.34*
Class C	41,618	.30*
Institutional Class	8,285	.26*
	$ 530,486

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $306,151 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $95,455 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $299.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ 157,796	$ 94,846
Class T	1,000,831	1,283,308
Class B	32,214	102,739
Class C	23,996	42,855
Institutional Class	65,848	41,774
Total	$ 1,280,685	$ 1,565,522
From net realized gain
Class A	$ 1,449,451	$ -
Class T	15,316,018	-
Class B	5,391,688	-
Class C	1,951,733	-
Institutional Class	455,228	-
Total	$ 24,564,118	$ -
	$ 25,844,803	$ 1,565,522

Natural Resources

Notes to Financial Statements (Unaudited) - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	Year ended July 31, 2001	Six months ended January 31, 2002	Year ended July 31, 2001
Class A Shares sold	229,144	577,067	$ 5,246,491	$ 15,748,252
Reinvestment of distributions	55,891	3,111	1,323,257	81,147
Shares redeemed	(162,961)	(184,532)	(3,645,423)	(4,905,867)
Net increase (decrease)	122,074	395,646	$ 2,924,325	$ 10,923,532
Class T Shares sold	484,185	2,066,973	$ 11,170,450	$ 56,942,338
Reinvestment of distributions	631,721	45,384	15,183,951	1,194,897
Shares redeemed	(1,592,286)	(2,746,371)	(37,743,271)	(74,508,068)
Net increase (decrease)	(476,380)	(634,014)	$ (11,388,870)	$ (16,370,833)
Class B Shares sold	399,374	1,723,338	$ 8,954,189	$ 46,399,508
Reinvestment of distributions	189,750	3,328	4,451,383	84,176
Shares redeemed	(591,371)	(662,018)	(13,176,615)	(17,529,735)
Net increase (decrease)	(2,247)	1,064,648	$ 228,957	$ 28,953,949
Class C Shares sold	272,012	805,407	$ 6,112,196	$ 21,837,996
Reinvestment of distributions	64,641	1,271	1,522,771	32,822
Shares redeemed	(217,194)	(246,319)	(4,809,553)	(6,566,879)
Net increase (decrease)	119,459	560,359	$ 2,825,414	$ 15,303,939
Institutional Class Shares sold	73,143	177,265	$ 1,650,056	$ 4,919,625
Reinvestment of distributions	15,096	825	362,436	21,957
Shares redeemed	(91,569)	(60,569)	(2,077,843)	(1,633,103)
Net increase (decrease)	(3,330)	117,521	$ (65,351)	$ 3,308,479

Natural Resources

Advisor Technology Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL A	-9.74%	-36.69%	43.48%	99.27%
Fidelity Adv Technology - CL A (incl. 5.75% sales charge)	-14.93%	-40.33%	35.23%	87.81%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Technology	-7.52%	-38.71%	57.81%	111.50%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL A	-36.69%	7.49%	13.58%
Fidelity Adv Technology - CL A (incl. 5.75% sales charge)	-40.33%	6.22%	12.35%
S&P 500	-16.15%	9.04%	12.22%
GS Technology	-38.71%	9.55%	14.84%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund- Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $18,781 - an 87.81% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $21,150 - a 111.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Technology Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL T	-9.84%	-36.84%	41.71%	96.38%
Fidelity Adv Technology - CL T (incl. 3.50% sales charge)	-12.99%	-39.05%	36.75%	89.51%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Technology	-7.52%	-38.71%	57.81%	111.50%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL T	-36.84%	7.22%	13.28%
Fidelity Adv Technology - CL T (incl. 3.50% sales charge)	-39.05%	6.46%	12.53%
S&P 500	-16.15%	9.04%	12.22%
GS Technology	-38.71%	9.55%	14.84%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $18,951 - an 89.51% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $21,150 - a 111.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Technology Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 5%, 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL B	-10.11%	-37.24%	37.92%	91.13%
Fidelity Adv Technology - CL B (incl. contingent deferred sales charge)	-14.60%	-40.38%	35.92%	90.13%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Technology	-7.52%	-38.71%	57.81%	111.50%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL B	-37.24%	6.64%	12.71%
Fidelity Adv Technology - CL B (incl. contingent deferred sales charge)	-40.38%	6.33%	12.60%
S&P 500	-16.15%	9.04%	12.22%
GS Technology	-38.71%	9.55%	14.84%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $19,013 - a 90.13% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $21,150 - a 111.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Advisor Technology Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL C	-10.03%	-37.17%	38.09%	91.37%
Fidelity Adv Technology - CL C (incl. contingent deferred sales charge)	-10.93%	-37.79%	38.09%	91.37%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Technology	-7.52%	-38.71%	57.81%	111.50%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - CL C	-37.17%	6.67%	12.74%
Fidelity Adv Technology - CL C (incl. contingent deferred sales charge)	-37.79%	6.67%	12.74%
S&P 500	-16.15%	9.04%	12.22%
GS Technology	-38.71%	9.55%	14.84%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $19,137 - a 91.37% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $21,150 - a 111.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Technology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Effective February 15, 2002, after the period covered by this report, Sonu Kalra became Portfolio Manager of Fidelity Advisor Technology Fund.

Q. How did the fund perform, Sonu?

A. For the six months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -9.74%, -9.84%, -10.11% and -10.03%, respectively. That performance trailed the -7.52% return of the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector. During the same period, the Standard & Poor's 500 Index returned -6.01%. For the 12 months that ended January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -36.69%, -36.84%, -37.24% and -37.17%, respectively, while the Goldman Sachs and S&P 500 indexes returned -38.71% and -16.15%, respectively.

Q. Why did the fund underperform its benchmarks during the period?

A. The past six months encompassed two very different environments. From the first week in August through September 21, technology share prices declined dramatically, as the economy continued to weaken and the markets absorbed the shock of the September 11 terrorist attacks. The fund lost considerable ground on the S&P 500 during this time because the index was cushioned to some extent by its broad diversification. In late September, partly in response to the Federal Reserve Board's aggressive easing of monetary policy, the broader market began a rally that carried through the end of the year. Technology stocks spearheaded this rally, and the fund was able to close much of the performance gap separating it from the S&P 500. An overweighting in Microsoft substantially helped our performance in the fourth quarter of 2001, but had essentially a neutral impact for the entire period under review. In terms of the Goldman Sachs index, while we benefited from our increased emphasis on several strong performing mid-cap semiconductor stocks during the period, we were hurt even more by our exposure to the underperforming telecommunications equipment group.

Q. What was the attraction of mid-cap semiconductor stocks?

A. Semiconductors are a very cyclical industry, and they were due for a recovery. The former portfolio managers were beginning to see signs that the inventory correction that caused revenues in the industry to tail off would soon work itself out. When they looked at the universe of semiconductor stocks, the mid-cap space had the most attractive valuations compared with expected growth rates.

Q. Can you discuss your management philosophy?

A. Sure. I run the fund with a decidedly bottom-up orientation, getting to know each holding extremely well. For me, that means talking with suppliers and customers in addition to company management. I like to see strong market position, accelerating growth rates and improving profit margins, among other factors. I also have fairly strict sell criteria because no matter how good a company is, there is a valuation point at which its stock is no longer a good investment.

Q. Which stocks helped performance?

A. NVIDIA was the holding that made the most positive contribution. The graphics microprocessor manufacturer performed well on the strength of several promising new products, including the chip that runs Microsoft's new video game console, the Xbox. IBM also was a notable contributor. In our conversations with the company's customers, we determined that it was gaining market share in many of its business lines. Furthermore, IBM posted relatively strong earnings in a year when most technology companies had extremely disappointing earnings. Storage software stock VERITAS was another holding that aided performance, as storage of electronic information suddenly became a much higher priority after September 11.

Q. Which stocks detracted from performance?

A. Motorola was the biggest detractor. We bought the stock because we had confidence that the company's restructuring program would rejuvenate earnings growth. However, Motorola's wireless handset sales were lower than expected due to slowing growth in the wireless market. Sun Microsystems suffered from a depressed market for its Unix servers, and we sold the stock. Memory chipmaker Micron Technology encountered pricing pressure for its products due to increased competition, while optical networking equipment provider CIENA felt the brunt of the telecom slump.

Q. What's your outlook, Sonu?

A. Although the long-term outlook for technology stocks is favorable, over the short term a weak economy and generally rich valuations could limit upside progress in the sector. In this challenging environment, I believe stock selection will assume an even greater importance than usual. Given the cyclical nature of many technology companies, those that can benefit from the "sweet spot" of product development cycles should be especially attractive. Finding such companies will be a primary area of emphasis for me. With 45 analysts worldwide who devote their full-time efforts to the technology industry, Fidelity has the resources to uncover opportunities that are often missed by other investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than $1.5 billion

Manager: Sonu Kalra, since February 2002; joined Fidelity in 1998

3

Semiannual Report

Advisor Technology Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Microsoft Corp.	10.8
Intel Corp.	6.2
International Business Machines Corp.	5.9
AOL Time Warner, Inc.	5.6
Motorola, Inc.	5.4
EMC Corp.	4.0
VERITAS Software Corp.	2.9
NVIDIA Corp.	2.3
Texas Instruments, Inc.	2.2
Computer Associates International, Inc.	2.2
47.5
Top Industries as of January 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	27.7%
Software	19.9%
Communications Equipment	13.8%
Computers & Peripherals	12.9%
Commercial Services & Supplies	5.8%
All Others *	19.9%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Technology Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 5.8%
Automatic Data Processing, Inc.	450,000	$ 24,300,000
Ceridian Corp. (a)	313,600	5,635,392
ChoicePoint, Inc. (a)	405,000	21,303,000
Concord EFS, Inc. (a)	325,000	9,473,750
First Data Corp.	337,000	27,880,010
Paychex, Inc.	100,000	3,670,000
Per-Se Technologies, Inc. warrants 7/8/03 (a)	91	7
TOTAL COMMERCIAL SERVICES & SUPPLIES		92,262,159
COMMUNICATIONS EQUIPMENT - 13.8%
Brocade Communications System, Inc. (a)	450,200	16,387,280
CIENA Corp. (a)	150,000	1,905,000
Cisco Systems, Inc. (a)	1,140,000	22,572,000
Comverse Technology, Inc. (a)	1,482,300	31,676,751
Crown Castle International Corp. (a)	205,000	1,490,350
Ditech Communications Corp. (a)	546,900	3,254,055
Enterasys Networks, Inc. (a)	960,000	10,579,200
Finisar Corp. (a)	280,600	3,302,662
Motorola, Inc.	6,481,100	86,263,441
OZ Optics Ltd. unit (d)	68,000	1,003,000
Polycom, Inc. (a)	300,000	10,494,000
QUALCOMM, Inc. (a)	500,000	22,025,000
Tellium, Inc. (d)	226,000	1,224,920
Tellium, Inc.	1,582,100	8,574,982
TOTAL COMMUNICATIONS EQUIPMENT		220,752,641
COMPUTERS & PERIPHERALS - 12.9%
Apple Computer, Inc. (a)	360,000	8,899,200
Dell Computer Corp. (a)	1,130,600	31,080,194
EMC Corp. (a)	3,900,000	63,960,000
International Business Machines Corp.	876,000	94,511,640
Quanta Computer, Inc.	2,102,000	8,274,406
TOTAL COMPUTERS & PERIPHERALS		206,725,440
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (d)	10,800	10,800
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.0%
Arrow Electronics, Inc. (a)	275,800	8,483,608
Avnet, Inc.	473,196	12,610,673
Flextronics International Ltd. (a)	471,300	10,462,860
Solectron Corp. (a)	840,400	9,849,488
Symbol Technologies, Inc.	255,000	3,952,500
Vishay Intertechnology, Inc. (a)	167,200	3,111,592
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		48,470,721
INTERNET SOFTWARE & SERVICES - 1.6%
Check Point Software Technologies Ltd. (a)	425,000	15,512,500

	Shares	Value (Note 1)
DoubleClick, Inc. (a)	97,100	$ 1,096,259
Yahoo!, Inc. (a)	542,200	9,347,528
TOTAL INTERNET SOFTWARE & SERVICES		25,956,287
IT CONSULTING & SERVICES - 1.4%
Computer Sciences Corp. (a)	145,900	6,492,550
Electronic Data Systems Corp.	150,000	9,391,500
SunGard Data Systems, Inc. (a)	200,000	5,998,000
TOTAL IT CONSULTING & SERVICES		21,882,050
MEDIA - 5.6%
AOL Time Warner, Inc. (a)	3,370,900	88,688,379
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 27.7%
Advanced Micro Devices, Inc. (a)	1,130,400	18,142,920
Agere Systems, Inc. Class A	4,400,000	22,528,000
Analog Devices, Inc. (a)	208,600	9,136,680
Applied Materials, Inc. (a)	407,500	17,787,375
ASML Holding NV (NY Shares) (a)	330,000	6,253,500
Atmel Corp. (a)	100,000	770,000
Cypress Semiconductor Corp. (a)	100,100	2,178,176
Fairchild Semiconductor International, Inc. Class A (a)	238,700	6,299,293
Helix Technology, Inc.	59,900	1,235,138
Ibis Technology Corp. (a)	156,600	1,587,924
Integrated Circuit Systems, Inc. (a)	494,300	11,937,345
Integrated Device Technology, Inc. (a)	100,000	3,055,000
Integrated Silicon Solution (a)	417,500	5,260,500
Intel Corp.	2,814,000	98,602,560
International Rectifier Corp. (a)	150,000	6,246,000
Intersil Corp. Class A (a)	205,000	6,092,600
KLA-Tencor Corp. (a)	427,000	24,458,560
Kulicke & Soffa Industries, Inc. (a)	200,000	3,290,000
LAM Research Corp. (a)	132,500	3,081,950
Lattice Semiconductor Corp. (a)	74,400	1,662,096
LSI Logic Corp. (a)	266,400	4,416,912
Marvell Technology Group Ltd. (a)	650,000	26,091,000
Micron Technology, Inc. (a)	65,000	2,193,750
NVIDIA Corp. (a)	550,000	36,157,000
Photronics, Inc. (a)	300,000	10,437,000
QLogic Corp. (a)	201,700	9,869,181
Semtech Corp. (a)	169,800	5,876,778
Silicon Laboratories, Inc. (a)	341,100	10,505,880
Silicon Storage Technology, Inc. (a)	39,500	327,060
STMicroelectronics NV (NY Shares)	269,000	8,422,390
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,007,580	17,098,633
Texas Instruments, Inc.	1,146,800	35,791,628
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
United Microelectronics Corp. sponsored ADR	1,332,065	$ 11,748,813
Xilinx, Inc. (a)	310,860	13,475,781
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		442,017,423
SOFTWARE - 19.8%
Adobe Systems, Inc.	495,690	16,704,753
Amdocs Ltd. (a)	147,100	5,332,375
BEA Systems, Inc. (a)	500,000	9,065,000
Computer Associates International, Inc.	1,003,900	34,594,394
Compuware Corp. (a)	646,500	8,792,400
Electronic Arts, Inc. (a)	90,000	4,776,300
Microsoft Corp. (a)	2,701,400	172,106,194
National Instruments Corp. (a)	24,600	950,544
Numerical Technologies, Inc. (a)	50,000	725,500
PeopleSoft, Inc. (a)	100,000	3,249,000
Peregrine Systems, Inc. (a)	800,000	6,392,000
Red Hat, Inc. (a)	200,000	1,624,000
Synopsys, Inc. (a)	33,300	1,727,604
Vastera, Inc. (a)	213,200	3,232,112
VERITAS Software Corp. (a)	1,100,000	46,805,000
TOTAL SOFTWARE		316,077,176
SPECIALTY RETAIL - 0.2%
CDW Computer Centers, Inc. (a)	60,000	3,322,800
WIRELESS TELECOMMUNICATION SERVICES - 1.4%
American Tower Corp. Class A (a)	168,500	869,460
Vodafone Group PLC sponsored ADR	1,000,000	21,700,000
TOTAL WIRELESS TELECOMMUNICATION SERVICES		22,569,460
TOTAL COMMON STOCKS (Cost $1,501,302,196)		1,488,735,336
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies Series E (d)	17,200	27,176
Procket Networks, Inc. Series C (d)	276,000	552,000
TOTAL COMMUNICATIONS EQUIPMENT		579,176
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
ITF Optical Technologies, Inc. Series B (d)	16,300	127,629
SOFTWARE - 0.0%
Monterey Design Systems Series E (d)	342,000	229,140
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,529,304)		935,945
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
SOFTWARE - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $905,000)	-	$ 905,000	$ 1,063,375
Money Market Funds - 11.3%
	Shares
Fidelity Cash Central Fund, 1.88% (b)	160,901,213	160,901,213
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	19,562,988	19,562,988
TOTAL MONEY MARKET FUNDS (Cost $180,464,201)		180,464,201
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $1,689,200,701)		1,671,198,857
NET OTHER ASSETS - (4.6)%		(73,236,819)
NET ASSETS - 100%		$ 1,597,962,038
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,063,375 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 296,528
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,711,500
Monterey Design Systems Series E	11/1/00	$ 1,795,500
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,725,776
Tellium, Inc.	9/20/00	$ 3,390,000
TeraBeam Networks	4/7/00	$ 40,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,367,816,101 and $1,427,606,607, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $216,557 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,174,665 or 0.2% of net assets.

Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $1,743,614,948. Net unrealized depreciation aggregated $72,416,091, of which $156,348,093 related to appreciated investment securities and $228,764,184 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $10,080,000 all of which will expire on July 31, 2009.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $851,392,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $18,579,371) (cost $1,689,200,701) - See accompanying schedule		$ 1,671,198,857
Foreign currency held at value (cost $ 15,987)		15,766
Receivable for investments sold		25,599,864
Receivable for fund shares sold		1,660,228
Dividends receivable		23,234
Interest receivable		255,237
Redemption fees receivable		186
Other receivables		19,688
Total assets		1,698,773,060
Liabilities
Payable for investments purchased	$ 74,898,142
Payable for fund shares redeemed	3,984,236
Accrued management fee	842,045
Distribution fees payable	1,010,915
Other payables and accrued expenses	512,696
Collateral on securities loaned, at value	19,562,988
Total liabilities		100,811,022
Net Assets		$ 1,597,962,038
Net Assets consist of:
Paid in capital		$ 3,141,697,619
Accumulated net investment (loss)		(12,093,093)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,513,640,423)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(18,002,065)
Net Assets		$ 1,597,962,038
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($181,225,515 ÷ 11,304,570 shares)		$ 16.03
Maximum offering price per share (100/94.25 of $16.03)		$ 17.01
Class T: Net Asset Value and redemption price per share ($550,367,267 ÷ 34,696,973 shares)		$ 15.86
Maximum offering price per share (100/96.50 of $15.86)		$ 16.44
Class B: Net Asset Value and offering price per share ($615,839,340 ÷ 39,802,342 shares) A		$ 15.47
Class C: Net Asset Value and offering price per share ($230,693,990 ÷ 14,866,697 shares) A		$ 15.52
Institutional Class: Net Asset Value, offering price and redemption price per share ($19,835,926 ÷ 1,225,299 shares)		$ 16.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 1,000,208
Interest		1,927,349
Security lending		248,487
Total income		3,176,044
Expenses
Management fee	$ 4,586,857
Transfer agent fees	4,255,479
Distribution fees	5,780,673
Accounting and security lending fees	183,542
Non-interested trustees' compensation	2,728
Custodian fees and expenses	23,336
Registration fees	69,060
Audit	17,235
Legal	11,116
Reports to shareholders	929,919
Miscellaneous	8,058
Total expenses before reductions	15,868,003
Expense reductions	(598,866)	15,269,137
Net investment income (loss)		(12,093,093)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(558,237,282)
Foreign currency transactions	2,822
Total net realized gain (loss)		(558,234,460)
Change in net unrealized appreciation (depreciation) on:
Investment securities	374,961,469
Assets and liabilities in foreign currencies	(221)
Total change in net unrealized appreciation (depreciation)		374,961,248
Net gain (loss)		(183,273,212)
Net increase (decrease) in net assets resulting from operations		$ (195,366,305)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ (12,093,093)	$ (29,875,972)
Net realized gain (loss)	(558,234,460)	(933,234,088)
Change in net unrealized appreciation (depreciation)	374,961,248	(894,736,410)
Net increase (decrease) in net assets resulting from operations	(195,366,305)	(1,857,846,470)
Distributions to shareholders from net realized gains	-	(158,820,424)
Share transactions - net increase (decrease)	(86,405,068)	311,727,022
Redemption fees	124,405	474,599
Total increase (decrease) in net assets	(281,646,968)	(1,704,465,273)
Net Assets
Beginning of period	1,879,609,006	3,584,074,279
End of period (including accumulated net investment loss of $(12,093,093) and $0, respectively)	$ 1,597,962,038	$ 1,879,609,006

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 17.76	$ 36.23	$ 24.95	$ 14.88	$ 15.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.17)	(.19)	(.09)	(.08)	(.10)
Net realized and unrealized gain (loss)	(1.65)	(16.67)	13.04	10.15	.58	6.13
Total from investment operations	(1.73)	(16.84)	12.85	10.06	.50	6.03
Less Distributions
From net realized gain	-	(1.63)	(1.58)	-	(1.14)	(.08)
In excess of net realized gain	-	-	-	-	(.45)	-
Total distributions	-	(1.63)	(1.58)	-	(1.59)	(.08)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 16.03	$ 17.76	$ 36.23	$ 24.95	$ 14.88	$ 15.96
Total Return B, C, D	(9.74)%	(48.83)%	53.76%	67.67%	4.20%	60.62%
Ratios to Average Net Assets G
Expenses before expense reductions	1.56% A	1.23%	1.16%	1.25%	1.39%	2.55% A
Expenses net of voluntary waivers, if any	1.50% A	1.23%	1.16%	1.25%	1.39%	1.75% A
Expenses net of all reductions	1.46% A	1.21%	1.15%	1.24%	1.35%	1.70% A
Net Investment Income (loss)	(1.06)% A	(.68)%	(.55)%	(.44)%	(.59)%	(.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,226	$ 211,429	$ 388,756	$ 94,621	$ 15,414	$ 7,313
Portfolio turnover rate	190% A	181%	125%	170%	348%	517% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 17.59	$ 35.95	$ 24.76	$ 14.80	$ 15.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.22)	(.27)	(.14)	(.11)	(.11)
Net realized and unrealized gain (loss)	(1.63)	(16.55)	12.96	10.09	.56	6.09
Total from investment operations	(1.73)	(16.77)	12.69	9.95	.45	5.98
Less Distributions
From net realized gain	-	(1.59)	(1.51)	-	(1.12)	(.08)
In excess of net realized gain	-	-	-	-	(.45)	-
Total distributions	-	(1.59)	(1.51)	-	(1.57)	(.08)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 15.86	$ 17.59	$ 35.95	$ 24.76	$ 14.80	$ 15.91
Total Return B, C, D	(9.84)%	(48.96)%	53.41%	67.30%	3.85%	60.12%
Ratios to Average Net Assets G
Expenses before expense reductions	1.71% A	1.43%	1.38%	1.47%	1.60%	1.92% A
Expenses net of voluntary waivers, if any	1.71% A	1.43%	1.38%	1.47%	1.60%	1.92% A
Expenses net of all reductions	1.68% A	1.41%	1.37%	1.46%	1.56%	1.87% A
Net Investment Income (loss)	(1.28)% A	(.88)%	(.77)%	(.65)%	(.80)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 550,367	$ 645,015	$ 1,286,376	$ 349,533	$ 90,499	$ 57,624
Portfolio turnover rate	190% A	181%	125%	170%	348%	517% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 17.21	$ 35.33	$ 24.44	$ 14.68	$ 15.88	$ 12.88
Income from Investment Operations
Net investment income (loss) E	(.14)	(.35)	(.45)	(.26)	(.20)	(.08)
Net realized and unrealized gain (loss)	(1.60)	(16.27)	12.78	10.01	.57	3.08
Total from investment operations	(1.74)	(16.62)	12.33	9.75	.37	3.00
Less Distributions
From net realized gain	-	(1.50)	(1.45)	-	(1.13)	-
In excess of net realized gain	-	-	-	-	(.45)	-
Total distributions	-	(1.50)	(1.45)	-	(1.58)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 15.47	$ 17.21	$ 35.33	$ 24.44	$ 14.68	$ 15.88
Total Return B, C, D	(10.11)%	(49.28)%	52.57%	66.49%	3.27%	23.29%
Ratios to Average Net Assets G
Expenses before expense reductions	2.33% A	1.98%	1.91%	2.01%	2.21%	3.64% A
Expenses net of voluntary waivers, if any	2.25% A	1.98%	1.91%	2.01%	2.21%	2.50% A
Expenses net of all reductions	2.21% A	1.96%	1.91%	2.00%	2.18%	2.45% A
Net Investment Income (loss)	(1.81)% A	(1.43)%	(1.30)%	(1.19)%	(1.40)%	(1.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 615,839	$ 729,518	$ 1,372,523	$ 298,768	$ 31,041	$ 5,105
Portfolio turnover rate	190% A	181%	125%	170%	348%	517% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 17.25	$ 35.39	$ 24.49	$ 14.70	$ 14.28
Income from Investment Operations
Net investment income (loss) E	(.13)	(.33)	(.44)	(.25)	(.17)
Net realized and unrealized gain (loss)	(1.60)	(16.30)	12.80	10.03	1.27
Total from investment operations	(1.73)	(16.63)	12.36	9.78	1.10
Less Distributions
From net realized gain	-	(1.51)	(1.47)	-	(.49)
In excess of net realized gain	-	-	-	-	(.20)
Total distributions	-	(1.51)	(1.47)	-	(.69)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 15.52	$ 17.25	$ 35.39	$ 24.49	$ 14.70
Total Return B, C, D	(10.03)%	(49.24)%	52.60%	66.60%	8.96%
Ratios to Average Net Assets G
Expenses before expense reductions	2.20% A	1.94%	1.89%	1.97%	2.43% A
Expenses net of voluntary waivers, if any	2.20% A	1.94%	1.89%	1.97%	2.43% A
Expenses net of all reductions	2.17% A	1.91%	1.89%	1.96%	2.41% A
Net Investment Income (loss)	(1.77)% A	(1.38)%	(1.28)%	(1.16)%	(1.64)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 230,694	$ 269,563	$ 472,462	$ 88,120	$ 6,754
Portfolio turnover rate	190% A	181%	125%	170%	348%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 17.90	$ 36.43	$ 25.05	$ 14.89	$ 15.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	(.08)	(.09)	(.04)	(.04)	(.06)
Net realized and unrealized gain (loss)	(1.66)	(16.78)	13.08	10.19	.55	6.12
Total from investment operations	(1.71)	(16.86)	12.99	10.15	.51	6.06
Less Distributions
From net realized gain	-	(1.67)	(1.62)	-	(1.15)	(.09)
In excess of net realized gain	-	-	-	-	(.46)	-
Total distributions	-	(1.67)	(1.62)	-	(1.61)	(.09)
Redemption fees added to paid in capital D	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 16.19	$ 17.90	$ 36.43	$ 25.05	$ 14.89	$ 15.98
Total Return B, C	(9.55)%	(48.67)%	54.16%	68.23%	4.26%	60.95%
Ratios to Average Net Assets F
Expenses before expense reductions	1.06% A	.86%	.87%	.98%	1.10%	3.21% A
Expenses net of voluntary waivers, if any	1.06% A	.86%	.87%	.98%	1.10%	1.50% A
Expenses net of all reductions	1.02% A	.84%	.87%	.97%	1.07%	1.44% A
Net Investment Income (loss)	(.62)% A	(.31)%	(.26)%	(.17)%	(.30)%	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,836	$ 24,084	$ 63,957	$ 32,722	$ 7,060	$ 3,598
Portfolio turnover rate	190% A	181%	125%	170%	348%	517% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Technology

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 223,579	$ -
Class T	.25%	.25%	1,357,048	-
Class B	.75%	.25%	3,057,949	2,293,462
Class C	.75%	.25%	1,142,097	238,668
			$ 5,780,673	$ 2,532,130

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 167,267	$ 61,353
Class T	264,736	64,706
Class B	892,539	892,539
Class C	36,430	36,430
	$ 1,360,972	$ 1,055,028

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to

Technology

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 520,941	.58 *
Class T	1,315,273	.48 *
Class B	1,839,758	.60 *
Class C	546,810	.48 *
Institutional Class	32,697	.32 *
	$ 4,255,479

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,906,248 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 57,870
Class B	2.25%	245,659
		$ 303,529

Certain security trades were directed to brokers who paid $290,231 of the fund's expenses. In addition, through arrangements with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $5,106.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net realized gain
Class A	$ -	$ 17,828,325
Class T	-	57,794,074
Class B	-	59,508,457
Class C	-	20,797,037
Institutional Class	-	2,892,531
Total	$ -	$ 158,820,424

Technology

Notes to Financial Statements (Unaudited) - continued

9. Other Information.

At the end of the period, one unaffiliated shareholder held 11% of the total outstanding shares of the fund.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended	Year ended	Six months ended	Year ended
	January 31, 2002	July 31, 2001	January 31, 2002	July 31, 2001

Class A Shares sold	1,216,756	4,600,277	$ 18,709,863	$ 115,273,515
Reinvestment of distributions	-	446,230	-	16,598,748
Shares redeemed	(1,815,879)	(3,874,254)	(27,650,571)	(88,298,986)
Net increase (decrease)	(599,123)	1,172,253	$ (8,940,708)	$ 43,573,277
Class T Shares sold	3,974,495	11,759,322	$ 61,459,260	$ 292,780,260
Reinvestment of distributions	-	1,485,869	-	54,887,910
Shares redeemed	(5,942,610)	(12,359,380)	(89,088,085)	(282,699,062)
Net increase (decrease)	(1,968,115)	885,811	$ (27,628,825)	$ 64,969,108
Class B Shares sold	2,258,709	10,358,486	$ 33,827,661	$ 263,105,137
Reinvestment of distributions	-	1,444,788	-	52,503,218
Shares redeemed	(4,855,768)	(8,253,903)	(70,876,858)	(182,031,959)
Net increase (decrease)	(2,597,059)	3,549,371	$ (37,049,197)	$ 133,576,396
Class C Shares sold	1,484,231	6,072,806	$ 22,037,629	$ 151,395,156
Reinvestment of distributions	-	477,884	-	17,394,266
Shares redeemed	(2,241,442)	(4,276,332)	(33,051,870)	(92,339,909)
Net increase (decrease)	(757,211)	2,274,358	$ (11,014,241)	$ 76,449,513
Institutional Class Shares sold	181,115	679,674	$ 2,792,623	$ 18,133,333
Reinvestment of distributions	-	50,395	-	1,884,268
Shares redeemed	(301,537)	(1,139,787)	(4,564,720)	(26,858,873)
Net increase (decrease)	(120,422)	(409,718)	$ (1,772,097)	$ (6,841,272)

Technology

Advisor Telecommunications & Utilities Growth Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL A	-17.59%	-26.67%	38.96%	64.37%
Fidelity Adv Telecommunications & Utilities - CL A (incl. 5.75% sales charge)	-22.33%	-30.89%	30.97%	54.92%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Utilities	-18.19%	-29.06%	29.93%	45.50%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 119 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL A	-26.67%	6.80%	9.61%
Fidelity Adv Telecommunications & Utilities - CL A (incl. 5.75% sales charge)	-30.89%	5.54%	8.42%
S&P 500	-16.15%	9.04%	12.22%
GS Utilities	-29.06%	5.38%	7.17%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $15,492 - a 54.92% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $14,550 - a 45.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL T	-17.67%	-26.82%	37.25%	62.20%
Fidelity Adv Telecommunications & Utilities - CL T (incl. 3.50% sales charge)	-20.55%	-29.38%	32.44%	56.53%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Utilities	-18.19%	-29.06%	29.93%	45.50%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 119 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL T	-26.82%	6.54%	9.35%
Fidelity Adv Telecommunications & Utilities - CL T (incl. 3.50% sales charge)	-29.38%	5.78%	8.63%
S&P 500	-16.15%	9.04%	12.22%
GS Utilities	-29.06%	5.38%	7.17%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 2002, the value of the investment would have grown to $15,653 - a 56.53% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $14,550 - a 45.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year, past five year and life of fund total return figures are 5%, 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL B	-17.91%	-27.27%	33.73%	58.05%
Fidelity Adv Telecommunications & Utilities - CL B (incl. contingent deferred sales charge)	-22.02%	-30.90%	31.73%	57.05%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Utilities	-18.19%	-29.06%	29.93%	45.50%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 119 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL B	-27.27%	5.99%	8.82%
Fidelity Adv Telecommunications & Utilities - CL B (incl. contingent deferred sales charge)	-30.90%	5.67%	8.69%
S&P 500	-16.15%	9.04%	12.22%
GS Utilities	-29.06%	5.38%	7.17%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $15,705 - a 57.05% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $14,550 - a 45.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five years and life of fund total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL C	-17.85%	-27.16%	33.99%	58.36%
Fidelity Adv Telecommunications & Utilities - CL C (incl. contin- gent deferred sales charge)	-18.67%	-27.89%	33.99%	58.36%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Utilities	-18.19%	-29.06%	29.93%	45.50%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 119 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - CL C	-27.16%	6.03%	8.86%
Fidelity Adv Telecommunications & Utilities - CL C (incl. contin- gent deferred sales charge)	-27.89%	6.03%	8.86%
S&P 500	-16.15%	9.04%	12.22%
GS Utilities	-29.06%	5.38%	7.17%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $15,836 - a 58.36% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $14,550 - a 45.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Tim Cohen (left), who managed Fidelity Advisor Telecommunications & Utilities Growth Fund during the period covered by this report, with additional comments from Shep Perkins (right), who became Portfolio Manager of the fund on February 6, 2002.

Q. How did the fund perform, Tim?

T.C. Telecommunications and utilities stocks continued to struggle. For the six months ending January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -17.59%, -17.67%, -17.91% and -17.85%, respectively. During the same period, the Goldman Sachs Utilities Index - an index of 119 stocks designed to measure the performance of companies in the utilities sector - declined 18.19%, while the Standard & Poor's 500 Index returned -6.01%. For the 12 months ending January 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -26.67%, -26.82%, -27.27% and -27.16%, respectively, while the Goldman Sachs index and the S&P 500 returned -29.06% and -16.15%, respectively.

Q. Why did the fund outperform the Goldman Sachs index but lag the S&P 500 during the six-month period?

T.C. Favorable stock selection among electric utilities and integrated telecom service providers helped the fund versus the Goldman Sachs index. The fund also benefited from overweighting the latter group, as the regional Bell operating companies, or RBOCs, did not decline as much during the period as the stocks of alternative carriers. Another positive influence on performance compared with the Goldman Sachs index was an underweighting and strong stock selection in the wireless services segment. While wireless stocks remained in the doldrums, the fund's emphasis on small regional carriers and avoidance of the largest providers were timely. On the negative side, an overweighted position in global independent power producer AES detracted significantly from performance compared with the index in September, when the company issued an earnings warning and its share price was cut in half in a single day. Relative to the S&P 500, the fund suffered from its concentration in two of the broader market's weakest groups during the period - telecommunications and utilities.

Q. Did the fund's positioning change significantly during the period?

T.C. The fund's basic positioning remained intact. Power prices suffered their first cyclical downturn of the deregulated era, and I continued to emphasize traditional electric utilities with significant dividend yields, strong management and minimal exposure to the unregulated power market. In wireline telecommunications, the weak economy and lack of financing for new projects caused me to remain focused on companies with an established customer base, low debt and strong cash flow. In the wireless communications area, intense competition, slowing subscriber growth and rich valuations plagued many pure wireless plays. I therefore favored wireless tower stocks and smaller, regional players that were capable of offering integrated packages of wireless and wireline services.

Q. What stocks helped the fund's performance?

T.C. Southern Company, the fund's strongest contributor, was a good example of a well-run conventional utility that weathered the volatile market environment during the period fairly well. FirstEnergy, Entergy, Ameren and TXU were other electric utilities that made positive contributions to the fund's performance.

Q. Which stocks detracted from performance?

T.C. AES, mentioned earlier, was the biggest detractor. The company attributed its earnings shortfall to a lack of new acquisition opportunities, weakness in Brazil's currency and a decline in United Kingdom power prices. The stock is now a smaller part of the fund. Qwest Communications was another detractor, hampered by disappointing third-quarter results and lowered expectations for future earnings and revenues. RBOCs Verizon and SBC Communications did not suffer big declines but the fund's large positions in them hurt its performance. Finally, the story of energy trading firm Enron is well known to most investors, but suffice it to say I was shocked at the speed of the company's fall from grace. In retrospect, I wish I had sold Enron sooner, but the situation could have been much worse.

Q. Turning to you, Shep, what's your outlook?

S.P. The Federal Reserve Board's aggressive lowering of short-term interest rates succeeded in reversing the broader market's decline at the end of the third quarter. In the telecom sector, share prices of equipment companies were helped by indications that demand was finally starting to draw down inventories. However, I believe that even if some parts of the economy begin to strengthen, the supply and demand characteristics of the telecommunications and power utility markets make it unlikely that we will see a dramatic improvement there over the near term. I am therefore comfortable with the fund's defensive positioning.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than $391 million

Manager: Shep Perkins, since February 2002; joined Fidelity in 1997

3

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
BellSouth Corp.	13.4
AT&T Corp.	12.3
Verizon Communications, Inc.	11.6
SBC Communications, Inc.	7.5
Qwest Communications International, Inc.	3.7
TXU Corp.	3.5
Citizens Communications Co.	3.4
EchoStar Communications Corp. Class A	3.2
ALLTEL Corp.	3.2
FirstEnergy Corp.	3.1
64.9
Top Industries as of January 31, 2002
% of fund's net assets
Diversified Telecommunication Services	58.5%
Electric Utilities	19.1%
Media	6.4%
Wireless Telecommunication Services	2.9%
Industrial Conglomerates	2.6%
All Others*	10.5%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 1.6%
Crown Castle International Corp. (a)	582,200	$ 4,232,594
SpectraSite Holdings, Inc. (a)	1,106,100	1,957,797
TOTAL COMMUNICATIONS EQUIPMENT		6,190,391
DIVERSIFIED TELECOMMUNICATION SERVICES - 58.5%
ALLTEL Corp.	228,100	12,654,988
AT&T Corp.	2,720,964	48,161,063
BCE, Inc.	120,900	2,653,587
BellSouth Corp.	1,315,200	52,607,998
Broadwing, Inc. (a)	493,600	3,943,864
CenturyTel, Inc.	60,800	1,871,424
Citizens Communications Co. (a)	1,337,600	13,389,376
Qwest Communications International, Inc.	1,382,095	14,511,998
SBC Communications, Inc.	787,715	29,499,927
Telefonos de Mexico SA de CV sponsored ADR	116,800	4,485,120
Verizon Communications, Inc.	981,000	45,469,350
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		229,248,695
ELECTRIC UTILITIES - 18.7%
AES Corp. (a)	699,300	9,475,515
Ameren Corp.	63,800	2,735,106
American Electric Power Co., Inc.	133,600	5,576,464
Cinergy Corp.	55,500	1,792,650
DPL, Inc.	166,300	3,868,138
Entergy Corp.	172,100	7,087,078
FirstEnergy Corp.	320,500	11,922,600
Northeast Utilities	374,800	6,787,628
NSTAR	82,500	3,617,625
Southern Co.	263,500	6,495,275
TXU Corp.	282,200	13,748,784
TOTAL ELECTRIC UTILITIES		73,106,863
GAS UTILITIES - 0.5%
Kinder Morgan, Inc.	39,400	2,036,980
INDUSTRIAL CONGLOMERATES - 2.6%
Tyco International Ltd.	293,200	10,305,980
MEDIA - 5.1%
AOL Time Warner, Inc. (a)	99,100	2,607,321
EchoStar Communications Corp. Class A (a)	463,800	12,661,740
General Motors Corp. Class H (a)	210,500	3,304,850
Liberty Media Corp. Class A (a)	113,400	1,474,200
TOTAL MEDIA		20,048,111
MULTI-UTILITIES - 1.2%
SCANA Corp.	171,500	4,623,640

	Shares	Value (Note 1)
OIL & GAS - 0.5%
Equitable Resources, Inc.	68,500	$ 2,105,690
WIRELESS TELECOMMUNICATION SERVICES - 2.9%
American Tower Corp. Class A (a)	536,700	2,769,372
Metro One Telecommunications, Inc. (a)	55,700	1,361,865
Nextel Communications, Inc. Class A (a)	262,400	2,112,320
Price Communications Corp. (a)	177,200	3,400,468
Triton PCS Holdings, Inc. Class A (a)	127,900	1,793,158
TOTAL WIRELESS TELECOMMUNICATION SERVICES		11,437,183
TOTAL COMMON STOCKS (Cost $394,931,083)		359,103,533
Convertible Preferred Stocks - 0.4%

ELECTRIC UTILITIES - 0.4%
Cinergy Corp. $4.75 PRIDES (Cost $1,265,000)	25,300	1,366,200
Convertible Bonds - 1.3%
Moody's Ratings (unaudited)		Principal Amount
MEDIA - 1.3%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $5,700,000)	Caa1	$ 5,700,000	5,219,063
Money Market Funds - 8.9%
	Shares
Fidelity Cash Central Fund, 1.88% (b)	34,555,991	34,555,991
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	324,000	324,000
TOTAL MONEY MARKET FUNDS (Cost $34,879,991)		34,879,991
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $436,776,074)		400,568,787
NET OTHER ASSETS - (2.2)%		(8,654,502)
NET ASSETS - 100%		$ 391,914,285
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,219,063 or 1.3% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $221,897,053 and $257,790,401, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,621 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $809,500.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $457,427,891. Net unrealized depreciation aggregated $56,859,104, of which $11,178,208 related to appreciated investment securities and $68,037,312 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $78,495,000 all of which will expire on July 31, 2009.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $98,136,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Telecommunication & Utilities Growth

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $401,259) (cost $436,776,074) - See accompanying schedule		$ 400,568,787
Receivable for investments sold		1,956,015
Receivable for fund shares sold		323,143
Dividends receivable		1,082,058
Interest receivable		109,042
Redemption fees receivable		9
Other receivables		2,290
Total assets		404,041,344
Liabilities
Payable for investments purchased	$ 10,268,282
Payable for fund shares redeemed	964,448
Accrued management fee	198,992
Distribution fees payable	263,843
Other payables and accrued expenses	107,494
Collateral on securities loaned, at value	324,000
Total liabilities		12,127,059
Net Assets		$ 391,914,285
Net Assets consist of:
Paid in capital		$ 686,859,587
Undistributed net investment income		408,760
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(259,146,775)
Net unrealized appreciation (depreciation) on investments		(36,207,287)
Net Assets		$ 391,914,285
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($41,103,970 ÷ 3,284,615 shares)		$ 12.51
Maximum offering price per share (100/94.25 of $12.51)		$ 13.27
Class T: Net Asset Value and redemption price per share ($107,383,431 ÷ 8,629,446 shares)		$ 12.44
Maximum offering price per share (100/96.50 of $12.44)		$ 12.89
Class B: Net Asset Value and offering price per share ($160,037,980 ÷ 13,126,575 shares) A		$ 12.19
Class C: Net Asset Value and offering price per share ($77,095,714 ÷ 6,318,907 shares) A		$ 12.20
Institutional Class: Net Asset Value, offering price and redemption price per share ($6,293,190 ÷ 497,416 shares)		$ 12.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 4,063,201
Interest		575,298
Security lending		22,018
Total income		4,660,517
Expenses
Management fee	$ 1,289,126
Transfer agent fees	1,001,868
Distribution fees	1,703,930
Accounting and security lending fees	82,898
Non-interested trustees' compensation	786
Custodian fees and expenses	8,994
Registration fees	42,617
Audit	11,817
Legal	3,173
Miscellaneous	204,729
Total expenses before reductions	4,349,938
Expense reductions	(98,181)	4,251,757
Net investment income (loss)		408,760
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(61,022,200)
Foreign currency transactions	3,877
Total net realized gain (loss)		(61,018,323)
Change in net unrealized appreciation (depreciation) on investments		(30,839,422)
Net gain (loss)		(91,857,745)
Net increase (decrease) in net assets resulting from operations		$ (91,448,985)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ 408,760	$ (1,045,779)
Net realized gain (loss)	(61,018,323)	(193,181,326)
Change in net unrealized appreciation (depreciation)	(30,839,422)	3,157,042
Net increase (decrease) in net assets resulting from operations	(91,448,985)	(191,070,063)
Distributions to shareholders from net investment income	-	(7,638,113)
Distributions to shareholders from net realized gain	-	(8,564,478)
Total distributions	-	(16,202,591)
Share transactions - net increase (decrease)	(47,869,590)	82,088,450
Redemption fees	8,585	99,970
Total increase (decrease) in net assets	(139,309,990)	(125,084,234)
Net Assets
Beginning of period	531,224,275	656,308,509
End of period (including undistributed net investment income of $408,760 and $0, respectively)	$ 391,914,285	$ 531,224,275

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 15.18	$ 21.08	$ 20.31	$ 16.00	$ 13.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.05	.53 F	.05	(.02)	.12
Net realized and unrealized gain (loss)	(2.72)	(5.41)	1.29	5.45	4.19	3.09
Total from investment operations	(2.67)	(5.36)	1.82	5.50	4.17	3.21
Less Distributions
From net investment income	-	(.28)	(.05)	-	(.04)	(.03)
From net realized gain	-	(.26)	(1.01)	(1.20)	(1.21)	(.11)
Total distributions	-	(.54)	(1.06)	(1.20)	(1.25)	(.14)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 12.51	$ 15.18	$ 21.08	$ 20.31	$ 16.00	$ 13.07
Total Return B, C, D	(17.59)%	(26.09)%	9.59%	38.83%	33.99%	32.36%
Ratios to Average Net Assets H
Expenses before expense reductions	1.46% A	1.25%	1.20%	1.34%	2.18%	11.11%A
Expenses net of voluntary waivers, if any	1.46% A	1.25%	1.20%	1.34%	1.75%	1.75%A
Expenses net of all reductions	1.41% A	1.20%	1.17%	1.32%	1.72%	1.75%A
Net Investment Income (loss)	.68% A	.32%	2.39%	.30%	(.11)%	1.09%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,104	$ 54,265	$ 61,610	$ 14,400	$ 3,186	$ 531
Portfolio turnover rate	103% A	220%	172%	149%	151%	13%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 15.11	$ 21.01	$ 20.23	$ 15.95	$ 13.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.01	.47 F	.01	(.04)	.08
Net realized and unrealized gain (loss)	(2.70)	(5.40)	1.31	5.43	4.17	3.09
Total from investment operations	(2.67)	(5.39)	1.78	5.44	4.13	3.17
Less Distributions
From net investment income	-	(.25)	(.01)	-	(.03)	(.03)
From net realized gain	-	(.26)	(1.00)	(1.17)	(1.19)	(.11)
Total distributions	-	(.51)	(1.01)	(1.17)	(1.22)	(.14)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 12.44	$ 15.11	$ 21.01	$ 20.23	$ 15.95	$ 13.03
Total Return B, C, D	(17.67)%	(26.29)%	9.41%	38.45%	33.72%	31.96%
Ratios to Average Net Assets H
Expenses before expense reductions	1.70% A	1.49%	1.44%	1.58%	1.94%	3.66%A
Expenses net of voluntary waivers, if any	1.70% A	1.49%	1.44%	1.58%	1.94%	2.00%A
Expenses net of all reductions	1.66% A	1.44%	1.41%	1.55%	1.90%	2.00%A
Net Investment Income (loss)	.44% A	.08%	2.16%	.07%	(.23)%	.79%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,383	$ 149,618	$ 225,415	$ 65,085	$ 19,918	$ 7,085
Portfolio turnover rate	103% A	220%	172%	149%	151%	13%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 14.85	$ 20.72	$ 20.02	$ 15.83	$ 13.01	$ 11.76
Income from Investment Operations
Net investment income (loss) E	(.01)	(.07)	.35 F	(.08)	(.13)	.02
Net realized and unrealized gain (loss)	(2.65)	(5.33)	1.29	5.39	4.16	1.23
Total from investment operations	(2.66)	(5.40)	1.64	5.31	4.03	1.25
Less Distributions
From net investment income	-	(.21)	-	-	(.03)	-
From net realized gain	-	(.26)	(.95)	(1.13)	(1.19)	-
Total distributions	-	(.47)	(.95)	(1.13)	(1.22)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 12.19	$ 14.85	$ 20.72	$ 20.02	$ 15.83	$ 13.01
Total Return B, C, D	(17.91)%	(26.66)%	8.77%	37.76%	32.97%	10.63%
Ratios to Average Net Assets H
Expenses before expense reductions	2.22% A	2.01%	1.96%	2.08%	2.63%	6.37%A
Expenses net of voluntary waivers, if any	2.22% A	2.01%	1.96%	2.08%	2.50%	2.50%A
Expenses net of all reductions	2.17% A	1.96%	1.93%	2.05%	2.47%	2.50%A
Net Investment Income (loss)	(.08)% A	(.44)%	1.63%	(.43)%	(.85)%	.32%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,038	$ 213,767	$ 242,888	$ 65,645	$ 12,919	$ 2,039
Portfolio turnover rate	103% A	220%	172%	149%	151%	13%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 G
Net asset value, beginning of period	$ 14.85	$ 20.71	$ 20.01	$ 15.85	$ 13.90
Income from Investment Operations
Net investment income (loss) E	.00	(.06)	.36 F	(.08)	(.10)
Net realized and unrealized gain (loss)	(2.65)	(5.33)	1.29	5.38	3.16
Total from investment operations	(2.65)	(5.39)	1.65	5.30	3.06
Less Distributions
From net investment income	-	(.21)	-	-	(.02)
From net realized gain	-	(.26)	(.96)	(1.15)	(1.10)
Total distributions	-	(.47)	(.96)	(1.15)	(1.12)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 12.20	$ 14.85	$ 20.71	$ 20.01	$ 15.85
Total Return B, C, D	(17.85)%	(26.62)%	8.84%	37.72%	23.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.12% A	1.96%	1.93%	2.07%	3.16%A
Expenses net of voluntary waivers, if any	2.12% A	1.96%	1.93%	2.07%	2.50%A
Expenses net of all reductions	2.08% A	1.91%	1.90%	2.04%	2.48%A
Net Investment Income (loss)	.02% A	(.39)%	1.66%	(.43)%	(.91)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,096	$ 104,628	$ 107,332	$ 23,524	$ 3,489
Portfolio turnover rate	103% A	220%	172%	149%	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.31	$ 21.19	$ 20.38	$ 16.02	$ 13.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.12	.60 E	.11	.04	.14
Net realized and unrealized gain (loss)	(2.74)	(5.44)	1.29	5.46	4.17	3.10
Total from investment operations	(2.66)	(5.32)	1.89	5.57	4.21	3.24
Less Distributions
From net investment income	-	(.30)	(.08)	-	(.07)	(.04)
From net realized gain	-	(.26)	(1.01)	(1.22)	(1.22)	(.11)
Total distributions	-	(.56)	(1.09)	(1.22)	(1.29)	(.15)
Redemption fees added to paid in capital D	-	-	.01	.01	.01	-
Net asset value, end of period	$ 12.65	$ 15.31	$ 21.19	$ 20.38	$ 16.02	$ 13.09
Total Return B, C	(17.37)%	(25.78)%	9.93%	39.31%	34.36%	32.68%
Ratios to Average Net Assets G
Expenses before expense reductions	.97% A	.85%	.88%	1.02%	1.46%	4.40%A
Expenses net of voluntary waivers, if any	.97% A	.85%	.88%	1.02%	1.46%	1.50%A
Expenses net of all reductions	.93% A	.80%	.85%	.99%	1.43%	1.50%A
Net Investment Income (loss)	1.17% A	.72%	2.71%	.63%	.30%	1.29%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,293	$ 8,945	$ 19,064	$ 6,963	$ 3,430	$ 2,246
Portfolio turnover rate	103% A	220%	172%	149%	151%	13%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.52 per share.

F For the period September 3,1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 57,663	$ -
Class T	.25%	.25%	308,838	-
Class B	.75%	.25%	899,432	674,574
Class C	.75%	.25%	437,997	127,232
			$ 1,703,930	$ 801,806

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 38,701	$ 15,336
Class T	50,594	13,947
Class B	389,866	389,866*
Class C	15,898	15,898*
	$ 495,059	$ 435,047

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Telecommunications & Utilities Growth

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 107,658	.47*
Class T	287,410	.47*
Class B	429,703	.48*
Class C	168,526	.38*
Institutional Class	8,571	.23*
	$ 1,001,868

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $411,423 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $98,047 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $134.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ -	$ 862,734
Class T	-	2,751,634
Class B	-	2,616,316
Class C	-	1,192,081
Institutional Class	-	215,348
Total	$ -	$ 7,638,113
From net realized gain
Class A	$ -	$ 801,074
Class T	-	2,861,669
Class B	-	3,239,248
Class C	-	1,475,852
Institutional Class	-	186,635
Total	$ -	$ 8,564,478
Total	$ -	$ 16,202,591

Telecommunications & Utilities Growth

Notes to Financial Statements (Unaudited) - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	Year ended July 31, 2001	Six months ended January 31, 2002	Year ended July 31, 2001
Class A Shares sold	280,576	1,931,478	$ 3,756,977	$ 33,275,703
Reinvestment of distributions	-	73,413	-	1,502,746
Shares redeemed	(570,607)	(1,353,079)	(7,610,169)	(22,216,472)
Net increase (decrease)	(290,031)	651,812	$ (3,853,192)	$ 12,561,977
Class T Shares sold	459,297	4,273,144	$ 6,148,068	$ 74,172,088
Reinvestment of distributions	-	256,066	-	5,228,877
Shares redeemed	(1,729,014)	(5,360,443)	(23,002,130)	(89,635,391)
Net increase (decrease)	(1,269,717)	(831,233)	$ (16,854,062)	$ (10,234,426)
Class B Shares sold	615,614	5,799,459	$ 8,090,383	$ 99,758,338
Reinvestment of distributions	-	238,300	-	4,806,511
Shares redeemed	(1,887,493)	(3,360,872)	(24,658,745)	(53,399,012)
Net increase (decrease)	(1,271,879)	2,676,887	$ (16,568,362)	$ 51,165,837
Class C Shares sold	469,918	3,665,125	$ 6,133,183	$ 63,045,214
Reinvestment of distributions	-	104,466	-	2,106,036
Shares redeemed	(1,196,251)	(1,906,444)	(15,548,554)	(30,489,563)
Net increase (decrease)	(726,333)	1,863,147	$ (9,415,371)	$ 34,661,687
Institutional Class Shares sold	37,898	340,825	$ 520,774	$ 5,962,193
Reinvestment of distributions	-	7,861	-	161,693
Shares redeemed	(124,755)	(663,878)	(1,699,377)	(12,190,511)
Net increase (decrease)	(86,857)	(315,192)	$ (1,178,603)	$ (6,066,625)

Telecommunications & Utilities Growth

Proxy Voting Results

A special meeting of the funds' shareholders was held on September 19, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	2,485,004,052.59	90.429
Against	106,914,098.58	3.891
Abstain	156,084,959.80	5.680
TOTAL	2,748,003,110.97	100.00
Broker Non-Votes	1,122,408,946.57
PROPOSAL 2
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	3,778,832,477.75	97.634
Withheld	91,579,579.79	2.366
TOTAL	3,870,412,057.54	100.00
Ralph F. Cox
Affirmative	3,777,250,696.42	97.593
Withheld	93,161,361.12	2.407
TOTAL	3,870,412,057.54	100.00
Phyllis Burke Davis
Affirmative	3,777,736,235.59	97.606
Withheld	92,675,821.95	2.394
TOTAL	3,870,412,057.54	100.00
Robert M. Gates
Affirmative	3,777,312,720.35	97.595
Withheld	93,099,337.19	2.405
TOTAL	3,870,412,057.54	100.00
Abigail P. Johnson
Affirmative	3,776,138,709.14	97.564
Withheld	94,273,348.40	2.436
TOTAL	3,870,412,057.54	100.00
Edward C. Johnson 3d
Affirmative	3,776,640,280.66	97.577
Withheld	93,771,776.88	2.423
TOTAL	3,870,412,057.54	100.00
Donald J. Kirk
Affirmative	3,778,334,967.61	97.621
Withheld	92,077,089.93	2.379
TOTAL	3,870,412,057.54	100.00
Marie L. Knowles
Affirmative	3,779,196,853.13	97.643
Withheld	91,215,204.41	2.357
TOTAL	3,870,412,057.54	100.00
	# of Votes Cast	% of Votes Cast
Ned C. Lautenbach
Affirmative	3,779,618,703.40	97.654
Withheld	90,793,354.14	2.346
TOTAL	3,870,412,057.54	100.00
Peter S. Lynch
Affirmative	3,780,128,778.15	97.667
Withheld	90,283,279.39	2.333
TOTAL	3,870,412,057.54	100.00
Marvin L. Mann
Affirmative	3,778,083,907.15	97.615
Withheld	92,328,150.39	2.385
TOTAL	3,870,412,057.54	100.00
William O. McCoy
Affirmative	3,778,215,736.05	97.618
Withheld	92,196,321.49	2.382
TOTAL	3,870,412,057.54	100.00
Robert C. Pozen
Affirmative	3,778,936,133.85	97.637
Withheld	91,475,923.69	2.363
TOTAL	3,870,412,057.54	100.00
William S. Stavropoulos
Affirmative	3,776,868,871.32	97.583
Withheld	93,543,186.22	2.417
TOTAL	3,870,412,057.54	100.00
PROPOSAL 3
To approve an amended management contract for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).
Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	27,145,147.43	94.706
Against	578,452.40	2.018
Abstain	938,840.86	3.276
TOTAL	28,662,440.69	100.00
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	12,324,084.97	95.861
Against	180,478.59	1.404
Abstain	351,619.85	2.735
TOTAL	12,856,183.41	100.00

* Denotes trust-wide proposals and voting results.

Semiannual Report

Proxy Voting Results - continued

Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	530,741,570.72	94.494
Against	12,500,384.43	2.225
Abstain	18,427,582.92	3.281
TOTAL	561,669,538.07	100.00
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	851,252,346.47	94.300
Against	18,460,604.01	2.045
Abstain	32,994,214.11	3.655
TOTAL	902,707,164.59	100.00
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	281,285,209.65	93.633
Against	6,296,027.65	2.096
Abstain	12,831,269.17	4.271
TOTAL	300,412,506.47	100.00
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,522,084,864.77	94.205
Against	35,903,087.36	2.222
Abstain	57,735,253.44	3.573
TOTAL	1,615,723,205.57	100.00
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	377,587,777.27	93.968
Against	8,830,151.93	2.198
Abstain	15,407,000.87	3.834
TOTAL	401,824,930.07	100.00
PROPOSAL 4

To approve an amended sub-advisory agreement with Fidelity Management & Research Company (U.K.) Inc. (FMR U.K.) for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	27,009,280.31	94.232
Against	648,227.58	2.262
Abstain	1,004,932.80	3.506
TOTAL	28,662,440.69	100.00
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	12,286,901.07	95.572
Against	252,676.95	1.965
Abstain	316,605.39	2.463
TOTAL	12,856,183.41	100.00
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	529,465,949.92	94.266
Against	12,932,396.39	2.303
Abstain	19,271,191.76	3.431
TOTAL	561,669,538.07	100.00
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	847,088,562.25	93.839
Against	21,257,319.09	2.355
Abstain	34,361,283.25	3.806
TOTAL	902,707,164.59	100.00
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	279,882,789.46	93.166
Against	6,959,779.41	2.317
Abstain	13,569,937.60	4.517
TOTAL	300,412,506.47	100.00
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,517,249,194.78	93.905
Against	38,477,386.89	2.382
Abstain	59,996,623.90	3.713
TOTAL	1,615,723,205.57	100.00
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	375,975,561.35	93.567
Against	10,351,717.22	2.576
Abstain	15,497,651.50	3.857
TOTAL	401,824,930.07	100.00
PROPOSAL 5

To approve an amended sub-advisory agreement with Fidelity Management & Research Company (Far East.) Inc. (FMR Far East) for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	26,946,124.13	94.012
Against	646,851.32	2.257
Abstain	1,069,465.24	3.731
TOTAL	28,662,440.69	100.00
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	12,257,400.31	95.342
Against	252,376.18	1.964
Abstain	346,406.92	2.694
TOTAL	12,856,183.41	100.00
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	529,041,345.99	94.191
Against	13,788,855.27	2.455
Abstain	18,839,336.81	3.354
TOTAL	561,669,538.07	100.00
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	845,749,254.31	93.690
Against	22,200,061.22	2.460
Abstain	34,757,849.06	3.850
TOTAL	902,707,164.59	100.00
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	279,308,809.30	92.975
Against	7,423,976.21	2.471
Abstain	13,679,720.96	4.554
TOTAL	300,412,506.47	100.00
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,515,246,682.00	93.781
Against	39,621,462.33	2.453
Abstain	60,855,061.24	3.766
TOTAL	1,615,723,205.57	100.00
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	375,094,501.92	93.348
Against	11,145,511.22	2.773
Abstain	15,584,916.93	3.879
TOTAL	401,824,930.07	100.00
PROPOSAL 6
To modify a fundamental investment policy of Fidelity Advisor Consumer Industries Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	17,313,885.44	90.507
Against	716,143.30	3.743
Abstain	1,099,884.81	5.750
TOTAL	19,129,913.55	100.00
Broker Non-Votes	9,532,527.14
PROPOSAL 7
To modify a fundamental investment policy of Fidelity Advisor Telecommunications & Utilities Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	259,321,619.17	89.520
Against	11,816,120.18	4.079
Abstain	18,543,376.72	6.401
TOTAL	289,681,116.07	100.00
Broker Non-Votes	112,143,814.00
PROPOSAL 8

To amend the fundamental investment limitation concerning underwriting for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	17,242,159.47	90.132
Against	737,351.72	3.854
Abstain	1,150,402.36	6.014
TOTAL	19,129,913.55	100.00
Broker Non-Votes	9,532,527.14
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	8,015,449.69	92.439
Against	298,557.43	3.443
Abstain	357,070.66	4.118
TOTAL	8,671,077.78	100.00
Broker Non-Votes	4,185,105.63
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	344,921,286.23	90.303
Against	14,769,931.42	3.867
Abstain	22,270,205.84	5.830
TOTAL	381,961,423.49	100.00
Broker Non-Votes	179,708,114.58
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	573,434,112.25	90.056
Against	23,122,076.44	3.632
Abstain	40,193,770.83	6.312
TOTAL	636,749,959.52	100.00
Broker Non-Votes	265,957,205.07
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	198,745,434.80	90.143
Against	6,687,420.93	3.033
Abstain	15,045,581.56	6.824
TOTAL	220,478,437.29	100.00
Broker Non-Votes	79,934,069.18
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,038,050,631.17	89.600
Against	45,001,236.89	3.885
Abstain	75,482,073.69	6.515
TOTAL	1,158,533,941.75	100.00
Broker Non-Votes	457,189,263.82
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	258,139,070.38	89.111
Against	12,341,581.15	4.261
Abstain	19,200,464.54	6.628
TOTAL	289,681,116.07	100.00
Broker Non-Votes	112,143,814.00
PROPOSAL 9

To amend the fundamental investment limitation concerning lending for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	17,280,427.01	90.332
Against	830,678.39	4.342
Abstain	1,018,808.15	5.326
TOTAL	19,129,913.55	100.00
Broker Non-Votes	9,532,527.14
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	8,060,251.20	92.956
Against	253,755.92	2.926
Abstain	357,070.66	4.118
TOTAL	8,671,077.78	100.00
Broker Non-Votes	4,185,105.63
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	343,588,668.35	89.954
Against	16,110,175.30	4.218
Abstain	22,262,579.84	5.828
TOTAL	381,961,423.49	100.00
Broker Non-Votes	179,708,114.58
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	570,639,456.72	89.618
Against	25,116,295.65	3.944
Abstain	40,994,207.15	6.438
TOTAL	636,749,959.52	100.00
Broker Non-Votes	265,957,205.07
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	197,062,070.37	89.379
Against	8,231,669.62	3.734
Abstain	15,184,697.30	6.887
TOTAL	220,478,437.29	100.00
Broker Non-Votes	79,934,069.18
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,033,136,184.11	89.176
Against	49,048,072.77	4.234
Abstain	76,349,684.87	6.590
TOTAL	1,158,533,941.75	100.00
Broker Non-Votes	457,189,263.82
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	257,832,542.79	89.006
Against	12,756,137.06	4.403
Abstain	19,092,436.22	6.591
TOTAL	289,681,116.07	100.00
Broker Non-Votes	112,143,814.00

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

* Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund only.

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

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Fidelity Investments Institutional Services Co., Inc.

P.O. Box 505422

Cincinnati, OH 45250-5422

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Printed on Recycled Paper

AFOC-SANN-0302 155099
1.700839.104

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Fidelity Advisor

Focus Funds®

Institutional Class

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Semiannual Report

January 31, 2002

Contents

Performance Overview	4
Biotechnology	5	Performance
	6	Fund Talk: The Manager's Overview
	7	Investment Summary
	8	Investments
	10	Financial Statements
	14	Notes to the Financial Statements
Consumer Industries	18	Performance
	19	Fund Talk: The Manager's Overview
	20	Investment Summary
	21	Investments
	23	Financial Statements
	27	Notes to the Financial Statements
Cyclical Industries	31	Performance
	32	Fund Talk: The Manager's Overview
	33	Investment Summary
	34	Investments
	37	Financial Statements
	41	Notes to the Financial Statements
Developing Communications	45	Performance
	46	Fund Talk: The Manager's Overview
	47	Investment Summary
	48	Investments
	50	Financial Statements
	54	Notes to the Financial Statements
Electronics	58	Performance
	59	Fund Talk: The Manager's Overview
	60	Investment Summary
	61	Investments
	63	Financial Statements
	67	Notes to the Financial Statements
Financial Services	71	Performance
	72	Fund Talk: The Manager's Overview
	73	Investment Summary
	74	Investments
	76	Financial Statements
	80	Notes to the Financial Statements
Health Care	84	Performance
	85	Fund Talk: The Manager's Overview
	86	Investment Summary
	87	Investments
	89	Financial Statements
	93	Notes to the Financial Statements
Natural Resources	97	Performance
	98	Fund Talk: The Manager's Overview
	99	Investment Summary
	100	Investments
	102	Financial Statements
	106	Notes to the Financial Statements
Technology	110	Performance
	111	Fund Talk: The Manager's Overview
	112	Investment Summary
	113	Investments
	116	Financial Statements
	120	Notes to the Financial Statements
Telecommunications & Utilities Growth	124	Performance
	125	Fund Talk: The Managers' Overview
	126	Investment Summary
	127	Investments
	129	Financial Statements
	133	Notes to the Financial Statements
Proxy Voting Results	137

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Semiannual Report

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Performance Overview

Unfortunately for most investors, little changed with respect to the flagging performance of stocks during the six-month period ending January 31, 2002. With the exception of most undervalued small-and medium-sized companies that had been largely overlooked during the bull market cycle of the late 1990s, stocks generally continued their recent trend of delivering negative returns.

There were a few major reasons for poor stock performance. The slumping U.S. economy squeezed corporate profits in many industries. The low point came in the third quarter of 2001, as quarterly gross domestic product fell into negative territory for the first time since 1993, and year-over-year corporate profits fell to new lows. Furthermore, a lack of promising fourth-quarter corporate earnings reports failed to convince investors that the near-term outlook for the economy and corporate earnings was any brighter. In its ongoing attempt to provide a stimulus to the economy, the Federal Reserve Board's monetary policy-making committee cut interest rates five successive times during the period. This aggressive easing brought interest rates down to their lowest levels in decades, but by period end the Fed's efforts still had little positive impact on the economy, or on stock performance.

Elsewhere, a handful of high-profile companies surprisingly fell into bankruptcy, most notably energy trading and pipeline firm Enron, whose stock price tumbled from nearly $90 per share in August to less than $1 per share in December. Enron's collapse was driven by the company's lack of adherence to up-front accounting principles, which served to shroud the company's off-balance-sheet debt and inflate its earnings. Enron's accounting was called into question by investors, employees, regulators and legislators. Perhaps most significantly, the scandal heightened concerns about the accounting of other companies.

Another event that influenced stock prices was the terrorist attacks on September 11, which destroyed several World Trade Center buildings in New York City and damaged the Pentagon. These tragic events severely reduced commerce in several industries during the weeks following the attacks, including retail, media, lodging and air transportation. Companies in these industries saw a substantial drop in revenues and earnings, which reduced their stock valuations considerably. By the end of the period, some of these stocks had rebounded back to levels seen just prior to September 11 as investors swooped in to pick up bargains. Many, however, still remained lower.

These three negative factors - the slowing economy, the Enron collapse and the slowdown in commerce following the terrorist attacks - were reflected in the returns of major equity indexes. The blue chips' Dow Jones Industrial Average SM declined 4.84%, while the large-cap Standard & Poor's 500 SM Index and the tech-heavy NASDAQ Composite® Index fell 6.01% and 4.44%, respectively. Growth stocks were punished for their higher valuations and lagged the performance of value stocks across the board. One of the equity markets' few bright spots was the small-cap value category, which returned 4.85% as measured by the Russell 2000® Value Index. Mid-cap value stocks, as measured by the Russell Midcap® Value Index, eked out a modest 0.49% gain.

Turning to individual sector performance for the six-month period, consumer industries was the only sector that generated a positive return. Increased demand for stocks of companies that produced consumer-staple products - including nondurables, food and beverages - or those likely to maintain their earnings growth rates in a poor economic environment helped boost stock prices.

Health care stocks also outperformed the broader market, but their negative returns - as reflected by the 2.62% decline for the Goldman Sachs® Health Care Index - generally proved disappointing, since this defensive-minded sector typically shines during periods of economic uncertainty. Several pharmaceutical stocks struggled with the expiration of patents on their most profitable drugs and scrambled to replace market share lost to generic-drug producers. Investors also remained cool to biotechnology stocks, given their high valuations and overall low current earnings visibility.

A number of factors hurt financial services stocks. Growing credit concerns caused a big negative impact on banks with high-risk, sub-prime lending operations. Elsewhere, the terrorist attacks of September 11 had wide-ranging effects. Stock markets closed for nearly a week, reducing trading volume and drying up underwriting activity for investment banks and brokerages. Facing large loss claims, stocks of insurance companies were punished severely following the attacks.

Investors also reacted unfavorably to cyclical industries stocks, given their economic sensitivity and the fallout from September 11. The airlines were the most visibly damaged stock group due to the sharp decline in travel, particularly higher-margin business travel, as companies cut costs in the face of an economic downturn. Bright spots included homebuilding stocks and defense contractors, where demand remained strong.

Technology stocks underwent an extremely volatile period. The sector was the worst performing group in the first half of the six-month period, as investors reacted negatively to the sector's high valuations. But tech stocks rallied during the final three months when investors grew optimistic about stabilization in the economy and flocked to semiconductor and blue-chip personal computer stocks.

Among the hardest hit sectors during the past six months was natural resources. Supplies of oil and natural gas rose, causing a price decline for these commodities and, ultimately, for the corporate earnings of many energy producers. In the fourth quarter of 2001, expectations for an economic recovery in 2002 boosted the stocks of energy services and equipment stocks, as well as cyclical non-energy industries such as forest and paper, aluminum and other non-precious metals.

Telecommunication services and utilities were by far the worst-performing sectors during the past six months. As the period progressed, increased optimism about the economy caused investors to shy away from defensive-oriented regional Bell operating companies, as well as alternative carriers. Wireless stocks fell, in large part due to slowing subscriber growth, heavy competition and rich valuations. The Enron episode sent ripples throughout the utilities sector. The stocks of companies with extensive electricity or natural gas trading operations came under selling pressure, and that concern was compounded by existing questions about slowing power demand and increasing plant capacity.

Semiannual Report

Advisor Biotechnology Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Biotechnology - Inst CL	-10.30%	-28.62%	-36.40%
S&P 500 ®	-6.01%	-16.15%	-13.73%
GS Health Care	-2.62%	-5.69%	-13.71%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Institutional Class shares' returns to the performance both of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Biotechnology - Inst CL	-28.62%	-33.83%
S&P 500	-16.15%	-12.60%
GS Health Care	-5.69%	-12.59%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have been $6,360 - a 36.40% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,629 - a 13.71% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Biotechnology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Brian Younger, Portfolio Manager of Fidelity Advisor Biotechnology Fund

Q. How did the fund perform, Brian?

A. For the six-month period that ended January 31, 2002, the fund's Institutional Class shares declined 10.30%. This return underperformed the Goldman Sachs Health Care Index - an index of 115 stocks designed to measure the performance of companies in the health care sector - which fell 2.62%. The fund also trailed the Standard & Poor's 500 Index, which fell 6.01%. For the 12 months that ended January 31, 2002, the fund's Institutional Class shares declined 28.62%. During the same period, the Goldman Sachs index fell 5.69% and the S&P 500 index dropped 16.15%.

Q. Why did the fund underperform the Goldman Sachs index during the past six months?

A. Amid an uncertain economy, risk-averse investors generally weren't willing to reward the future growth prospects of biotechnology stocks, causing them to underperform other health care industries included in the index that historically have generated more stable earnings growth.

Q. What other factors influenced performance?

A. A number of events within the biotech industry put pressure on stocks late in the fourth quarter. First, there were four major corporate mergers announced that caused concern with the investment community: Amgen acquired Immunex; Millennium Pharmaceuticals acquired COR Therapeutics; MedImmune purchased Aviron; and Cephalon bought Group Lafon. Additionally, investors responded unfavorably to two companies, Human Genome Sciences and Protein Design Labs, that presented questionable clinical-trial data on some high-profile drugs - Repifermin, for wound healing, and Remitogen for non-Hodgkin's lymphoma, respectively. Finally, the Food and Drug Administration (FDA) said it wouldn't consider an application by ImClone Systems for approval of its promising new colorectal cancer drug, Erbitux.

Q. Can you elaborate on why the FDA's decision on ImClone's cancer drug application had such a broad impact on the industry?

A. In my opinion, the market severely overreacted. Biotechnology stocks have a history of high volatility based on news flow, and the recent ImClone case is a perfect example. Unfortunately, when these stories break, investors tend to react in similar fashion to the entire industry. What I believed was overlooked was that the FDA's decision didn't speak to the clinical effectiveness of Erbitux. Reflecting its potential, pharmaceutical giant Bristol-Myers Squibb invested $2 billion to take part in the future profits of the drug earlier in the period, sending ImClone's stock to new highs. Had Erbitux's application been accepted, it was widely believed that the drug would have been approved in mid-2002. But now the drug may not be on the market until 2003. Investors may have been concerned that this delay could erode the drug's market exclusivity, allowing competitors with similar drugs to potentially steal market share.

Q. What holdings were top performers? Which disappointed?

A. Gilead Sciences, the fund's top performer, benefited when initial sales for its recently launched HIV drug treatment, Viread, exceeded expectations. Investors also responded favorably to IDEC Pharmaceuticals, because the company had solid product revenues and positive earnings. In terms of disappointments, our large positions in Millennium and Human Genome Sciences held back the fund's return. These companies had products in the earlier stages of clinical trials and had yet to turn a profit. As such, risk-averse investors generally punished them more than better-established, profitable companies. But there were exceptions. Amgen was hurt by skepticism about the price it paid to acquire Immunex.

Q. What's your outlook, Brian?

A. I'm optimistic that investors will begin to recognize the improving fundamentals of biotech companies and react less impulsively to the group when individual companies face short-term obstacles. More companies are turning a profit or are close to turning a profit than ever before, corporate balance sheets have never been stronger, the recent flurry of merger activity has shown that the industry is becoming mature enough to execute acquisitions, and companies increasingly are developing the capability to create and market their own products.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Note to shareholders: Effective March 1, 2002, Andraz Razen became Portfolio Manager of Fidelity Advisor Biotechnology Fund.

Fund Facts

Start date: December 27, 2000

Size: as of January 31, 2002, more than $39 million

Manager: Brian Younger, since 2000; joined Fidelity in 1998

3

Semiannual Report

Advisor Biotechnology Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Amgen, Inc.	11.2
IDEC Pharmaceuticals Corp.	9.5
Gilead Sciences, Inc.	9.4
Medimmune, Inc.	8.9
Millennium Pharmaceuticals, Inc.	4.0
Cephalon, Inc.	3.4
Invitrogen Corp.	3.3
Human Genome Sciences, Inc.	3.1
Applera Corp. - Applied Biosystems Group	3.1
Sepracor, Inc.	2.8
58.7
Top Industries as of January 31, 2002
% of fund's net assets
Biotechnology	86.1%
Pharmaceuticals	4.3%
Health Care Equipment & Supplies	3.2%
Industrial Conglomerates	0.4%
All Others *	6.0%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Biotechnology Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 85.6%
Abgenix, Inc. (a)	28,970	$ 690,355
Affymetrix, Inc. (a)	22,000	619,300
Alkermes, Inc. (a)	25,440	682,046
Amgen, Inc. (a)	80,510	4,468,302
Applera Corp. - Celera Genomics Group (a)	26,140	546,326
Avant Immunotherapeutics, Inc. (a)	13,900	44,897
Biogen, Inc. (a)	10,930	592,625
Biotransplant, Inc. (a)	12,980	91,509
Cambridge Antibody Technology Group PLC (a)	1,337	30,191
Celgene Corp. (a)	40,020	1,097,348
Cell Therapeutics, Inc. (a)	5,220	113,378
Cephalon, Inc. (a)	20,799	1,363,998
COR Therapeutics, Inc. (a)	30,550	574,035
Corvas International, Inc. (a)	12,700	92,710
CV Therapeutics, Inc. (a)	21,540	920,620
Decode Genetics, Inc. (a)	18,040	160,556
Enzon, Inc. (a)	14,000	737,520
Exelixis, Inc. (a)	23,110	283,098
Genentech, Inc. (a)	7,090	350,601
Genta, Inc. (a)	4,500	60,300
Genzyme Corp. - General Division (a)	14,120	644,013
Gilead Sciences, Inc. (a)	57,500	3,761,650
Human Genome Sciences, Inc. (a)	44,500	1,251,785
ICOS Corp. (a)	8,450	361,660
IDEC Pharmaceuticals Corp. (a)	63,910	3,800,089
Ilex Oncology, Inc. (a)	7,800	179,400
Invitrogen Corp. (a)	24,250	1,299,073
Medarex, Inc. (a)	12,690	187,939
Medimmune, Inc. (a)	84,300	3,571,791
Millennium Pharmaceuticals, Inc. (a)	83,200	1,581,632
Myriad Genetics, Inc. (a)	3,340	141,616
Neurocrine Biosciences, Inc. (a)	10,500	436,905
OSI Pharmaceuticals, Inc. (a)	1,700	68,153
Protein Design Labs, Inc. (a)	24,080	536,021
Regeneron Pharmaceuticals, Inc. (a)	15,540	385,392
Sepracor, Inc. (a)	22,896	1,130,147
Serologicals Corp. (a)	6,830	139,803
Serono SA sponsored ADR	9,800	196,980
Techne Corp. (a)	8,410	258,271
Transkaryotic Therapies, Inc. (a)	1,140	44,289
Tularik, Inc. (a)	1,330	29,380
Vertex Pharmaceuticals, Inc. (a)	23,650	466,851
Zymogenetics, Inc.	15,400	184,800
TOTAL BIOTECHNOLOGY		34,177,355

	Shares	Value (Note 1)
HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
Applera Corp. - Applied Biosystems Group	55,650	$ 1,242,665
Epix Medical, Inc. (a)	2,900	36,975
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,279,640
INDUSTRIAL CONGLOMERATES - 0.4%
Tyco International Ltd.	4,600	161,690
PHARMACEUTICALS - 4.3%
Antigenics, Inc. (a)	1,400	19,530
Guilford Pharmaceuticals, Inc. (a)	7,000	76,510
ImClone Systems, Inc. (a)	23,547	451,161
InterMune, Inc. (a)	9,950	422,875
Isis Pharmaceuticals Co. (a)	4,100	71,340
Ligand Pharmaceuticals, Inc. Class B (a)	8,100	122,148
Medicines Co. (a)	1,500	16,590
NPS Pharmaceuticals, Inc. (a)	5,920	177,600
Scios, Inc. (a)	12,100	278,058
Telik, Inc. (a)	400	4,400
Versicor, Inc. (a)	3,510	67,392
TOTAL PHARMACEUTICALS		1,707,604
TOTAL COMMON STOCKS (Cost $42,658,727)		37,326,289
Convertible Bonds - 0.5%
Moody's Ratings (unaudited) (d)		Principal Amount
BIOTECHNOLOGY - 0.5%
Cell Therapeutics, Inc. 5.75% 6/15/08 (c)	-	$ 90,000	80,100
Sepracor, Inc. 5.75% 11/15/06 (c)	CCC+	120,000	118,632
TOTAL CONVERTIBLE BONDS (Cost $203,428)			198,732
Money Market Funds - 9.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.88% (b) (Cost $3,734,359)	3,734,359	$ 3,734,359
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $46,596,514)		41,259,380
NET OTHER ASSETS - (3.3)%		(1,318,031)
NET ASSETS - 100%		$ 39,941,349
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $198,732 or 0.5% of net assets.

(d) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $35,314,716 and $19,471,423, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $307 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $46,951,786. Net unrealized depreciation aggregated $5,692,406, of which $1,614,645 related to appreciated investment securities and $7,307,051 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $952,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $46,596,514) - See accompanying schedule		$ 41,259,380
Receivable for investments sold		221,029
Receivable for fund shares sold		139,746
Interest receivable		6,847
Redemption fees receivable		2
Total assets		41,627,004
Liabilities
Payable for investments purchased	$ 1,535,602
Payable for fund shares redeemed	70,509
Accrued management fee	9,928
Distribution fees payable	25,727
Other payables and accrued expenses	43,889
Total liabilities		1,685,655
Net Assets		$ 39,941,349
Net Assets consist of:
Paid in capital		$ 48,430,747
Accumulated net investment (loss)		(299,333)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,852,931)
Net unrealized appreciation (depreciation) on investments		(5,337,134)
Net Assets		$ 39,941,349
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,041,708 ÷ 952,237 shares)		$ 6.34
Maximum offering price per share (100/94.25 of $6.34)		$ 6.73
Class T: Net Asset Value and redemption price per share ($9,431,996 ÷ 1,491,319 shares)		$ 6.32
Maximum offering price per share (100/96.50 of $6.32)		$ 6.55
Class B: Net Asset Value and offering price per share ($12,805,416 ÷ 2,036,564 shares) A		$ 6.29
Class C: Net Asset Value and offering price per share ($10,334,748 ÷ 1,643,480 shares) A		$ 6.29
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,327,481 ÷ 208,801 shares)		$ 6.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 14,031
Interest		38,307
Total income		52,338
Expenses
Management fee	$ 103,364
Transfer agent fees	87,976
Distribution fees	130,281
Accounting fees and expenses	30,087
Non-interested trustees' compensation	56
Custodian fees and expenses	8,626
Registration fees	78,388
Audit	12,954
Legal	164
Miscellaneous	16,649
Total expenses before reductions	468,545
Expense reductions	(116,874)	351,671
Net investment income (loss)		(299,333)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,705,529)
Foreign currency transactions	(1,055)
Total net realized gain (loss)		(1,706,584)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,236,332)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(3,236,346)
Net gain (loss)		(4,942,930)
Net increase (decrease) in net assets resulting from operations		$ (5,242,263)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	December 27, 2000 (commencement of operations) to July 31, 2001
Operations
Net investment income (loss)	$ (299,333)	$ (135,670)
Net realized gain (loss)	(1,706,584)	(1,146,587)
Change in net unrealized appreciation (depreciation)	(3,236,346)	(2,100,788)
Net increase (decrease) in net assets resulting from operations	(5,242,263)	(3,383,045)
Share transactions - net increase (decrease)	17,117,057	31,428,665
Redemption fees	7,479	13,456
Total increase (decrease) in net assets	11,882,273	28,059,076
Net Assets
Beginning of period	28,059,076	-
End of period (including accumulated net investment loss of $299,333 and $0, respectively)	$ 39,941,349	$ 28,059,076

Financial Highlights - Class A

	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 F
Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 F
Net asset value, beginning of period	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.04)
Net realized and unrealized gain (loss)	(.71)	(2.88)
Total from investment operations	(.75)	(2.92)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 6.34	$ 7.09
Total Return B, C, D	(10.58)%	(29.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.19% A	3.07% A
Expenses net of voluntary waivers, if any	1.50% A	1.50% A
Expenses net of all reductions	1.49% A	1.49% A
Net Investment Income (loss)	(1.19)% A	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,042	$ 4,232
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class T

Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 F
Net asset value, beginning of period	$ 7.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.05)
Net realized and unrealized gain (loss)	(.70)	(2.89)
Total from investment operations	(.75)	(2.94)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 6.32	$ 7.07
Total Return B, C, D	(10.61)%	(29.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.43% A	3.29% A
Expenses net of voluntary waivers, if any	1.75% A	1.75% A
Expenses net of all reductions	1.74% A	1.74% A
Net Investment Income (loss)	(1.45)% A	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,432	$ 7,721
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 F
Net asset value, beginning of period	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.07)
Net realized and unrealized gain (loss)	(.69)	(2.89)
Total from investment operations	(.76)	(2.96)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 6.29	$ 7.05
Total Return B, C, D	(10.78)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.93% A	3.83% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.24% A	2.24% A
Net Investment Income (loss)	(1.95)% A	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,805	$ 8,875
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 F
Net asset value, beginning of period	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.07)
Net realized and unrealized gain (loss)	(.69)	(2.89)
Total from investment operations	(.76)	(2.96)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 6.29	$ 7.05
Total Return B, C, D	(10.78)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.79% A	3.73% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.24% A	2.24% A
Net Investment Income (loss)	(1.94)% A	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,335	$ 6,321
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Selected Per-Share Data	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001 E
Net asset value, beginning of period	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.03)
Net realized and unrealized gain (loss)	(.70)	(2.89)
Total from investment operations	(.73)	(2.92)
Redemption fees added to paid in capital D	-	.01
Net asset value, end of period	$ 6.36	$ 7.09
Total Return B, C	(10.30)%	(29.10)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.67% A	2.58% A
Expenses net of voluntary waivers, if any	1.25% A	1.25% A
Expenses net of all reductions	1.24% A	1.24% A
Net Investment Income (loss)	(.95)% A	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,327	$ 911
Portfolio turnover rate	116% A	64% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 6,949	$ 19
Class T	.25%	.25%	21,716	-
Class B	.75%	.25%	59,636	44,727
Class C	.75%	.25%	41,980	29,527
			$ 130,281	$ 74,273

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 35,860	$ 16,764
Class T	20,711	6,728
Class B	17,075	17,075 *
Class C	2,506	2,506 *
	$ 76,152	$ 43,073

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 14,929	.54 *
Class T	23,133	.53 *
Class B	31,859	.53 *
Class C	16,590	.39 *
Institutional Class	1,465	.27 *
	$ 87,976

* Annualized

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Biotechnology

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $32,482 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 19,152
Class T	1.75%	29,680
Class B	2.25%	40,596
Class C	2.25%	22,905
Institutional Class	1.25%	2,265
		$ 114,598

Certain security trades were directed to brokers who paid $2,229 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $47.

7. Other Information.

At the end of the period, 1 unaffiliated shareholder held 10% of the total outstanding shares of the fund.

Biotechnology

Notes to Financial Statements (Unaudited) - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001	Six months ended January 31, 2002	December 27, 2000 (commencement of operations) to July 31, 2001
Class A Shares sold	499,037	699,478	$ 3,590,928	$ 5,545,338
Shares redeemed	(143,785)	(102,493)	(1,020,412)	(779,774)
Net increase (decrease)	355,252	596,985	$ 2,570,516	$ 4,765,564
Class T Shares sold	680,463	1,185,736	$ 4,943,997	$ 9,362,792
Shares redeemed	(280,561)	(94,319)	(1,854,738)	(706,463)
Net increase (decrease)	399,902	1,091,417	$ 3,089,259	$ 8,656,329
Class B Shares sold	1,155,083	1,306,490	$ 8,218,798	$ 10,210,270
Shares redeemed	(376,799)	(48,210)	(2,627,252)	(347,986)
Net increase (decrease)	778,284	1,258,280	$ 5,591,546	$ 9,862,284
Class C Shares sold	915,550	927,986	$ 6,448,879	$ 7,320,439
Shares redeemed	(168,729)	(31,327)	(1,192,780)	(223,327)
Net increase (decrease)	746,821	896,659	$ 5,256,099	$ 7,097,112
Institutional Class Shares sold	115,703	134,833	$ 854,218	$ 1,095,260
Shares redeemed	(35,282)	(6,453)	(244,581)	(47,884)
Net increase (decrease)	80,421	128,380	$ 609,637	$ 1,047,376

Biotechnology

Advisor Consumer Industries Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - Inst CL	-1.67%	-3.62%	65.78%	88.72%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Consumer Industries	1.09%	-1.50%	64.91%	86.44%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 268 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Consumer - Inst CL	-3.62%	10.64%	12.45%
S&P 500	-16.15%	9.04%	12.22%
GS Consumer Industries	-1.50%	10.52%	12.19%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $18,872 - an 88.72% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,644 - an 86.44% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Consumer Industries Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with John Porter, Portfolio Manager of Fidelity Advisor Consumer Industries Fund

Q. How did the fund perform, John?

A. For the six-month period that ended January 31, 2002, the fund's Institutional Class shares returned -1.67%. During the same period, the Goldman Sachs Consumer Industries Index - an index of 268 stocks designed to measure the performance of companies in the consumer industries sector - returned 1.09%, while the Standard & Poor's 500 Index fell 6.01%. For the 12 months that ended January 31, 2002, the fund's Institutional shares returned -3.62%, compared with returns of -1.50% for the Goldman Sachs index and -16.15% for the S&P 500.

Q. Why did the fund underperform the Goldman Sachs index?

A. Perhaps by being a bit too cautious. There have been a lot of pressure points on the American consumer over the past six months. With the economy and job market both weakening, consumer balance sheets were showing a good deal of debt, but consumers really weren't slowing their spending. I saw this as reason for concern and responded by adopting a cautious positioning, de-emphasizing consumer discretionary stocks and taking a more favorable view of consumer staples, where I saw better fundamental trends and more attractive valuations. That strategy worked pretty well until mid-fall, when investor sentiment changed course in the aftermath of September 11. The market was flooded with new liquidity from interest rate cuts and the prospects of an economic stimulus package, and investors began bidding up the consumer discretionary segment in anticipation of an economic recovery. Since the fund was underweighted in that segment compared with the Goldman Sachs index, it did not get the same lift. So it was well-positioned for the first half of the period, but not so well thereafter, which is generally why the fund underperformed the benchmark.

Q. How did you deal with these unusual events in the market?

A. My immediate reaction after 9/11 was to become even more cautious. There were a few retail and media stocks that I had been optimistic about prior to the attacks, even though I was underweighting the consumer discretionary sector as a whole. After 9/11, I pared back some of those positions. It soon became apparent, however, that the market was rallying around consumer discretionaries, so I bought back some of the names I'd sold. This was a short-term strategy change, based mainly on the market's optimistic reaction to external influences; it does not reflect my still-cautious view of this part of the industry over the longer term.

Q. What stocks did the most to help performance during the period?

A. The two largest contributors were Gillette and Procter & Gamble, both household names in the staples arena, which the market supported quite well. Both stocks also benefited from market enthusiasm about more realistic corporate growth expectations from their new CEOs. Philip Morris, another consumer staples name, also did well. Even with a cautious view toward consumer discretionary names, I found value in some retail-oriented stocks. Lowe's, for example, the home improvement company, did well on the basis of market expansion and same-store sales growth. Circuit City, which I bought after 9/11, benefited from overall resilience in the consumer electronics segment and had a nice run late in the year.

Q. Which stocks disappointed in their performance?

A. The biggest detractor was Kmart, the discount retailer, which fell quickly out of favor during the period and eventually filed for Chapter 11 bankruptcy protection. I sold this stock from the portfolio. Some of the media stocks I bought as value plays did not perform as well as I'd hoped. As the economy continued to soften, earnings outlooks at some of these companies - Viacom and Clear Channel, for example - fell more than expected, and the stocks did not sustain the valuation support I thought they had. Disappointing earnings forecasts also were responsible for poorer-than-expected performances from apparel retailers such as Gap and Abercrombie & Fitch.

Q. What's your near-term outlook, John?

A. My view hasn't changed that much. While the market appears to be pricing an economic recovery into the consumer discretionary segment, I remain skeptical. The job market is still weak. Consumer balance sheets are still highly leveraged. So I'm not very inspired by the fundamental outlook for discretionary-oriented consumer names, and when I look at their valuations, I'm even less inspired. Consumer staples still look like a better place to invest, so that is the positioning I'll likely maintain going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Note to shareholders: Effective March 1, 2002, Brian Hanson became Portfolio Manager of Fidelity Advisor Consumer Industries Fund.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than
$37 million

Manager: John Porter, since 1999; joined Fidelity in 1995

3

Semiannual Report

Advisor Consumer Industries Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Gillette Co.	6.3
Avon Products, Inc.	5.8
Philip Morris Companies, Inc.	4.4
Home Depot, Inc.	4.3
Kimberly-Clark Corp.	4.2
The Coca-Cola Co.	4.1
PepsiCo, Inc.	4.0
Viacom, Inc. Class B (non-vtg.)	2.7
Best Buy Co., Inc.	2.6
Estee Lauder Companies, Inc. Class A	2.4
40.8
Top Industries as of January 31, 2002
% of fund's net assets
Media	15.1%
Personal Products	14.8%
Specialty Retail	14.0%
Beverages	8.9%
Multiline Retail	8.2%
All Others *	39.0%

* Includes short-term investments and net other assets.

Semiannual Report

Advisor Consumer Industries Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value (Note 1)
AUTOMOBILES - 0.2%
Harley-Davidson, Inc.	1,400	$ 79,800
BEVERAGES - 8.9%
Anheuser-Busch Companies, Inc.	1,600	75,632
Coca-Cola Enterprises, Inc.	3,000	48,750
Pepsi Bottling Group, Inc.	8,400	193,620
PepsiCo, Inc.	29,249	1,465,082
The Coca-Cola Co.	34,450	1,507,188
TOTAL BEVERAGES		3,290,272
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Apollo Group, Inc. Class A (a)	1,700	79,305
Aramark Corp. Class B	12,600	321,300
Cendant Corp. (a)	25,100	438,748
Cintas Corp.	1,500	75,030
Manpower, Inc.	4,100	143,131
Weight Watchers International, Inc.	3,400	131,750
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,189,264
DIVERSIFIED FINANCIALS - 0.2%
Moody's Corp.	1,600	60,032
ELECTRICAL EQUIPMENT - 0.6%
Rayovac Corp. (a)	14,800	229,400
FOOD & DRUG RETAILING - 3.8%
Albertson's, Inc.	7,830	225,113
Rite Aid Corp. (a)	43,400	103,292
Safeway, Inc. (a)	9,250	374,163
Sysco Corp.	2,600	77,012
Walgreen Co.	16,140	585,559
Whole Foods Market, Inc. (a)	900	38,520
TOTAL FOOD & DRUG RETAILING		1,403,659
FOOD PRODUCTS - 3.3%
Dean Foods Co. (a)	700	45,780
H.J. Heinz Co.	3,500	144,900
Hershey Foods Corp.	3,280	230,814
Kellogg Co.	4,100	126,526
Kraft Foods, Inc. Class A	7,400	274,244
McCormick & Co., Inc. (non-vtg.)	2,580	114,036
Sara Lee Corp.	5,800	122,670
Unilever NV (NY Shares)	900	50,706
Wm. Wrigley Jr. Co.	2,000	109,280
TOTAL FOOD PRODUCTS		1,218,956
HOTELS, RESTAURANTS & LEISURE - 6.3%
Brinker International, Inc. (a)	1,500	50,640
CEC Entertainment, Inc. (a)	950	42,703
Harrah's Entertainment, Inc. (a)	8,400	320,628
Hilton Hotels Corp.	4,800	57,600
International Game Technology (a)	1,200	78,960

	Shares	Value (Note 1)
Jack in the Box, Inc. (a)	5,800	$ 162,400
Krispy Kreme Doughnuts, Inc. (a)	900	35,865
Mandalay Resort Group (a)	1,600	43,280
Marriott International, Inc. Class A	1,800	73,404
McDonald's Corp.	20,500	557,190
MGM Mirage, Inc. (a)	5,400	175,824
Outback Steakhouse, Inc. (a)	2,600	96,460
Park Place Entertainment Corp. (a)	10,600	103,350
Six Flags, Inc. (a)	4,200	63,168
Starbucks Corp. (a)	5,700	135,489
Starwood Hotels & Resorts Worldwide, Inc. unit	5,800	198,650
Wendy's International, Inc.	3,720	116,064
WMS Industries, Inc. (a)	1,900	32,851
TOTAL HOTELS, RESTAURANTS & LEISURE		2,344,526
HOUSEHOLD DURABLES - 0.7%
Newell Rubbermaid, Inc.	6,700	184,987
Whirlpool Corp.	900	65,430
TOTAL HOUSEHOLD DURABLES		250,417
HOUSEHOLD PRODUCTS - 6.4%
Colgate-Palmolive Co.	5,180	296,037
Kimberly-Clark Corp.	25,800	1,555,740
Procter & Gamble Co.	6,585	537,863
TOTAL HOUSEHOLD PRODUCTS		2,389,640
INDUSTRIAL CONGLOMERATES - 0.6%
Tyco International Ltd.	6,400	224,960
INTERNET & CATALOG RETAIL - 0.7%
Amazon.com, Inc. (a)	19,100	271,029
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Mattel, Inc.	10,000	190,000
MEDIA - 15.1%
Adelphia Communications Corp. Class A	4,070	105,047
AOL Time Warner, Inc. (a)	16,010	421,223
Clear Channel Communications, Inc. (a)	9,549	439,636
Comcast Corp. Class A (special) (a)	21,580	765,658
Cox Communications, Inc. Class A (a)	1,900	71,155
EchoStar Communications Corp. Class A (a)	3,100	84,630
Fox Entertainment Group, Inc. Class A (a)	20,900	439,945
Gannett Co., Inc.	1,080	72,846
Gemstar-TV Guide International, Inc. (a)	12,700	231,140
Interpublic Group of Companies, Inc.	5,100	147,237
Liberty Media Corp. Class A (a)	39,200	509,600
McGraw-Hill Companies, Inc.	1,100	70,488
News Corp. Ltd. ADR	5,700	159,600
Omnicom Group, Inc.	5,310	463,935
Radio One, Inc. Class A (a)	2,200	38,786
The New York Times Co. Class A	1,700	71,621
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Tribune Co.	6,700	$ 249,039
Univision Communications, Inc. Class A (a)	2,000	69,960
Viacom, Inc. Class B (non-vtg.) (a)	25,297	1,011,627
Walt Disney Co.	8,300	174,798
TOTAL MEDIA		5,597,971
MULTILINE RETAIL - 8.2%
BJ's Wholesale Club, Inc. (a)	10,360	492,618
Costco Wholesale Corp. (a)	11,900	547,400
Dollar Tree Stores, Inc. (a)	1,800	59,418
Family Dollar Stores, Inc.	8,200	276,586
Federated Department Stores, Inc. (a)	2,200	91,564
Fred's, Inc. Class A	800	34,472
JCPenney Co., Inc.	4,420	109,925
Kohls Corp. (a)	1,300	86,177
Target Corp.	18,000	799,380
The May Department Stores Co.	2,500	92,000
Wal-Mart Stores, Inc.	7,480	448,650
TOTAL MULTILINE RETAIL		3,038,190
PERSONAL PRODUCTS - 14.8%
Alberto-Culver Co. Class A	2,800	113,428
Avon Products, Inc.	43,850	2,157,420
Estee Lauder Companies, Inc. Class A	27,830	898,909
Gillette Co.	70,100	2,334,328
TOTAL PERSONAL PRODUCTS		5,504,085
SPECIALTY RETAIL - 14.0%
Abercrombie & Fitch Co. Class A (a)	5,750	152,663
American Eagle Outfitters, Inc. (a)	1,650	41,976
AutoNation, Inc. (a)	11,400	144,780
AutoZone, Inc. (a)	2,300	155,595
Bed Bath & Beyond, Inc. (a)	8,800	304,304
Best Buy Co., Inc. (a)	12,900	954,600
Circuit City Stores, Inc.:
CarMax Group (a)	4,700	99,029
Circuit City Group	9,940	296,610
Foot Locker, Inc. (a)	3,400	52,700
Gap, Inc.	10,400	149,760
Gymboree Corp. (a)	2,400	33,552
Home Depot, Inc.	31,890	1,597,370
Lowe's Companies, Inc.	17,800	820,046
Office Depot, Inc. (a)	5,500	90,475
Ross Stores, Inc.	2,200	79,926
The Limited, Inc.	5,600	103,880
Toys 'R' Us, Inc. (a)	5,900	115,404
TOTAL SPECIALTY RETAIL		5,192,670

	Shares	Value (Note 1)
TEXTILES & APPAREL - 2.7%
Coach, Inc. (a)	8,300	$ 383,045
Gucci Group NV (NY Shares)	850	73,100
Liz Claiborne, Inc.	8,400	229,908
NIKE, Inc. Class B	1,900	113,829
Phillips-Van Heusen Corp.	6,500	79,950
Reebok International Ltd. (a)	3,400	100,708
TOTAL TEXTILES & APPAREL		980,540
TOBACCO - 4.4%
Philip Morris Companies, Inc.	32,700	1,638,597
TOTAL COMMON STOCKS (Cost $30,634,124)		35,094,008
Money Market Funds - 8.8%

Fidelity Cash Central Fund, 1.88% (b)	2,046,238	2,046,238
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	1,215,015	1,215,015
TOTAL MONEY MARKET FUNDS (Cost $3,261,253)		3,261,253
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $33,895,377)		38,355,261
NET OTHER ASSETS - (3.4)%		(1,274,477)
NET ASSETS - 100%		$ 37,080,784
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $26,093,875 and $25,331,525, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,291 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $198,800.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $34,386,804. Net unrealized appreciation aggregated $3,968,457, of which $5,276,300 related to appreciated investment securities and $1,307,843 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Advisor Consumer Industries Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,227,574) (cost $33,895,377) - See accompanying schedule		$ 38,355,261
Cash		75
Receivable for investments sold		1,405,749
Receivable for fund shares sold		28,630
Dividends receivable		21,426
Interest receivable		4,098
Other receivables		291
Total assets		39,815,530
Liabilities
Payable for investments purchased	$ 1,409,254
Payable for fund shares redeemed	38,642
Accrued management fee	15,941
Distribution fees payable	21,523
Other payables and accrued expenses	34,371
Collateral on securities loaned, at value	1,215,015
Total liabilities		2,734,746
Net Assets		$ 37,080,784
Net Assets consist of:
Paid in capital		$ 34,522,744
Accumulated net investment (loss)		(104,809)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,797,035)
Net unrealized appreciation (depreciation) on investments		4,459,884
Net Assets		$ 37,080,784
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,445,416 ÷ 305,310 shares)		$ 14.56
Maximum offering price per share (100/94.25 of $14.56)		$ 15.45
Class T: Net Asset Value and redemption price per share ($12,372,456 ÷ 858,677 shares)		$ 14.41
Maximum offering price per share (100/96.50 of $14.41)		$ 14.93
Class B: Net Asset Value and offering price per share ($13,259,960 ÷ 943,774 shares) A		$ 14.05
Class C: Net Asset Value and offering price per share ($5,707,084 ÷ 405,629 shares) A		$ 14.07
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,295,868 ÷ 87,786 shares)		$ 14.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 199,875
Interest		39,722
Security lending		990
Total income		240,587
Expenses
Management fee	$ 102,779
Transfer agent fees	66,440
Distribution fees	125,421
Accounting and security lending fees	30,096
Non-interested trustees' compensation	60
Custodian fees and expenses	4,925
Registration fees	31,665
Audit	14,223
Legal	226
Miscellaneous	15,979
Total expenses before reductions	391,814
Expense reductions	(46,418)	345,396
Net investment income (loss)		(104,809)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,426,076)
Foreign currency transactions	1,308
Total net realized gain (loss)		(1,424,768)
Change in net unrealized appreciation (depreciation) on investments		749,518
Net gain (loss)		(675,250)
Net increase (decrease) in net assets resulting from operations		$ (780,059)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Consumer Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ (104,809)	$ (114,395)
Net realized gain (loss)	(1,424,768)	1,513,567
Change in net unrealized appreciation (depreciation)	749,518	(1,173,817)
Net increase (decrease) in net assets resulting from operations	(780,059)	225,355
Distributions to shareholders from net realized gain	(879,493)	-
Share transactions - net increase (decrease)	954,398	7,152,978
Redemption fees	1,631	3,795
Total increase (decrease) in net assets	(703,523)	7,382,128
Net Assets
Beginning of period	37,784,307	30,402,179
End of period (including accumulated net investment loss of $104,809 and $0, respectively)	$ 37,080,784	$ 37,784,307

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.20	$ 15.04	$ 16.01	$ 15.08	$ 13.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.01	(.04)	(.03)	(.06)	(.05)
Net realized and unrealized gain (loss)	(.28)	.15	(.68)	1.80	3.31	3.60
Total from investment operations	(.29)	.16	(.72)	1.77	3.25	3.55
Less Distributions
From net realized gain	(.35)	-	(.20)	(.85)	(1.68)	(.07)
In excess of net realized gain	-	-	(.06)	-	-	-
Total distributions	(.35)	-	(.26)	(.85)	(1.68)	(.07)
Redemption fees added to paid in capital E	-	-	.01	.01	.03	-
Net asset value, end of period	$ 14.56	$ 15.20	$ 15.04	$ 16.01	$ 15.08	$ 13.48
Total Return B, C, D	(1.83)%	1.06%	(4.48)%	13.49%	27.48%	35.68%
Ratios to Average Net Assets G
Expenses before expense reductions	1.75% A	1.71%	1.62%	1.61%	2.47%	7.51% A
Expenses net of voluntary waivers, if any	1.50% A	1.50%	1.50%	1.55%	1.75%	1.75% A
Expenses net of all reductions	1.49% A	1.49%	1.49%	1.54%	1.73%	1.73% A
Net Investment Income (loss)	(.13)% A	.08%	(.24)%	(.19)%	(.47)%	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,445	$ 4,648	$ 3,609	$ 3,504	$ 2,220	$ 944
Portfolio turnover rate	154% A	77%	69%	80%	144%	203% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.06	$ 14.93	$ 15.93	$ 15.00	$ 13.45	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.02)	(.08)	(.06)	(.10)	(.09)
Net realized and unrealized gain (loss)	(.27)	.15	(.67)	1.79	3.28	3.60
Total from investment operations	(.30)	.13	(.75)	1.73	3.18	3.51
Less Distributions
From net realized gain	(.35)	-	(.20)	(.81)	(1.66)	(.06)
In excess of net realized gain	-	-	(.06)	-	-	-
Total distributions	(.35)	-	(.26)	(.81)	(1.66)	(.06)
Redemption fees added to paid in capital E	-	-	.01	.01	.03	-
Net asset value, end of period	$ 14.41	$ 15.06	$ 14.93	$ 15.93	$ 15.00	$ 13.45
Total Return B, C, D	(1.91)%	.87%	(4.69)%	13.20%	26.93%	35.25%
Ratios to Average Net Assets G
Expenses before expense reductions	2.01% A	1.98%	1.85%	1.83%	2.21%	3.81% A
Expenses net of voluntary waivers, if any	1.75% A	1.75%	1.75%	1.79%	2.00%	2.00% A
Expenses net of all reductions	1.74% A	1.73%	1.73%	1.77%	1.98%	1.97% A
Net Investment Income (loss)	(.38)% A	(.17)%	(.49)%	(.42)%	(.71)%	(.83)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,372	$ 12,899	$ 13,275	$ 21,714	$ 13,989	$ 7,314
Portfolio turnover rate	154% A	77%	69%	80%	144%	203% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 14.73	$ 14.69	$ 15.76	$ 14.91	$ 13.42	$ 11.46
Income from Investment Operations
Net investment income (loss) E	(.06)	(.10)	(.15)	(.14)	(.17)	(.08)
Net realized and unrealized gain (loss)	(.27)	.14	(.67)	1.79	3.26	2.04
Total from investment operations	(.33)	.04	(.82)	1.65	3.09	1.96
Less Distributions
From net realized gain	(.35)	-	(.20)	(.81)	(1.64)	-
In excess of net realized gain	-	-	(.06)	-	-	-
Total distributions	(.35)	-	(.26)	(.81)	(1.64)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.04	-
Net asset value, end of period	$ 14.05	$ 14.73	$ 14.69	$ 15.76	$ 14.91	$ 13.42
Total Return B, C, D	(2.16)%	.27%	(5.19)%	12.71%	26.30%	17.10%
Ratios to Average Net Assets G
Expenses before expense reductions	2.51% A	2.51%	2.41%	2.39%	3.46%	11.82% A
Expenses net of voluntary waivers, if any	2.25% A	2.25%	2.25%	2.31%	2.50%	2.50% A
Expenses net of all reductions	2.24% A	2.24%	2.24%	2.30%	2.48%	2.46% A
Net Investment Income (loss)	(.88)% A	(.67)%	(.99)%	(.95)%	(1.23)%	(1.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,260	$ 13,483	$ 9,021	$ 9,832	$ 5,419	$ 596
Portfolio turnover rate	154% A	77%	69%	80%	144%	203% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 14.75	$ 14.71	$ 15.78	$ 14.95	$ 12.66
Income from Investment Operations
Net investment income (loss) E	(.06)	(.10)	(.15)	(.15)	(.13)
Net realized and unrealized gain (loss)	(.27)	.14	(.67)	1.80	2.87
Total from investment operations	(.33)	.04	(.82)	1.65	2.74
Less Distributions
From net realized gain	(.35)	-	(.20)	(.83)	(.49)
In excess of net realized gain	-	-	(.06)	-	-
Total distributions	(.35)	-	(.26)	(.83)	(.49)
Redemption fees added to paid in capital E	-	-	.01	.01	.04
Net asset value, end of period	$ 14.07	$ 14.75	$ 14.71	$ 15.78	$ 14.95
Total Return B, C, D	(2.16)%	.27%	(5.19)%	12.72%	22.67%
Ratios to Average Net Assets G
Expenses before expense reductions	2.47% A	2.49%	2.42%	2.42%	4.85% A
Expenses net of voluntary waivers, if any	2.25% A	2.25%	2.25%	2.32%	2.50% A
Expenses net of all reductions	2.24% A	2.24%	2.24%	2.30%	2.48% A
Net Investment Income (loss)	(.88)% A	(.67)%	(.99)%	(.95)%	(1.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,707	$ 5,504	$ 3,048	$ 2,758	$ 1,461
Portfolio turnover rate	154% A	77%	69%	80%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 15.38	$ 15.18	$ 16.11	$ 15.12	$ 13.51	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.05	(.00)	.02	(.03)	(.01)
Net realized and unrealized gain (loss)	(.28)	.15	(.69)	1.81	3.31	3.59
Total from investment operations	(.27)	.20	(.69)	1.83	3.28	3.58
Less Distributions
From net realized gain	(.35)	-	(.20)	(.85)	(1.70)	(.07)
In excess of net realized gain	-	-	(.06)	-	-	-
Total distributions	(.35)	-	(.26)	(.85)	(1.70)	(.07)
Redemption fees added to paid in capital D	-	-	.02	.01	.03	-
Net asset value, end of period	$ 14.76	$ 15.38	$ 15.18	$ 16.11	$ 15.12	$ 13.51
Total Return B, C	(1.67)%	1.32%	(4.20)%	13.87%	27.70%	35.98%
Ratios to Average Net Assets F
Expenses before expense reductions	1.49% A	1.57%	1.31%	1.29%	1.78%	5.41% A
Expenses net of voluntary waivers, if any	1.25% A	1.25%	1.25%	1.26%	1.50%	1.50% A
Expenses net of all reductions	1.24% A	1.24%	1.24%	1.24%	1.48%	1.48% A
Net Investment Income (loss)	.11% A	.33%	.01%	.11%	(.20)%	(.13)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,296	$ 1,249	$ 1,449	$ 5,954	$ 4,745	$ 1,333
Portfolio turnover rate	154% A	77%	69%	80%	144%	203% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 5,281	$ -
Class T	.25%	.25%	29,860	-
Class B	.75%	.25%	63,541	47,655
Class C	.75%	.25%	26,739	11,878
			$ 125,421	$ 59,533

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 6,468	$ 3,789
Class T	6,129	1,769
Class B	29,651	29,651*
Class C	439	439*
	$ 42,687	$ 35,648

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 7,871	.37*
Class T	22,744	.38*
Class B	24,340	.38*
Class C	9,271	.35*
Institutional Class	2,214	.36*
	$ 66,440

* Annualized

Consumer Industries

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $39,695 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 5,202
Class T	1.75%	15,296
Class B	2.25%	16,407
Class C	2.25%	5,872
Institutional Class	1.25%	1,438
		$ 44,215

Certain security trades were directed to brokers who paid $2,203 of the fund's expenses.

Consumer Industries

Notes to Financial Statements (Unaudited) - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net realized gain
Class A	$ 102,121	$ -
Class T	294,779	-
Class B	320,657	-
Class C	132,591	-
Institutional Class	29,345	-
Total	$ 879,493	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	Year ended July 31, 2001	Six months ended January 31, 2002	Year ended July 31, 2001
Class A Shares sold	61,017	136,228	$ 855,697	$ 2,051,057
Reinvestment of distributions	6,798	-	95,577	-
Shares redeemed	(68,420)	(70,233)	(959,617)	(1,052,253)
Net increase (decrease)	(605)	65,995	$ (8,343)	$ 998,804
Class T Shares sold	93,502	201,347	$ 1,301,550	$ 3,018,915
Reinvestment of distributions	20,155	-	280,760	-
Shares redeemed	(111,497)	(233,691)	(1,552,443)	(3,482,688)
Net increase (decrease)	2,160	(32,344)	$ 29,867	$ (463,773)
Class B Shares sold	122,550	434,382	$ 1,667,595	$ 6,341,791
Reinvestment of distributions	19,349	-	263,342	-
Shares redeemed	(113,468)	(132,989)	(1,540,632)	(1,935,102)
Net increase (decrease)	28,431	301,393	$ 390,305	$ 4,406,689
Class C Shares sold	74,818	237,100	$ 1,009,809	$ 3,450,817
Reinvestment of distributions	8,123	-	110,717	-
Shares redeemed	(50,460)	(71,102)	(677,046)	(1,035,488)
Net increase (decrease)	32,481	165,998	$ 443,480	$ 2,415,329
Institutional Class Shares sold	10,420	43,217	$ 148,768	$ 660,799
Reinvestment of distributions	1,131	-	16,100	-
Shares redeemed	(4,969)	(57,468)	(65,779)	(864,870)
Net increase (decrease)	6,582	(14,251)	$ 99,089	$ (204,071)

Consumer Industries

Advisor Cyclical Industries Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - Inst CL	-2.73%	-0.47%	57.68%	82.32%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Cyclical Industries	-5.87%	-7.09%	23.83%	41.91%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 240 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Cyclical - Inst CL	-0.47%	9.53%	11.73%
S&P 500	-16.15%	9.04%	12.22%
GS Cyclical Industries	-7.09%	4.37%	6.68%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $18,232 - an 82.32% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,191 - a 41.91% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Cyclical Industries Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Pratima Abichandani, Portfolio Manager of Fidelity Advisor Cyclical Industries Fund

Q. How did the fund perform, Pratima?

A. For the six months that ended January 31, 2002, the fund's Institutional Class shares had a total return of -2.73%. During the same period, the Goldman Sachs Cyclical Industries Index, an index of 240 stocks designed to measure the performance of companies in the cyclical industries sector, returned -5.87%, while the Standard & Poor's 500 Index had a return of -6.01%. For the 12-month period that ended January 31, 2002, the fund's Institutional Class shares had a total return of -0.47%, while the Goldman Sachs index returned -7.09% and the S&P 500 index returned -16.15%.

Q. What were the principal factors that affected fund performance during the six-month period?

A. Cyclical stocks performed poorly over the full six months, primarily because of the dramatic decline in their prices immediately following the events of September 11, which delayed any hopes of a quick economic recovery. While performance was negative for the six months, the prices of many stocks did recover from their post-September 11 lows. The fund's strong performance relative to the Goldman Sachs index was helped by good stock selection and my substantial underweightings in troubled industries such as automobiles and commodity chemicals, and by my emphasis on areas such as home building that were helped by low interest rates.

Q. What were your principal strategies?

A. I focused on companies that I thought would benefit in an economic recovery. My larger positions included holdings in the home building, home furnishings and home appliance industries, which stood to benefit from persistent consumer demand and low interest rates. I also invested in diversified conglomerates with good cost controls as well as in transportation companies and testing and instrumentation companies. I favored companies that provided technical instruments and consumables for the industrial and health care markets, where I thought demand would persist even if a recovery was delayed. I avoided companies in such sectors as autos, which had declining profitability and whose higher sales were being driven by incentives, and commodity chemicals, where poor fundamentals were not fully reflected in valuations.

Semiannual Report

Advisor Consumer Industries Fund
Fund Talk: The Manager's Overview - continued

Q. Did your strategy change after September 11?

A. The only change was in airline industry stocks. I had overweighted these stocks before September 11 because they had attractive valuations and seemed poised to do well in an economic rebound. While I didn't reduce this emphasis, I did focus on companies with better balance sheets that would help them survive short-term difficulties. For example, I bought more shares of Northwest Airlines.

Q. What types of investments had the greatest influence on performance?

A. The overweighting of home builders helped. Builders such as Centex, Beazer Homes and Ryland Group all performed well, as did firms in related industries, including Furniture Brands, Black & Decker and Mohawk Industries. Not owning Dow Chemical was a good decision. The company was hard-hit by potential asbestos-related problems. On the negative side, conglomerate Tyco International was a major detractor, as it was plagued by concerns about its accounting practices. However, the company had solid cash flow and still was a major holding at the end of the period. Airline stocks such as United Airlines and Northwest Airlines were detractors even though their stocks recovered some of the value they lost immediately after September 11.

Q. What's your outlook for cyclical stocks?

A. While I hesitate to forecast an economic recovery, there are indications that the economy no longer is deteriorating. Reports from the National Association of Purchasing Managers, for example, indicate that new customer orders have improved. Also, earnings in the second half of 2002 will likely have easier comparisons to earnings reported for the second half of 2001. I intend to maintain my emphasis on companies with good balance sheets that have the potential to benefit from an improving economy, and I will continue to look for fresh, new ideas generated by our team of analysts. While valuations are moderate, the business fundamentals remain close to a bottom. Stocks likely will see incremental benefit from an improving economy. I think the fund is well-positioned to benefit in an economic rebound when there is one.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than
$26 million

Manager: Pratima Abichandani, since 2000; joined Fidelity in 1994

3

Cyclical Industries

Advisor Cyclical Industries Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Tyco International Ltd.	8.2
General Electric Co.	4.4
Minnesota Mining & Manufacturing Co.	4.2
General Motors Corp.	2.5
United Technologies Corp.	2.4
Honeywell International, Inc.	2.3
Lockheed Martin Corp.	2.1
Illinois Tool Works, Inc.	2.1
Black & Decker Corp.	2.1
Union Pacific Corp.	1.8
32.1
Top Industries as of January 31, 2002
% of fund's net assets
Industrial Conglomerates	16.8%
Household Durables	13.5%
Machinery	13.3%
Aerospace & Defense	11.3%
Road & Rail	6.9%
All Others*	38.2%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Cyclical Industries Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 11.3%
Boeing Co.	10,100	$ 413,595
EDO Corp.	4,000	104,160
Honeywell International, Inc.	18,212	612,105
L-3 Communications Holdings, Inc. (a)	700	71,764
Lockheed Martin Corp.	10,614	562,224
Northrop Grumman Corp.	3,200	357,152
Raytheon Co.	5,400	206,658
United Technologies Corp.	9,211	633,072
TOTAL AEROSPACE & DEFENSE		2,960,730
AIR FREIGHT & COURIERS - 1.0%
Expeditors International of Washington, Inc.	900	54,513
United Parcel Service, Inc. Class B	3,700	212,676
TOTAL AIR FREIGHT & COURIERS		267,189
AIRLINES - 3.1%
Alaska Air Group, Inc. (a)	900	27,594
AMR Corp. (a)	7,600	189,544
Continental Airlines, Inc. Class B (a)	2,700	78,678
Delta Air Lines, Inc.	3,500	110,635
Northwest Airlines Corp. (a)	11,050	169,949
SkyWest, Inc.	1,100	30,140
Southwest Airlines Co.	10,337	195,783
TOTAL AIRLINES		802,323
AUTO COMPONENTS - 2.1%
American Axle & Manufacturing Holdings, Inc. (a)	1,400	37,800
ArvinMeritor, Inc.	2,000	48,100
Delphi Automotive Systems Corp.	11,800	168,622
Dura Automotive Systems, Inc. Class A (a)	1,100	13,035
Johnson Controls, Inc.	600	50,436
Keystone Automotive Industries, Inc. (a)	3,600	69,768
Michelin SA (Compagnie Generale des Etablissements) Series B	1,000	35,304
Superior Industries International, Inc.	700	27,146
TRW, Inc.	2,400	101,688
TOTAL AUTO COMPONENTS		551,899
AUTOMOBILES - 3.3%
General Motors Corp.	13,006	665,127
Toyota Motor Corp.	4,100	107,338
Winnebago Industries, Inc.	2,400	99,480
TOTAL AUTOMOBILES		871,945
BUILDING PRODUCTS - 4.4%
American Standard Companies, Inc. (a)	5,900	381,730
Dal-Tile International, Inc. (a)	6,000	138,420

	Shares	Value (Note 1)
Masco Corp.	14,900	$ 398,724
York International Corp.	6,200	235,724
TOTAL BUILDING PRODUCTS		1,154,598
CHEMICALS - 6.4%
Cambrex Corp.	1,200	52,740
Cytec Industries, Inc. (a)	4,300	102,297
Engelhard Corp.	5,300	147,658
Georgia Gulf Corp.	9,300	185,070
Lyondell Chemical Co.	8,100	109,107
Millennium Chemicals, Inc.	6,500	79,235
Minerals Technologies, Inc.	1,200	56,412
Monsanto Co.	3,000	99,900
Omnova Solutions, Inc.	14,700	106,575
PolyOne Corp.	12,400	124,620
Praxair, Inc.	7,200	417,960
Solutia, Inc.	15,700	139,573
Valspar Corp.	1,000	41,910
TOTAL CHEMICALS		1,663,057
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Allied Waste Industries, Inc. (a)	12,900	141,642
Avery Dennison Corp.	4,180	248,710
Herman Miller, Inc.	2,700	67,068
Republic Services, Inc. (a)	4,600	80,040
Steelcase, Inc. Class A	5,600	87,976
Waste Management, Inc.	4,800	138,336
TOTAL COMMERCIAL SERVICES & SUPPLIES		763,772
CONSTRUCTION & ENGINEERING - 0.9%
Fluor Corp.	3,000	96,150
Jacobs Engineering Group, Inc. (a)	2,300	147,200
TOTAL CONSTRUCTION & ENGINEERING		243,350
CONSTRUCTION MATERIALS - 1.2%
Centex Construction Products, Inc.	800	27,520
Lafarge North America, Inc.	1,100	44,572
Martin Marietta Materials, Inc.	3,674	149,789
Texas Industries, Inc.	2,700	100,170
TOTAL CONSTRUCTION MATERIALS		322,051
CONTAINERS & PACKAGING - 1.4%
Applied Extrusion Technologies, Inc. (a)	500	3,695
Aptargroup, Inc.	500	16,040
Bemis Co., Inc.	1,900	95,836
Owens-Illinois, Inc. (a)	3,500	44,940
Packaging Corp. of America (a)	2,200	39,468
Pactiv Corp. (a)	6,300	113,400
Sealed Air Corp. (a)	1,400	58,128
TOTAL CONTAINERS & PACKAGING		371,507
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - 1.4%
AMETEK, Inc.	900	$ 27,171
Baldor Electric Co.	2,900	63,075
Emerson Electric Co.	4,800	278,112
TOTAL ELECTRICAL EQUIPMENT		368,358
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
Millipore Corp.	4,200	225,540
PerkinElmer, Inc.	6,400	188,800
Thermo Electron Corp.	11,100	243,756
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		658,096
ENERGY EQUIPMENT & SERVICES - 0.2%
Baker Hughes, Inc.	700	24,640
Weatherford International, Inc. (a)	600	23,094
TOTAL ENERGY EQUIPMENT & SERVICES		47,734
FOOD PRODUCTS - 0.4%
Delta & Pine Land Co.	4,700	100,392
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Viasys Healthcare, Inc. (a)	1,519	34,557
HOUSEHOLD DURABLES - 13.5%
Beazer Homes USA, Inc. (a)	3,300	264,330
Black & Decker Corp.	13,100	539,196
Centex Corp.	5,200	309,296
Champion Enterprises, Inc. (a)	2,100	25,956
D.R. Horton, Inc.	3,904	146,166
Fleetwood Enterprises, Inc.	5,600	61,600
Furniture Brands International, Inc. (a)	7,800	286,806
KB Home	1,500	64,590
Leggett & Platt, Inc.	9,900	239,877
Lennar Corp.	3,700	205,165
Maytag Corp.	4,300	137,084
Mohawk Industries, Inc. (a)	5,700	313,272
Oakwood Homes Corp. (a)	3,700	23,125
Pulte Homes, Inc.	3,000	141,450
Ryland Group, Inc.	2,300	180,113
Snap-On, Inc.	5,850	190,652
Standard Pacific Corp.	7,000	184,590
The Stanley Works	1,900	84,170
Toll Brothers, Inc. (a)	500	22,800
Whirlpool Corp.	1,600	116,320
TOTAL HOUSEHOLD DURABLES		3,536,558
INDUSTRIAL CONGLOMERATES - 16.8%
General Electric Co.	31,200	1,159,080

	Shares	Value (Note 1)
Minnesota Mining & Manufacturing Co.	9,900	$ 1,096,920
Tyco International Ltd.	60,800	2,137,119
TOTAL INDUSTRIAL CONGLOMERATES		4,393,119
MACHINERY - 13.3%
Albany International Corp. Class A	7,200	166,248
Astec Industries, Inc. (a)	3,200	40,672
Danaher Corp.	4,250	270,895
Eaton Corp.	4,200	309,036
Flowserve Corp. (a)	1,700	42,143
Graco, Inc.	1,000	38,450
IDEX Corp.	4,700	159,800
Illinois Tool Works, Inc.	7,800	556,764
Ingersoll-Rand Co. Ltd. Class A	6,100	269,803
Kennametal, Inc.	6,032	229,397
Milacron, Inc.	12,000	174,600
Navistar International Corp.	8,640	337,046
Oshkosh Truck Co.	2,000	109,000
Parker Hannifin Corp.	3,100	152,024
Pentair, Inc.	5,500	194,150
SPX Corp. (a)	3,100	353,896
Stewart & Stevenson Services, Inc.	3,300	57,750
Terex Corp. (a)	1,500	25,125
TOTAL MACHINERY		3,486,799
MARINE - 0.3%
Teekay Shipping Corp.	2,000	69,180
METALS & MINING - 1.3%
Alcan, Inc.	2,100	81,802
Alcoa, Inc.	940	33,699
Arch Coal, Inc.	1,800	35,820
Century Aluminum Co.	3,800	48,944
Massey Energy Corp.	1,900	28,177
Nucor Corp.	900	53,820
Teck Cominco Ltd. Class B (sub. vtg.)	7,200	58,768
TOTAL METALS & MINING		341,030
OIL & GAS - 0.6%
Pennzoil-Quaker State Co.	11,200	155,008
REAL ESTATE - 0.3%
LNR Property Corp.	1,900	63,897
ROAD & RAIL - 6.9%
Burlington Northern Santa Fe Corp.	7,300	206,152
C.H. Robinson Worldwide, Inc.	1,900	58,957
Canadian National Railway Co.	9,100	445,028
Canadian Pacific Railway Ltd.	2,050	40,063
CNF, Inc.	1,800	59,400
CSX Corp.	9,350	374,000
Common Stocks - continued
	Shares	Value (Note 1)
ROAD & RAIL - CONTINUED
Norfolk Southern Corp.	6,500	$ 146,575
Union Pacific Corp.	7,800	483,990
TOTAL ROAD & RAIL		1,814,165
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
Applied Materials, Inc. (a)	1,800	78,570
Cabot Microelectronics Corp. (a)	1,940	128,583
KLA-Tencor Corp. (a)	2,800	160,384
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		367,537
SPECIALTY RETAIL - 0.9%
AutoZone, Inc. (a)	1,000	67,650
Copart, Inc. (a)	2,100	47,460
Group 1 Automotive, Inc. (a)	2,900	83,375
O'Reilly Automotive, Inc. (a)	1,300	43,017
TOTAL SPECIALTY RETAIL		241,502
TOTAL COMMON STOCKS (Cost $23,646,628)		25,650,353
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 1.88% (b)	703,713	703,713
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	67,188	67,188
TOTAL MONEY MARKET FUNDS (Cost $770,901)		770,901
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $24,417,529)		26,421,254
NET OTHER ASSETS - (0.8)%		(220,232)
NET ASSETS - 100%		$ 26,201,022
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,760,000 and $3,110,289, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $376 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $24,568,736. Net unrealized appreciation aggregated $1,852,518, of which $3,604,835 related to appreciated investment securities and $1,752,317 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $197,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $61,589) (cost $24,417,529) - See accompanying schedule		$ 26,421,254
Receivable for fund shares sold		200,500
Dividends receivable		7,301
Interest receivable		2,635
Other receivables		204
Total assets		26,631,894
Liabilities
Payable for investments purchased	$ 261,656
Payable for fund shares redeemed	44,945
Accrued management fee	10,070
Distribution fees payable	15,593
Other payables and accrued expenses	31,420
Collateral on securities loaned, at value	67,188
Total liabilities		430,872
Net Assets		$ 26,201,022
Net Assets consist of:
Paid in capital		$ 24,561,426
Accumulated net investment (loss)		(61,784)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(302,343)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,003,723
Net Assets		$ 26,201,022
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,731,336 ÷ 253,366 shares)		$ 14.73
Maximum offering price per share (100/94.25 of $14.73)		$ 15.63
Class T: Net Asset Value and redemption price per share ($6,125,986 ÷ 418,298 shares)		$ 14.65
Maximum offering price per share (100/96.50 of $14.65)		$ 15.18
Class B: Net Asset Value and offering price per share ($8,987,938 ÷ 628,570 shares) A		$ 14.30
Class C: Net Asset Value and offering price per share ($5,023,051 ÷ 349,596 shares) A		$ 14.37
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,332,711 ÷ 156,006 shares)		$ 14.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 124,070
Interest		23,982
Security lending		820
Total income		148,872
Expenses
Management fee	$ 63,084
Transfer agent fees	38,309
Distribution fees	74,546
Accounting and security lending fees	30,062
Non-interested trustees' compensation	34
Custodian fees and expenses	5,640
Registration fees	31,318
Audit	14,191
Legal	110
Miscellaneous	7,122
Total expenses before reductions	264,416
Expense reductions	(53,760)	210,656
Net investment income (loss)		(61,784)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	20,087
Foreign currency transactions	202
Total net realized gain (loss)		20,289
Change in net unrealized appreciation (depreciation) on:
Investment securities	33,622
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		33,620
Net gain (loss)		53,909
Net increase (decrease) in net assets resulting from operations		$ (7,875)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Cyclical Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ (61,784)	$ (8,241)
Net realized gain (loss)	20,289	(212,272)
Change in net unrealized appreciation (depreciation)	33,620	1,724,343
Net increase (decrease) in net assets resulting from operations	(7,875)	1,503,830
Distributions to shareholders from net investment income	-	(13,935)
Distributions to shareholders from net realized gain	-	(257,584)
Total distributions	-	(271,519)
Share transactions - net increase (decrease)	8,009,577	7,890,735
Redemption fees	3,491	5,459
Total increase (decrease) in net assets	8,005,193	9,128,505
Net Assets
Beginning of period	18,195,829	9,067,324
End of period (including accumulated net investment loss of $61,784 and $0, respectively)	$ 26,201,022	$ 18,195,829

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.15	$ 13.56	$ 14.13	$ 13.56	$ 13.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.04	.02	.01	(.03)	(.01)
Net realized and unrealized gain (loss)	(.41)	1.98	(.33)	1.23	.76	3.89
Total from investment operations	(.42)	2.02	(.31)	1.24	.73	3.88
Less Distributions
From net investment income	-	(.04)	-	-	-	(.01)
From net realized gain	-	(.40)	(.27)	(.68)	(.99)	(.08)
Total distributions	-	(.44)	(.27)	(.68)	(.99)	(.09)
Redemption fees added to paid in capital E	-	.01	.01	.01	.02	.01
Net asset value, end of period	$ 14.73	$ 15.15	$ 13.56	$ 14.13	$ 13.56	$ 13.80
Total Return B, C, D	(2.77)%	15.27%	(2.13)%	10.81%	6.05%	39.11%
Ratios to Average Net Assets G
Expenses before expense reductions	2.00% A	2.59%	2.87%	3.53%	5.40%	15.94%A
Expenses net of voluntary waivers, if any	1.50% A	1.50%	1.50%	1.56%	1.75%	1.75%A
Expenses net of all reductions	1.50% A	1.49%	1.49%	1.54%	1.75%	1.73%A
Net Investment Income (loss)	(.13)% A	.28%	.18%	.05%	(.22)%	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,731	$ 2,270	$ 973	$ 896	$ 471	$ 365
Portfolio turnover rate	31% A	78%	111%	115%	100%	155%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.09	$ 13.48	$ 14.07	$ 13.51	$ 13.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	-	(.01)	(.03)	(.06)	(.04)
Net realized and unrealized gain (loss)	(.41)	2.00	(.34)	1.24	.77	3.89
Total from investment operations	(.44)	2.00	(.35)	1.21	.71	3.85
Less Distributions
From net investment income	-	(.01)	-	-	-	(.01)
From net realized gain	-	(.39)	(.25)	(.66)	(.99)	(.08)
Total distributions	-	(.40)	(.25)	(.66)	(.99)	(.09)
Redemption fees added to paid in capital E	-	.01	.01	.01	.02	.01
Net asset value, end of period	$ 14.65	$ 15.09	$ 13.48	$ 14.07	$ 13.51	$ 13.77
Total Return B, C, D	(2.92)%	15.18%	(2.43)%	10.57%	5.91%	38.81%
Ratios to Average Net Assets G
Expenses before expense reductions	2.26% A	2.85%	3.12%	3.77%	4.00%	6.37%A
Expenses net of voluntary waivers, if any	1.75% A	1.75%	1.75%	1.83%	2.00%	2.00%A
Expenses net of all reductions	1.75% A	1.74%	1.74%	1.81%	2.00%	1.97%A
Net Investment Income (loss)	(.38)% A	.03%	(.07)%	(.22)%	(.47)%	(.37)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,126	$ 5,654	$ 3,885	$ 3,471	$ 2,973	$ 1,920
Portfolio turnover rate	31% A	78%	111%	115%	100%	155%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 14.77	$ 13.25	$ 13.89	$ 13.40	$ 13.75	$ 11.56
Income from Investment Operations
Net investment income (loss) E	(.06)	(.07)	(.07)	(.09)	(.14)	(.06)
Net realized and unrealized gain (loss)	(.41)	1.95	(.34)	1.22	.76	2.25
Total from investment operations	(.47)	1.88	(.41)	1.13	.62	2.19
Less Distributions
From net realized gain	-	(.37)	(.24)	(.65)	(.99)	-
Redemption fees added to paid in capital E	-	.01	.01	.01	.02	-
Net asset value, end of period	$ 14.30	$ 14.77	$ 13.25	$ 13.89	$ 13.40	$ 13.75
Total Return B, C, D	(3.18)%	14.51%	(2.90)%	10.01%	5.23%	18.94%
Ratios to Average Net Assets G
Expenses before expense reductions	2.77% A	3.39%	3.64%	4.30%	7.44%	23.83%A
Expenses net of voluntary waivers, if any	2.25% A	2.25%	2.25%	2.31%	2.50%	2.50%A
Expenses net of all reductions	2.25% A	2.24%	2.24%	2.29%	2.50%	2.45%A
Net Investment Income (loss)	(.88)% A	(.47)%	(.57)%	(.70)%	(1.03)%	(1.11)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,988	$ 5,674	$ 1,879	$ 2,043	$ 985	$ 252
Portfolio turnover rate	31% A	78%	111%	115%	100%	155%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 14.84	$ 13.26	$ 13.91	$ 13.45	$ 12.54
Income from Investment Operations
Net investment income (loss) E	(.06)	(.07)	(.08)	(.09)	(.11)
Net realized and unrealized gain (loss)	(.41)	2.00	(.36)	1.20	1.39
Total from investment operations	(.47)	1.93	(.44)	1.11	1.28
Less Distributions
From net realized gain	-	(.35)	(.22)	(.67)	(.38)
Redemption fees added to paid in capital E	-	-	.01	.02	.01
Net asset value, end of period	$ 14.37	$ 14.84	$ 13.26	$ 13.91	$ 13.45
Total Return B, C, D	(3.17)%	14.78%	(3.11)%	9.94%	10.62%
Ratios to Average Net Assets G
Expenses before expense reductions	2.70% A	3.36%	3.62%	4.34%	18.91%A
Expenses net of voluntary waivers, if any	2.25% A	2.25%	2.25%	2.28%	2.50%A
Expenses net of all reductions	2.25% A	2.24%	2.24%	2.27%	2.50%A
Net Investment Income (loss)	(.88)% A	(.47)%	(.57)%	(.67)%	(1.06)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,023	$ 2,847	$ 625	$ 1,451	$ 165
Portfolio turnover rate	31% A	78%	111%	115%	100%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 15.37	$ 13.70	$ 14.28	$ 13.68	$ 13.84	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.08	.06	.04	.01G	.03
Net realized and unrealized gain (loss)	(.43)	2.05	(.36)	1.25	.75	3.91
Total from investment operations	(.42)	2.13	(.30)	1.29	.76	3.94
Less Distributions
From net investment income	-	(.07)	-	-	-	(.02)
From net realized gain	-	(.40)	(.29)	(.70)	(.95)	(.08)
Total distributions	-	(.47)	(.29)	(.70)	(.95)	(.10)
Redemption fees added to paid in capital D	-	.01	.01	.01	.03	-
Net asset value, end of period	$ 14.95	$ 15.37	$ 13.70	$ 14.28	$ 13.68	$ 13.84
Total Return B, C	(2.73)%	15.95%	(2.04)%	11.15%	6.32%	39.64%
Ratios to Average Net Assets F
Expenses before expense reductions	1.64% A	2.27%	2.50%	3.12%	3.53%	3.16%A
Expenses net of voluntary waivers, if any	1.25% A	1.25%	1.25%	1.31%	1.50%	1.50%A
Expenses net of all reductions	1.25% A	1.24%	1.24%	1.29%	1.50%	1.48%A
Net Investment Income (loss)	.12% A	.53%	.43%	.31%	.04%	.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,333	$ 1,751	$ 1,706	$ 3,377	$ 1,360	$ 1,756
Portfolio turnover rate	31% A	78%	111%	115%	100%	155%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,322	$ -
Class T	.25%	.25%	14,072	-
Class B	.75%	.25%	38,182	28,636
Class C	.75%	.25%	18,970	13,434
			$ 74,546	$ 42,070

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 9,574	$ 5,950
Class T	5,622	2,240
Class B	15,479	15,479*
Class C	882	882*
	$ 31,557	$ 24,551

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 4,853	.36 *
Class T	10,376	.37 *
Class B	14,604	.38 *
Class C	5,907	.31 *
Institutional Class	2,569	.25 *
	$ 38,309

* Annualized

Cyclical Industries

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $23,912 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 6,705
Class T	1.75%	14,286
Class B	2.25%	19,875
Class C	2.25%	8,488
Institutional Class	1.25%	3,997
		$ 53,351
Certain security trades were directed to brokers who paid $409 of the fund's expenses.

8. Other Information.

At the end of the period, FMR or its affiliates held 7% of the total outstanding shares of the fund and one unaffiliated shareholder held 18% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ -	$ 3,164
Class T	-	2,758
Institutional Class	-	8,013
Total	$ -	$ 13,935
From net realized gain
Class A	$ -	$ 29,061
Class T	-	111,071
Class B	-	55,211
Class C	-	16,118
Institutional Class	-	46,123
Total	$ -	$ 257,584
	$ -	$ 271,519

Cyclical Industries

Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31,	Year ended July 31,	Six months ended January 31,	Year ended July 31,
	2002	2001	2002	2001
Class A Shares sold	148,909	108,889	$ 2,086,461	$ 1,601,205
Reinvestment of distributions	-	2,254	-	31,386
Shares redeemed	(45,355)	(33,084)	(622,692)	(490,978)
Net increase (decrease)	103,554	78,059	$ 1,463,769	$ 1,141,613
Class T Shares sold	153,594	234,442	$ 2,170,744	$ 3,452,851
Reinvestment of distributions	-	7,692	-	106,774
Shares redeemed	(109,983)	(155,660)	(1,537,071)	(2,211,958)
Net increase (decrease)	43,611	86,474	$ 633,673	$ 1,347,667
Class B Shares sold	421,182	388,730	$ 5,698,639	$ 5,600,715
Reinvestment of distributions	-	2,819	-	38,476
Shares redeemed	(176,718)	(149,191)	(2,439,775)	(2,176,209)
Net increase (decrease)	244,464	242,358	$ 3,258,864	$ 3,462,982
Class C Shares sold	199,977	176,254	$ 2,700,447	$ 2,555,029
Reinvestment of distributions	-	871	-	11,933
Shares redeemed	(42,289)	(32,342)	(596,402)	(470,804)
Net increase (decrease)	157,688	144,783	$ 2,104,045	$ 2,096,158
Institutional Class Shares sold	51,296	26,459	$ 688,283	$ 394,465
Reinvestment of distributions	-	3,435	-	48,404
Shares redeemed	(9,243)	(40,451)	(139,057)	(600,554)
Net increase (decrease)	42,053	(10,557)	$ 549,226	$ (157,685)

Cyclical Industries

Advisor Developing Communications Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Developing Communications - Inst CL	-17.34%	-37.13%	-30.40%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Developing Communications - Inst CL	-37.13%	-28.16%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have been $6,960 - a 30.40% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627 - a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Developing Communications Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Shep Perkins became Portfolio Manager of Fidelity Advisor Developing
Communications Fund on January 23, 2002.

Q. How did the fund perform, Shep?

A. Not too well. For the six months that ended January 31, 2002, the fund's Institutional Class shares returned -17.34%. By comparison, the Goldman Sachs Technology Index, an index of 230 stocks designed to measure the performance of companies in the technology sector, returned -7.52%. The overall stock market, as measured by the Standard & Poor's 500 Index, lost 6.01%. For the 12-month period that ended January 31, 2002, the fund's Institutional Class shares returned -37.13%. This performance surpassed that of the Goldman Sachs index, which lost 38.71%, but again fell short of the S&P 500, which declined 16.15%.

Q. How do you explain the fund's underperformance during the past six months?

A. Unfortunately, it was a poor environment for developing communications stocks. This was especially true of the telecommunications and networking sectors, which make up a large portion of the fund's assets. For a variety of reasons - including slow demand and large unsold inventories - companies in these areas struggled more than the average technology stock, not to mention the overall stock market.

Q. You began managing this fund in January. Could you summarize what you look for when choosing stocks?

A. When selecting developing communications stocks, I look for at least three qualities. First, I like to see companies with a competitive advantage over industry peers; this advantage often translates into a unique product or service offering. Second, I favor businesses that generate strong cash flows, an especially important quality during a difficult market environment. Third, I look for companies with improving fundamentals. For example, I was attracted to AT&T because I thought its business prospects were finally about to get better. I also believed that AT&T's cash flow and valuation made the stock compelling.

Semiannual Report

Advisor Developing Communications Fund
Fund Talk: The Manager's Overview - continued

Q. What stocks dragged down fund results?

A. Wireless provider Nextel, the fund's second-largest holding at the beginning of the period, was the biggest disappointment during the past six months. The company's fortunes fell along with a slowdown in demand for wireless products. Investors also were worried about Nextel's high level of debt. In response, I dramatically scaled back our position in the stock. Motorola, a technology conglomerate, was another big holding for the fund with weak performance. Motorola showed improvement in its wireless handset business, but the improvement was more than offset by declines in the company's other units. Media giant AOL Time Warner also hurt fund results. AOL's stock suffered when the company fell short of its ambitious growth targets.

Q. Which fund holdings performed well?

A. Two companies that make optical components for data networks, Agere Systems and Finisar, were the fund's strongest performers. During the period, both firms benefited from an inventory correction. As demand for their products reaccelerated, sales did too, sending the share prices up sharply. After these stocks had a nice run, I eliminated the fund's positions in both companies because I thought their valuations were stretched. Silicon Laboratories, a maker of semiconductors for communications devices, was another strong stock for the fund while it was in the portfolio earlier in the period, driven by the promise of new product launches.

Q. What's your outlook, Shep?

A. I'm cautiously optimistic, though I think the market environment for developing communications stocks may continue to be choppy. Nearly all the stocks in the fund's universe have gone down a lot in recent years, making valuations much more attractive than before. The stage is set for some companies to emerge as long-term winners, while others may continue to be losers. My job for shareholders is to pick those stocks I believe may end up on top.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: December 27, 2000

Size: as of January 31, 2002, more than $6 million

Manager: Shep Perkins, since January 2002; joined Fidelity in 1997

3

Developing Communications

Advisor Developing Communications Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
AT&T Corp.	7.2
Comcast Corp. Class A (special)	6.2
AOL Time Warner, Inc.	5.6
Vodafone Group PLC sponsored ADR	4.9
BellSouth Corp.	4.6
Lucent Technologies, Inc.	3.9
Motorola, Inc.	3.0
Microsoft Corp.	2.6
Liberty Media Corp. Class A	2.5
Verizon Communications, Inc.	2.3
42.8
Top Industries as of January 31, 2002
% of fund's net assets
Media	22.7%
Diversified Telecommunication Services	21.6%
Communications Equipment	14.5%
Wireless Telecommunication Services	12.3%
Software	4.1%
All Others*	24.8%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Developing Communications Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 82.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.5%
Mercury Computer Systems, Inc. (a)	900	$ 32,724
COMMUNICATIONS EQUIPMENT - 14.5%
Andrew Corp. (a)	1,870	33,641
Cisco Systems, Inc. (a)	5,120	101,376
Comverse Technology, Inc. (a)	350	7,480
Crown Castle International Corp. (a)	9,780	71,101
Lucent Technologies, Inc.	40,360	263,954
Motorola, Inc.	15,550	206,971
Nokia Corp. sponsored ADR	4,490	105,291
QUALCOMM, Inc. (a)	3,100	136,555
SpectraLink Corp. (a)	920	9,154
Telefonaktiebolaget LM Ericsson AB sponsored ADR	7,670	33,288
Tellium, Inc.	2,800	15,176
TOTAL COMMUNICATIONS EQUIPMENT		983,987
CONSTRUCTION & ENGINEERING - 0.3%
SBA Communications Corp. Class A (a)	2,660	18,487
DIVERSIFIED TELECOMMUNICATION SERVICES - 21.6%
ALLTEL Corp.	2,770	153,680
AT&T Corp.	27,670	489,757
BellSouth Corp.	7,840	313,600
Citizens Communications Co. (a)	720	7,207
IDT Corp.	1,670	30,761
Korea Telecom Corp. sponsored ADR	2,140	42,008
Network Plus Corp. (a)	8,090	2,993
Qwest Communications International, Inc.	6,840	71,820
SBC Communications, Inc.	2,350	88,008
Sprint Corp. - FON Group	1,670	29,559
Telefonos de Mexico SA de CV sponsored ADR	2,090	80,256
Verizon Communications, Inc.	3,420	158,517
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,468,166
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
Amphenol Corp. Class A (a)	1,420	65,320
Arrow Electronics, Inc. (a)	880	27,069
AVX Corp.	1,640	32,570
Vishay Intertechnology, Inc. (a)	1,880	34,987
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		159,946

	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - 1.5%
Yahoo!, Inc. (a)	5,960	$ 102,750
MEDIA - 22.7%
Adelphia Communications Corp. Class A	1,880	48,523
AOL Time Warner, Inc. (a)	14,450	380,180
Cablevision Systems Corp. - NY Group Class A	1,400	59,220
Charter Communications, Inc. Class A (a)	8,130	100,162
Comcast Corp. Class A (special) (a)	11,980	425,050
Cox Communications, Inc. Class A (a)	3,360	125,832
EchoStar Communications Corp. Class A (a)	2,700	73,710
Gemstar-TV Guide International, Inc. (a)	4,590	83,538
General Motors Corp. Class H (a)	1,360	21,352
Liberty Media Corp. Class A (a)	13,140	170,820
Pegasus Communications Corp. Class A (a)	3,000	20,100
USA Networks, Inc. (a)	1,230	35,166
TOTAL MEDIA		1,543,653
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.2%
Ibis Technology Corp. (a)	10,170	103,124
Intersil Corp. Class A (a)	720	21,398
NVIDIA Corp. (a)	440	28,926
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		153,448
SOFTWARE - 4.1%
Microsoft Corp. (a)	2,820	179,662
VERITAS Software Corp. (a)	2,350	99,993
TOTAL SOFTWARE		279,655
WIRELESS TELECOMMUNICATION SERVICES - 12.3%
AirGate PCS, Inc. (a)	360	7,344
America Movil SA de CV sponsored ADR	1,720	34,056
American Tower Corp. Class A (a)	14,290	73,736
AT&T Wireless Services, Inc. (a)	9,660	111,090
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	2,150	30,874
Dobson Communications Corp. Class A (a)	4,040	25,250
Metro One Telecommunications, Inc. (a)	620	15,159
Nextel Communications, Inc. Class A (a)	5,070	40,814
Price Communications Corp. (a)	1,270	24,371
Sprint Corp. - PCS Group Series 1 (a)	4,140	67,813
Telephone & Data Systems, Inc.	340	29,410
Triton PCS Holdings, Inc. Class A (a)	930	13,039
Common Stocks - continued
	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
United States Cellular Corp. (a)	700	$ 28,105
Vodafone Group PLC sponsored ADR	15,510	336,567
TOTAL WIRELESS TELECOMMUNICATION SERVICES		837,628
TOTAL INVESTMENT PORTFOLIO - 82.0% (Cost $5,897,457)		5,580,444
NET OTHER ASSETS - 18.0%		1,225,686
NET ASSETS - 100%		$ 6,806,130
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $12,474,499 and $12,099,458, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,325 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $5,968,070. Net unrealized depreciation aggregated $387,626, of which $151,157 related to appreciated investment securities and $538,783 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $676,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $5,897,457) - See accompanying schedule		$ 5,580,444
Receivable for investments sold		1,937,133
Receivable for fund shares sold		25,964
Dividends receivable		4,458
Interest receivable		1,319
Redemption fees receivable		138
Receivable from investment adviser for expense reductions		9,346
Total assets		7,558,802
Liabilities
Payable to custodian bank	$ 268,182
Payable for investments purchased	101,990
Payable for fund shares redeemed	351,528
Distribution fees payable	4,572
Other payables and accrued expenses	26,400
Total liabilities		752,672
Net Assets		$ 6,806,130
Net Assets consist of:
Paid in capital		$ 9,346,543
Accumulated net investment (loss)		(46,247)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,177,153)
Net unrealized appreciation (depreciation) on investments		(317,013)
Net Assets		$ 6,806,130
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($709,462 ÷ 102,375 shares)		$ 6.93
Maximum offering price per share (100/94.25 of $6.93)		$ 7.35
Class T: Net Asset Value and redemption price per share ($2,617,864 ÷ 378,487 shares)		$ 6.92
Maximum offering price per share (100/96.50 of $6.92)		$ 7.17
Class B: Net Asset Value and offering price per share ($1,856,993 ÷ 270,110 shares) A		$ 6.87
Class C: Net Asset Value and offering price per share ($1,360,839 ÷ 197,837 shares) A		$ 6.88
Institutional Class: Net Asset Value, offering price and redemption price per share ($260,972 ÷ 37,521 shares)		$ 6.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 8,156
Interest		8,477
Total income		16,633
Expenses
Management fee	$ 19,168
Transfer agent fees	19,778
Distribution fees	22,777
Accounting fees and expenses	30,009
Non-interested trustees' compensation	11
Custodian fees and expenses	4,660
Registration fees	72,922
Audit	12,950
Legal	38
Miscellaneous	5,244
Total expenses before reductions	187,557
Expense reductions	(124,677)	62,880
Net investment income (loss)		(46,247)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,360,335)
Foreign currency transactions	157
Total net realized gain (loss)		(1,360,178)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(73,951)
Assets and liabilities in foreign currencies	12
Total change in net unrealized appreciation (depreciation)		(73,939)
Net gain (loss)		(1,434,117)
Net increase (decrease) in net assets resulting from operations		$ (1,480,364)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	December 27, 2000 (commencement of operations) to July 31, 2001
Operations
Net investment income (loss)	$ (46,247)	$ (34,795)
Net realized gain (loss)	(1,360,178)	(816,579)
Change in net unrealized appreciation (depreciation)	(73,939)	(243,074)
Net increase (decrease) in net assets resulting from operations	(1,480,364)	(1,094,448)
Share transactions - net increase (decrease)	1,129,761	8,239,212
Redemption fees	6,448	5,521
Total increase (decrease) in net assets	(344,155)	7,150,285
Net Assets
Beginning of period	7,150,285	-
End of period (including accumulated net investment loss of $46,247 and $0, respectively)	$ 6,806,130	$ 7,150,285

Financial Highlights - Class A

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.04)
Net realized and unrealized gain (loss)	(1.45)	(1.57)
Total from investment operations	(1.48)	(1.61)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 6.93	$ 8.40
Total Return B, C, D	(17.50)%	(16.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.32% A	6.46% A
Expenses net of voluntary waivers, if any	1.50% A	1.50% A
Expenses net of all reductions	1.46% A	1.45% A
Net Investment Income (loss)	(.95)% A	(.74)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 709	$ 934
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class T

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.05)
Net realized and unrealized gain (loss)	(1.45)	(1.56)
Total from investment operations	(1.49)	(1.61)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 6.92	$ 8.40
Total Return B, C, D	(17.62)%	(16.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.51% A	6.66% A
Expenses net of voluntary waivers, if any	1.75% A	1.75% A
Expenses net of all reductions	1.70% A	1.70% A
Net Investment Income (loss)	(1.20)% A	(.99)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,618	$ 2,131
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.07)
Net realized and unrealized gain (loss)	(1.45)	(1.57)
Total from investment operations	(1.51)	(1.64)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 6.87	$ 8.37
Total Return B, C, D	(17.92)%	(16.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.99% A	7.21% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.21% A	2.20% A
Net Investment Income (loss)	(1.70)% A	(1.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,857	$ 2,236
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.07)
Net realized and unrealized gain (loss)	(1.44)	(1.57)
Total from investment operations	(1.50)	(1.64)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 6.88	$ 8.37
Total Return B, C, D	(17.80)%	(16.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	5.84% A	7.09% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.21% A	2.20% A
Net Investment Income (loss)	(1.70)% A	(1.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,361	$ 1,566
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Year ended July 31,
Selected Per-Share Data	(Unaudited)	2001 E
Net asset value, beginning of period	$ 8.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.03)
Net realized and unrealized gain (loss)	(1.44)	(1.56)
Total from investment operations	(1.47)	(1.59)
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 6.96	$ 8.42
Total Return B, C	(17.34)%	(15.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	4.63% A	5.95% A
Expenses net of voluntary waivers, if any	1.25% A	1.25% A
Expenses net of all reductions	1.20% A	1.20% A
Net Investment Income (loss)	(.70)% A	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 261	$ 283
Portfolio turnover rate	418% A	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 912	$ 171
Class T	.25%	.25%	6,154	296
Class B	.75%	.25%	9,156	7,026
Class C	.75%	.25%	6,555	4,886
			$ 22,777	$ 12,379

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,183	$ 477
Class T	2,389	789
Class B	162,557	162,557*
Class C	229	229*
	$ 166,358	$ 164,052

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 2,574	.70*
Class T	7,937	.64*
Class B	5,760	.63*
Class C	3,141	.48*
Institutional Class	366	.26*
	$ 19,778

* Annualized

Developing Communications

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,148 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 13,994
Class T	1.75%	46,320
Class B	2.25%	34,385
Class C	2.25%	23,614
Institutional Class	1.25%	4,733
		$ 123,046

Certain security trades were directed to brokers who paid $1,631 of the fund's expenses.

7. Other Information.

At the end of the period, FMR or its affiliates held 10% of the total outstanding shares of the fund and one unaffiliated shareholder held 17% of the total outstanding shares of the fund.

Developing Communications

Notes to Financial Statements (Unaudited) - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31,	December 27, 2000 (commencement of operations) to	Six months ended January 31,	December 27, 2000 (commencement of operations) to
	2002	July 31, 2001	2002	July 31, 2001

Class A Shares sold	25,467	117,996	$ 181,155	$ 1,134,722
Shares redeemed	(34,170)	(6,918)	(257,826)	(52,114)
Net increase (decrease)	(8,703)	111,078	$ (76,671)	$ 1,082,608
Class T Shares sold	387,290	311,492	$ 2,908,144	$ 3,017,250
Shares redeemed	(262,509)	(57,786)	(1,858,030)	(498,638)
Net increase (decrease)	124,781	253,706	$ 1,050,114	$ 2,518,612
Class B Shares sold	69,895	285,790	$ 506,830	$ 2,676,313
Shares redeemed	(66,914)	(18,661)	(488,621)	(155,990)
Net increase (decrease)	2,981	267,129	$ 18,209	$ 2,520,323
Class C Shares sold	62,868	203,890	$ 454,010	$ 1,925,025
Shares redeemed	(52,190)	(16,731)	(347,642)	(142,698)
Net increase (decrease)	10,678	187,159	$ 106,368	$ 1,782,327
Institutional Class Shares sold	14,870	34,115	$ 111,566	$ 338,272
Shares redeemed	(10,984)	(480)	(79,825)	(2,930)
Net increase (decrease)	3,886	33,635	$ 31,741	$ 335,342

Developing Communications

Advisor Electronics Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Electronics - Inst CL	-2.80%	-21.98%	-6.30%
S&P 500	-6.01%	-16.15%	-13.73%
GS Technology	-7.52%	-38.71%	-31.52%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 27, 2000. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Life of fund
Fidelity Adv Electronics - Inst CL	-21.98%	-5.76%
S&P 500	-16.15%	-12.60%
GS Technology	-38.71%	-29.21%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have been $9,370 - a 6.30% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,627- a 13.73% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $6,848 - a 31.52% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Electronics Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ted Orenstein, Portfolio Manager of Fidelity Advisor Electronics Fund

Q. How did the fund perform, Ted?

A. It did relatively well. For the six-month period that ended January 31, 2002, the fund's Institutional Class shares returned -2.80%. During the same period, the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector - lost 7.52%, while the Standard & Poor's 500 Index fell 6.01%. For the 12 months that ended January 31, 2002, the fund's Institutional Class shares declined 21.98% while the Goldman Sachs index dropped 38.71% and the S&P 500 lost 16.15%.

Q. What led to the fund's outperformance of its benchmarks during the six-month period?

A. The key contributor to performance was the fund's holdings in semiconductor stocks. Although the past year was difficult for these stocks since they were in a cyclical downturn deepened by the global economic slowdown, we were close to the bottom of the cycle and were beginning to see improvement. The industry was about nine months into the downturn in the semiconductor industry - meaning we were that much closer to recovery - and then the events of September 11 exacerbated the economy's problems. Since October, however, business fundamentals in general stabilized and semiconductor stocks, as a result, outperformed most other technology industries.

Q. Can you provide more detail about the semiconductor market?

A. There was a massive contraction of the semiconductor equipment industry last year as companies pulled back their capital expenditures. In January 2001, most semiconductor companies forecast that they would spend between zero and 10 percent over their previous year's budget on technology spending. In reality they spent 40% less than they had in 2000 as a result of greater-than-anticipated declines in their revenues. While capital spending remains sluggish, new forecasts suggest a pickup from the low levels seen at the end of 2001. That positive news began to flow through into companies leveraged to technology buying, and they saw an early start to improved orders. In addition, inventory levels became significantly lower during the past six months, which served as a positive catalyst for improvement in new orders along with some new product launches.

Q. Let's talk about some of the stocks that contributed to performance . . .

A. Intel was the top contributor as it benefited from improved demand for personal computers. We haven't seen a PC replacement cycle for three years and we started to get some incremental improvement during the period. This improvement - combined with the smooth product transition to the new Pentium 4 chip, which gives consumers a more powerful computer - enhanced the company's profitability metrics and, accordingly, its stock price. NVIDIA, a graphics chip processor company, also added to performance, driven by the strong U.S. launch of Microsoft's Xbox game units that contain the company's chips.

Q. Which stocks detracted from performance?

A. The economic slowdown continued to have a negative effect on several stocks held in the fund. Flextronics, which was a top contributor in the report to shareholders six months ago, was the top detractor this time as it suffered from the overall slowdown in outsourcing activity. Motorola also detracted from returns because of competitive and economic pressures. The company has new management in place and is working to improve both its wireless and semiconductor products as well as expense controls and operating metrics. PMC-Sierra and Vitesse Semiconductor, both in the communications equipment sector, remained weak during the period due to continued overcapacity problems and high valuations. Unfortunately, I was slightly early getting into these stocks, but I believed their longer-term stories remained solid.

Q. What's your outlook?

A. I'm fairly optimistic. While I believe the economic environment remains very difficult and I'm concerned that expectations may be too high for a strong recovery in the second half of the year, I feel that many of the stocks in the fund have the potential to see higher earnings in the next product cycle. I'll continue to focus on companies that I think have positive product positioning and market share growth prospects.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Note to shareholders: Effective March 1, 2002, Praveen Abichandani became Portfolio Manager of Fidelity Advisor Electronics Fund.

Semiannual Report

Advisor Electronics Fund
Fund Talk: The Manager's Overview - continued

Fund Facts

Start date: December 27, 2000

Size: as of January 31, 2002, more than $52 million

Manager: Ted Orenstein, since inception; joined Fidelity in 1998

3

Electronics

Advisor Electronics Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Applied Materials, Inc.	5.1
Intel Corp.	4.1
KLA-Tencor Corp.	3.8
ATMI, Inc.	3.4
NVIDIA Corp.	2.5
Photronics, Inc.	2.4
Texas Instruments, Inc.	2.3
ASML Holding NV (NY Shares)	2.1
LTX Corp.	2.1
Motorola, Inc.	2.1
29.9
Top Industries as of January 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	65.8%
Electronic Equipment & Instruments	8.8%
Software	5.0%
Communications Equipment	3.9%
Computers & Peripherals	1.2%
All Others*	15.3%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Electronics Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 86.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 3.9%
Avocent Corp. (a)	2,000	$ 50,020
Brocade Communications System, Inc. (a)	14,500	527,800
Emulex Corp. (a)	1,000	46,010
Juniper Networks, Inc. (a)	4,100	62,812
Motorola, Inc.	82,000	1,091,420
Nokia Corp. sponsored ADR	4,810	112,795
Proxim, Inc. (a)	26,600	147,630
TOTAL COMMUNICATIONS EQUIPMENT		2,038,487
COMPUTERS & PERIPHERALS - 1.2%
Apple Computer, Inc. (a)	10,500	259,560
NEC Corp. ADR	4,500	34,650
Quanta Computer, Inc.	84,000	330,661
TOTAL COMPUTERS & PERIPHERALS		624,871
ELECTRICAL EQUIPMENT - 0.1%
Advanced Energy Industries, Inc. (a)	2,410	61,937
ELECTRONIC EQUIPMENT & INSTRUMENTS - 8.8%
Agilent Technologies, Inc. (a)	29,350	890,773
Amphenol Corp. Class A (a)	7,280	334,880
Arrow Electronics, Inc. (a)	13,200	406,032
Avnet, Inc.	9,461	252,136
AVX Corp.	7,100	141,006
Celestica, Inc. (sub. vtg.) (a)	4,870	206,418
Cognex Corp. (a)	19,100	460,310
Cohu, Inc.	12,300	248,460
Flextronics International Ltd. (a)	11,870	263,514
Ingram Micro, Inc. Class A (a)	39,300	707,400
Merix Corp. (a)	3,900	73,749
Solectron Corp. (a)	21,200	248,464
Veeco Instruments, Inc. (a)	7,800	270,972
Vishay Intertechnology, Inc. (a)	8,900	165,629
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		4,669,743
INTERNET SOFTWARE & SERVICES - 0.3%
Check Point Software Technologies Ltd. (a)	4,150	151,475
IT CONSULTING & SERVICES - 0.9%
Simplex Solutions, Inc.	37,300	461,028
MEDIA - 0.2%
Gemstar-TV Guide International, Inc. (a)	4,500	81,900
OFFICE ELECTRONICS - 0.7%
Canon, Inc.	11,000	364,760
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 65.8%
Advanced Micro Devices, Inc. (a)	56,540	907,467
Agere Systems, Inc. Class A	16,300	83,456
Altera Corp. (a)	9,990	250,949

	Shares	Value (Note 1)
Amkor Technology, Inc. (a)	14,800	$ 266,844
Analog Devices, Inc. (a)	23,950	1,049,010
Applied Materials, Inc. (a)	61,780	2,696,695
ASM International NV (a)	55,200	1,042,176
ASML Holding NV (NY Shares) (a)	58,500	1,108,575
Atmel Corp. (a)	29,500	227,150
ATMI, Inc. (a)	59,913	1,769,231
Axcelis Technologies, Inc. (a)	17,000	233,580
Broadcom Corp. Class A (a)	3,800	161,386
Brooks Automation, Inc. (a)	5,400	264,222
Chartered Semiconductor Manufacturing Ltd. ADR (a)	17,900	441,235
Credence Systems Corp. (a)	18,300	289,323
Cypress Semiconductor Corp. (a)	10,600	230,656
DuPont Photomasks, Inc. (a)	8,300	415,000
Fairchild Semiconductor International, Inc. Class A (a)	40,400	1,066,156
Helix Technology, Inc.	19,740	407,039
Integrated Circuit Systems, Inc. (a)	300	7,245
Integrated Device Technology, Inc. (a)	9,050	276,478
Integrated Silicon Solution (a)	15,400	194,040
Intel Corp.	61,590	2,158,114
International Rectifier Corp. (a)	6,700	278,988
Intersil Corp. Class A (a)	840	24,965
KLA-Tencor Corp. (a)	34,990	2,004,227
Kulicke & Soffa Industries, Inc. (a)	37,800	621,810
LAM Research Corp. (a)	14,730	342,620
Lattice Semiconductor Corp. (a)	42,200	942,748
Linear Technology Corp.	13,740	568,424
LSI Logic Corp. (a)	56,080	929,806
LTX Corp. (a)	55,830	1,103,201
Marvell Technology Group Ltd. (a)	18,700	750,618
Maxim Integrated Products, Inc. (a)	9,054	502,406
Micrel, Inc. (a)	7,700	181,720
Microchip Technology, Inc. (a)	10,700	403,283
Micron Technology, Inc. (a)	18,860	636,525
MIPS Technologies, Inc. Class A (a)	1,140	12,665
MKS Instruments, Inc. (a)	10,200	245,116
National Semiconductor Corp. (a)	16,760	472,800
Novellus Systems, Inc. (a)	18,220	778,176
NVIDIA Corp. (a)	20,000	1,314,800
Oak Technology, Inc. (a)	6,500	105,625
Photronics, Inc. (a)	37,100	1,290,709
PRI Automation, Inc. (a)	16,000	404,000
QLogic Corp. (a)	8,100	396,333
Samsung Electronics Co. Ltd.	640	146,877
Semtech Corp. (a)	10,300	356,483
Silicon Laboratories, Inc. (a)	7,200	221,760
Silicon Storage Technology, Inc. (a)	36,700	303,876
Siliconix, Inc. (a)	1,800	49,230
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	30,100	510,797
Teradyne, Inc. (a)	26,030	777,256
Texas Instruments, Inc.	39,280	1,225,929
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
United Microelectronics Corp. sponsored ADR	49,105	$ 433,106
Virage Logic Corp. (a)	9,920	193,341
Xilinx, Inc. (a)	14,920	646,782
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		34,723,029
SOFTWARE - 5.0%
BEA Systems, Inc. (a)	3,300	59,829
Computer Associates International, Inc.	8,340	287,396
Compuware Corp. (a)	30,300	412,080
Microsoft Corp. (a)	11,000	700,810
Nassda Corp.	100	1,712
Network Associates, Inc. (a)	4,200	125,958
Numerical Technologies, Inc. (a)	8,500	123,335
RadiSys Corp. (a)	4,300	86,000
Synopsys, Inc. (a)	1,500	77,820
Vastera, Inc. (a)	19,800	300,168
VERITAS Software Corp. (a)	11,500	489,325
TOTAL SOFTWARE		2,664,433
TOTAL COMMON STOCKS (Cost $42,672,431)		45,841,663
Convertible Bonds - 1.0%
Moody's Ratings (unaudited)		Principal Amount
ELECTRICAL EQUIPMENT - 1.0%
Advanced Energy Industries, Inc. 5% 9/1/06 (c) (Cost $500,000)	-	$ 500,000	558,725
Money Market Funds - 12.3%
	Shares
Fidelity Cash Central Fund, 1.88% (b) (Cost $6,476,953)	6,476,953	6,476,953
Cash Equivalents - 2.0%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.89%, dated 1/31/02 due 2/1/02 (Cost $1,036,000)	$ 1,036,054	$ 1,036,000
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $50,685,384)		53,913,341
NET OTHER ASSETS - (2.2)%		(1,136,769)
NET ASSETS - 100%		$ 52,776,572
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $558,725 or 1.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $31,249,417 and $17,619,041, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,068 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.8%
Netherlands	4.1
Taiwan	2.4
Bermuda	1.4
Singapore	1.3
Others (individually less than 1%)	2.0
100.0%
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $52,244,936. Net unrealized appreciation aggregated $1,668,405, of which $4,550,603 related to appreciated investment securities and $2,882,198 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $1,287,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $1,036,000) (cost $50,685,384) - See accompanying schedule		$ 53,913,341
Cash		885
Foreign currency held at value (cost $154,678)		152,555
Receivable for investments sold		138,800
Receivable for fund shares sold		261,583
Dividends receivable		3,411
Interest receivable		19,971
Redemption fees receivable		79
Total assets		54,490,625
Liabilities
Payable for investments purchased	$ 728,111
Payable for fund shares redeemed	128,324
Accrued management fee	22,168
Distribution fees payable	32,085
Other payables and accrued expenses	43,365
Collateral on securities loaned, at value	760,000
Total liabilities		1,714,053
Net Assets		$ 52,776,572
Net Assets consist of:
Paid in capital		$ 56,334,720
Accumulated net investment (loss)		(315,532)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,468,414)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,225,798
Net Assets		$ 52,776,572
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,229,251 ÷ 667,216 shares)		$ 9.34
Maximum offering price per share (100/94.25 of $9.34)		$ 9.91
Class T: Net Asset Value and redemption price per share ($15,718,842 ÷ 1,685,905 shares)		$ 9.32
Maximum offering price per share (100/96.50 of $9.32)		$ 9.66
Class B: Net Asset Value and offering price per share ($15,665,291 ÷ 1,686,883 shares) A		$ 9.29
Class C: Net Asset Value and offering price per share ($13,806,856 ÷ 1,489,321 shares) A		$ 9.27
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,356,332 ÷ 144,790 shares)		$ 9.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 15,406
Interest		49,267
Security lending		90
Total income		64,763
Expenses
Management fee	$ 110,565
Transfer agent fees	73,605
Distribution fees	143,311
Accounting and security lending fees	30,120
Non-interested trustees' compensation	60
Custodian fees and expenses	4,445
Registration fees	83,369
Audit	12,978
Legal	195
Miscellaneous	14,079
Total expenses before reductions	472,727
Expense reductions	(92,432)	380,295
Net investment income (loss)		(315,532)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,390,146)
Foreign currency transactions	(365)
Total net realized gain (loss)		(4,390,511)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,924,899
Assets and liabilities in foreign currencies	(1,462)
Total change in net unrealized appreciation (depreciation)		3,923,437
Net gain (loss)		(467,074)
Net increase (decrease) in net assets resulting from operations		$ (782,606)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	December 27, 2000 (commencement of operations) to July 31, 2001
Operations
Net investment income (loss)	$ (315,532)	$ (154,332)
Net realized gain (loss)	(4,390,511)	(2,077,945)
Change in net unrealized appreciation (depreciation)	3,923,437	(697,639)
Net increase (decrease) in net assets resulting from operations	(782,606)	(2,929,916)
Share transactions - net increase (decrease)	16,306,619	40,154,133
Redemption fees	14,794	13,548
Total increase (decrease) in net assets	15,538,807	37,237,765
Net Assets
Beginning of period	37,237,765	-
End of period (including accumulated net investment loss of $315,532 and $0, respectively)	$ 52,776,572	$ 37,237,765

Financial Highlights - Class A

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)
Net realized and unrealized gain (loss)	(.23)	(.35)
Total from investment operations	(.28)	(.39)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 9.34	$ 9.62
Total Return B, C, D	(2.91)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.02% A	2.57% A
Expenses net of voluntary waivers, if any	1.50% A	1.50% A
Expenses net of all reductions	1.48% A	1.49% A
Net Investment Income (loss)	(1.15)% A	(.77)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,229	$ 3,400
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class T

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)
Net realized and unrealized gain (loss)	(.24)	(.33)
Total from investment operations	(.30)	(.39)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 9.32	$ 9.62
Total Return B, C, D	(3.12)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.23% A	2.81% A
Expenses net of voluntary waivers, if any	1.75% A	1.75% A
Expenses net of all reductions	1.73% A	1.74% A
Net Investment Income (loss)	(1.40)% A	(1.02)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,719	$ 11,493
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 9.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.08)
Net realized and unrealized gain (loss)	(.23)	(.33)
Total from investment operations	(.31)	(.41)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 9.29	$ 9.60
Total Return B, C, D	(3.23)%	(4.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.74% A	3.34% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.23% A	2.24% A
Net Investment Income (loss)	(1.90)% A	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,665	$ 10,941
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.09)
Net realized and unrealized gain (loss)	(.24)	(.33)
Total from investment operations	(.32)	(.42)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 9.27	$ 9.59
Total Return B, C, D	(3.34)%	(4.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.66% A	3.25% A
Expenses net of voluntary waivers, if any	2.25% A	2.25% A
Expenses net of all reductions	2.23% A	2.24% A
Net Investment Income (loss)	(1.90)% A	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,807	$ 10,782
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002
Selected Per-Share Data	(Unaudited)	2001 E
Net asset value, beginning of period	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.03)
Net realized and unrealized gain (loss)	(.23)	(.34)
Total from investment operations	(.27)	(.37)
Redemption fees added to paid in capital D	-	.01
Net asset value, end of period	$ 9.37	$ 9.64
Total Return B, C	(2.80)%	(3.60)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.62% A	2.16% A
Expenses net of voluntary waivers, if any	1.25% A	1.25% A
Expenses net of all reductions	1.23% A	1.24% A
Net Investment Income (loss)	(.90)% A	(.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,356	$ 622
Portfolio turnover rate	100% A	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of shares) to July 31, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,824	$ 48
Class T	.25%	.25%	28,646	-
Class B	.75%	.25%	56,825	42,619
Class C	.75%	.25%	53,016	36,616
			$ 143,311	$ 79,283

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 19,895	$ 14,219
Class T	16,775	8,563
Class B	28,227	28,227*
Class C	3,219	3,219*
	$ 68,116	$ 54,228

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Electronics

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 8,470	.44 *
Class T	23,049	.40 *
Class B	23,279	.41 *
Class C	17,594	.33 *
Institutional Class	1,213	.28 *
	$ 73,605

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $38,519 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 10,201
Class T	1.75%	28,130
Class B	2.25%	28,229
Class C	2.25%	22,155
Institutional Class	1.25%	1,601
		$ 90,316

Certain security trades were directed to brokers who paid $2,061 of the fund's expenses.

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $55.

Electronics

Notes to Financial Statements (Unaudited) - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31,	December 27, 2000 (commencement of operations) to	Six months ended January 31,	December 27, 2000 (commencement of operations) to
	2002	July 31, 2001	2002	July 31, 2001
Class A Shares sold	465,990	491,279	$ 4,206,477	$ 4,969,285
Shares redeemed	(152,211)	(137,842)	(1,322,064)	(1,328,484)
Net increase (decrease)	313,779	353,437	$ 2,884,413	$ 3,640,801
Class T Shares sold	843,167	1,305,484	$ 7,351,468	$ 13,533,627
Shares redeemed	(352,244)	(110,502)	(2,735,768)	(1,015,624)
Net increase (decrease)	490,923	1,194,982	$ 4,615,700	$ 12,518,003
Class B Shares sold	909,604	1,196,956	$ 7,671,062	$ 12,121,127
Shares redeemed	(362,089)	(57,588)	(2,838,613)	(558,588)
Net increase (decrease)	547,515	1,139,368	$ 4,832,449	$ 11,562,539
Class C Shares sold	559,895	1,205,953	$ 4,756,443	$ 12,522,350
Shares redeemed	(195,280)	(81,247)	(1,479,878)	(782,650)
Net increase (decrease)	364,615	1,124,706	$ 3,276,565	$ 11,739,700
Institutional Class Shares sold	100,866	72,232	$ 848,152	$ 770,077
Shares redeemed	(20,627)	(7,681)	(150,660)	(76,987)
Net increase (decrease)	80,239	64,551	$ 697,492	$ 693,090

Electronics

Advisor Financial Services Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - Inst CL	-3.00%	-6.72%	81.90%	124.67%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Financial Services	-4.28%	-6.09%	79.58%	132.30%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 231 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Financial Services - Inst CL	-6.72%	12.71%	16.13%
S&P 500	-16.15%	9.04%	12.22%
GS Financial Services	-6.09%	12.42%	16.85%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $22,467 - a 124.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - a 86.64% increase. If $10,000 was invested in the Goldman Sachs Financial Services Industries Index, it would have grown to $23,230 - a 132.30% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Financial Services Fund

Fund Talk: The Manager's Overview

-

(Portfolio Manager photograph)

Note to shareholders: Jeffrey Feingold became Portfolio Manager of Fidelity Advisor Financial Services Fund on October 9, 2001.

Q. How did the fund perform, Jeff?

A. For the six months that ended January 31, 2002, the fund's Institutional Class shares had a total return of -3.00%. During the same period, the Goldman Sachs Financial Services Index, an index of 231 stocks designed to measure the performance of companies in the financial services sector, returned -4.28%, while the Standard & Poor's 500 Index had a return of -6.01%. For the 12-month period that ended January 31, 2002, the fund's Institutional Class shares had a total return of -6.72%, while the Goldman Sachs index returned -6.09% and the S&P 500 index declined 16.15%.

Q. What factors had the greatest influence on performance during the period?

A. The investment environment was volatile for financial stocks, especially after September 11. After the terrorist attack, we tended to focus more on those companies whose earnings we had the greatest confidence in, causing us to be relatively defensive in our weightings compared to the Goldman Sachs index. This stance helped the fund's relative performance in a difficult period. The outlook for finance stocks was uncertain even before September 11. Investors worried about falling equity prices, which had a particularly noticeable impact on brokerages, as well as the possibility of eroding loan quality in a slowing economy. Although the Federal Reserve Board aggressively cut short-term interest rates throughout 2001, the market remained concerned about how long the economic downturn would last. In this challenging environment, the better-performing financial institutions tended to be those with relatively high-quality loan portfolios.

Q. What were your principal strategies?

A. As the six-month period began, the fund was positioned more aggressively to benefit from an economic rebound. For example, we emphasized brokerage stocks, whose stock prices had declined because of falling equity markets and declining investment banking business. However, these firms turned out to be vulnerable following September 11 as investors worried about continued weakness in the capital markets. We then adjusted the portfolio for more balance between cyclical companies and companies with predictable earnings. As a result, we increased the emphasis on government-related enterprises, such as Fannie Mae and Freddie Mac, transaction processors such as First Data, well-capitalized banks with quality loan portfolios and bond insurers.

Q. What effects did the losses associated with September 11 have on property-and-casualty insurance stocks?

A. The immediate effect was dramatic and negative. Investors dumped the stocks of companies they feared might be exposed to catastrophic casualty losses. However, their stock prices started to recover as investors began to distinguish between companies that would be hurt by attack-related claims and those firms with only minimal exposure. The stocks continued to rise as investors realized that the property-and-casualty industry would gain additional pricing power - meaning the ability to raise premiums - because of new awareness about the dangers of terrorism after September 11.

Q. What types of investments most influenced performance, either positively or negatively?

A. Bank One and Mercantile Bankshares, two banks that were able to deliver their financial targets in a tough environment, were positive contributors. While brokerage stocks as a group performed poorly, some companies, such as Charles Schwab and Goldman Sachs, nevertheless were positive contributors to performance. On the negative side, Household International detracted from returns. It fell because of concerns about potential deterioration in consumer credit quality. PNC Financial Services, another disappointing performer, declined because of its recent announcement that it would restate earnings due to some off-balance sheet exposures.

Q. What's your outlook?

A. The economy will have a great influence on the performance of finance stocks. Despite the slump, many banks have continued to perform well, helped by declining short-term interest rates that made loans more profitable, continued strong consumer borrowing and no significant deterioration in credit quality. However, the Federal Reserve may be close to the end of its rate cuts, consumers have already started to cut their borrowing and credit problems could increase if the economy does not rebound. On the other hand, investment banks could do very well if the economy recovers and equity markets rebound.

Semiannual Report

Advisor Financial Services Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than $691 million

Manager: Jeffrey Feingold, since October 2001; joined Fidelity in 1997

3

Financial Services

Advisor Financial Services Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Fannie Mae	5.4
American International Group, Inc.	5.1
Bank of America Corp.	4.9
Citigroup, Inc.	4.8
Freddie Mac	4.3
Bank One Corp.	3.8
Wells Fargo & Co.	3.7
Morgan Stanley Dean Witter & Co.	3.2
Berkshire Hathaway, Inc. Class B	3.1
Fifth Third Bancorp	2.9
41.2
Top Industries as of January 31, 2002
% of fund's net assets
Diversified Financials	36.5%
Banks	34.4%
Insurance	20.2%
Real Estate	3.0%
Commercial Services & Supplies	2.5%
All Others*	3.4%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Financial Services Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
BANKS - 34.4%
Astoria Financial Corp.	80,800	$ 2,344,008
Bank of America Corp.	539,504	34,004,937
Bank of New York Co., Inc.	143,660	5,887,187
Bank One Corp.	706,582	26,496,825
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	287,200	3,225,256
Banknorth Group, Inc.	204,400	4,836,104
City National Corp.	31,800	1,568,376
Commerce Bancorp, Inc., New Jersey	104,633	4,263,795
Commerce Bancshares, Inc.	27,100	1,070,179
East West Bancorp, Inc.	91,300	2,392,060
Fifth Third Bancorp	314,900	19,917,425
FleetBoston Financial Corp.	437,276	14,701,219
Golden West Financial Corp., Delaware	71,100	4,526,226
Hibernia Corp. Class A	26,175	469,580
Hudson City Bancorp, Inc.	92,300	2,815,150
Huntington Bancshares, Inc.	315,000	5,515,650
Investors Financial Services Corp.	50,500	3,514,800
Mellon Financial Corp.	179,800	6,904,320
Mercantile Bankshares Corp.	270,800	11,815,004
NetBank, Inc. (a)	183,400	2,457,560
North Fork Bancorp, Inc.	88,000	2,930,400
Pacific Century Financial Corp.	108,600	2,668,302
PNC Financial Services Group, Inc.	144,100	8,321,775
Silicon Valley Bancshares (a)	15,000	345,300
SouthTrust Corp.	144,900	3,570,336
Sovereign Bancorp, Inc.	82,600	1,058,932
TCF Financial Corp.	31,200	1,537,224
U.S. Bancorp, Delaware	574,245	11,955,781
UnionBanCal Corp.	297	10,603
Wachovia Corp.	449,300	14,939,225
Washington Mutual, Inc.	187,380	6,430,882
Wells Fargo & Co.	548,300	25,435,637
TOTAL BANKS		237,930,058
COMMERCIAL SERVICES & SUPPLIES - 2.5%
eFunds Corp. (a)	240,200	4,189,088
First Data Corp.	87,000	7,197,510
Paychex, Inc.	155,900	5,721,530
TOTAL COMMERCIAL SERVICES & SUPPLIES		17,108,128
DIVERSIFIED FINANCIALS - 36.5%
A.G. Edwards, Inc.	25,000	1,062,750
Affiliated Managers Group, Inc. (a)	25,000	1,719,500
AMBAC Financial Group, Inc.	216,050	12,887,383
American Express Co.	432,900	15,519,465
Bear Stearns Companies, Inc.	40,900	2,378,335
BlackRock, Inc. Class A (a)	74,900	3,220,700

	Shares	Value (Note 1)
Capital One Financial Corp.	34,700	$ 1,740,899
Charles Schwab Corp.	446,626	6,418,016
Citigroup, Inc.	705,469	33,439,231
Countrywide Credit Industries, Inc.	147	5,843
Fannie Mae	460,335	37,264,115
Federated Investors, Inc. Class B (non-vtg.)	120,800	3,864,392
Freddie Mac	440,320	29,554,278
Goldman Sachs Group, Inc.	142,700	12,412,046
Household International, Inc.	153,257	7,852,889
J.P. Morgan Chase & Co.	114,990	3,915,410
LaBranche & Co., Inc. (a)	30,000	926,100
Lehman Brothers Holdings, Inc.	76,500	4,954,905
MBNA Corp.	269,150	9,420,250
Merrill Lynch & Co., Inc.	371,900	18,959,462
Morgan Stanley Dean Witter & Co.	407,200	22,396,000
Neuberger Berman, Inc.	47,900	2,064,490
SEI Investments Co.	100,800	4,070,304
State Street Corp.	50,000	2,689,000
USA Education, Inc.	99,100	8,919,000
Waddell & Reed Financial, Inc. Class A	142,067	4,642,750
TOTAL DIVERSIFIED FINANCIALS		252,297,513
INSURANCE - 20.2%
ACE Ltd.	121,800	4,731,930
AFLAC, Inc.	347,700	9,081,924
Allmerica Financial Corp.	84,400	3,554,928
Allstate Corp.	310,000	10,000,600
American International Group, Inc.	475,060	35,225,699
Berkshire Hathaway, Inc. Class B (a)	8,644	21,203,732
Canada Life Financial Corp.	73,200	1,946,406
Cincinnati Financial Corp.	96,100	3,699,850
Hartford Financial Services Group, Inc.	77,700	5,142,963
HCC Insurance Holdings, Inc.	68,000	1,778,200
John Hancock Financial Services, Inc.	27,100	1,040,098
Marsh & McLennan Companies, Inc.	62,950	6,411,458
MBIA, Inc.	231,500	12,473,220
MetLife, Inc.	376,500	11,438,070
Old Republic International Corp.	33,100	976,450
Protective Life Corp.	29,000	835,200
Radian Group, Inc.	83,800	3,762,620
RenaissanceRe Holdings Ltd.	51,400	4,998,650
Sun Life Financial Services of Canada, Inc.	87,900	1,710,612
TOTAL INSURANCE		140,012,610
INTERNET SOFTWARE & SERVICES - 0.5%
InterCept Group, Inc. (a)	88,400	3,819,764
REAL ESTATE - 3.0%
Apartment Investment & Management Co. Class A	101,100	4,407,960
Duke Realty Corp.	58,200	1,353,150
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
Equity Office Properties Trust	266,500	$ 7,672,535
Equity Residential Properties Trust (SBI)	96,200	2,576,236
TrizecHahn Corp. (sub. vtg.)	67,700	1,114,121
Vornado Realty Trust	84,300	3,596,238
TOTAL REAL ESTATE		20,720,240
TOTAL COMMON STOCKS (Cost $574,144,390)		671,888,313
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 1.88% (b)	22,096,624	22,096,624
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	12,414,813	12,414,813
TOTAL MONEY MARKET FUNDS (Cost $34,511,437)		34,511,437
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $608,655,827)		706,399,750
NET OTHER ASSETS - (2.1)%		(14,489,685)
NET ASSETS - 100%		$ 691,910,065
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $537,240,725 and $530,920,965, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,762 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $614,207,803. Net unrealized appreciation aggregated $92,191,947, of which $104,597,436 related to appreciated investment securities and $12,405,489 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $4,421,000 of which $1,157,000 and $3,264,000 will expire on July 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $12,411,959) (cost $608,655,827) - See accompanying schedule		$ 706,399,750
Receivable for fund shares sold		860,607
Dividends receivable		796,406
Interest receivable		58,481
Redemption fees receivable		5
Other receivables		368
Total assets		708,115,617
Liabilities
Payable for investments purchased	$ 1,359,363
Payable for fund shares redeemed	1,576,966
Accrued management fee	335,783
Distribution fees payable	429,637
Other payables and accrued expenses	88,990
Collateral on securities loaned, at value	12,414,813
Total liabilities		16,205,552
Net Assets		$ 691,910,065
Net Assets consist of:
Paid in capital		$ 624,263,525
Undistributed net investment income		332,616
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,429,999)
Net unrealized appreciation (depreciation) on investments		97,743,923
Net Assets		$ 691,910,065
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($72,210,599 ÷ 3,674,874 shares)		$ 19.65
Maximum offering price per share (100/94.25 of $19.65)		$ 20.85
Class T: Net Asset Value and redemption price per share ($211,990,854 ÷ 10,808,040 shares)		$ 19.61
Maximum offering price per share (100/96.50 of $19.61)		$ 20.32
Class B: Net Asset Value and offering price per share ($249,940,194 ÷ 12,908,279 shares) A		$ 19.36
Class C: Net Asset Value and offering price per share ($138,890,870 ÷ 7,178,629 shares) A		$ 19.35
Institutional Class: Net Asset Value, offering price and redemption price per share ($18,877,548 ÷ 955,852 shares)		$ 19.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 6,366,695
Interest		639,048
Security lending		17,879
Total income		7,023,622
Expenses
Management fee	$ 1,980,455
Transfer agent fees	1,131,906
Distribution fees	2,530,800
Accounting and security lending fees	107,357
Non-interested trustees' compensation	1,168
Custodian fees and expenses	14,189
Registration fees	47,842
Audit	15,701
Legal	4,315
Miscellaneous	243,750
Total expenses before reductions	6,077,483
Expense reductions	(188,962)	5,888,521
Net investment income (loss)		1,135,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,505,520)
Foreign currency transactions	(16,703)
Total net realized gain (loss)		(12,522,223)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(16,900,063)
Assets and liabilities in foreign currencies	329
Total change in net unrealized appreciation (depreciation)		(16,899,734)
Net gain (loss)		(29,421,957)
Net increase (decrease) in net assets resulting from operations		$ (28,286,856)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ 1,135,101	$ 2,017,283
Net realized gain (loss)	(12,522,223)	8,564,131
Change in net unrealized appreciation (depreciation)	(16,899,734)	44,410,406
Net increase (decrease) in net assets resulting from operations	(28,286,856)	54,991,820
Distributions to shareholders from net investment income	(1,724,163)	(2,813,489)
Share transactions - net increase (decrease)	(27,216,059)	225,165,258
Redemption fees	15,928	121,493
Total increase (decrease) in net assets	(57,211,150)	277,465,082
Net Assets
Beginning of period	749,121,215	471,656,133
End of period (including undistributed net investment income of $332,616 and $921,678, respectively)	$ 691,910,065	$ 749,121,215

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.45	$ 18.29	$ 17.49	$ 18.74	$ 15.11	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.15	.15	.12	.11	.06
Net realized and unrealized gain (loss)	(.74)	2.20	.73	(.31)	3.80	5.06
Total from investment operations	(.66)	2.35	.88	(.19)	3.91	5.12
Less Distributions
From net investment income	(.14)	(.19)	(.09)	(.06)	(.06)	(.01)
From net realized gain	-	-	-	(1.01)	(.23)	(.01)
Total distributions	(.14)	(.19)	(.09)	(1.07)	(.29)	(.02)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 19.65	$ 20.45	$ 18.29	$ 17.49	$ 18.74	$ 15.11
Total Return B, C, D	(3.19)%	12.86%	5.12%	.69%	26.32%	51.35%
Ratios to Average Net Assets G
Expenses before expense reductions	1.31% A	1.20%	1.25%	1.24%	1.32%	2.74% A
Expenses net of voluntary waivers, if any	1.31% A	1.20%	1.25%	1.24%	1.32%	1.75% A
Expenses net of all reductions	1.26% A	1.18%	1.22%	1.23%	1.30%	1.73% A
Net Investment Income (loss)	.79% A	.77%	.92%	.73%	.63%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,211	$ 78,115	$ 48,088	$ 27,440	$ 21,907	$ 6,275
Portfolio turnover rate	165% A	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.38	$ 18.21	$ 17.42	$ 18.66	$ 15.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.11	.12	.09	.07	.04
Net realized and unrealized gain (loss)	(.74)	2.19	.71	(.30)	3.78	5.04
Total from investment operations	(.68)	2.30	.83	(.21)	3.85	5.08
Less Distributions
From net investment income	(.09)	(.13)	(.05)	(.03)	(.04)	(.01)
From net realized gain	-	-	-	(1.01)	(.23)	(.01)
Total distributions	(.09)	(.13)	(.05)	(1.04)	(.27)	(.02)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 19.61	$ 20.38	$ 18.21	$ 17.42	$ 18.66	$ 15.07
Total Return B, C, D	(3.31)%	12.64%	4.84%	.53%	25.96%	50.95%
Ratios to Average Net Assets G
Expenses before expense reductions	1.53% A	1.43%	1.47%	1.47%	1.52%	1.94% A
Expenses net of voluntary waivers, if any	1.53% A	1.43%	1.47%	1.47%	1.52%	1.94% A
Expenses net of all reductions	1.47% A	1.41%	1.44%	1.46%	1.50%	1.91% A
Net Investment Income (loss)	.58% A	.54%	.70%	.50%	.44%	.37% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 211,991	$ 234,268	$ 179,862	$ 123,361	$ 118,608	$ 52,003
Portfolio turnover rate	165% A	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.08	$ 17.95	$ 17.21	$ 18.52	$ 15.04	$ 12.56
Income from Investment Operations
Net investment income (loss) E	-	-	.03	-	(.02)	(.02)
Net realized and unrealized gain (loss)	(.72)	2.16	.70	(.29)	3.76	2.50
Total from investment operations	(.72)	2.16	.73	(.29)	3.74	2.48
Less Distributions
From net investment income	-	(.03)	-	(.02)	(.04)	-
From net realized gain	-	-	-	(1.01)	(.23)	-
Total distributions	-	(.03)	-	(1.03)	(.27)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 19.36	$ 20.08	$ 17.95	$ 17.21	$ 18.52	$ 15.04
Total Return B, C, D	(3.59)%	12.03%	4.30%	.05%	25.29%	19.75%
Ratios to Average Net Assets G
Expenses before expense reductions	2.06% A	1.96%	2.01%	1.99%	2.06%	3.19% A
Expenses net of voluntary waivers, if any	2.06% A	1.96%	2.01%	1.99%	2.06%	2.50% A
Expenses net of all reductions	2.00% A	1.94%	1.98%	1.98%	2.04%	2.49% A
Net Investment Income (loss)	.05% A	.01%	.16%	(.02)%	(.14)%	(.37)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 249,940	$ 269,612	$ 150,880	$ 94,072	$ 65,926	$ 7,737
Portfolio turnover rate	165% A	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 20.05	$ 17.96	$ 17.24	$ 18.56	$ 15.24
Income from Investment Operations
Net investment income (loss) E	.01	.01	.03	-	(.03)
Net realized and unrealized gain (loss)	(.71)	2.15	.70	(.29)	3.57
Total from investment operations	(.70)	2.16	.73	(.29)	3.54
Less Distributions
From net investment income	-	(.07)	(.02)	(.03)	(.02)
From net realized gain	-	-	-	(1.01)	(.21)
Total distributions	-	(.07)	(.02)	(1.04)	(.23)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 19.35	$ 20.05	$ 17.96	$ 17.24	$ 18.56
Total Return B, C, D	(3.49)%	12.03%	4.30%	.07%	23.56%
Ratios to Average Net Assets G
Expenses before expense reductions	2.00% A	1.92%	1.96%	1.95%	2.09% A
Expenses net of voluntary waivers, if any	2.00% A	1.92%	1.96%	1.95%	2.09% A
Expenses net of all reductions	1.95% A	1.90%	1.93%	1.94%	2.07% A
Net Investment Income (loss)	.11% A	.05%	.21%	.02%	(.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,891	$ 149,160	$ 83,078	$ 36,552	$ 19,983
Portfolio turnover rate	165% A	110%	73%	38%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 20.59	$ 18.39	$ 17.60	$ 18.80	$ 15.14	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.22	.21	.18	.14	.10
Net realized and unrealized gain (loss)	(.74)	2.22	.72	(.30)	3.79	5.06
Total from investment operations	(.63)	2.44	.93	(.12)	3.93	5.16
Less Distributions
From net investment income	(.21)	(.24)	(.15)	(.08)	(.05)	(.02)
From net realized gain	-	-	-	(1.01)	(.23)	(.01)
Total distributions	(.21)	(.24)	(.15)	(1.09)	(.28)	(.03)
Redemption fees added to paid in capital D	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 19.75	$ 20.59	$ 18.39	$ 17.60	$ 18.80	$ 15.14
Total Return B, C	(3.00)%	13.29%	5.40%	1.12%	26.39%	51.78%
Ratios to Average Net Assets F
Expenses before expense reductions	.93% A	.87%	.90%	.93%	1.14%	2.63% A
Expenses net of voluntary waivers, if any	.93% A	.87%	.90%	.93%	1.14%	1.50% A
Expenses net of all reductions	.87% A	.84%	.87%	.92%	1.13%	1.47% A
Net Investment Income (loss)	1.18% A	1.10%	1.27%	1.04%	.81%	.85% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,878	$ 17,966	$ 9,749	$ 11,956	$ 5,270	$ 3,758
Portfolio turnover rate	165% A	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 89,302	$ -
Class T	.25%	.25%	524,268	-
Class B	.75%	.25%	1,232,305	924,229
Class C	.75%	.25%	684,925	226,898
			$ 2,530,800	$ 1,151,127

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of
Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 60,917	$ 32,862
Class T	58,014	19,909
Class B	439,594	439,594*
Class C	25,290	25,290*
	$ 583,815	$ 517,655

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 127,985	.36*
Class T	338,629	.32*
Class B	439,461	.36*
Class C	205,232	.30*
Institutional Class	20,599	.22*
	$ 1,131,906

* Annualized

Financial Services

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $639,045 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $188,684 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $278.

8. Other Information.

At the end of the period, one unaffiliated shareholder held 10% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ 525,656	$ 575,989
Class T	996,123	1,395,636
Class B	-	290,651
Class C	-	384,886
Institutional Class	202,384	166,327
Total	$ 1,724,163	$ 2,813,489

Financial Services

Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31,	Year ended July 31	Six months ended January 31,	Year ended July 31,
	2002	2001	2002	2001
Class A Shares sold	422,204	2,229,649	$ 8,106,909	$ 45,208,146
Reinvestment of distributions	25,061	25,922	468,100	525,585
Shares redeemed	(592,384)	(1,065,178)	(11,234,663)	(21,516,449)
Net increase (decrease)	(145,119)	1,190,393	$ (2,659,654)	$ 24,217,282
Class T Shares sold	1,017,672	6,355,261	$ 19,440,912	$ 129,152,149
Reinvestment of distributions	48,880	63,277	911,752	1,280,041
Shares redeemed	(1,753,566)	(4,799,502)	(32,988,557)	(94,002,311)
Net increase (decrease)	(687,014)	1,619,036	$ (12,635,893)	$ 36,429,879
Class B Shares sold	1,011,880	6,989,430	$ 19,129,385	$ 139,848,398
Reinvestment of distributions	-	11,845	-	236,725
Shares redeemed	(1,533,233)	(1,978,622)	(28,207,296)	(39,095,522)
Net increase (decrease)	(521,353)	5,022,653	$ (9,077,911)	$ 100,989,601
Class C Shares sold	674,954	4,101,875	$ 12,704,523	$ 81,876,910
Reinvestment of distributions	-	15,218	-	303,741
Shares redeemed	(933,882)	(1,306,184)	(17,236,167)	(25,740,056)
Net increase (decrease)	(258,928)	2,810,909	$ (4,531,644)	$ 56,440,595
Institutional Class Shares sold	275,372	596,552	$ 5,394,333	$ 12,221,211
Reinvestment of distributions	5,884	4,018	110,481	81,850
Shares redeemed	(197,946)	(258,115)	(3,815,771)	(5,215,160)
Net increase (decrease)	83,310	342,455	$ 1,689,043	$ 7,087,901

Financial Services

Advisor Health Care Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - Inst CL	-4.18%	-8.96%	99.01%	133.04%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Health Care	-2.62%	-5.69%	107.57%	152.00%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Health Care - Inst CL	-8.96%	14.76%	16.91%
S&P 500	-16.15%	9.04%	12.22%
GS Health Care	-5.69%	15.73%	18.62%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $23,304 - a 133.04% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - an 86.64% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,200 - a 152.00% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Health Care Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Yolanda Strock, Portfolio Manager of Fidelity Advisor Health Care Fund

Q. How did the fund perform, Yolanda?

A. For the six-month period that ended January 31, 2002, the fund's Institutional Class shares declined 4.18%. This return underperformed the Goldman Sachs Health Care Index - an index of 115 stocks designed to measure the performance of companies in the health care sector - which fell 2.62%. However, the fund outpaced the Standard & Poor's 500 Index, which fell 6.01%. For the 12 months that ended January 31, 2002, the fund's Institutional Class shares declined 8.96%. During the same period, the Goldman Sachs index fell 5.69% and the S&P 500 index fell 16.15%.

Q. Why did health care stocks hold up better than the broader market?

A. Generally speaking, investors felt the sector's fundamentals looked more attractive relative to other industries. More specifically, the earnings growth of health care companies historically has held up relatively well during an economic downturn compared to other industries. That said, I had expected health care stocks - particularly pharmaceutical stocks - to perform much better on an absolute basis than they actually did, given the rapid decline of the economy and using historical patterns as a guidepost.

Q. Why did drug stocks perform worse than you expected?

A. Despite continued aggressive interest rate cutting by the Federal Reserve Board, economic sentiment shifted intermittently throughout the past six months. As a result, pharmaceutical stocks suffered from what I call "fits and starts," meaning a series of ups and downs that create short-term sector volatility. Additionally, the sector grappled with a number of issues, such as high-profile drug patent expirations and some unexpected Food and Drug Administration (FDA) decisions, which compromised the growth outlook of several companies. For example, Schering-Plough tumbled after the FDA determined that the company's production facilities didn't meet certain cleanliness standards.

Q. What factors caused the fund to underperfom the Goldman Sachs index?

A. Holding a higher average biotechnology weighting was the primary reason, as a number of factors put pressure on this group. First, given the continued economic uncertainty, risk-averse investors generally weren't willing to reward companies with high earnings growth potential, including biotech names. Additionally, four major acquisitions were announced in the fourth quarter. The most significant of these was Amgen's offer to buy Immunex for $16 billion in cash and stock, marking the biggest merger ever between two biotech companies. These deals were important because they signaled that the biotech industry may be becoming mature enough to create and market their own drugs. However, given the poor economic environment, many investors questioned the timeliness of the deals and, particularly, the high premium Amgen paid for Immunex. Finally, the FDA failed to accept a drug application by ImClone Systems for its promising new colorectal cancer drug, Erbitux, causing a hangover for the entire sector.

Q. What stocks were top performers? Which disappointed?

A. Johnson & Johnson delivered an 18% rise in fourth-quarter profits on strong sales in its prescription drug and medical device businesses. Biopharmaceutical firm Gilead Sciences performed well on promising results for its hepatitis drug, Adefovir Dipivoxil, as well as high expectations for two other drugs in its pipeline. On the down side, after health care distributor Cardinal Health's stock price appreciation in 2001, investors took profits in the stock due to slowing same-store sales at some of its larger retail pharmacy customers. Bristol-Myers Squibb, which earlier in the period bought a $2 billion stake in future profits of ImClone's Erbitux, was hurt by negative sentiment when the drug stumbled in its FDA approval process.

Q. What's your outlook for the health care sector, Yolanda?

A. If there's an economic recovery in 2002, the health care sector - given its stable growth history and the economic sensitivity built into other sectors - may have a difficult time matching the performance of the broader market. On the other hand, if the economy continues to plod along without improvement, health care stocks could continue to perform relatively well in comparison to other areas of the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Note to shareholders: Effective March 1, 2002, Steven Calhoun became Portfolio Manager of Fidelity Advisor Health Care Fund.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than $1.1 billion

Manager: Yolanda Strock, since 2000; joined Fidelity in 1997

3

Semiannual Report

Advisor Health Care Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
American Home Products Corp.	10.4
Pfizer, Inc.	10.3
Johnson & Johnson	6.9
Abbott Laboratories	6.6
Bristol-Myers Squibb Co.	6.2
Baxter International, Inc.	5.4
Medtronic, Inc.	4.8
Amgen, Inc.	4.5
Schering-Plough Corp.	3.8
Cardinal Health, Inc.	3.7
62.6
Top Industries as of January 31, 2002
% of fund's net assets
Pharmaceuticals	49.9%
Health Care Equipment & Supplies	19.2%
Biotechnology	14.2%
Health Care Providers & Services	11.9%
Industrial Conglomerates	0.9%
All Others *	3.9%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Health Care Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 14.2%
Amgen, Inc. (a)	969,400	$ 53,801,700
Cephalon, Inc. (a)	260,419	17,078,278
COR Therapeutics, Inc. (a)	33,800	635,102
Decode Genetics, Inc. (a)	1,000	8,900
Enzon, Inc. (a)	218,000	11,484,240
Geneprot, Inc. (d)	43,000	473,000
Gilead Sciences, Inc. (a)	313,500	20,509,170
Human Genome Sciences, Inc. (a)	85,280	2,398,926
IDEC Pharmaceuticals Corp. (a)	546,280	32,481,809
Medimmune, Inc. (a)	547,230	23,186,135
Millennium Pharmaceuticals, Inc. (a)	131,770	2,504,948
Neurocrine Biosciences, Inc. (a)	121,400	5,051,454
TOTAL BIOTECHNOLOGY		169,613,662
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Waters Corp. (a)	17,700	612,420
HEALTH CARE EQUIPMENT & SUPPLIES - 19.2%
Baxter International, Inc.	1,160,500	64,790,715
Biomet, Inc.	399,975	12,915,193
C.R. Bard, Inc.	127,000	6,229,350
Guidant Corp. (a)	539,700	25,932,585
Medtronic, Inc.	1,164,196	57,359,937
Novoste Corp. (c)	12,500	103,750
Smith & Nephew PLC	5,912,766	32,711,172
St. Jude Medical, Inc. (a)	107,800	8,548,540
Stryker Corp.	37,400	2,196,876
Zimmer Holdings, Inc. (a)	591,090	19,228,158
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		230,016,276
HEALTH CARE PROVIDERS & SERVICES - 11.9%
Andrx Group (a)	107,500	6,314,550
Cardinal Health, Inc.	671,659	44,269,045
First Health Group Corp. (a)	562,580	14,289,532
HealthSouth Corp. (a)	824,500	9,646,650
McKesson Corp.	1,018,820	39,224,570
Priority Healthcare Corp. Class B (a)	942,300	27,694,197
Trigon Healthcare, Inc. (a)	22,300	1,639,719
TOTAL HEALTH CARE PROVIDERS & SERVICES		143,078,263
INDUSTRIAL CONGLOMERATES - 0.9%
Tyco International Ltd.	311,700	10,956,255
INTERNET SOFTWARE & SERVICES - 0.0%
Allscripts Healthcare Solutions, Inc. (a)	500	1,995
Cybear Group (a)	6,168	3,454
TOTAL INTERNET SOFTWARE & SERVICES		5,449

	Shares	Value (Note 1)
IT CONSULTING & SERVICES - 0.0%
SYNAVANT, Inc. (a)	9,530	$ 32,593
PHARMACEUTICALS - 49.9%
Abbott Laboratories	1,364,800	78,748,960
American Home Products Corp.	1,923,520	124,374,802
Barr Laboratories, Inc. (a)	155,800	11,373,400
Bristol-Myers Squibb Co.	1,635,800	74,216,246
Forest Laboratories, Inc. (a)	447,100	37,064,590
ImClone Systems, Inc. (a)	301,589	5,778,445
Johnson & Johnson	1,434,792	82,514,888
Mylan Laboratories, Inc.	61,820	2,082,716
Pfizer, Inc.	2,978,500	124,114,095
Schering-Plough Corp.	1,406,900	45,555,422
SuperGen, Inc. (a)	1,300	14,196
Teva Pharmaceutical Industries Ltd. sponsored ADR	198,800	12,325,600
TOTAL PHARMACEUTICALS		598,163,360
TOTAL COMMON STOCKS (Cost $1,027,598,810)		1,152,478,278
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 1.88% (b)	44,525,716	44,525,716
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	1,890,000	1,890,000
TOTAL MONEY MARKET FUNDS (Cost $46,415,716)		46,415,716
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,074,014,526)		1,198,893,994
NET OTHER ASSETS - 0.0%		(309,031)
NET ASSETS - 100%		$ 1,198,584,963
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $103,750 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 236,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $854,497,634 and $836,726,049, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $37,738 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $473,000 or 0.0% of net assets.

Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $1,080,646,104. Net unrealized appreciation aggregated $118,247,890, of which $173,920,337 related to appreciated investment securities and $55,672,447 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $54,341,274 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,724,400) (cost $1,074,014,526) - See accompanying schedule		$ 1,198,893,994
Receivable for investments sold		28,771,015
Receivable for fund shares sold		1,854,848
Dividends receivable		864,271
Interest receivable		102,581
Redemption fees receivable		65
Other receivables		1,642
Total assets		1,230,488,416
Liabilities
Payable for investments purchased	$ 25,764,698
Payable for fund shares redeemed	2,639,887
Accrued management fee	580,395
Distribution fees payable	727,094
Other payables and accrued expenses	301,379
Collateral on securities loaned, at value	1,890,000
Total liabilities		31,903,453
Net Assets		$ 1,198,584,963
Net Assets consist of:
Paid in capital		$ 1,144,913,070
Accumulated net investment (loss)		(4,443,550)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(66,763,241)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		124,878,684
Net Assets		$ 1,198,584,963
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($130,051,822 ÷ 6,660,519 shares)		$ 19.53
Maximum offering price per share (100/94.25 of $19.53)		$ 20.72
Class T: Net Asset Value and redemption price per share ($362,343,058 ÷ 18,753,904 shares)		$ 19.32
Maximum offering price per share (100/96.50 of $19.32)		$ 20.02
Class B: Net Asset Value and offering price per share ($438,422,157 ÷ 23,281,043 shares) A		$ 18.83
Class C: Net Asset Value and offering price per share ($217,242,041 ÷ 11,532,229 shares) A		$ 18.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($50,525,885 ÷ 2,562,358 shares)		$ 19.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 5,251,663
Interest		976,104
Security lending		5,170
Total income		6,232,937
Expenses
Management fee	$ 3,544,542
Transfer agent fees	2,121,591
Distribution fees	4,442,108
Accounting and security lending fees	149,351
Non-interested trustees' compensation	2,067
Custodian fees and expenses	15,678
Registration fees	131,786
Audit	16,773
Legal	7,637
Miscellaneous	384,084
Total expenses before reductions	10,815,617
Expense reductions	(139,130)	10,676,487
Net investment income (loss)		(4,443,550)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,184,289)
Foreign currency transactions	(20,957)
Total net realized gain (loss)		(4,205,246)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(49,397,368)
Assets and liabilities in foreign currencies	23
Total change in net unrealized appreciation (depreciation)		(49,397,345)
Net gain (loss)		(53,602,591)
Net increase (decrease) in net assets resulting from operations		$ (58,046,141)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ (4,443,550)	$ (4,959,564)
Net realized gain (loss)	(4,205,246)	(39,088,875)
Change in net unrealized appreciation (depreciation)	(49,397,345)	(5,665,198)
Net increase (decrease) in net assets resulting from operations	(58,046,141)	(49,713,637)
Distributions to shareholders from net realized gain	-	(58,970,382)
Share transactions - net increase (decrease)	5,051,414	300,434,785
Redemption fees	88,177	143,653
Total increase (decrease) in net assets	(52,906,550)	191,894,419
Net Assets
Beginning of period	1,251,491,513	1,059,597,094
End of period (including accumulated net investment loss of $4,443,550 and $0, respectively)	$ 1,198,584,963	$ 1,251,491,513

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.41	$ 22.02	$ 18.52	$ 16.70	$ 14.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	.01	.01	-	(.03)	(.02)
Net realized and unrealized gain (loss)	(.85)	(.50)	3.89	2.20	3.50	4.12
Total from investment operations	(.88)	(.49)	3.90	2.20	3.47	4.10
Less Distributions
From net realized gain	-	(1.12)	(.41)	(.39)	(.88)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 19.53	$ 20.41	$ 22.02	$ 18.52	$ 16.70	$ 14.10
Total Return B, C, D	(4.31)%	(2.50)%	21.44%	13.80%	26.47%	41.00%
Ratios to Average Net Assets G
Expenses before expense reductions	1.33% A	1.19%	1.20%	1.23%	1.38%	2.92% A
Expenses net of voluntary waivers, if any	1.33% A	1.19%	1.20%	1.23%	1.38%	1.75% A
Expenses net of all reductions	1.30% A	1.17%	1.18%	1.21%	1.36%	1.74% A
Net Investment Income (loss)	(.28)% A	.05%	.07%	.01%	(.18)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,052	$ 136,304	$ 108,248	$ 66,142	$ 20,902	$ 5,488
Portfolio turnover rate	143% A	71%	51%	98%	85%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 20.22	$ 21.87	$ 18.40	$ 16.61	$ 14.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)	(.03)	(.04)	(.05)	(.04)
Net realized and unrealized gain (loss)	(.85)	(.49)	3.86	2.19	3.47	4.09
Total from investment operations	(.90)	(.53)	3.83	2.15	3.42	4.05
Less Distributions
From net realized gain	-	(1.12)	(.37)	(.37)	(.87)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 19.32	$ 20.22	$ 21.87	$ 18.40	$ 16.61	$ 14.05
Total Return B, C, D	(4.45)%	(2.71)%	21.16%	13.54%	26.17%	40.50%
Ratios to Average Net Assets G
Expenses before expense reductions	1.54% A	1.43%	1.42%	1.46%	1.54%	1.97% A
Expenses net of voluntary waivers, if any	1.54% A	1.43%	1.42%	1.46%	1.54%	1.97% A
Expenses net of all reductions	1.52% A	1.41%	1.40%	1.43%	1.52%	1.96% A
Net Investment Income (loss)	(.50)% A	(.18)%	(.15)%	(.21)%	(.31)%	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 362,343	$ 383,643	$ 361,351	$ 248,442	$ 124,652	$ 50,868
Portfolio turnover rate	143% A	71%	51%	98%	85%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 19.76	$ 21.50	$ 18.16	$ 16.47	$ 14.01	$ 11.88
Income from Investment Operations
Net investment income (loss) E	(.10)	(.14)	(.13)	(.13)	(.14)	(.05)
Net realized and unrealized gain (loss)	(.83)	(.48)	3.80	2.17	3.45	2.18
Total from investment operations	(.93)	(.62)	3.67	2.04	3.31	2.13
Less Distributions
From net realized gain	-	(1.12)	(.34)	(.36)	(.86)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 18.83	$ 19.76	$ 21.50	$ 18.16	$ 16.47	$ 14.01
Total Return B, C, D	(4.71)%	(3.20)%	20.53%	12.96%	25.40%	17.93%
Ratios to Average Net Assets G
Expenses before expense reductions	2.06% A	1.95%	1.94%	1.98%	2.13%	3.46% A
Expenses net of voluntary waivers, if any	2.06% A	1.95%	1.94%	1.98%	2.13%	2.50% A
Expenses net of all reductions	2.03% A	1.93%	1.93%	1.96%	2.12%	2.49% A
Net Investment Income (loss)	(1.02)% A	(.70)%	(.68)%	(.73)%	(.95)%	(.99)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 438,422	$ 456,851	$ 366,413	$ 225,441	$ 57,074	$ 6,159
Portfolio turnover rate	143% A	71%	51%	98%	85%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 19.76	$ 21.50	$ 18.17	$ 16.49	$ 13.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.14)	(.12)	(.12)	(.12)
Net realized and unrealized gain (loss)	(.83)	(.48)	3.80	2.17	3.39
Total from investment operations	(.92)	(.62)	3.68	2.05	3.27
Less Distributions
From net realized gain	-	(1.12)	(.36)	(.38)	(.63)
Redemption fees added to paid in capital E	-	-	.01	.01	-
Net asset value, end of period	$ 18.84	$ 19.76	$ 21.50	$ 18.17	$ 16.49
Total Return B, C, D	(4.66)%	(3.20)%	20.59%	13.04%	24.84%
Ratios to Average Net Assets G
Expenses before expense reductions	2.00% A	1.91%	1.91%	1.95%	2.18% A
Expenses net of voluntary waivers, if any	2.00% A	1.91%	1.91%	1.95%	2.18% A
Expenses net of all reductions	1.98% A	1.89%	1.89%	1.92%	2.17% A
Net Investment Income (loss)	(.96)% A	(.66)%	(.64)%	(.70)%	(1.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 217,242	$ 229,494	$ 183,264	$ 109,372	$ 19,154
Portfolio turnover rate	143% A	71%	51%	98%	85%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 20.58	$ 22.13	$ 18.59	$ 16.73	$ 14.12	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.07	.07	.05	.03	.01
Net realized and unrealized gain (loss)	(.87)	(.50)	3.90	2.21	3.47	4.11
Total from investment operations	(.86)	(.43)	3.97	2.26	3.50	4.12
Less Distributions
From net investment income	-	-	(.03)	-	-	-
From net realized gain	-	(1.12)	(.41)	(.41)	(.90)	-
Total distributions	-	(1.12)	(.44)	(.41)	(.90)	-
Redemption fees added to paid in capital D	-	-	.01	.01	.01	-
Net asset value, end of period	$ 19.72	$ 20.58	$ 22.13	$ 18.59	$ 16.73	$ 14.12
Total Return B, C	(4.18)%	(2.21)%	21.77%	14.17%	26.70%	41.20%
Ratios to Average Net Assets F
Expenses before expense reductions	.98% A	.91%	.93%	.97%	1.07%	2.38% A
Expenses net of voluntary waivers, if any	.98% A	.91%	.93%	.97%	1.07%	1.50% A
Expenses net of all reductions	.95% A	.89%	.92%	.95%	1.04%	1.49% A
Net Investment Income (loss)	.06% A	.33%	.33%	.28%	.17%	.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,526	$ 45,200	$ 40,320	$ 33,540	$ 10,424	$ 6,875
Portfolio turnover rate	143% A	71%	51%	98%	85%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 165,732	$ 165,732
Class T	.25%	.25%	928,055	-
Class B	.75%	.25%	2,234,930	1,676,197
Class C	.75%	.25%	1,113,391	278,641
			$ 4,442,108	$ 2,120,570

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 141,917	$ 70,189
Class T	146,408	44,323
Class B	625,826	625,826*
Class C	26,322	26,322*
	$ 940,473	$ 766,660

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Health Care

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 252,594	.38 *
Class T	641,780	.35 *
Class B	814,155	.36 *
Class C	344,171	.31 *
Institutional Class	68,891	.28 *
	$ 2,121,591

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $976,104 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $138,574 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $556.

Health Care

Notes to Financial Statements (Unaudited) - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net realized gain
Class A	$ -	$ 6,105,797
Class T	-	19,508,059
Class B	-	20,768,204
Class C	-	10,520,844
Institutional Class	-	2,067,478
Total	$ -	$ 58,970,382

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	Year ended July 31, 2001	Six months ended January 31, 2002	Year ended July 31, 2001

Class A Shares sold	1,084,819	3,634,400	$ 21,689,766	$ 78,399,599
Reinvestment of distributions	-	259,758	-	5,680,495
Shares redeemed	(1,102,335)	(2,133,134)	(21,996,427)	(44,124,320)
Net increase (decrease)	(17,516)	1,761,024	$ (306,661)	$ 39,955,774
Class T Shares sold	2,142,792	6,955,460	$ 42,458,734	$ 148,496,594
Reinvestment of distributions	-	848,077	-	18,382,545
Shares redeemed	(2,363,799)	(5,352,895)	(46,556,750)	(111,362,709)
Net increase (decrease)	(221,007)	2,450,642	$ (4,098,016)	$ 55,516,430
Class B Shares sold	2,243,493	8,603,059	$ 43,346,520	$ 180,903,165
Reinvestment of distributions	-	823,866	-	17,545,977
Shares redeemed	(2,085,152)	(3,345,428)	(39,980,129)	(68,223,620)
Net increase (decrease)	158,341	6,081,497	$ 3,366,391	$ 130,225,522
Class C Shares sold	1,115,267	4,772,898	$ 21,523,592	$ 100,652,585
Reinvestment of distributions	-	373,665	-	7,960,550
Shares redeemed	(1,197,760)	(2,056,651)	(22,980,383)	(41,921,796)
Net increase (decrease)	(82,493)	3,089,912	$ (1,456,791)	$ 66,691,339
Institutional Class Shares sold	651,229	990,632	$ 13,292,325	$ 21,175,994
Reinvestment of distributions	-	66,318	-	1,456,998
Shares redeemed	(285,520)	(682,089)	(5,745,834)	(14,587,272)
Net increase (decrease)	365,709	374,861	$ 7,546,491	$ 8,045,720

Health Care

Advisor Natural Resources Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural - Inst CL	-7.16%	-9.91%	24.11%	205.54%
S&P 500	-6.01%	-16.15%	54.18%	238.99%
GS Natural Resources	-10.26%	-15.26%	17.18%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare Institutional Class' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 108 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural - Inst CL	-9.91%	4.41%	11.82%
S&P 500	-16.15%	9.04%	12.98%
GS Natural Resources	-15.26%	3.22%	n/a*

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Institutional Class on January 31, 1992. As the chart shows, by January 31, 2002, the value of the investment would have grown to $30,554 - a 205.54% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,899 - a 238.99% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Natural Resources Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Scott Offen, Portfolio Manager of Fidelity Advisor Natural Resources Fund

Q. How did the fund perform, Scott?

A. For the six-month period that ended January 31, 2002, the fund's Institutional Class shares declined 7.16%. In comparison, the Goldman Sachs Natural Resources Index - an index of 108 stocks designed to measure the performance of companies in the natural resources sector - fell 10.26%, while the Standard & Poor's 500 Index dropped 6.01%. For the 12 months that ended January 31, 2002, the fund's Institutional Class shares returned -9.91%. During the same period, the Goldman Sachs and S&P 500 indexes returned -15.26% and -16.15%, respectively.

Q. Why did the natural resources sector lag the overall market during the six-month period?

A. Falling commodity prices stemming from a sluggish economy - further weakened by the 9/11 attacks - were to blame. Energy, by far the sector's largest industry component, led the downturn as slackening global demand and growing supply pressure caused oil inventories to rise and prices to decline by more than 27% during the period - nearing two-year lows. OPEC - the Organization of Petroleum Exporting Countries - cut production in September and January in an effort to stem the decline. However, uncertainty surrounding the January cut, coupled with skepticism about the enforcement of supporting production cuts from nonmember countries such as Russia, kept oil prices from rebounding. Sagging demand due to economic and weather factors teamed with mounting supply from a couple of big finds in Canada to sack natural gas prices, which finished the period down nearly 80% from their peak in 2001 even after snapping back in recent months. While energy stocks benefited late in the year from renewed enthusiasm about a potential economic recovery in 2002, a continued weak pricing environment for oil and the sector's more defensive nature caused them to trail the gains registered by more cyclically sensitive areas. Stocks within the other natural resources industries - including metals and minerals - tend to be cyclically oriented and, thus, responded well to the prospects for recovery.

Q. Why did the fund outperform the Goldman Sachs benchmark?

A. Strong stock picking in energy was the key to our success relative to the index. We benefited the most from limiting our exposure to lagging utilities, most notably energy trader Enron, whose rapid demise dragged down most other related companies in the index, such as Dynegy. Overweighting energy services and equipment stocks, particularly oil and gas drillers, also aided performance. These groups bounced back from a major sell-off early in the period on expectations that a pick-up in the economy would lead to increased spending on energy production. ENSCO and BJ Services were notable contributors here. I remained bullish on services firms that were leveraged to oil, based on the long-term need for the U.S. to build new oil supplies - outside of OPEC - due to under-investment in recent years. Having ample exposure to the major integrated oil companies also proved wise. While these firms suffered from lower oil prices and the market rotation away from more-defensive, less-cyclical businesses, stocks such as Phillips Petroleum and ChevronTexaco benefited from the tremendous cost savings expected from industry consolidation. Elsewhere, the fund's emphasis on aluminum stocks paid off, as did a small out-of-benchmark stake in chemicals, which I have since sold off.

Q. What moves dampened results?

A. It really was more of a story of what we didn't own. We lost ground to the Goldman Sachs index by remaining underexposed to natural gas exploration and production stocks such as Apache, which staged a rally in the fourth quarter. While I was surprised at their strong performance, I felt it unlikely to continue given my bearish near-term outlook for gas prices based on continued weak demand and high levels of inventory that could take some time to deplete. Underweighting gold stocks also hurt, as jittery equity investors looked for a place to hide in a bear market. Pricing erosion hampered our holdings in paper and forest products, including Georgia-Pacific. Oil services giant Halliburton disappointed due to unfavorable asbestos litigation against it. Several stocks mentioned in this report were no longer held at the close of the period.

Q. What's your outlook?

A. I remain optimistic about energy stocks, thanks to a favorable long-term trend in the supply/demand balance for oil and natural gas. The outlook for oil stocks, unlike natural gas, has improved of late with the economy showing some signs of life and OPEC following through with additional production cuts, which could lead us back to above-average pricing levels. I'm still positive on the integrated oil companies because they're running their businesses better and, therefore, I feel they deserve higher valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Semiannual Report

Advisor Natural Resources Fund
Fund Talk: The Manager's Overview - continued

Note to shareholders: Effective March 1, 2002, John Porter became Portfolio Manager of Fidelity Advisor Natural Resources Fund.

Fund Facts

Start date: December 29, 1987

Size: as of January 31, 2002, more than $334 million

Manager: Scott Offen, since 1999; joined Fidelity in 1985

3

Natural Resources

Advisor Natural Resources Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Exxon Mobil Corp.	7.7
ChevronTexaco Corp.	7.0
Phillips Petroleum Co.	6.6
Conoco, Inc.	5.3
Alcoa, Inc.	4.9
Royal Dutch Petroleum Co. (NY Shares)	4.7
BP PLC sponsored ADR	4.5
Schlumberger Ltd. (NY Shares)	4.3
International Paper Co.	2.4
Baker Hughes, Inc.	2.2
49.6
Top Industries as of January 31, 2002
% of fund's net assets
Oil & Gas	51.6%
Energy Equipment & Services	18.2%
Metals & Mining	10.6%
Paper & Forest Products	7.4%
Gas Utilities	2.7%
All Others*	9.5%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Natural Resources Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 0.0%
McDermott International, Inc. (a)	150	$ 1,856
CONTAINERS & PACKAGING - 1.7%
Packaging Corp. of America (a)	67,400	1,209,156
Smurfit-Stone Container Corp. (a)	152,400	2,409,444
Temple-Inland, Inc.	35,400	1,959,744
TOTAL CONTAINERS & PACKAGING		5,578,344
DIVERSIFIED FINANCIALS - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	1,029,000	6
ENERGY EQUIPMENT & SERVICES - 18.2%
Baker Hughes, Inc.	212,150	7,467,680
Cal Dive International, Inc. (a)	30,500	706,075
Cooper Cameron Corp. (a)	61,100	2,598,583
Diamond Offshore Drilling, Inc.	122,100	3,514,038
Dril-Quip, Inc. (a)	14,100	309,495
Global Industries Ltd. (a)	69,000	580,980
GlobalSantaFe Corp.	178,866	5,079,794
Hydril Co. (a)	25,000	428,750
Key Energy Services, Inc. (a)	41,300	356,419
National-Oilwell, Inc. (a)	84,800	1,615,440
Newpark Resources, Inc. (a)	88,900	623,189
Noble Drilling Corp. (a)	108,700	3,475,139
Oceaneering International, Inc. (a)	22,100	479,570
Oil States International, Inc.	100	750
Precision Drilling Corp. (a)	58,600	1,464,077
Schlumberger Ltd. (NY Shares)	254,500	14,351,255
Smith International, Inc. (a)	86,000	4,734,300
Superior Energy Services, Inc. (a)	1,500	13,800
Tidewater, Inc.	20,200	691,850
Transocean Sedco Forex, Inc.	125,879	3,856,933
Trican Well Service Ltd. (a)	6,240	51,679
Varco International, Inc. (a)	47,800	693,100
W-H Energy Services, Inc. (a)	37,500	671,625
Weatherford International, Inc. (a)	185,400	7,136,046
TOTAL ENERGY EQUIPMENT & SERVICES		60,900,567
GAS UTILITIES - 2.7%
El Paso Corp.	161,400	6,125,130
Kinder Morgan, Inc.	58,800	3,039,960
TOTAL GAS UTILITIES		9,165,090
METALS & MINING - 10.6%
Alcan, Inc.	183,400	7,144,029
Alcoa, Inc.	456,300	16,358,355
Arch Coal, Inc.	21,300	423,870
Barrick Gold Corp.	211,400	3,634,727

	Shares	Value (Note 1)
Freeport-McMoRan Copper & Gold, Inc.:
Class A (a)	78,100	$ 1,141,041
Class B (a)	175,097	2,722,758
Massey Energy Corp.	38,900	576,887
Phelps Dodge Corp.	102,000	3,556,740
TOTAL METALS & MINING		35,558,407
MULTI-UTILITIES - 0.0%
Dynegy, Inc. Class A	100	2,385
OIL & GAS - 51.6%
Alberta Energy Co. Ltd.	88,200	3,460,675
BP PLC sponsored ADR	319,948	14,947,971
Burlington Resources, Inc.	36,900	1,263,456
Cabot Oil & Gas Corp. Class A	100	2,005
Chesapeake Energy Corp. (a)	64,600	380,494
ChevronTexaco Corp.	278,218	23,314,668
CNOOC Ltd. sponsored ADR	90,400	1,845,064
Conoco, Inc.	626,902	17,653,560
Exxon Mobil Corp.	662,560	25,872,970
Kerr-McGee Corp.	33,400	1,768,530
Magnum Hunter Resources, Inc. (a)	1	7
Marathon Oil Corp.	130,800	3,668,940
Murphy Oil Corp.	42,200	3,333,800
Newfield Exploration Co. (a)	19,700	632,173
Occidental Petroleum Corp.	196,100	5,088,795
Ocean Energy, Inc.	66,900	1,134,624
Petro-Canada	104,200	2,385,483
Phillips Petroleum Co.	375,340	21,946,130
Pioneer Natural Resources Co. (a)	39,600	689,832
Pogo Producing Co.	40,100	1,020,946
Royal Dutch Petroleum Co. (NY Shares)	314,200	15,700,574
Spinnaker Exploration Co. (a)	32,700	1,209,246
Suncor Energy, Inc.	192,800	5,901,297
Sunoco, Inc.	43,400	1,673,504
Talisman Energy, Inc.	100,600	3,611,412
Tom Brown, Inc. (a)	15,700	387,005
TotalFinaElf SA sponsored ADR	48,000	3,377,280
Unocal Corp.	130,100	4,546,995
Valero Energy Corp.	117,900	5,416,326
Wiser Oil Co. (a)	1	5
TOTAL OIL & GAS		172,233,767
PAPER & FOREST PRODUCTS - 7.4%
Boise Cascade Corp.	73,700	2,623,720
Bowater, Inc.	20,900	1,001,946
International Paper Co.	194,300	8,117,854
MeadWestvaco Corp.	127,737	4,123,350
Potlatch Corp.	11,200	325,136
Slocan Forest Products Ltd.	146,100	887,016
TimberWest Forest Corp. unit	73,700	597,844
Common Stocks - continued
	Shares	Value (Note 1)
PAPER & FOREST PRODUCTS - CONTINUED
Wausau-Mosinee Paper Corp.	21,100	$ 229,779
Weyerhaeuser Co.	116,200	6,776,784
TOTAL PAPER & FOREST PRODUCTS		24,683,429
TOTAL COMMON STOCKS (Cost $279,361,616)		308,123,851
Money Market Funds - 8.0%

Fidelity Cash Central Fund, 1.88% (b) (Cost $26,674,120)	26,674,120	26,674,120
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $306,035,736)		334,797,971
NET OTHER ASSETS - (0.2)%		(704,345)
NET ASSETS - 100%		$ 334,093,626
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $170,766,461 and $213,199,018, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,215 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.7%
Canada	8.7
Netherlands	4.7
United Kingdom	4.5
Netherlands Antilles	4.3
Cayman Islands	1.5
France	1.0
Others (individually less than 1%)	0.6
100.0%
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $309,509,563. Net unrealized appreciation aggregated $25,288,408, of which $37,752,096 related to appreciated investment securities and $12,463,688 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $306,035,736) - See accompanying schedule		$ 334,797,971
Receivable for fund shares sold		391,937
Dividends receivable		103,172
Interest receivable		46,810
Redemption fees receivable		3
Other receivables		670
Total assets		335,340,563
Liabilities
Payable for investments purchased	$ 5,129
Payable for fund shares redeemed	846,788
Accrued management fee	159,515
Distribution fees payable	171,972
Other payables and accrued expenses	63,533
Total liabilities		1,246,937
Net Assets		$ 334,093,626
Net Assets consist of:
Paid in capital		$ 336,333,656
Distributions in excess of net investment income		(268,884)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,733,450)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,762,304
Net Assets		$ 334,093,626
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,520,587 ÷ 948,966 shares)		$ 22.68
Maximum offering price per share (100/94.25 of $22.68)		$ 24.06
Class T: Net Asset Value and redemption price per share ($206,851,456 ÷ 8,991,303 shares)		$ 23.01
Maximum offering price per share (100/96.50 of $23.01)		$ 23.84
Class B: Net Asset Value and offering price per share ($71,580,652 ÷ 3,194,659 shares) A		$ 22.41
Class C: Net Asset Value and offering price per share ($28,243,977 ÷ 1,255,256 shares) A		$ 22.50
Institutional Class: Net Asset Value, offering price and redemption price per share ($5,896,954 ÷ 256,221 shares)		$ 23.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 2,980,101
Interest		306,167
Security lending		33,306
Total income		3,319,574
Expenses
Management fee	$ 995,497
Transfer agent fees	530,486
Distribution fees	1,069,571
Accounting and security lending fees	64,060
Non-interested trustees' compensation	554
Custodian fees and expenses	15,494
Registration fees	45,111
Audit	12,070
Legal	2,379
Miscellaneous	36,729
Total expenses before reductions	2,771,951
Expense reductions	(95,754)	2,676,197
Net investment income (loss)		643,377
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(27,983,544)
Foreign currency transactions	(3,909)
Total net realized gain (loss)		(27,987,453)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,068,779)
Assets and liabilities in foreign currencies	(1,903)
Total change in net unrealized appreciation (depreciation)		(2,070,682)
Net gain (loss)		(30,058,135)
Net increase (decrease) in net assets resulting from operations		$ (29,414,758)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Natural Resources Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ 643,377	$ 1,498,881
Net realized gain (loss)	(27,987,453)	53,085,204
Change in net unrealized appreciation (depreciation)	(2,070,682)	(24,682,274)
Net increase (decrease) in net assets resulting from operations	(29,414,758)	29,901,811
Distributions to shareholders from net investment income	(1,280,685)	(1,565,522)
Distributions to shareholders from net realized gain	(24,564,118)	-
Total distributions	(25,844,803)	(1,565,522)
Share transactions - net increase (decrease)	(5,475,525)	42,119,066
Redemption fees	14,779	87,001
Total increase (decrease) in net assets	(60,720,307)	70,542,356
Net Assets
Beginning of period	394,813,933	324,271,577
End of period (including under (over) distribution of net investment income of $(268,884) and $405,335, respectively)	$ 334,093,626	$ 394,813,933

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 26.42	$ 24.07	$ 21.98	$ 18.94	$ 26.16	$ 25.11
Income from Investment Operations
Net investment income (loss) E	.08	.19	.10	.07	.06	(.05)
Net realized and unrealized gain (loss)	(1.94)	2.34	2.06	3.71	(3.33)	2.81
Total from investment operations	(1.86)	2.53	2.16	3.78	(3.27)	2.76
Less Distributions
From net investment income	(.18)	(.19)	(.08)	(.04)	-	(.10)
In excess of net investment income	-	-	-	-	-	(.04)
From net realized gain	(1.70)	-	-	(.71)	(3.96)	(1.57)
Total distributions	(1.88)	(.19)	(.08)	(.75)	(3.96)	(1.71)
Redemption fees added to paid in capital E	-	.01	.01	.01	.01	-
Net asset value, end of period	$ 22.68	$ 26.42	$ 24.07	$ 21.98	$ 18.94	$ 26.16
Total Return B, C, D	(7.32)%	10.56%	9.92%	21.48%	(14.61)%	11.45%
Ratios to Average Net Assets F
Expenses before expense reductions	1.31% A	1.23%	1.26%	1.28%	1.34%	2.06% A
Expenses net of voluntary waivers, if any	1.31% A	1.23%	1.26%	1.28%	1.34%	1.71% A
Expenses net of all reductions	1.25% A	1.18%	1.21%	1.23%	1.30%	1.68% A
Net Investment Income (loss)	.68% A	.69%	.43%	.38%	.28%	(.28)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,521	$ 21,849	$ 10,381	$ 7,801	$ 6,474	$ 6,372
Portfolio turnover rate	105% A	130%	90%	99%	97%	116% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Nine months ended July 31, 1997.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 26.73	$ 24.35	$ 22.21	$ 19.11	$ 26.34	$ 25.12
Income from Investment Operations
Net investment income (loss) E	.06	.14	.06	.04	.02	(.02)
Net realized and unrealized gain (loss)	(1.97)	2.36	2.08	3.76	(3.34)	2.83
Total from investment operations	(1.91)	2.50	2.14	3.80	(3.32)	2.81
Less Distributions
From net investment income	(.11)	(.13)	(.01)	(.01)	-	(.01)
In excess of net investment income	-	-	-	-	-	(.01)
From net realized gain	(1.70)	-	-	(.70)	(3.92)	(1.57)
Total distributions	(1.81)	(.13)	(.01)	(.71)	(3.92)	(1.59)
Redemption fees added to paid in capital E	-	.01	.01	.01	.01	-
Net asset value, end of period	$ 23.01	$ 26.73	$ 24.35	$ 22.21	$ 19.11	$ 26.34
Total Return B, C, D	(7.42)%	10.32%	9.69%	21.31%	(14.69)%	11.62%
Ratios to Average Net Assets F
Expenses before expense reductions	1.47% A	1.41%	1.41%	1.45%	1.43%	1.47% A
Expenses net of voluntary waivers, if any	1.47% A	1.41%	1.41%	1.45%	1.43%	1.47% A
Expenses net of all reductions	1.42% A	1.37%	1.37%	1.40%	1.39%	1.44% A
Net Investment Income (loss)	.51% A	.51%	.27%	.20%	.10%	(.12)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 206,851	$ 253,062	$ 245,995	$ 283,419	$ 342,347	$ 618,083
Portfolio turnover rate	105% A	130%	90%	99%	97%	116% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Nine months ended July 31, 1997.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 26.04	$ 23.77	$ 21.78	$ 18.81	$ 25.99	$ 24.88
Income from Investment Operations
Net investment income (loss) E	-	(.01)	(.06)	(.06)	(.09)	(.12)
Net realized and unrealized gain (loss)	(1.92)	2.31	2.04	3.68	(3.29)	2.80
Total from investment operations	(1.92)	2.30	1.98	3.62	(3.38)	2.68
Less Distributions
From net investment income	(.01)	(.04)	-	-	-	-
From net realized gain	(1.70)	-	-	(.66)	(3.81)	(1.57)
Total distributions	(1.71)	(.04)	-	(.66)	(3.81)	(1.57)
Redemption fees added to paid in capital E	-	.01	.01	.01	.01	-
Net asset value, end of period	$ 22.41	$ 26.04	$ 23.77	$ 21.78	$ 18.81	$ 25.99
Total Return B, C, D	(7.66)%	9.72%	9.14%	20.57%	(15.12)%	11.19%
Ratios to Average Net Assets F
Expenses before expense reductions	2.02% A	1.95%	1.96%	1.99%	1.98%	2.04% A
Expenses net of voluntary waivers, if any	2.02% A	1.95%	1.96%	1.99%	1.98%	2.04% A
Expenses net of all reductions	1.97% A	1.91%	1.92%	1.95%	1.94%	2.02% A
Net Investment Income (loss)	(.04)% A	(.03)%	(.28)%	(.34)%	(.41)%	(.67)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,581	$ 83,243	$ 50,685	$ 47,792	$ 44,351	$ 59,044
Portfolio turnover rate	105% A	130%	90%	99%	97%	116% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Nine months ended July 31, 1997.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998G
Net asset value, beginning of period	$ 26.15	$ 23.88	$ 21.92	$ 18.96	$ 24.39
Income from Investment Operations
Net investment income (loss) E	-	-	(.05)	(.05)	(.07)
Net realized and unrealized gain (loss)	(1.93)	2.32	2.04	3.71	(4.15)
Total from investment operations	(1.93)	2.32	1.99	3.66	(4.22)
Less Distributions
From net investment income	(.02)	(.06)	(.04)	(.01)	-
From net realized gain	(1.70)	-	-	(.70)	(1.22)
Total distributions	(1.72)	(.06)	(.04)	(.71)	(1.22)
Redemption fees added to paid in capital E	-	.01	.01	.01	.01
Net asset value, end of period	$ 22.50	$ 26.15	$ 23.88	$ 21.92	$ 18.96
Total Return B, C, D	(7.67)%	9.76%	9.15%	20.72%	(17.72)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.98% A	1.92%	1.91%	1.94%	2.90% A
Expenses net of voluntary waivers, if any	1.98% A	1.92%	1.91%	1.94%	2.50% A
Expenses net of all reductions	1.93% A	1.87%	1.87%	1.89%	2.44% A
Net Investment Income (loss)	-% A	-%	(.23)%	(.28)%	(.48)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,244	$ 29,699	$ 13,741	$ 8,761	$ 2,972
Portfolio turnover rate	105% A	130%	90%	99%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 26.82	$ 24.43	$ 22.28	$ 19.15	$ 26.42	$ 25.17
Income from Investment Operations
Net investment income (loss) D	.12	.28	.19	.14	.13	.04
Net realized and unrealized gain (loss)	(1.97)	2.37	2.07	3.76	(3.35)	2.85
Total from investment operations	(1.85)	2.65	2.26	3.90	(3.22)	2.89
Less Distributions
From net investment income	(.25)	(.27)	(.13)	(.07)	(.09)	(.05)
In excess of net investment income	-	-	-	-	-	(.02)
From net realized gain	(1.70)	-	-	(.71)	(3.97)	(1.57)
Total distributions	(1.95)	(.27)	(.13)	(.78)	(4.06)	(1.64)
Redemption fees added to paid in capital D	-	.01	.02	.01	.01	-
Net asset value, end of period	$ 23.02	$ 26.82	$ 24.43	$ 22.28	$ 19.15	$ 26.42
Total Return B, C	(7.16)%	10.90%	10.31%	21.95%	(14.29)%	11.95%
Ratios to Average Net Assets E
Expenses before expense reductions	.94% A	.88%	.86%	.87%	.95%	1.08% A
Expenses net of voluntary waivers, if any	.94% A	.88%	.86%	.87%	.95%	1.08% A
Expenses net of all reductions	.89% A	.84%	.82%	.82%	.91%	1.06% A
Net Investment Income (loss)	1.04% A	1.04%	.82%	.78%	.55%	.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,897	$ 6,960	$ 3,470	$ 4,505	$ 3,922	$ 10,042
Portfolio turnover rate	105% A	130%	90%	99%	97%	116% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Nine months ended July 31, 1997.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 25,813	$ -
Class T	.25%	.25%	537,686	586
Class B	.75%	.25%	369,401	277,051
Class C	.75%	.25%	136,671	54,980
			$ 1,069,571	$ 332,617

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 21,703	$ 8,424
Class T	31,509	10,168
Class B	96,100	96,100*
Class C	6,424	6,424*
	$ 155,736	$ 121,116

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing

Natural Resources

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 38,820	.38*
Class T	314,330	.29*
Class B	127,433	.34*
Class C	41,618	.30*
Institutional Class	8,285	.26*
	$ 530,486

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $306,151 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $95,455 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $299.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ 157,796	$ 94,846
Class T	1,000,831	1,283,308
Class B	32,214	102,739
Class C	23,996	42,855
Institutional Class	65,848	41,774
Total	$ 1,280,685	$ 1,565,522
From net realized gain
Class A	$ 1,449,451	$ -
Class T	15,316,018	-
Class B	5,391,688	-
Class C	1,951,733	-
Institutional Class	455,228	-
Total	$ 24,564,118	$ -
	$ 25,844,803	$ 1,565,522

Natural Resources

Notes to Financial Statements (Unaudited) - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	Year ended July 31, 2001	Six months ended January 31, 2002	Year ended July 31, 2001
Class A Shares sold	229,144	577,067	$ 5,246,491	$ 15,748,252
Reinvestment of distributions	55,891	3,111	1,323,257	81,147
Shares redeemed	(162,961)	(184,532)	(3,645,423)	(4,905,867)
Net increase (decrease)	122,074	395,646	$ 2,924,325	$ 10,923,532
Class T Shares sold	484,185	2,066,973	$ 11,170,450	$ 56,942,338
Reinvestment of distributions	631,721	45,384	15,183,951	1,194,897
Shares redeemed	(1,592,286)	(2,746,371)	(37,743,271)	(74,508,068)
Net increase (decrease)	(476,380)	(634,014)	$ (11,388,870)	$ (16,370,833)
Class B Shares sold	399,374	1,723,338	$ 8,954,189	$ 46,399,508
Reinvestment of distributions	189,750	3,328	4,451,383	84,176
Shares redeemed	(591,371)	(662,018)	(13,176,615)	(17,529,735)
Net increase (decrease)	(2,247)	1,064,648	$ 228,957	$ 28,953,949
Class C Shares sold	272,012	805,407	$ 6,112,196	$ 21,837,996
Reinvestment of distributions	64,641	1,271	1,522,771	32,822
Shares redeemed	(217,194)	(246,319)	(4,809,553)	(6,566,879)
Net increase (decrease)	119,459	560,359	$ 2,825,414	$ 15,303,939
Institutional Class Shares sold	73,143	177,265	$ 1,650,056	$ 4,919,625
Reinvestment of distributions	15,096	825	362,436	21,957
Shares redeemed	(91,569)	(60,569)	(2,077,843)	(1,633,103)
Net increase (decrease)	(3,330)	117,521	$ (65,351)	$ 3,308,479

Natural Resources

Advisor Technology Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - Inst CL	-9.55%	-36.46%	45.47%	102.04%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Technology	-7.52%	-38.71%	57.81%	111.50%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 230 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Technology - Inst CL	-36.46%	7.78%	13.87%
S&P 500	-16.15%	9.04%	12.22%
GS Technology	-38.71%	9.55%	14.84%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $20,204 - a 102.04% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - a 86.64% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $21,150 - a 111.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Technology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Effective February 15, 2002, after the period covered by this report, Sonu Kalra became Portfolio Manager of Fidelity Advisor Technology Fund.

Q. How did the fund perform, Sonu?

A. For the six months that ended January 31, 2002, the fund's Institutional Class shares returned -9.55%, trailing the -7.52% return of the Goldman Sachs Technology Index - an index of 230 stocks designed to measure the performance of companies in the technology sector. During the same period, the Standard & Poor's 500 Index returned -6.01%. For the 12 months that ended January 31, 2002, the fund's Institutional Class shares returned -36.46%, compared to the Goldman Sachs and S&P 500 indexes, which returned -38.71% and -16.15%, respectively.

Q. Why did the fund underperform its benchmarks during the period?

A. The past six months encompassed two very different environments. From the first week in August through September 21, technology share prices declined dramatically, as the economy continued to weaken and the markets absorbed the shock of the September 11 terrorist attacks. The fund lost considerable ground on the S&P 500 during this time because the index was cushioned to some extent by its broad diversification. In late September, partly in response to the Federal Reserve Board's aggressive easing of monetary policy, the broader market began a rally that carried through the end of the year. Technology stocks spearheaded this rally, and the fund was able to close much of the performance gap separating it from the S&P 500. An overweighting in Microsoft substantially helped our performance in the fourth quarter of 2001, but had essentially a neutral impact for the entire period under review. In terms of the Goldman Sachs index, while we benefited from our increased emphasis on several strong performing mid-cap semiconductor stocks during the period, we were hurt even more by our exposure to the underperforming telecommunications equipment group.

Q. What was the attraction of mid-cap semiconductor stocks?

A. Semiconductors are a very cyclical industry, and they were due for a recovery. The former portfolio managers were beginning to see signs that the inventory correction that caused revenues in the industry to tail off would soon work itself out. When they looked at the universe of semiconductor stocks, the mid-cap space had the most attractive valuations compared with expected growth rates.

Q. Can you discuss your management philosophy?

A. Sure. I run the fund with a decidedly bottom-up orientation, getting to know each holding extremely well. For me, that means talking with suppliers and customers in addition to company management. I like to see strong market position, accelerating growth rates and improving profit margins, among other factors. I also have fairly strict sell criteria because no matter how good a company is, there is a valuation point at which its stock is no longer a good investment.

Q. Which stocks helped performance?

A. NVIDIA was the holding that made the most positive contribution. The graphics microprocessor manufacturer performed well on the strength of several promising new products, including the chip that runs Microsoft's new video game console, the Xbox. IBM also was a notable contributor. In our conversations with the company's customers, we determined that it was gaining market share in many of its business lines. Furthermore, IBM posted relatively strong earnings in a year when most technology companies had extremely disappointing earnings. Storage software stock VERITAS was another holding that aided performance, as storage of electronic information suddenly became a much higher priority after September 11.

Q. Which stocks detracted from performance?

A. Motorola was the biggest detractor. We bought the stock because we had confidence that the company's restructuring program would rejuvenate earnings growth. However, Motorola's wireless handset sales were lower than expected due to slowing growth in the wireless market. Sun Microsystems suffered from a depressed market for its Unix servers, and we sold the stock. Memory chipmaker Micron Technology encountered pricing pressure for its products due to increased competition, while optical networking equipment provider CIENA felt the brunt of the telecom slump.

Q. What's your outlook, Sonu?

A. Although the long-term outlook for technology stocks is favorable, over the short term a weak economy and generally rich valuations could limit upside progress in the sector. In this challenging environment, I believe stock selection will assume an even greater importance than usual. Given the cyclical nature of many technology companies, those that can benefit from the "sweet spot" of product development cycles should be especially attractive. Finding such companies will be a primary area of emphasis for me. With 45 analysts worldwide who devote their full-time efforts to the technology industry, Fidelity has the resources to uncover opportunities that are often missed by other investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than $1.5 billion

Manager: Sonu Kalra, since February 2002; joined Fidelity in 1998

3

Semiannual Report

Advisor Technology Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Microsoft Corp.	10.8
Intel Corp.	6.2
International Business Machines Corp.	5.9
AOL Time Warner, Inc.	5.6
Motorola, Inc.	5.4
EMC Corp.	4.0
VERITAS Software Corp.	2.9
NVIDIA Corp.	2.3
Texas Instruments, Inc.	2.2
Computer Associates International, Inc.	2.2
47.5
Top Industries as of January 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	27.7%
Software	19.9%
Communications Equipment	13.8%
Computers & Peripherals	12.9%
Commercial Services & Supplies	5.8%
All Others *	19.9%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Technology Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 5.8%
Automatic Data Processing, Inc.	450,000	$ 24,300,000
Ceridian Corp. (a)	313,600	5,635,392
ChoicePoint, Inc. (a)	405,000	21,303,000
Concord EFS, Inc. (a)	325,000	9,473,750
First Data Corp.	337,000	27,880,010
Paychex, Inc.	100,000	3,670,000
Per-Se Technologies, Inc. warrants 7/8/03 (a)	91	7
TOTAL COMMERCIAL SERVICES & SUPPLIES		92,262,159
COMMUNICATIONS EQUIPMENT - 13.8%
Brocade Communications System, Inc. (a)	450,200	16,387,280
CIENA Corp. (a)	150,000	1,905,000
Cisco Systems, Inc. (a)	1,140,000	22,572,000
Comverse Technology, Inc. (a)	1,482,300	31,676,751
Crown Castle International Corp. (a)	205,000	1,490,350
Ditech Communications Corp. (a)	546,900	3,254,055
Enterasys Networks, Inc. (a)	960,000	10,579,200
Finisar Corp. (a)	280,600	3,302,662
Motorola, Inc.	6,481,100	86,263,441
OZ Optics Ltd. unit (d)	68,000	1,003,000
Polycom, Inc. (a)	300,000	10,494,000
QUALCOMM, Inc. (a)	500,000	22,025,000
Tellium, Inc. (d)	226,000	1,224,920
Tellium, Inc.	1,582,100	8,574,982
TOTAL COMMUNICATIONS EQUIPMENT		220,752,641
COMPUTERS & PERIPHERALS - 12.9%
Apple Computer, Inc. (a)	360,000	8,899,200
Dell Computer Corp. (a)	1,130,600	31,080,194
EMC Corp. (a)	3,900,000	63,960,000
International Business Machines Corp.	876,000	94,511,640
Quanta Computer, Inc.	2,102,000	8,274,406
TOTAL COMPUTERS & PERIPHERALS		206,725,440
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (d)	10,800	10,800
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.0%
Arrow Electronics, Inc. (a)	275,800	8,483,608
Avnet, Inc.	473,196	12,610,673
Flextronics International Ltd. (a)	471,300	10,462,860
Solectron Corp. (a)	840,400	9,849,488
Symbol Technologies, Inc.	255,000	3,952,500
Vishay Intertechnology, Inc. (a)	167,200	3,111,592
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		48,470,721
INTERNET SOFTWARE & SERVICES - 1.6%
Check Point Software Technologies Ltd. (a)	425,000	15,512,500

	Shares	Value (Note 1)
DoubleClick, Inc. (a)	97,100	$ 1,096,259
Yahoo!, Inc. (a)	542,200	9,347,528
TOTAL INTERNET SOFTWARE & SERVICES		25,956,287
IT CONSULTING & SERVICES - 1.4%
Computer Sciences Corp. (a)	145,900	6,492,550
Electronic Data Systems Corp.	150,000	9,391,500
SunGard Data Systems, Inc. (a)	200,000	5,998,000
TOTAL IT CONSULTING & SERVICES		21,882,050
MEDIA - 5.6%
AOL Time Warner, Inc. (a)	3,370,900	88,688,379
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 27.7%
Advanced Micro Devices, Inc. (a)	1,130,400	18,142,920
Agere Systems, Inc. Class A	4,400,000	22,528,000
Analog Devices, Inc. (a)	208,600	9,136,680
Applied Materials, Inc. (a)	407,500	17,787,375
ASML Holding NV (NY Shares) (a)	330,000	6,253,500
Atmel Corp. (a)	100,000	770,000
Cypress Semiconductor Corp. (a)	100,100	2,178,176
Fairchild Semiconductor International, Inc. Class A (a)	238,700	6,299,293
Helix Technology, Inc.	59,900	1,235,138
Ibis Technology Corp. (a)	156,600	1,587,924
Integrated Circuit Systems, Inc. (a)	494,300	11,937,345
Integrated Device Technology, Inc. (a)	100,000	3,055,000
Integrated Silicon Solution (a)	417,500	5,260,500
Intel Corp.	2,814,000	98,602,560
International Rectifier Corp. (a)	150,000	6,246,000
Intersil Corp. Class A (a)	205,000	6,092,600
KLA-Tencor Corp. (a)	427,000	24,458,560
Kulicke & Soffa Industries, Inc. (a)	200,000	3,290,000
LAM Research Corp. (a)	132,500	3,081,950
Lattice Semiconductor Corp. (a)	74,400	1,662,096
LSI Logic Corp. (a)	266,400	4,416,912
Marvell Technology Group Ltd. (a)	650,000	26,091,000
Micron Technology, Inc. (a)	65,000	2,193,750
NVIDIA Corp. (a)	550,000	36,157,000
Photronics, Inc. (a)	300,000	10,437,000
QLogic Corp. (a)	201,700	9,869,181
Semtech Corp. (a)	169,800	5,876,778
Silicon Laboratories, Inc. (a)	341,100	10,505,880
Silicon Storage Technology, Inc. (a)	39,500	327,060
STMicroelectronics NV (NY Shares)	269,000	8,422,390
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,007,580	17,098,633
Texas Instruments, Inc.	1,146,800	35,791,628
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
United Microelectronics Corp. sponsored ADR	1,332,065	$ 11,748,813
Xilinx, Inc. (a)	310,860	13,475,781
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		442,017,423
SOFTWARE - 19.8%
Adobe Systems, Inc.	495,690	16,704,753
Amdocs Ltd. (a)	147,100	5,332,375
BEA Systems, Inc. (a)	500,000	9,065,000
Computer Associates International, Inc.	1,003,900	34,594,394
Compuware Corp. (a)	646,500	8,792,400
Electronic Arts, Inc. (a)	90,000	4,776,300
Microsoft Corp. (a)	2,701,400	172,106,194
National Instruments Corp. (a)	24,600	950,544
Numerical Technologies, Inc. (a)	50,000	725,500
PeopleSoft, Inc. (a)	100,000	3,249,000
Peregrine Systems, Inc. (a)	800,000	6,392,000
Red Hat, Inc. (a)	200,000	1,624,000
Synopsys, Inc. (a)	33,300	1,727,604
Vastera, Inc. (a)	213,200	3,232,112
VERITAS Software Corp. (a)	1,100,000	46,805,000
TOTAL SOFTWARE		316,077,176
SPECIALTY RETAIL - 0.2%
CDW Computer Centers, Inc. (a)	60,000	3,322,800
WIRELESS TELECOMMUNICATION SERVICES - 1.4%
American Tower Corp. Class A (a)	168,500	869,460
Vodafone Group PLC sponsored ADR	1,000,000	21,700,000
TOTAL WIRELESS TELECOMMUNICATION SERVICES		22,569,460
TOTAL COMMON STOCKS (Cost $1,501,302,196)		1,488,735,336
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies Series E (d)	17,200	27,176
Procket Networks, Inc. Series C (d)	276,000	552,000
TOTAL COMMUNICATIONS EQUIPMENT		579,176
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
ITF Optical Technologies, Inc. Series B (d)	16,300	127,629
SOFTWARE - 0.0%
Monterey Design Systems Series E (d)	342,000	229,140
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,529,304)		935,945
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
SOFTWARE - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $905,000)	-	$ 905,000	$ 1,063,375
Money Market Funds - 11.3%
	Shares
Fidelity Cash Central Fund, 1.88% (b)	160,901,213	160,901,213
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	19,562,988	19,562,988
TOTAL MONEY MARKET FUNDS (Cost $180,464,201)		180,464,201
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $1,689,200,701)		1,671,198,857
NET OTHER ASSETS - (4.6)%		(73,236,819)
NET ASSETS - 100%		$ 1,597,962,038
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,063,375 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 296,528
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,711,500
Monterey Design Systems Series E	11/1/00	$ 1,795,500
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,725,776
Tellium, Inc.	9/20/00	$ 3,390,000
TeraBeam Networks	4/7/00	$ 40,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,367,816,101 and $1,427,606,607, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $216,557 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,174,665 or 0.2% of net assets.

Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $1,743,614,948. Net unrealized depreciation aggregated $72,416,091, of which $156,348,093 related to appreciated investment securities and $228,764,184 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $10,080,000 all of which will expire on July 31, 2009.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $851,392,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $18,579,371) (cost $1,689,200,701) - See accompanying schedule		$ 1,671,198,857
Foreign currency held at value (cost $ 15,987)		15,766
Receivable for investments sold		25,599,864
Receivable for fund shares sold		1,660,228
Dividends receivable		23,234
Interest receivable		255,237
Redemption fees receivable		186
Other receivables		19,688
Total assets		1,698,773,060
Liabilities
Payable for investments purchased	$ 74,898,142
Payable for fund shares redeemed	3,984,236
Accrued management fee	842,045
Distribution fees payable	1,010,915
Other payables and accrued expenses	512,696
Collateral on securities loaned, at value	19,562,988
Total liabilities		100,811,022
Net Assets		$ 1,597,962,038
Net Assets consist of:
Paid in capital		$ 3,141,697,619
Accumulated net investment (loss)		(12,093,093)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,513,640,423)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(18,002,065)
Net Assets		$ 1,597,962,038
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($181,225,515 ÷ 11,304,570 shares)		$ 16.03
Maximum offering price per share (100/94.25 of $16.03)		$ 17.01
Class T: Net Asset Value and redemption price per share ($550,367,267 ÷ 34,696,973 shares)		$ 15.86
Maximum offering price per share (100/96.50 of $15.86)		$ 16.44
Class B: Net Asset Value and offering price per share ($615,839,340 ÷ 39,802,342 shares) A		$ 15.47
Class C: Net Asset Value and offering price per share ($230,693,990 ÷ 14,866,697 shares) A		$ 15.52
Institutional Class: Net Asset Value, offering price and redemption price per share ($19,835,926 ÷ 1,225,299 shares)		$ 16.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 1,000,208
Interest		1,927,349
Security lending		248,487
Total income		3,176,044
Expenses
Management fee	$ 4,586,857
Transfer agent fees	4,255,479
Distribution fees	5,780,673
Accounting and security lending fees	183,542
Non-interested trustees' compensation	2,728
Custodian fees and expenses	23,336
Registration fees	69,060
Audit	17,235
Legal	11,116
Reports to shareholders	929,919
Miscellaneous	8,058
Total expenses before reductions	15,868,003
Expense reductions	(598,866)	15,269,137
Net investment income (loss)		(12,093,093)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(558,237,282)
Foreign currency transactions	2,822
Total net realized gain (loss)		(558,234,460)
Change in net unrealized appreciation (depreciation) on:
Investment securities	374,961,469
Assets and liabilities in foreign currencies	(221)
Total change in net unrealized appreciation (depreciation)		374,961,248
Net gain (loss)		(183,273,212)
Net increase (decrease) in net assets resulting from operations		$ (195,366,305)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ (12,093,093)	$ (29,875,972)
Net realized gain (loss)	(558,234,460)	(933,234,088)
Change in net unrealized appreciation (depreciation)	374,961,248	(894,736,410)
Net increase (decrease) in net assets resulting from operations	(195,366,305)	(1,857,846,470)
Distributions to shareholders from net realized gains	-	(158,820,424)
Share transactions - net increase (decrease)	(86,405,068)	311,727,022
Redemption fees	124,405	474,599
Total increase (decrease) in net assets	(281,646,968)	(1,704,465,273)
Net Assets
Beginning of period	1,879,609,006	3,584,074,279
End of period (including accumulated net investment loss of $(12,093,093) and $0, respectively)	$ 1,597,962,038	$ 1,879,609,006

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 17.76	$ 36.23	$ 24.95	$ 14.88	$ 15.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.17)	(.19)	(.09)	(.08)	(.10)
Net realized and unrealized gain (loss)	(1.65)	(16.67)	13.04	10.15	.58	6.13
Total from investment operations	(1.73)	(16.84)	12.85	10.06	.50	6.03
Less Distributions
From net realized gain	-	(1.63)	(1.58)	-	(1.14)	(.08)
In excess of net realized gain	-	-	-	-	(.45)	-
Total distributions	-	(1.63)	(1.58)	-	(1.59)	(.08)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 16.03	$ 17.76	$ 36.23	$ 24.95	$ 14.88	$ 15.96
Total Return B, C, D	(9.74)%	(48.83)%	53.76%	67.67%	4.20%	60.62%
Ratios to Average Net Assets G
Expenses before expense reductions	1.56% A	1.23%	1.16%	1.25%	1.39%	2.55% A
Expenses net of voluntary waivers, if any	1.50% A	1.23%	1.16%	1.25%	1.39%	1.75% A
Expenses net of all reductions	1.46% A	1.21%	1.15%	1.24%	1.35%	1.70% A
Net Investment Income (loss)	(1.06)% A	(.68)%	(.55)%	(.44)%	(.59)%	(.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,226	$ 211,429	$ 388,756	$ 94,621	$ 15,414	$ 7,313
Portfolio turnover rate	190% A	181%	125%	170%	348%	517% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 17.59	$ 35.95	$ 24.76	$ 14.80	$ 15.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.22)	(.27)	(.14)	(.11)	(.11)
Net realized and unrealized gain (loss)	(1.63)	(16.55)	12.96	10.09	.56	6.09
Total from investment operations	(1.73)	(16.77)	12.69	9.95	.45	5.98
Less Distributions
From net realized gain	-	(1.59)	(1.51)	-	(1.12)	(.08)
In excess of net realized gain	-	-	-	-	(.45)	-
Total distributions	-	(1.59)	(1.51)	-	(1.57)	(.08)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 15.86	$ 17.59	$ 35.95	$ 24.76	$ 14.80	$ 15.91
Total Return B, C, D	(9.84)%	(48.96)%	53.41%	67.30%	3.85%	60.12%
Ratios to Average Net Assets G
Expenses before expense reductions	1.71% A	1.43%	1.38%	1.47%	1.60%	1.92% A
Expenses net of voluntary waivers, if any	1.71% A	1.43%	1.38%	1.47%	1.60%	1.92% A
Expenses net of all reductions	1.68% A	1.41%	1.37%	1.46%	1.56%	1.87% A
Net Investment Income (loss)	(1.28)% A	(.88)%	(.77)%	(.65)%	(.80)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 550,367	$ 645,015	$ 1,286,376	$ 349,533	$ 90,499	$ 57,624
Portfolio turnover rate	190% A	181%	125%	170%	348%	517% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 17.21	$ 35.33	$ 24.44	$ 14.68	$ 15.88	$ 12.88
Income from Investment Operations
Net investment income (loss) E	(.14)	(.35)	(.45)	(.26)	(.20)	(.08)
Net realized and unrealized gain (loss)	(1.60)	(16.27)	12.78	10.01	.57	3.08
Total from investment operations	(1.74)	(16.62)	12.33	9.75	.37	3.00
Less Distributions
From net realized gain	-	(1.50)	(1.45)	-	(1.13)	-
In excess of net realized gain	-	-	-	-	(.45)	-
Total distributions	-	(1.50)	(1.45)	-	(1.58)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 15.47	$ 17.21	$ 35.33	$ 24.44	$ 14.68	$ 15.88
Total Return B, C, D	(10.11)%	(49.28)%	52.57%	66.49%	3.27%	23.29%
Ratios to Average Net Assets G
Expenses before expense reductions	2.33% A	1.98%	1.91%	2.01%	2.21%	3.64% A
Expenses net of voluntary waivers, if any	2.25% A	1.98%	1.91%	2.01%	2.21%	2.50% A
Expenses net of all reductions	2.21% A	1.96%	1.91%	2.00%	2.18%	2.45% A
Net Investment Income (loss)	(1.81)% A	(1.43)%	(1.30)%	(1.19)%	(1.40)%	(1.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 615,839	$ 729,518	$ 1,372,523	$ 298,768	$ 31,041	$ 5,105
Portfolio turnover rate	190% A	181%	125%	170%	348%	517% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 17.25	$ 35.39	$ 24.49	$ 14.70	$ 14.28
Income from Investment Operations
Net investment income (loss) E	(.13)	(.33)	(.44)	(.25)	(.17)
Net realized and unrealized gain (loss)	(1.60)	(16.30)	12.80	10.03	1.27
Total from investment operations	(1.73)	(16.63)	12.36	9.78	1.10
Less Distributions
From net realized gain	-	(1.51)	(1.47)	-	(.49)
In excess of net realized gain	-	-	-	-	(.20)
Total distributions	-	(1.51)	(1.47)	-	(.69)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 15.52	$ 17.25	$ 35.39	$ 24.49	$ 14.70
Total Return B, C, D	(10.03)%	(49.24)%	52.60%	66.60%	8.96%
Ratios to Average Net Assets G
Expenses before expense reductions	2.20% A	1.94%	1.89%	1.97%	2.43% A
Expenses net of voluntary waivers, if any	2.20% A	1.94%	1.89%	1.97%	2.43% A
Expenses net of all reductions	2.17% A	1.91%	1.89%	1.96%	2.41% A
Net Investment Income (loss)	(1.77)% A	(1.38)%	(1.28)%	(1.16)%	(1.64)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 230,694	$ 269,563	$ 472,462	$ 88,120	$ 6,754
Portfolio turnover rate	190% A	181%	125%	170%	348%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 17.90	$ 36.43	$ 25.05	$ 14.89	$ 15.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	(.08)	(.09)	(.04)	(.04)	(.06)
Net realized and unrealized gain (loss)	(1.66)	(16.78)	13.08	10.19	.55	6.12
Total from investment operations	(1.71)	(16.86)	12.99	10.15	.51	6.06
Less Distributions
From net realized gain	-	(1.67)	(1.62)	-	(1.15)	(.09)
In excess of net realized gain	-	-	-	-	(.46)	-
Total distributions	-	(1.67)	(1.62)	-	(1.61)	(.09)
Redemption fees added to paid in capital D	-	-	.01	.01	.01	.01
Net asset value, end of period	$ 16.19	$ 17.90	$ 36.43	$ 25.05	$ 14.89	$ 15.98
Total Return B, C	(9.55)%	(48.67)%	54.16%	68.23%	4.26%	60.95%
Ratios to Average Net Assets F
Expenses before expense reductions	1.06% A	.86%	.87%	.98%	1.10%	3.21% A
Expenses net of voluntary waivers, if any	1.06% A	.86%	.87%	.98%	1.10%	1.50% A
Expenses net of all reductions	1.02% A	.84%	.87%	.97%	1.07%	1.44% A
Net Investment Income (loss)	(.62)% A	(.31)%	(.26)%	(.17)%	(.30)%	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,836	$ 24,084	$ 63,957	$ 32,722	$ 7,060	$ 3,598
Portfolio turnover rate	190% A	181%	125%	170%	348%	517% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Technology

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 223,579	$ -
Class T	.25%	.25%	1,357,048	-
Class B	.75%	.25%	3,057,949	2,293,462
Class C	.75%	.25%	1,142,097	238,668
			$ 5,780,673	$ 2,532,130

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 167,267	$ 61,353
Class T	264,736	64,706
Class B	892,539	892,539
Class C	36,430	36,430
	$ 1,360,972	$ 1,055,028

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to

Technology

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 520,941	.58 *
Class T	1,315,273	.48 *
Class B	1,839,758	.60 *
Class C	546,810	.48 *
Institutional Class	32,697	.32 *
	$ 4,255,479

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,906,248 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 57,870
Class B	2.25%	245,659
		$ 303,529

Certain security trades were directed to brokers who paid $290,231 of the fund's expenses. In addition, through arrangements with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $5,106.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net realized gain
Class A	$ -	$ 17,828,325
Class T	-	57,794,074
Class B	-	59,508,457
Class C	-	20,797,037
Institutional Class	-	2,892,531
Total	$ -	$ 158,820,424

Technology

Notes to Financial Statements (Unaudited) - continued

9. Other Information.

At the end of the period, one unaffiliated shareholder held 11% of the total outstanding shares of the fund.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended	Year ended	Six months ended	Year ended
	January 31, 2002	July 31, 2001	January 31, 2002	July 31, 2001

Class A Shares sold	1,216,756	4,600,277	$ 18,709,863	$ 115,273,515
Reinvestment of distributions	-	446,230	-	16,598,748
Shares redeemed	(1,815,879)	(3,874,254)	(27,650,571)	(88,298,986)
Net increase (decrease)	(599,123)	1,172,253	$ (8,940,708)	$ 43,573,277
Class T Shares sold	3,974,495	11,759,322	$ 61,459,260	$ 292,780,260
Reinvestment of distributions	-	1,485,869	-	54,887,910
Shares redeemed	(5,942,610)	(12,359,380)	(89,088,085)	(282,699,062)
Net increase (decrease)	(1,968,115)	885,811	$ (27,628,825)	$ 64,969,108
Class B Shares sold	2,258,709	10,358,486	$ 33,827,661	$ 263,105,137
Reinvestment of distributions	-	1,444,788	-	52,503,218
Shares redeemed	(4,855,768)	(8,253,903)	(70,876,858)	(182,031,959)
Net increase (decrease)	(2,597,059)	3,549,371	$ (37,049,197)	$ 133,576,396
Class C Shares sold	1,484,231	6,072,806	$ 22,037,629	$ 151,395,156
Reinvestment of distributions	-	477,884	-	17,394,266
Shares redeemed	(2,241,442)	(4,276,332)	(33,051,870)	(92,339,909)
Net increase (decrease)	(757,211)	2,274,358	$ (11,014,241)	$ 76,449,513
Institutional Class Shares sold	181,115	679,674	$ 2,792,623	$ 18,133,333
Reinvestment of distributions	-	50,395	-	1,884,268
Shares redeemed	(301,537)	(1,139,787)	(4,564,720)	(26,858,873)
Net increase (decrease)	(120,422)	(409,718)	$ (1,772,097)	$ (6,841,272)

Technology

Advisor Telecommunications & Utilities Growth Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended January 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - Inst CL	-17.37%	-26.32%	41.29%	67.42%
S&P 500	-6.01%	-16.15%	54.18%	86.64%
GS Utilities	-18.19%	-29.06%	29.93%	45.50%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 119 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Telecommunications & Utilities - Inst CL	-26.32%	7.16%	9.99%
S&P 500	-16.15%	9.04%	12.22%
GS Utilities	-29.06%	5.38%	7.17%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 2002, the value of the investment would have grown to $16,742 - a 67.42% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,664 - a 86.64% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $14,550 - a 45.50% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Tim Cohen (left), who managed Fidelity Advisor Telecommunications & Utilities Growth Fund during the period covered by this report, with additional comments from Shep Perkins (right), who became Portfolio Manager of the fund on February 6, 2002.

Q. How did the fund perform, Tim?

T.C. Telecommunications and utilities stocks continued to struggle. For the six months ending January 31, 2002, the fund's Institutional Class shares returned -17.37%. During the same period, the Goldman Sachs Utilities Index-an index of 119 stocks designed to measure the performance of companies in the utilities sector-declined 18.19%, while the Standard & Poor's 500 Index returned -6.01%. For the 12 months ending January 31, 2002, the fund's Institutional Class shares returned -26.32%, while the Goldman Sachs index and the S&P 500 returned -29.06% and -16.15%, respectively.

Q. Why did the fund outperform the Goldman Sachs index but lag the S&P 500 during the six-month period?

T.C. Favorable stock selection among electric utilities and integrated telecom service providers helped the fund versus the Goldman Sachs index. The fund also benefited from overweighting the latter group, as the regional Bell operating companies, or RBOCs, did not decline as much during the period as the stocks of alternative carriers. Another positive influence on performance compared with the Goldman Sachs index was an underweighting and strong stock selection in the wireless services segment. While wireless stocks remained in the doldrums, the fund's emphasis on small regional carriers and avoidance of the largest providers were timely. On the negative side, an overweighted position in global independent power producer AES detracted significantly from performance compared with the index in September, when the company issued an earnings warning and its share price was cut in half in a single day. Relative to the S&P 500, the fund suffered from its concentration in two of the broader market's weakest groups during the period - telecommunications and utilities.

Q. Did the fund's positioning change significantly during the period?

T.C. The fund's basic positioning remained intact. Power prices suffered their first cyclical downturn of the deregulated era, and I continued to emphasize traditional electric utilities with significant dividend yields, strong management and minimal exposure to the unregulated power market. In wireline telecommunications, the weak economy and lack of financing for new projects caused me to remain focused on companies with an established customer base, low debt and strong cash flow. In the wireless communications area, intense competition, slowing subscriber growth and rich valuations plagued many pure wireless plays. I therefore favored wireless tower stocks and smaller, regional players that were capable of offering integrated packages of wireless and wireline services.

Q. What stocks helped the fund's performance?

T.C. Southern Company, the fund's strongest contributor, was a good example of a well-run conventional utility that weathered the volatile market environment during the period fairly well. FirstEnergy, Entergy, Ameren and TXU were other electric utilities that made positive contributions to the fund's performance.

Q. Which stocks detracted from performance?

T.C. AES, mentioned earlier, was the biggest detractor. The company attributed its earnings shortfall to a lack of new acquisition opportunities, weakness in Brazil's currency and a decline in United Kingdom power prices. The stock is now a smaller part of the fund. Qwest Communications was another detractor, hampered by disappointing third-quarter results and lowered expectations for future earnings and revenues. RBOCs Verizon and SBC Communications did not suffer big declines but the fund's large positions in them hurt its performance. Finally, the story of energy trading firm Enron is well known to most investors, but suffice it to say I was shocked at the speed of the company's fall from grace. In retrospect, I wish I had sold Enron sooner, but the situation could have been much worse.

Q. Turning to you, Shep, what's your outlook?

S.P. The Federal Reserve Board's aggressive lowering of short-term interest rates succeeded in reversing the broader market's decline at the end of the third quarter. In the telecom sector, share prices of equipment companies were helped by indications that demand was finally starting to draw down inventories. However, I believe that even if some parts of the economy begin to strengthen, the supply and demand characteristics of the telecommunications and power utility markets make it unlikely that we will see a dramatic improvement there over the near term. I am therefore comfortable with the fund's defensive positioning.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions. For more information, see page 2.

Fund Facts

Start date: September 3, 1996

Size: as of January 31, 2002, more than $391 million

Manager: Shep Perkins, since February 2002; joined Fidelity in 1997

3

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
BellSouth Corp.	13.4
AT&T Corp.	12.3
Verizon Communications, Inc.	11.6
SBC Communications, Inc.	7.5
Qwest Communications International, Inc.	3.7
TXU Corp.	3.5
Citizens Communications Co.	3.4
EchoStar Communications Corp. Class A	3.2
ALLTEL Corp.	3.2
FirstEnergy Corp.	3.1
64.9
Top Industries as of January 31, 2002
% of fund's net assets
Diversified Telecommunication Services	58.5%
Electric Utilities	19.1%
Media	6.4%
Wireless Telecommunication Services	2.9%
Industrial Conglomerates	2.6%
All Others*	10.5%
* Includes short-term investments and net other assets.

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund

Investments January 31, 2002

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 1.6%
Crown Castle International Corp. (a)	582,200	$ 4,232,594
SpectraSite Holdings, Inc. (a)	1,106,100	1,957,797
TOTAL COMMUNICATIONS EQUIPMENT		6,190,391
DIVERSIFIED TELECOMMUNICATION SERVICES - 58.5%
ALLTEL Corp.	228,100	12,654,988
AT&T Corp.	2,720,964	48,161,063
BCE, Inc.	120,900	2,653,587
BellSouth Corp.	1,315,200	52,607,998
Broadwing, Inc. (a)	493,600	3,943,864
CenturyTel, Inc.	60,800	1,871,424
Citizens Communications Co. (a)	1,337,600	13,389,376
Qwest Communications International, Inc.	1,382,095	14,511,998
SBC Communications, Inc.	787,715	29,499,927
Telefonos de Mexico SA de CV sponsored ADR	116,800	4,485,120
Verizon Communications, Inc.	981,000	45,469,350
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		229,248,695
ELECTRIC UTILITIES - 18.7%
AES Corp. (a)	699,300	9,475,515
Ameren Corp.	63,800	2,735,106
American Electric Power Co., Inc.	133,600	5,576,464
Cinergy Corp.	55,500	1,792,650
DPL, Inc.	166,300	3,868,138
Entergy Corp.	172,100	7,087,078
FirstEnergy Corp.	320,500	11,922,600
Northeast Utilities	374,800	6,787,628
NSTAR	82,500	3,617,625
Southern Co.	263,500	6,495,275
TXU Corp.	282,200	13,748,784
TOTAL ELECTRIC UTILITIES		73,106,863
GAS UTILITIES - 0.5%
Kinder Morgan, Inc.	39,400	2,036,980
INDUSTRIAL CONGLOMERATES - 2.6%
Tyco International Ltd.	293,200	10,305,980
MEDIA - 5.1%
AOL Time Warner, Inc. (a)	99,100	2,607,321
EchoStar Communications Corp. Class A (a)	463,800	12,661,740
General Motors Corp. Class H (a)	210,500	3,304,850
Liberty Media Corp. Class A (a)	113,400	1,474,200
TOTAL MEDIA		20,048,111
MULTI-UTILITIES - 1.2%
SCANA Corp.	171,500	4,623,640

	Shares	Value (Note 1)
OIL & GAS - 0.5%
Equitable Resources, Inc.	68,500	$ 2,105,690
WIRELESS TELECOMMUNICATION SERVICES - 2.9%
American Tower Corp. Class A (a)	536,700	2,769,372
Metro One Telecommunications, Inc. (a)	55,700	1,361,865
Nextel Communications, Inc. Class A (a)	262,400	2,112,320
Price Communications Corp. (a)	177,200	3,400,468
Triton PCS Holdings, Inc. Class A (a)	127,900	1,793,158
TOTAL WIRELESS TELECOMMUNICATION SERVICES		11,437,183
TOTAL COMMON STOCKS (Cost $394,931,083)		359,103,533
Convertible Preferred Stocks - 0.4%

ELECTRIC UTILITIES - 0.4%
Cinergy Corp. $4.75 PRIDES (Cost $1,265,000)	25,300	1,366,200
Convertible Bonds - 1.3%
Moody's Ratings (unaudited)		Principal Amount
MEDIA - 1.3%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $5,700,000)	Caa1	$ 5,700,000	5,219,063
Money Market Funds - 8.9%
	Shares
Fidelity Cash Central Fund, 1.88% (b)	34,555,991	34,555,991
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	324,000	324,000
TOTAL MONEY MARKET FUNDS (Cost $34,879,991)		34,879,991
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $436,776,074)		400,568,787
NET OTHER ASSETS - (2.2)%		(8,654,502)
NET ASSETS - 100%		$ 391,914,285
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,219,063 or 1.3% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $221,897,053 and $257,790,401, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,621 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $809,500.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $457,427,891. Net unrealized depreciation aggregated $56,859,104, of which $11,178,208 related to appreciated investment securities and $68,037,312 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $78,495,000 all of which will expire on July 31, 2009.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $98,136,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Telecommunication & Utilities Growth

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $401,259) (cost $436,776,074) - See accompanying schedule		$ 400,568,787
Receivable for investments sold		1,956,015
Receivable for fund shares sold		323,143
Dividends receivable		1,082,058
Interest receivable		109,042
Redemption fees receivable		9
Other receivables		2,290
Total assets		404,041,344
Liabilities
Payable for investments purchased	$ 10,268,282
Payable for fund shares redeemed	964,448
Accrued management fee	198,992
Distribution fees payable	263,843
Other payables and accrued expenses	107,494
Collateral on securities loaned, at value	324,000
Total liabilities		12,127,059
Net Assets		$ 391,914,285
Net Assets consist of:
Paid in capital		$ 686,859,587
Undistributed net investment income		408,760
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(259,146,775)
Net unrealized appreciation (depreciation) on investments		(36,207,287)
Net Assets		$ 391,914,285
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($41,103,970 ÷ 3,284,615 shares)		$ 12.51
Maximum offering price per share (100/94.25 of $12.51)		$ 13.27
Class T: Net Asset Value and redemption price per share ($107,383,431 ÷ 8,629,446 shares)		$ 12.44
Maximum offering price per share (100/96.50 of $12.44)		$ 12.89
Class B: Net Asset Value and offering price per share ($160,037,980 ÷ 13,126,575 shares) A		$ 12.19
Class C: Net Asset Value and offering price per share ($77,095,714 ÷ 6,318,907 shares) A		$ 12.20
Institutional Class: Net Asset Value, offering price and redemption price per share ($6,293,190 ÷ 497,416 shares)		$ 12.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Six months ended January 31, 2002 (Unaudited)
Investment Income
Dividends		$ 4,063,201
Interest		575,298
Security lending		22,018
Total income		4,660,517
Expenses
Management fee	$ 1,289,126
Transfer agent fees	1,001,868
Distribution fees	1,703,930
Accounting and security lending fees	82,898
Non-interested trustees' compensation	786
Custodian fees and expenses	8,994
Registration fees	42,617
Audit	11,817
Legal	3,173
Miscellaneous	204,729
Total expenses before reductions	4,349,938
Expense reductions	(98,181)	4,251,757
Net investment income (loss)		408,760
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(61,022,200)
Foreign currency transactions	3,877
Total net realized gain (loss)		(61,018,323)
Change in net unrealized appreciation (depreciation) on investments		(30,839,422)
Net gain (loss)		(91,857,745)
Net increase (decrease) in net assets resulting from operations		$ (91,448,985)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended January 31, 2002 (Unaudited)	Year ended July 31, 2001
Operations
Net investment income (loss)	$ 408,760	$ (1,045,779)
Net realized gain (loss)	(61,018,323)	(193,181,326)
Change in net unrealized appreciation (depreciation)	(30,839,422)	3,157,042
Net increase (decrease) in net assets resulting from operations	(91,448,985)	(191,070,063)
Distributions to shareholders from net investment income	-	(7,638,113)
Distributions to shareholders from net realized gain	-	(8,564,478)
Total distributions	-	(16,202,591)
Share transactions - net increase (decrease)	(47,869,590)	82,088,450
Redemption fees	8,585	99,970
Total increase (decrease) in net assets	(139,309,990)	(125,084,234)
Net Assets
Beginning of period	531,224,275	656,308,509
End of period (including undistributed net investment income of $408,760 and $0, respectively)	$ 391,914,285	$ 531,224,275

Financial Highlights - Class A

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 15.18	$ 21.08	$ 20.31	$ 16.00	$ 13.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.05	.53 F	.05	(.02)	.12
Net realized and unrealized gain (loss)	(2.72)	(5.41)	1.29	5.45	4.19	3.09
Total from investment operations	(2.67)	(5.36)	1.82	5.50	4.17	3.21
Less Distributions
From net investment income	-	(.28)	(.05)	-	(.04)	(.03)
From net realized gain	-	(.26)	(1.01)	(1.20)	(1.21)	(.11)
Total distributions	-	(.54)	(1.06)	(1.20)	(1.25)	(.14)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 12.51	$ 15.18	$ 21.08	$ 20.31	$ 16.00	$ 13.07
Total Return B, C, D	(17.59)%	(26.09)%	9.59%	38.83%	33.99%	32.36%
Ratios to Average Net Assets H
Expenses before expense reductions	1.46% A	1.25%	1.20%	1.34%	2.18%	11.11%A
Expenses net of voluntary waivers, if any	1.46% A	1.25%	1.20%	1.34%	1.75%	1.75%A
Expenses net of all reductions	1.41% A	1.20%	1.17%	1.32%	1.72%	1.75%A
Net Investment Income (loss)	.68% A	.32%	2.39%	.30%	(.11)%	1.09%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,104	$ 54,265	$ 61,610	$ 14,400	$ 3,186	$ 531
Portfolio turnover rate	103% A	220%	172%	149%	151%	13%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Class T

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 15.11	$ 21.01	$ 20.23	$ 15.95	$ 13.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.01	.47 F	.01	(.04)	.08
Net realized and unrealized gain (loss)	(2.70)	(5.40)	1.31	5.43	4.17	3.09
Total from investment operations	(2.67)	(5.39)	1.78	5.44	4.13	3.17
Less Distributions
From net investment income	-	(.25)	(.01)	-	(.03)	(.03)
From net realized gain	-	(.26)	(1.00)	(1.17)	(1.19)	(.11)
Total distributions	-	(.51)	(1.01)	(1.17)	(1.22)	(.14)
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 12.44	$ 15.11	$ 21.01	$ 20.23	$ 15.95	$ 13.03
Total Return B, C, D	(17.67)%	(26.29)%	9.41%	38.45%	33.72%	31.96%
Ratios to Average Net Assets H
Expenses before expense reductions	1.70% A	1.49%	1.44%	1.58%	1.94%	3.66%A
Expenses net of voluntary waivers, if any	1.70% A	1.49%	1.44%	1.58%	1.94%	2.00%A
Expenses net of all reductions	1.66% A	1.44%	1.41%	1.55%	1.90%	2.00%A
Net Investment Income (loss)	.44% A	.08%	2.16%	.07%	(.23)%	.79%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,383	$ 149,618	$ 225,415	$ 65,085	$ 19,918	$ 7,085
Portfolio turnover rate	103% A	220%	172%	149%	151%	13%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period September 3, 1996 (commencement of sale of shares) to July 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 G
Net asset value, beginning of period	$ 14.85	$ 20.72	$ 20.02	$ 15.83	$ 13.01	$ 11.76
Income from Investment Operations
Net investment income (loss) E	(.01)	(.07)	.35 F	(.08)	(.13)	.02
Net realized and unrealized gain (loss)	(2.65)	(5.33)	1.29	5.39	4.16	1.23
Total from investment operations	(2.66)	(5.40)	1.64	5.31	4.03	1.25
Less Distributions
From net investment income	-	(.21)	-	-	(.03)	-
From net realized gain	-	(.26)	(.95)	(1.13)	(1.19)	-
Total distributions	-	(.47)	(.95)	(1.13)	(1.22)	-
Redemption fees added to paid in capital E	-	-	.01	.01	.01	-
Net asset value, end of period	$ 12.19	$ 14.85	$ 20.72	$ 20.02	$ 15.83	$ 13.01
Total Return B, C, D	(17.91)%	(26.66)%	8.77%	37.76%	32.97%	10.63%
Ratios to Average Net Assets H
Expenses before expense reductions	2.22% A	2.01%	1.96%	2.08%	2.63%	6.37%A
Expenses net of voluntary waivers, if any	2.22% A	2.01%	1.96%	2.08%	2.50%	2.50%A
Expenses net of all reductions	2.17% A	1.96%	1.93%	2.05%	2.47%	2.50%A
Net Investment Income (loss)	(.08)% A	(.44)%	1.63%	(.43)%	(.85)%	.32%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,038	$ 213,767	$ 242,888	$ 65,645	$ 12,919	$ 2,039
Portfolio turnover rate	103% A	220%	172%	149%	151%	13%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 G
Net asset value, beginning of period	$ 14.85	$ 20.71	$ 20.01	$ 15.85	$ 13.90
Income from Investment Operations
Net investment income (loss) E	.00	(.06)	.36 F	(.08)	(.10)
Net realized and unrealized gain (loss)	(2.65)	(5.33)	1.29	5.38	3.16
Total from investment operations	(2.65)	(5.39)	1.65	5.30	3.06
Less Distributions
From net investment income	-	(.21)	-	-	(.02)
From net realized gain	-	(.26)	(.96)	(1.15)	(1.10)
Total distributions	-	(.47)	(.96)	(1.15)	(1.12)
Redemption fees added to paid in capital E	-	-	.01	.01	.01
Net asset value, end of period	$ 12.20	$ 14.85	$ 20.71	$ 20.01	$ 15.85
Total Return B, C, D	(17.85)%	(26.62)%	8.84%	37.72%	23.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.12% A	1.96%	1.93%	2.07%	3.16%A
Expenses net of voluntary waivers, if any	2.12% A	1.96%	1.93%	2.07%	2.50%A
Expenses net of all reductions	2.08% A	1.91%	1.90%	2.04%	2.48%A
Net Investment Income (loss)	.02% A	(.39)%	1.66%	(.43)%	(.91)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,096	$ 104,628	$ 107,332	$ 23,524	$ 3,489
Portfolio turnover rate	103% A	220%	172%	149%	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.52 per share.

G For the period November 3, 1997 (commencement of sale of shares) to July 31, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

	Six months ended January 31, 2002	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 F
Net asset value, beginning of period	$ 15.31	$ 21.19	$ 20.38	$ 16.02	$ 13.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.12	.60 E	.11	.04	.14
Net realized and unrealized gain (loss)	(2.74)	(5.44)	1.29	5.46	4.17	3.10
Total from investment operations	(2.66)	(5.32)	1.89	5.57	4.21	3.24
Less Distributions
From net investment income	-	(.30)	(.08)	-	(.07)	(.04)
From net realized gain	-	(.26)	(1.01)	(1.22)	(1.22)	(.11)
Total distributions	-	(.56)	(1.09)	(1.22)	(1.29)	(.15)
Redemption fees added to paid in capital D	-	-	.01	.01	.01	-
Net asset value, end of period	$ 12.65	$ 15.31	$ 21.19	$ 20.38	$ 16.02	$ 13.09
Total Return B, C	(17.37)%	(25.78)%	9.93%	39.31%	34.36%	32.68%
Ratios to Average Net Assets G
Expenses before expense reductions	.97% A	.85%	.88%	1.02%	1.46%	4.40%A
Expenses net of voluntary waivers, if any	.97% A	.85%	.88%	1.02%	1.46%	1.50%A
Expenses net of all reductions	.93% A	.80%	.85%	.99%	1.43%	1.50%A
Net Investment Income (loss)	1.17% A	.72%	2.71%	.63%	.30%	1.29%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,293	$ 8,945	$ 19,064	$ 6,963	$ 3,430	$ 2,246
Portfolio turnover rate	103% A	220%	172%	149%	151%	13%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.52 per share.

F For the period September 3,1996 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Notes to Financial Statements

For the period ended January 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 57,663	$ -
Class T	.25%	.25%	308,838	-
Class B	.75%	.25%	899,432	674,574
Class C	.75%	.25%	437,997	127,232
			$ 1,703,930	$ 801,806

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 38,701	$ 15,336
Class T	50,594	13,947
Class B	389,866	389,866*
Class C	15,898	15,898*
	$ 495,059	$ 435,047

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Telecommunications & Utilities Growth

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 107,658	.47*
Class T	287,410	.47*
Class B	429,703	.48*
Class C	168,526	.38*
Institutional Class	8,571	.23*
	$ 1,001,868

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $411,423 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $98,047 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $134.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2002	Year ended July 31, 2001
From net investment income
Class A	$ -	$ 862,734
Class T	-	2,751,634
Class B	-	2,616,316
Class C	-	1,192,081
Institutional Class	-	215,348
Total	$ -	$ 7,638,113
From net realized gain
Class A	$ -	$ 801,074
Class T	-	2,861,669
Class B	-	3,239,248
Class C	-	1,475,852
Institutional Class	-	186,635
Total	$ -	$ 8,564,478
Total	$ -	$ 16,202,591

Telecommunications & Utilities Growth

Notes to Financial Statements (Unaudited) - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended January 31, 2002	Year ended July 31, 2001	Six months ended January 31, 2002	Year ended July 31, 2001
Class A Shares sold	280,576	1,931,478	$ 3,756,977	$ 33,275,703
Reinvestment of distributions	-	73,413	-	1,502,746
Shares redeemed	(570,607)	(1,353,079)	(7,610,169)	(22,216,472)
Net increase (decrease)	(290,031)	651,812	$ (3,853,192)	$ 12,561,977
Class T Shares sold	459,297	4,273,144	$ 6,148,068	$ 74,172,088
Reinvestment of distributions	-	256,066	-	5,228,877
Shares redeemed	(1,729,014)	(5,360,443)	(23,002,130)	(89,635,391)
Net increase (decrease)	(1,269,717)	(831,233)	$ (16,854,062)	$ (10,234,426)
Class B Shares sold	615,614	5,799,459	$ 8,090,383	$ 99,758,338
Reinvestment of distributions	-	238,300	-	4,806,511
Shares redeemed	(1,887,493)	(3,360,872)	(24,658,745)	(53,399,012)
Net increase (decrease)	(1,271,879)	2,676,887	$ (16,568,362)	$ 51,165,837
Class C Shares sold	469,918	3,665,125	$ 6,133,183	$ 63,045,214
Reinvestment of distributions	-	104,466	-	2,106,036
Shares redeemed	(1,196,251)	(1,906,444)	(15,548,554)	(30,489,563)
Net increase (decrease)	(726,333)	1,863,147	$ (9,415,371)	$ 34,661,687
Institutional Class Shares sold	37,898	340,825	$ 520,774	$ 5,962,193
Reinvestment of distributions	-	7,861	-	161,693
Shares redeemed	(124,755)	(663,878)	(1,699,377)	(12,190,511)
Net increase (decrease)	(86,857)	(315,192)	$ (1,178,603)	$ (6,066,625)

Telecommunications & Utilities Growth

Proxy Voting Results

A special meeting of the funds' shareholders was held on September 19, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	2,485,004,052.59	90.429
Against	106,914,098.58	3.891
Abstain	156,084,959.80	5.680
TOTAL	2,748,003,110.97	100.00
Broker Non-Votes	1,122,408,946.57
PROPOSAL 2
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	3,778,832,477.75	97.634
Withheld	91,579,579.79	2.366
TOTAL	3,870,412,057.54	100.00
Ralph F. Cox
Affirmative	3,777,250,696.42	97.593
Withheld	93,161,361.12	2.407
TOTAL	3,870,412,057.54	100.00
Phyllis Burke Davis
Affirmative	3,777,736,235.59	97.606
Withheld	92,675,821.95	2.394
TOTAL	3,870,412,057.54	100.00
Robert M. Gates
Affirmative	3,777,312,720.35	97.595
Withheld	93,099,337.19	2.405
TOTAL	3,870,412,057.54	100.00
Abigail P. Johnson
Affirmative	3,776,138,709.14	97.564
Withheld	94,273,348.40	2.436
TOTAL	3,870,412,057.54	100.00
Edward C. Johnson 3d
Affirmative	3,776,640,280.66	97.577
Withheld	93,771,776.88	2.423
TOTAL	3,870,412,057.54	100.00
Donald J. Kirk
Affirmative	3,778,334,967.61	97.621
Withheld	92,077,089.93	2.379
TOTAL	3,870,412,057.54	100.00
Marie L. Knowles
Affirmative	3,779,196,853.13	97.643
Withheld	91,215,204.41	2.357
TOTAL	3,870,412,057.54	100.00
	# of Votes Cast	% of Votes Cast
Ned C. Lautenbach
Affirmative	3,779,618,703.40	97.654
Withheld	90,793,354.14	2.346
TOTAL	3,870,412,057.54	100.00
Peter S. Lynch
Affirmative	3,780,128,778.15	97.667
Withheld	90,283,279.39	2.333
TOTAL	3,870,412,057.54	100.00
Marvin L. Mann
Affirmative	3,778,083,907.15	97.615
Withheld	92,328,150.39	2.385
TOTAL	3,870,412,057.54	100.00
William O. McCoy
Affirmative	3,778,215,736.05	97.618
Withheld	92,196,321.49	2.382
TOTAL	3,870,412,057.54	100.00
Robert C. Pozen
Affirmative	3,778,936,133.85	97.637
Withheld	91,475,923.69	2.363
TOTAL	3,870,412,057.54	100.00
William S. Stavropoulos
Affirmative	3,776,868,871.32	97.583
Withheld	93,543,186.22	2.417
TOTAL	3,870,412,057.54	100.00
PROPOSAL 3
To approve an amended management contract for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).
Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	27,145,147.43	94.706
Against	578,452.40	2.018
Abstain	938,840.86	3.276
TOTAL	28,662,440.69	100.00
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	12,324,084.97	95.861
Against	180,478.59	1.404
Abstain	351,619.85	2.735
TOTAL	12,856,183.41	100.00

* Denotes trust-wide proposals and voting results.

Semiannual Report

Proxy Voting Results - continued

Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	530,741,570.72	94.494
Against	12,500,384.43	2.225
Abstain	18,427,582.92	3.281
TOTAL	561,669,538.07	100.00
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	851,252,346.47	94.300
Against	18,460,604.01	2.045
Abstain	32,994,214.11	3.655
TOTAL	902,707,164.59	100.00
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	281,285,209.65	93.633
Against	6,296,027.65	2.096
Abstain	12,831,269.17	4.271
TOTAL	300,412,506.47	100.00
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,522,084,864.77	94.205
Against	35,903,087.36	2.222
Abstain	57,735,253.44	3.573
TOTAL	1,615,723,205.57	100.00
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	377,587,777.27	93.968
Against	8,830,151.93	2.198
Abstain	15,407,000.87	3.834
TOTAL	401,824,930.07	100.00
PROPOSAL 4

To approve an amended sub-advisory agreement with Fidelity Management & Research Company (U.K.) Inc. (FMR U.K.) for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	27,009,280.31	94.232
Against	648,227.58	2.262
Abstain	1,004,932.80	3.506
TOTAL	28,662,440.69	100.00
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	12,286,901.07	95.572
Against	252,676.95	1.965
Abstain	316,605.39	2.463
TOTAL	12,856,183.41	100.00
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	529,465,949.92	94.266
Against	12,932,396.39	2.303
Abstain	19,271,191.76	3.431
TOTAL	561,669,538.07	100.00
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	847,088,562.25	93.839
Against	21,257,319.09	2.355
Abstain	34,361,283.25	3.806
TOTAL	902,707,164.59	100.00
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	279,882,789.46	93.166
Against	6,959,779.41	2.317
Abstain	13,569,937.60	4.517
TOTAL	300,412,506.47	100.00
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,517,249,194.78	93.905
Against	38,477,386.89	2.382
Abstain	59,996,623.90	3.713
TOTAL	1,615,723,205.57	100.00
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	375,975,561.35	93.567
Against	10,351,717.22	2.576
Abstain	15,497,651.50	3.857
TOTAL	401,824,930.07	100.00
PROPOSAL 5

To approve an amended sub-advisory agreement with Fidelity Management & Research Company (Far East.) Inc. (FMR Far East) for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	26,946,124.13	94.012
Against	646,851.32	2.257
Abstain	1,069,465.24	3.731
TOTAL	28,662,440.69	100.00
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	12,257,400.31	95.342
Against	252,376.18	1.964
Abstain	346,406.92	2.694
TOTAL	12,856,183.41	100.00
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	529,041,345.99	94.191
Against	13,788,855.27	2.455
Abstain	18,839,336.81	3.354
TOTAL	561,669,538.07	100.00
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	845,749,254.31	93.690
Against	22,200,061.22	2.460
Abstain	34,757,849.06	3.850
TOTAL	902,707,164.59	100.00
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	279,308,809.30	92.975
Against	7,423,976.21	2.471
Abstain	13,679,720.96	4.554
TOTAL	300,412,506.47	100.00
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,515,246,682.00	93.781
Against	39,621,462.33	2.453
Abstain	60,855,061.24	3.766
TOTAL	1,615,723,205.57	100.00
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	375,094,501.92	93.348
Against	11,145,511.22	2.773
Abstain	15,584,916.93	3.879
TOTAL	401,824,930.07	100.00
PROPOSAL 6
To modify a fundamental investment policy of Fidelity Advisor Consumer Industries Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	17,313,885.44	90.507
Against	716,143.30	3.743
Abstain	1,099,884.81	5.750
TOTAL	19,129,913.55	100.00
Broker Non-Votes	9,532,527.14
PROPOSAL 7
To modify a fundamental investment policy of Fidelity Advisor Telecommunications & Utilities Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	259,321,619.17	89.520
Against	11,816,120.18	4.079
Abstain	18,543,376.72	6.401
TOTAL	289,681,116.07	100.00
Broker Non-Votes	112,143,814.00
PROPOSAL 8

To amend the fundamental investment limitation concerning underwriting for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	17,242,159.47	90.132
Against	737,351.72	3.854
Abstain	1,150,402.36	6.014
TOTAL	19,129,913.55	100.00
Broker Non-Votes	9,532,527.14
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	8,015,449.69	92.439
Against	298,557.43	3.443
Abstain	357,070.66	4.118
TOTAL	8,671,077.78	100.00
Broker Non-Votes	4,185,105.63
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	344,921,286.23	90.303
Against	14,769,931.42	3.867
Abstain	22,270,205.84	5.830
TOTAL	381,961,423.49	100.00
Broker Non-Votes	179,708,114.58
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	573,434,112.25	90.056
Against	23,122,076.44	3.632
Abstain	40,193,770.83	6.312
TOTAL	636,749,959.52	100.00
Broker Non-Votes	265,957,205.07
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	198,745,434.80	90.143
Against	6,687,420.93	3.033
Abstain	15,045,581.56	6.824
TOTAL	220,478,437.29	100.00
Broker Non-Votes	79,934,069.18
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,038,050,631.17	89.600
Against	45,001,236.89	3.885
Abstain	75,482,073.69	6.515
TOTAL	1,158,533,941.75	100.00
Broker Non-Votes	457,189,263.82
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	258,139,070.38	89.111
Against	12,341,581.15	4.261
Abstain	19,200,464.54	6.628
TOTAL	289,681,116.07	100.00
Broker Non-Votes	112,143,814.00
PROPOSAL 9

To amend the fundamental investment limitation concerning lending for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	17,280,427.01	90.332
Against	830,678.39	4.342
Abstain	1,018,808.15	5.326
TOTAL	19,129,913.55	100.00
Broker Non-Votes	9,532,527.14
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	8,060,251.20	92.956
Against	253,755.92	2.926
Abstain	357,070.66	4.118
TOTAL	8,671,077.78	100.00
Broker Non-Votes	4,185,105.63
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	343,588,668.35	89.954
Against	16,110,175.30	4.218
Abstain	22,262,579.84	5.828
TOTAL	381,961,423.49	100.00
Broker Non-Votes	179,708,114.58
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	570,639,456.72	89.618
Against	25,116,295.65	3.944
Abstain	40,994,207.15	6.438
TOTAL	636,749,959.52	100.00
Broker Non-Votes	265,957,205.07
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	197,062,070.37	89.379
Against	8,231,669.62	3.734
Abstain	15,184,697.30	6.887
TOTAL	220,478,437.29	100.00
Broker Non-Votes	79,934,069.18
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,033,136,184.11	89.176
Against	49,048,072.77	4.234
Abstain	76,349,684.87	6.590
TOTAL	1,158,533,941.75	100.00
Broker Non-Votes	457,189,263.82
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	257,832,542.79	89.006
Against	12,756,137.06	4.403
Abstain	19,092,436.22	6.591
TOTAL	289,681,116.07	100.00
Broker Non-Votes	112,143,814.00

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

* Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund only.

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

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Fidelity Investments Institutional Services Co., Inc.

P.O. Box 505422

Cincinnati, OH 45250-5422

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Printed on Recycled Paper

AFOCI-SANN-0302 155101
1.700906.104